UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 — October 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOLS
(CLASS A SHARES)

500 Fund: PJMDX

700 Fund: PDMAX

Putnam Absolute Return 500 and 700 Funds

Annual report
10 | 31 | 10

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
500 and 700
Funds

Annual report
10 | 31 | 10

Message from the Trustees	1

About the funds	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	16

Trustee approval of management contract	17

Other information for shareholders	22

Financial statements	23

Federal tax information	119

Shareholder meeting results	120

About the Trustees	121

Officers	123

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world rallied strongly over the past few months, riding a rising tide of strengthening investor confidence and slowly improving economic and corporate data. Indeed, U.S. stocks delivered their best September in 71 years, and continued to add to those gains in October. Bond markets also have generated positive results for much of 2010 and continue to be a source of refuge for risk-averse investors.

It is important to recognize, however, that we may see periods of heightened market volatility as markets and economies seek more solid ground. The slow pace of the U.S. economic recovery and ongoing European sovereign debt concerns have made markets more susceptible to disappointing news. We believe, however, that Putnam’s research-intensive, actively managed investment approach is well suited for this environment.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the funds and to thank all of our investors for your continued confidence in Putnam.

About the funds

Pursuing positive returns with less volatility

In response to the considerable financial market volatility investors have experienced in recent years, Putnam Absolute Return Funds are designed to provide helpful diversification to portfolios.

Putnam Absolute Return Funds differ from traditional relative return funds in three important ways. First, absolute return funds pursue positive total returns with less volatility over reasonable periods, generally three years or more. Most traditional funds seek outperformance relative to an asset-class benchmark, and their returns may be negative when the benchmark declines. Second, in an effort to reduce volatility, absolute return funds seek to isolate and mitigate specific risks that could cause negative results. Third, absolute return funds are independent from traditional benchmarks, giving them the flexibility to invest in a wide range of securities from sectors and markets around the world.

They can adjust the mix of investments as market opportunities change. In short, absolute return funds are less constrained than funds that focus on outperforming a traditional stock or bond benchmark.

In addition to these features, Putnam Absolute Return 500 Fund and 700 Fund are backed by experts in Putnam’s Global Asset Allocation Group. These professionals use advanced risk management techniques, such as active trading strategies designed to exploit market inefficiencies. These tools can help mitigate downside risk and potentially help the funds outperform general markets during flat or negative conditions.

Consider these risks before investing: Asset allocation decisions may not always be correct and may adversely affect fund performance. The use of leverage through derivatives may magnify this risk.

Leverage and derivatives carry other risks that may result in losses, including the effects of unexpected market shifts and/or the potential illiquidity of certain derivatives. International investments carry risks of volatile currencies, economies, and governments, and emerging-market securities can be illiquid. Bonds are affected by changes in interest rates, credit conditions, and inflation. As interest rates rise, prices of bonds fall. Long-term bonds are more sensitive to interest-rate risk than short-term bonds, while lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. Stocks of small and/or midsize companies increase the risk of greater price fluctuations. REITs involve the risks of real estate investing, including declining property values. Commodities involve the risks of changes in market, political, regulatory, and natural conditions. Additional risks are listed in the funds’ prospectus.

Recurring volatility shows the need for diversification

The historical events described below caused setbacks for stocks and bonds. That is why it is important to diversify a portfolio. Investing in an absolute return fund may help achieve this goal.

Inflation In 1980, the Consumer Price Index rose 13.5% in 1980, and long-term government bonds fell 3.95%. (Source: Ibbotson Long-Term U.S. Government Total Return Index.)

Market panic On Black Monday, October 19, 1987, the Dow Jones Industrial Average plunged 23% in one day.

Global conflict After the September 11 attacks in 2001, the S&P 500 dropped 7.1% when the stock market re-opened days later.

Financial crisis After the Lehman Brothers collapse in September 2008, stocks, bonds, and global markets fell, and even investment-grade bonds lost value, declining 2.4% in October 2008. (Source: Barclays Capital Aggregate Bond Index.)

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–13 for additional performance information. For a portion of the periods, these funds may have had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The funds are not expected to outperform stocks or bonds during periods of market rallies.

Interview with your fund’s portfolio manager

Jeffrey Knight

Jeff, in the second half of the funds’ fiscal year, global markets had some sharp drops and robust rallies. How did the Absolute Return Funds perform?

Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund delivered largely stable performance. For the year that ended October 31, 2010, class A shares of the 500 Fund advanced 3.19% at net asset value, and class A shares of the 700 Fund rose 4.44%. The one-year record is less relevant to the funds’ goals, which are to earn positive total returns of 5% and 7% above T-bills for the 500 Fund and 700 Fund, respectively, on an annualized basis over reasonable periods [generally three years or more].

The markets over the past year were characterized by greater volatility compared with the vigorous rally we saw at the end of 2009. As early as February, Greece’s debt situation began to have widespread negative economic impact. In May 2010, the crisis in European sovereign bond markets came to a turning point, as European governments agreed on a rescue package for Greece and other struggling governments worth nearly $1 trillion. Conditions then gradually stabilized, and both stocks and bonds rallied in the final months of the funds’ fiscal years.

How would you characterize your strategy over the past year?

With market returns below the 2009 pace, we gradually invested portfolio cash in pursuit of returns, while still retaining sizable cash positions to reduce risk. To keep volatility low, we avoided making investments that involved exposure to broad market direction. The results were mixed. The funds’ fiscal year ended on October 31 amid strong market rallies, making the funds’ returns look less impressive. Our strategy to pursue returns

This comparison shows the funds’ performance in the context of broad market indexes for the 12 months ended 10/31/10. See pages 4 and 10–13 for additional fund performance information. Index descriptions can be found on page 16.

that are independent from market direction distinguishes these funds.

How were the funds positioned?

We pursued a number of strategies so that the funds were not tied to any central, common risk. A majority of assets were invested in fixed-income securities, but we used a variety of derivatives, including options, futures, and interest-rate swaps, to reduce interest-rate sensitivity and other risks, so that these positions performed differently from the general bond market. We also held positions in U.S. stocks, favoring companies with strong balance sheets and low debt costs. We offset many of the U.S. equity positions with options that protected the funds from downside volatility. We also introduced currency strategies to take advantage of fluctuations in exchange rates that resulted from greater disparity in economic policies across different markets and regions. Other holdings included high-yield corporate debt and TIPS [Treasury Inflation-Protected Securities]. We gradually eliminated the TIPS position in the second half of the year. They had performed well as the recovery slowed, but at current levels we believe they offer less attractive return potential and may be subject to volatility.

How did the fixed-income holdings perform?

During the period, the funds benefited from our balanced approach to prepayment risk, credit risk, and liquidity risk, primarily as a result of three major mortgage strategies.

First, we held positions in short-term commercial mortgage-backed securities [CMBS], focusing on bonds in the highly liquid topmost part of the capital structure. Our analysis suggested that these bonds were undervalued relative to their liquidity risk. Our CMBS holdings benefited from an increasing investor perception that, even though commercial mortgage delinquencies have continued to grow, senior CMBSs have enough structural protection to withstand losses.

Allocations are represented as a percentage of portfolio value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

Second, the funds’ mortgage strategies also included investments in government-agency interest-only collateralized mortgage obligations [CMO IOs]. CMOs are structured mortgage-backed securities that use pools of mortgage pass-through bonds, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors. IOs are securities derived from the interest portion of the underlying mortgages. CMO IOs are designed so that the longer homeowners take to pay down their mortgages, the more money a security holder will make from interest payments on those loans. Despite record-low mortgage rates, refinancing activity was constrained by extremely tight bank-underwriting requirements, making it difficult for many borrowers to qualify for a new loan. Depressed home prices also hampered borrowers’ attempts to refinance by putting loan-to-home-value ratios outside ranges considered acceptable by most lenders. As a result, our CMO IOs accumulated steady cash flows throughout the fiscal year, with minimal prepayment risk.

In implementing our CMO IO strategy, we used interest-rate swaps and options to hedge the funds’ duration — or sensitivity to interest-rate changes — thereby isolating the prepayment risk that we believed was attractively priced.

Our third mortgage strategy entailed investments in non-agency residential mortgage-backed securities [RMBS]. Within the RMBS area, we emphasized hybrid adjustable-rate mortgage-backed securities, which combine features of both fixed- and adjustable-rate mortgages. We also invested in Alt-A mortgages at what we believed were attractive prices. Alt-A mortgages are considered riskier

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

than standard prime mortgages, but higher quality than subprime mortgages because Alt-A borrowers must have reasonable credit histories.

How did corporate bond holdings perform for the funds?

Many companies have cut costs and restructured their balance sheets to reduce credit risk. This has helped high-yield corporate bonds perform well. We also used credit default swaps to hedge credit risk and market risk, and to gain exposure to individual securities or baskets of securities.

How did the equity strategies perform?

Our emerging-market stock holdings have performed well, and we have increased this weighting. Among our U.S. positions, we were early in adopting a more defensive stance. We began to hedge the equity positions to protect them from downside risk in the spring months, amid market fears of a double-dip recession. The strategy has helped to keep the funds stable, but it also reduced the ability to participate in the rebound that began in late summer and early fall. We have been emphasizing companies with strong balance sheets, which we think are in the best position to weather volatility and deliver strong total returns. Another component of our equity approach was to increase the use of active long-short strategies alongside the equity holdings. We used total return swaps to manage exposures to specific sectors and markets, and hedge sector and market risk.

Why did you introduce the currency strategy?

We used forward currency contracts to gain exposures and hedge exchange risk. As absolute return investors, we monitor the markets for opportunities for risk-adjusted returns independent of stock and bond markets, and we have found new potential in currency strategies. Around the world, policymakers are addressing separate problems — the United States is trying to accelerate growth and avoid deflation, China has lifted bank

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

reserve requirements to prevent inflation, Australia and Canada are raising interest rates as commodity prices increase, and Europe is working to protect the banking sector and the euro. Policymakers are implementing a disparate range of measures, and this is causing fluctuations in exchange rates.

What is your outlook for the funds and the markets in the coming fiscal year?

Markets are at an interesting point in history. On the bright side, the possibilities of a double-dip recession or an outbreak of inflation are less immediate. The lack of global policy coordination creates a variety of investment opportunities. However, it also increases the possibility of an error. In the United States, some banks are facing demands from investors to take back mortgage securities if there were problems in loan origination. In Europe, we believe a sovereign default remains possible.

The funds are now entering their third year, and in 12 months we will begin measuring performance versus our longer-term targets [over reasonable periods, generally at least three years or more]. We see a number of investment opportunities that can help the funds reach their goals, and plan to combine different strategies to help the funds preserve their low-volatility characteristics.

Jeff, thanks for discussing the funds today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the funds for the entire period. Portfolio composition is subject to review in accordance with each fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

IN THE NEWS

The Federal Reserve’s “QE2” has set sail. In light of what has been a tepid economic recovery, in October the Fed announced a second round of monetary stimulus via quantitative easing — dubbed QE2 by the media — involving the purchase of an additional $600 billion of U.S. Treasury bonds through the end of June 2011. The Fed has suggested in recent months that it is particularly concerned about the prospect of deflation, which has plagued the Japanese economy for the better part of the past decade. By purchasing Treasuries, the central bank could drive down already low yields by injecting about $75 billion a month into the capital markets. The idea behind QE2 is that the money would then be reinvested, and the expected upward pressure on asset prices could create inflationary expectations sufficient to prevent deflation from becoming a problem.

Your fund’s performance

This section shows each fund’s performance, price, and distribution information for periods ended October 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the funds’ current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

500 Fund

Fund performance Total return for periods ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	11.24%	4.85%	9.63%	5.63%	9.67%	9.67%	10.18%	6.35%	10.73%	11.78%
Annual average	5.91	2.59	5.08	3.00	5.10	5.10	5.37	3.37	5.65	6.19

1 year	3.19	–2.76	2.37	–2.63	2.30	1.30	2.69	–0.92	2.91	3.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and 0% thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have had expense limitations, without which returns would have been lower.

Fund price and distribution information For the 12–month period ended 10/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.1140		$0.0750	$0.0880	$0.0990		$0.1130	$0.1270

Capital gains — Long-term	0.0360		0.0360	0.0360	0.0360		0.0360	0.0360

Capital gains — Short-term	0.0413		0.0413	0.0413	0.0413		0.0413	0.0413

Total	$0.1913		$0.1523	$0.1653	$0.1763		$0.1903	$0.2043

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/09	$10.78	$11.44	$10.71	$10.72	$10.73	$11.12	$10.76	$10.81

10/31/10	10.93	11.60	10.81	10.80	10.84	11.23	10.88	10.97

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	10.32%	3.98%	8.92%	4.92%	8.96%	8.96%	9.37%	5.57%	9.91%	10.86%
Annual average	5.71	2.23	4.95	2.75	4.97	4.97	5.19	3.11	5.49	6.00

1 year	2.53	–3.39	1.80	–3.20	1.83	0.83	2.02	–1.56	2.34	2.74

700 Fund

Fund performance Total return for periods ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	16.55%	9.85%	14.72%	10.72%	14.89%	14.89%	15.04%	11.04%	15.61%	16.88%
Annual average	8.61	5.20	7.68	5.64	7.77	7.77	7.85	5.81	8.13	8.77

1 year	4.44	–1.56	3.54	–1.46	3.59	2.59	3.64	0.03	3.97	4.64

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and 0% thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have had expense limitations, without which returns would have been lower.

Fund price and distribution information For the 12–month period ended 10/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.1500		$0.1090	$0.1250	$0.1300		$0.1370	$0.1620

Capital gains — Long-term	0.0270		0.0270	0.0270	0.0270		0.0270	0.0270

Capital gains — Short-term	0.0240		0.0240	0.0240	0.0240		0.0240	0.0240

Total	$0.2010		$0.1600	$0.1760	$0.1810		$0.1880	$0.2130

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/09	$11.16	$11.84	$11.08	$11.09	$11.10	$11.50	$11.12	$11.17

10/31/10	11.45	12.15	11.31	11.31	11.32	11.73	11.37	11.47

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	15.64%	8.99%	13.91%	9.91%	14.07%	14.07%	14.22%	10.26%	14.70%	15.86%
Annual average	8.56	4.99	7.64	5.49	7.73	7.73	7.81	5.68	8.06	8.68

1 year	4.18	–1.84	3.18	–1.82	3.33	2.33	3.37	–0.24	3.61	4.19

500 Fund

500 Fund: Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,963 ($10,563 with contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,967, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,635 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,073 and $11,178, respectively.

700 Fund

700 Fund: Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,472 ($11,072 with contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $11,489, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,104 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,561 and $11,688, respectively.

Comparative index returns For periods ended 10/31/10

	BofA Merrill Lynch	Barclays Capital
	U.S. Treasury Bill Index	Aggregate Bond Index	S&P 500 Index

Life of fund	0.48%	15.06%	42.86%
Annual average	0.26	7.86	21.20

1 year	0.20	8.01	16.52

Index results should be compared with fund performance at net asset value.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

500 Fund

Net expenses for the fiscal year ended 10/31/09*†	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Total annual operating expenses for the fiscal year
ended 10/31/09†	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

Annualized expense ratio for the six-month period
ended 10/31/10‡	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Annualized expense ratio for the six-month period
ended 10/31/10‡**	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

700 Fund

Net expenses for the fiscal year ended 10/31/09*†	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Total annual operating expenses for the fiscal year
ended 10/31/09†	1.64%	2.39%	2.39%	2.14%	1.89%	1.39%

Annualized expense ratio for the six-month period
ended 10/31/10‡	1.61%	2.36%	2.36%	2.11%	1.86%	1.36%

Annualized expense ratio for the six-month period
ended 10/31/10‡**	1.38%	2.13%	2.13%	1.88%	1.63%	1.13%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation, effective 11/1/10 through at least 2/28/12, to limit total annual operating expenses (before any performance adjustment to the fund’s base management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and payments under the fund’s distribution plans) to an annual rate of 0.90% and 1.10% of the 500 Fund and 700 Fund average net assets, respectively.

† Reflects projected expenses under a new management contract effective 2/1/10.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights, and includes 0.01% (500 Fund) and 0.03% (700 Fund) of performance fees.

** Reflects total annual operating expense limit effective 11/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund from May 1, 2010, to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

500 Fund

Expenses paid per $1,000*†	$7.30	$11.06	$11.06	$9.81	$8.56	$6.05

Ending value (after expenses)	$998.20	$994.50	$994.50	$996.30	$997.20	$1,000.00

700 Fund

Expenses paid per $1,000*†	$8.13	$11.89	$11.89	$10.63	$9.38	$6.87

Ending value (after expenses)	$1,002.60	$998.20	$998.20	$998.20	$1,000.00	$1,003.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

	Class A	Class B	Class C	Class M	Class R	Class Y

500 Fund

Expenses paid per $1,000*†	$5.84	$9.60	$9.60	$8.35	$7.10	$4.59

Ending value (after expenses)	$998.20	$994.50	$994.50	$996.30	$997.20	$1,000.00

700 Fund

Expenses paid per $1,000*†	$6.97	$10.73	$10.73	$9.47	$8.22	$5.71

Ending value (after expenses)	$1,002.60	$998.20	$998.20	$998.20	$1,000.00	$1,003.50

* Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† Expenses for each class are calculated using the fund’s projected annualized expense ratio for each class reflecting the total annual operating expense limit effective 11/1/10.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2010, use the following calculation method. To find the value of your investment on May 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

500 Fund

Expenses paid per $1,000*†	$7.37	$11.17	$11.17	$9.91	$8.64	$6.11

Ending value (after expenses)	$1,017.90	$1,014.12	$1,014.12	$1,015.38	$1,016.64	$1,019.16

700 Fund

Expenses paid per $1,000*†	$8.19	$11.98	$11.98	$10.71	$9.45	$6.92

Ending value (after expenses)	$1,017.09	$1,013.31	$1,013.31	$1,014.57	$1,015.83	$1,018.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

	Class A	Class B	Class C	Class M	Class R	Class Y

500 Fund

Expenses paid per $1,000*†	$5.90	$9.70	$9.70	$8.44	$7.17	$4.63

Ending value (after expenses)	$1,019.36	$1,015.58	$1,015.58	$1,016.84	$1,018.10	$1,020.62

700 Fund

Expenses paid per $1,000*†	$7.02	$10.82	$10.82	$9.55	$8.29	$5.75

Ending value (after expenses)	$1,018.25	$1,014.47	$1,014.47	$1,015.73	$1,016.99	$1,019.51

* Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† Expenses for each class are calculated using the fund’s projected annualized expense ratio for each class reflecting the total annual operating expense limit effective 11/1/10.

Terms and definitions

Important terms

Total return shows how the value of each fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract with respect to your fund among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, each fund ranked in the following quintiles in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and total expenses (excluding any applicable 12b-1 fees) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds).

	Effective management fee	Total expense
	(quintile rank)	(quintile rank)

Putnam Absolute Return 500 Fund	2nd	4th
Putnam Absolute Return 700 Fund	3rd	4th

The Trustees also considered that each fund ranked in the following quintiles in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Pro forma effective
management fee
(quintile rank)

Putnam Absolute
Return 500 Fund	1st
Putnam Absolute
Return 700 Fund	3rd

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund, which had only a limited performance record because it had only recently commenced operations) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund, the Trustees considered information about each fund’s performance relative to its benchmark for the one-year period ended December 31, 2009. For each of the Funds, the class A share net return exceeded the benchmark return over the one-year period ended December 31, 2009. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, each fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the funds’ financial statements.

The funds’ portfolios list all the funds’ investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statements of assets and liabilities show how the funds’ net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statements of operations show the funds’ net investment gain or loss. This is done by first adding up all the funds’ earnings — from dividends and interest income — and subtracting their operating expenses to determine net investment income (or loss). Then, any net gain or loss the funds realized on the sales of their holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the funds’ net gain or loss for the fiscal year.

Statements of changes in net assets show how the funds’ net assets were affected by the funds’ net investment gain or loss, by distributions to shareholders and by changes in the number of the funds’ shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the funds’ investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 500 and 700 Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 500 and 700 Funds (the “funds”) at October 31, 2010, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2010

The funds’ portfolios 10/31/10

MORTGAGE-BACKED SECURITIES*	500 Fund 28.1%		700 Fund 30.0%
	Principal amount	Value	Principal amount	Value

Adjustable Rate Mortgage Trust FRB
Ser. 07-1, Class 2A1, 5.668s, 2037	$512,399	$315,566	$1,142,349	$703,527

Banc of America Commercial
Mortgage, Inc.
Ser. 08-1, Class A3, 6.302s, 2014	983,000	1,088,285	—	—
FRB Ser. 07-4, Class A3, 5.808s, 2051	1,695,000	1,863,314	—	—
Ser. 07-2, Class A2, 5.634s, 2049	3,961,000	4,084,644	—	—
Ser. 07-5, Class A3, 5.62s, 2051	392,000	416,152	355,000	376,872
Ser. 06-4, Class A2, 5.522s, 2046	1,859,000	1,893,124	—	—
FRB Ser. 06-1, Class A2, 5.334s, 2045	1,958,000	1,971,189	1,244,000	1,252,379
Ser. 06-6, Class A2, 5.309s, 2045	1,429,000	1,460,713	927,000	947,572
Ser. 07-1, Class XW, IO, 0.285s, 2049	5,267,497	70,673	4,676,347	62,742

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.734s, 2035	5,853,642	43,905	4,885,179	36,641
Ser. 04-4, Class XC, IO, 0.243s, 2042	7,231,841	114,340	6,419,118	101,491

Banc of America Funding Corp. FRB
Ser. 07-6, Class A1, 0.29s, 2037	855,850	602,176	1,063,142	748,027

Barclays Capital, LLC Trust FRB
Ser. 07-AA1, Class 2A1, 0.436s, 2037	801,811	478,926	1,709,822	1,021,285

Bear Stearns Alt-A Trust
Ser. 06-4, Class 22A1, 5.65s, 2036	661,819	326,078	1,520,319	749,061
FRB Ser. 06-2, Class 24A1, 5.637s, 2036	1,263,644	815,050	1,409,048	908,836
FRB Ser. 05-9, Class 11A1, 0.516s, 2035	939,809	535,691	—	—

Bear Stearns Alt-A Trust 144A FRB
Ser. 06-7, Class 1AE4, 5.72s, 2046	657,623	440,608	934,455	626,085

Bear Stearns Asset Backed Securities Trust
FRB Ser. 07-AC4, Class A1, 0.556s, 2037	500,726	252,867	693,424	350,179
FRB Ser. 06-IM1, Class A1, 0.486s, 2036	411,951	216,274	421,450	221,261

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 07-PW16, Class A2, 5.665s, 2040	1,867,000	1,928,555	423,000	436,946
Ser. 06-PW13, Class A2, 5.426s, 2041	1,614,000	1,647,201	1,897,000	1,936,023
Ser. 07-PW15, Class A4, 5.331s, 2044	1,097,000	1,142,064	—	—
Ser. 05-PWR9, Class A2, 4.735s, 2042	278,852	280,227	489,501	491,916

Citigroup FRB Ser. 07-AR5, Class 1A2A,
5.432s, 2037	287,873	201,343	284,473	198,964

Citigroup Commercial Mortgage Trust
FRB Ser. 08-C7, Class A2B, 6.091s, 2049	331,000	354,709	166,000	177,891
FRB Ser. 07-C6, Class A3, 5.698s, 2049	1,477,000	1,577,064	—	—

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-10, Class 1A5A, 5.627s, 2035	—	—	372,391	248,571
FRB Ser. 07-6, Class 1A3A, 5.43s, 2046	246,404	130,594	214,099	113,473
FRB Ser. 06-AR7, Class 2A2A, 5.38s, 2036	577,243	329,028	697,593	397,628

Citigroup/Deutsche Bank Commercial
Mortgage Trust
Ser. 06-CD3, Class A2, 5.56s, 2048	579,000	620,647	—	—
Ser. 06-CD2, Class A2, 5.408s, 2046	832,781	835,979	1,158,363	1,162,811

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.1%		700 Fund 30.0%
Principal amount		Value	Principal amount	Value

Commercial Mortgage Pass-Through
Certificates
FRB Ser. 07-C9, Class A2, 5.811s, 2049	$—	$—	$231,000	$240,741
Ser. 06-C8, Class A3, 5.308s, 2046	2,578,000	2,699,318	—	—
Ser. 06-C8, Class A2B, 5.248s, 2046	278,000	287,681	380,000	393,234

Countrywide Alternative Loan Trust
Ser. 07-16CB, Class 3A1, 6 3/4s, 2037	493,662	285,485	663,011	383,419
Ser. 07-16CB, Class 4A7, 6s, 2037	339,581	254,686	785,657	589,243
Ser. 06-45T1, Class 2A5, 6s, 2037	429,396	326,341	565,529	429,802
Ser. 06-41CB, Class 1A7, 6s, 2037	485,273	349,396	636,452	458,245
Ser. 06-2CB, Class A11, 6s, 2036	130,108	88,067	124,167	84,046
Ser. 05-80CB, Class 2A1, 6s, 2036	204,510	157,473	194,873	150,052
Ser. 05-50CB, Class 3A1, 6s, 2035	548,495	358,771	809,949	529,788
FRB Ser. 07-HY4, Class 4A1, 5.634s, 2047	626,811	442,361	857,628	605,256
FRB Ser. 05-9CB, Class 1A1, 0.756s, 2035	434,138	329,571	601,348	456,507
FRB Ser. 06-23CBC, Class 2A5, 0.656s, 2036	236,289	114,600	243,171	117,938
FRB Ser. 06-18CB, Class A7, 0.606s, 2036	590,131	341,007	783,628	452,820
FRB Ser. 06-24CB, Class A13, 0.606s, 2036	390,155	243,115	489,436	304,980

Countrywide Home Loans
FRB Ser. 06-HYB3, Class 2A1A, 5.505s, 2036	804,271	611,948	922,224	701,695
FRB Ser. 06-HYB2, Class 2A1B, 5.272s, 2036	1,113,804	746,249	1,458,184	976,983
FRB Ser. 04-HYB6, Class A2, 3.107s, 2034	622,791	529,372	1,403,286	1,192,793

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.655s, 2035	569,778	83,091	774,252	112,910
Ser. 05-R3, Class AS, IO, 5.506s, 2035	1,766,853	234,108	3,020,587	400,228
Ser. 06-R1, Class AS, IO, 5.471s, 2036	4,627,842	514,847	5,590,903	621,988
Ser. 05-R2, Class 1AS, IO, 5.303s, 2035	2,104,370	284,041	3,413,462	460,738
FRB Ser. 05-R3, Class AF, 0.656s, 2035	—	—	49,732	42,273

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A2, 6.214s, 2041	2,546,000	2,675,752	290,000	304,779
Ser. 07-1, Class 1A4, 6.131s, 2037	394,560	253,751	792,931	509,954
Ser. 06-6, Class 1A4, 6s, 2036	1,130,410	676,550	2,485,601	1,487,632
Ser. 07-1, Class 1A1A, 5.942s, 2037	142,986	88,651	189,651	117,583
FRB Ser. 06-C3, Class A2, 5.826s, 2038	319,000	322,445	550,000	555,940
Ser. 07-C5, Class AAB, 5.62s, 2040	1,788,000	1,918,356	—	—
Ser. 07-C5, Class A2, 5.589s, 2040	1,089,000	1,125,830	—	—
Ser. 07-C2, Class A2, 5.448s, 2049	2,220,000	2,278,252	2,278,000	2,337,774

CS First Boston Mortgage
Securities Corp. FRB Ser. 05-C4,
Class A3, 5.12s, 2038	1,083,000	1,121,987	1,292,000	1,338,511

CS First Boston Mortgage
Securities Corp. 144A
Ser. 03-C3, Class AX, IO, 1.735s, 2038	8,412,069	301,457	9,153,542	328,029
Ser. 04-C4, Class AX, IO, 0.379s, 2039	4,016,571	91,260	3,462,343	78,668
Ser. 05-C1, Class AX, IO, 0.147s, 2038	27,112,418	267,524	25,995,708	256,505

CWCapital Cobalt
Ser. 07-C3, Class A2, 5.933s, 2046	2,174,000	2,267,822	—	—
Ser. 07-C2, Class A2, 5.334s, 2047	60,327	62,813	—	—

Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR6, Class A6, 0.446s, 2037	428,090	239,730	489,912	274,351

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.1%		700 Fund 30.0%
	Principal amount	Value	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 10-100, Class CS, IO,
6.394s, 2040	$4,389,434	$655,284	$6,824,993	$1,018,881
IFB Ser. 10-100, Class QS, IO,
6.394s, 2040	1,984,933	338,462	2,553,306	435,378
IFB Ser. 10-100, Class SD, IO,
6.324s, 2040	12,752,706	1,875,657	18,691,927	2,749,192
IFB Ser. 10-35, Class SG, IO,
6.144s, 2040	7,128,301	1,043,156	7,086,426	1,037,028
IFB Ser. 10-123, Class SL, IO,
5.813s, 2040	17,246,000	2,387,493	26,751,000	3,703,342
Ser. 10-98, Class DI, IO, 5s, 2040	461,658	74,784	496,184	80,377
Ser. 09-31, Class PI, IO, 5s, 2038	2,865,055	402,349	2,846,408	399,730
Ser. 10-100, Class AI, IO, 4 1/2s, 2025	9,443,771	678,771	12,994,822	934,003
IFB Ser. 05-74, Class NK, 26.219s, 2035	96,712	153,063	95,871	151,732
IFB Ser. 05-95, Class OP, 19.564s, 2035	154,395	231,754	154,395	231,754
IFB Ser. 03-W6, Class 4S, IO,
7.344s, 2042	1,214,978	241,538	1,907,565	379,224
IFB Ser. 04-W2, Class 1A3S, IO,
6.894s, 2044	48,349	4,774	40,979	4,047
IFB Ser. 05-59, Class KS, IO,
6.444s, 2035	133,733	20,417	4,669,746	712,938
IFB Ser. 05-104, Class SI, IO,
6.444s, 2033	1,138,888	150,243	969,498	127,897
IFB Ser. 05-51, Class WS, IO,
6.374s, 2035	232,567	36,946	206,512	32,807
IFB Ser. 10-27, Class BS, IO,
6.194s, 2040	4,281,820	588,953	6,090,165	837,687
IFB Ser. 07-30, Class OI, IO,
6.184s, 2037	2,285,581	370,013	2,646,462	428,436
IFB Ser. 08-11, Class SC, IO,
6.024s, 2038	265,634	39,649	245,031	36,573
IFB Ser. 09-88, Class SA, IO,
5.944s, 2039	325,864	41,131	286,125	36,115
IFB Ser. 09-12, Class DI, IO,
5.774s, 2037	8,091,637	1,196,268	12,020,997	1,777,184
Ser. 06-W3, Class 1AS, IO, 5.773s, 2046	116,133	17,606	271,846	41,212
Ser. 06-W2, Class 1AS, IO, 5.771s, 2036	799,424	92,933	1,599,259	185,914
Ser. 07-W1, Class 1AS, IO, 5.519s, 2046	1,523,378	216,479	2,030,848	288,593
Ser. 10-21, Class IP, IO, 5s, 2039	1,454,808	210,947	2,283,507	331,109
IFB Ser. 05-W2, Class A2, IO,
4.954s, 2035	599,548	72,797	1,024,973	124,452
Ser. 98-W2, Class X, IO, 2.338s, 2028	696,874	32,913	591,782	27,949
Ser. 03-W12, Class 2, IO, 2.23s, 2043	499,287	38,184	678,304	51,875
Ser. 03-W12, Class 1IO2, IO,
1.986s, 2043	5,669,050	399,015	7,500,652	527,932
Ser. 98-W5, Class X, IO, 1.737s, 2028	293,127	13,097	248,920	11,122
Ser. 03-W10, Class 1, IO, 1.665s, 2043	361,327	21,020	490,928	28,560
Ser. 03-W8, Class 12, IO, 1.64s, 2042	353,435	16,371	480,015	22,234
Ser. 03-W17, Class 12, IO, 1.137s, 2033	1,906,478	75,819	2,590,926	103,039
FRB Ser. 07-80, Class F, 0.956s, 2037	49,015	48,999	—	—
Ser. 03-T2, Class 2, IO, 0.811s, 2042	6,743,327	182,522	8,339,426	225,724

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.1%		700 Fund 30.0%
	Principal amount	Value	Principal amount	Value

Federal National Mortgage Association
FRB Ser. 06-3, Class FY, 0.756s, 2036	$35,092	$35,107	$30,102	$30,114
Ser. 01-T12, Class IO, 0.565s, 2041	4,641,878	95,376	6,306,371	129,577
Ser. 03-W1, Class 2A, IO, zero %, 2042	1,051,661	—	893,194	—
Ser. 08-36, Class OV, PO, zero %, 2036	—	—	65,864	51,458
FRB Ser. 06-115, Class SN, zero %, 2036	333,252	308,203	493,769	456,654
FRB Ser. 06-104, Class EK, zero %, 2036	79,200	75,489	112,991	107,698
FRB Ser. 05-117, Class GF, zero %, 2036	—	—	70,047	68,857

Federal Home Loan Mortgage Corp.
IFB Ser. T-56, Class 3ASI, IO, 7.244s, 2043	127,800	26,545	218,496	45,384
Ser. T-8, Class A9, IO, 0.322s, 2028	405,792	6,015	344,618	5,108
Ser. T-59, Class 1AX, IO, 0.271s, 2043	886,428	7,479	752,718	6,351
Ser. T-48, Class A2, IO, 0.212s, 2033	1,211,235	9,214	1,028,553	7,824
FRB Ser. T-54, Class 2A, IO, zero %, 2043	511,564	—	434,452	—
IFB Ser. 2976, Class KL, 23.444s, 2035	292,399	447,034	409,359	625,848
IFB Ser. 2990, Class LB, 16.291s, 2034	286,357	376,900	400,900	527,660
IFB Ser. 3151, Class SI, IO, 6.894s, 2036	525,842	88,982	449,130	76,001
IFB Ser. 3157, Class SA, IO, 6.894s, 2036	3,020,319	576,217	3,590,191	684,937
IFB Ser. 3208, Class PS, IO, 6.844s, 2036	3,019,435	471,730	3,031,880	473,674
IFB Ser. 3050, Class SI, IO, 6.494s, 2034	4,567,741	702,152	4,554,667	700,142
IFB Ser. 3117, Class SI, IO, 6.444s, 2036	5,155,809	824,930	6,157,002	985,120
IFB Ser. 3398, Class SI, IO, 6.394s, 2036	2,580,846	337,962	3,318,231	434,522
IFB Ser. 2990, Class SR, IO, 6.394s, 2035	2,896,296	424,076	3,314,475	485,305
IFB Ser. 3145, Class GI, IO, 6.344s, 2036	2,551,555	395,345	3,005,165	465,628
IFB Ser. 3055, Class MS, IO, 6.344s, 2035	3,632,403	587,360	4,156,413	672,092
IFB Ser. 3677, Class KS, IO, 6.294s, 2040	2,509,323	376,326	3,432,723	514,809
IFB Ser. 3346, Class SC, IO, 6.294s, 2033	7,054,349	999,672	7,459,892	1,057,141
IFB Ser. 3346, Class SB, IO, 6.294s, 2033	2,654,011	374,720	2,306,455	325,648
IFB Ser. 3303, Class SD, IO, 5.834s, 2037	2,536,304	308,248	3,285,666	399,321
IFB Ser. 3309, Class SG, IO, 5.814s, 2037	2,282,446	305,990	2,941,820	394,388
Ser. 2815, Class GS, 5.744s, 2034	2,348,754	272,758	3,049,259	354,106
IFB Ser. 3725, Class CS, IO, 5.744s, 2040	6,681,489	960,598	17,435,579	2,506,713
Ser. 3672, Class PI, IO, 5 1/2s, 2039	1,749,568	332,908	2,339,726	445,203
Ser. 3707, Class IK, IO, 5s, 2040	287,574	49,500	309,390	53,255
Ser. 3645, Class ID, IO, 5s, 2040	629,609	91,344	955,301	138,595
Ser. 3707, Class EI, IO, 5s, 2038	—	—	17,044,715	2,931,350
Ser. 3687, Class CI, IO, 5s, 2038	—	—	3,861,570	636,232
Ser. 3680, Class KI, IO, 5s, 2038	8,927,220	1,450,048	12,399,458	2,014,044
Ser. 3632, Class CI, IO, 5s, 2038	808,465	121,076	1,226,430	183,670
Ser. 3626, Class DI, IO, 5s, 2037	594,986	57,416	902,711	87,112
Ser. 3653, Class CI, IO, 5s, 2036	8,925,892	932,309	10,661,530	1,113,597
Ser. 3623, Class CI, IO, 5s, 2036	531,760	50,517	806,835	76,649
Ser. 3663, Class BI, IO, 4 1/2s, 2024 F	6,858,189	636,688	9,055,876	840,713
Ser. 3745, Class IM, IO, 4s, 2035	2,733,000	313,441	—	—
Ser. 3738, Class MI, IO, 4s, 2034	26,390,000	2,952,381	35,680,000	3,991,700
Ser. 3736, Class QI, IO, 4s, 2034	4,737,000	494,401	—	—
Ser. 3707, Class HI, IO, 4s, 2023	763,779	55,137	821,935	59,335
FRB Ser. 3190, Class FL, 1.056s, 2032	38,647	38,681	—	—
FRB Ser. 3350, Class FK, 0.856s, 2037	35,620	35,636	—	—
Ser. 3206, Class EO, PO, zero %, 2036	184,696	163,537	—	—

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.1%		700 Fund 30.0%
	Principal amount	Value	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. 3175, Class MO, PO, zero %, 2036	$130,882	$114,957	$—	$—
FRB Ser. 3047, Class BD, zero %, 2035	91,036	89,790	—	—

GE Capital Commercial Mortgage Corp.
Ser. 07-C1, Class A3, 5.481s, 2049	914,000	955,055	—	—
FRB Ser. 06-C1, Class A2, 5.335s, 2044	942,000	946,399	1,127,000	1,132,263

GE Capital Commercial Mortgage Corp.
144A Ser. 05-C2, Class XC, IO, 0.119s, 2043	24,762,334	203,546	21,399,955	175,908

Government National Mortgage Association
IFB Ser. 09-77, Class CS, IO, 6.744s, 2038	1,943,131	277,293	2,564,933	366,026
IFB Ser. 09-61, Class SA, IO, 6.444s, 2039	2,405,097	273,508	5,462,722	621,221
IFB Ser. 10-98, Class CS, IO, 6.444s, 2038	574,442	96,615	618,171	103,970
IFB Ser. 10-98, Class SA, IO, 6.444s, 2038	556,153	93,133	597,865	100,118
IFB Ser. 10-32, Class SP, IO, 6.444s, 2036	765,575	89,733	824,024	96,584
IFB Ser. 10-113, Class PS, IO, 6.444s, 2035	3,171,864	501,630	—	—
IFB Ser. 10-125, Class CS, IO, 6.394s, 2040	4,161,835	677,274	—	—
IFB Ser. 10-85, Class SA, IO, 6.394s, 2040	240,172	38,178	257,746	40,971
IFB Ser. 10-85, Class AS, IO, 6.394s, 2039	787,101	120,505	846,505	129,600
IFB Ser. 10-113, Class SB, IO, 6.394s, 2039	3,663,003	637,472	12,888,823	2,243,042
IFB Ser. 10-113, Class AS, IO, 6.394s, 2039	556,270	94,599	599,136	101,889
IFB Ser. 10-85, Class SD, IO, 6.394s, 2038	525,264	79,914	564,758	85,922
Ser. 10-98, Class HS, IO, 6.344s, 2040	10,997,192	1,560,282	15,467,235	2,194,491
Ser. 10-98, Class TS, IO, 6.344s, 2040	9,223,179	1,616,639	12,972,803	2,273,873
IFB Ser. 10-98, Class QS, IO, 6.344s, 2040	745,077	114,190	801,703	122,869
IFB Ser. 10-98, Class YS, IO, 6.344s, 2039	770,893	116,906	828,511	125,644
IFB Ser. 10-47, Class HS, IO, 6.344s, 2039	358,019	56,349	385,483	60,671
IFB Ser. 10-31, Class HS, IO, 6.344s, 2039	2,491,571	361,375	—	—
IFB Ser. 10-68, Class SD, IO, 6.324s, 2040	3,973,918	606,209	3,159,033	481,900
IFB Ser. 10-58, Class LS, IO, 6.294s, 2039	8,095,356	1,156,695	6,170,848	881,714
IFB Ser. 10-42, Class SP, IO, 6.294s, 2039	3,366,183	500,019	4,053,339	602,090
IFB Ser. 10-31, Class PS, IO, 6.294s, 2038	5,806,655	889,942	8,575,262	1,314,265
IFB Ser. 10-60, Class S, IO, 6.244s, 2040	2,743,893	375,392	3,745,909	512,478
IFB Ser. 10-50, Class LS, IO, 6.244s, 2040	2,289,206	309,615	2,665,003	360,442
IFB Ser. 09-104, Class KS, IO, 6.244s, 2039	581,892	63,490	510,274	55,676
IFB Ser. 10-53, Class SA, IO, 6.244s, 2039	1,970,986	282,145	2,465,200	352,891
IFB Ser. 10-31, Class GS, IO, 6.244s, 2039	2,691,639	396,882	2,522,801	371,987
IFB Ser. 10-2, Class SA, IO, 6.244s, 2037	839,816	105,708	903,234	113,690
IFB Ser. 10-62, Class SD, IO, 6.234s, 2040	2,667,055	360,052	2,215,945	299,153
IFB Ser. 10-67, Class SE, IO, 6.194s, 2040	11,646,171	1,566,177	16,358,984	2,199,956
IFB Ser. 09-101, Class SB, IO,
6.194s, 2039	5,446,412	599,759	5,404,394	595,132
Ser. 10-47, Class AS, IO, 6.184s, 2040	5,864,722	781,181	5,900,394	785,933
IFB Ser. 10-24, Class BS, IO, 6.174s, 2038	15,908,883	2,329,160	22,116,450	3,237,986
IFB Ser. 09-103, Class SW, IO,
6.144s, 2037	10,699,680	1,300,546	10,765,392	1,308,533
Ser. 10-85, Class JS, IO, 6.08s, 2040	4,940,838	682,972	4,971,894	687,265
IFB Ser. 10-26, Class QS, IO,
5.994s, 2040 F	5,483,605	808,624	6,386,264	941,732
IFB Ser. 09-58, Class AS, IO, 5.994s, 2039	3,238,648	352,495	5,798,094	631,065
IFB Ser. 10-113, Class DS, IO, 5.844s, 2039	8,522,331	1,147,447	5,663,959	762,595
IFB Ser. 10-116, Class SL, IO, 5.794s, 2039	2,079,572	321,044	—	—

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.1%		700 Fund 30.0%
	Principal amount	Value	Principal amount	Value

Government National Mortgage Association
Ser. 10-151, Class SA, IO, 5.79s, 2040 Δ	$3,315,000	$502,057	$3,397,000	$514,476
IFB Ser. 10-98, Class ST, IO,
5.744s, 2040	12,005,540	1,476,561	—	—
IFB Ser. 09-55, Class SN, IO,
5.744s, 2039	12,356,403	1,194,988	12,322,069	1,191,667
IFB Ser. 10-50, Class YS, IO,
5.744s, 2038	9,883,215	1,162,167	13,728,684	1,614,356
IFB Ser. 10-116, Class SA, IO,
5.644s, 2040	3,101,155	434,274	—	—
IFB Ser. 10-68, Class MS, IO,
5.594s, 2040	3,680,174	441,401	5,000,482	599,759
IFB Ser. 10-15, Class AS, IO,
5.504s, 2040	10,842,353	1,211,199	11,037,396	1,232,987
IFB Ser. 10-20, Class SD, IO,
5.424s, 2040	4,194,024	532,893	3,352,575	425,978
IFB Ser. 10-35, Class DX, IO,
5.424s, 2035	1,819,119	171,579	1,689,996	159,400
IFB Ser. 10-20, Class IT, IO, 5s, 2040	5,286,626	655,965	6,155,853	763,818
Ser. 10-103, Class IN, IO, 4 1/2s, 2039	11,120,990	1,473,531	13,571,648	1,798,243
Ser. 10-87, Class HI, IO, 4 1/2s, 2038	—	—	9,461,883	1,353,184
Ser. 10-120, Class AI, IO, 4 1/2s, 2038	16,536,268	2,418,429	12,605,140	1,843,502
Ser. 10-109, Class CI, IO, 4 1/2s, 2037	—	—	4,621,805	670,162
Ser. 10-94, Class PI, IO, 4 1/2s, 2037	4,832,004	724,512	4,918,096	737,421
Ser. 10-42, Class PI, IO, 4 1/2s, 2037	19,818,114	2,724,991	27,551,846	3,788,379
Ser. 10-87, Class ID, IO, 4 1/2s, 2035	2,307,145	223,017	2,024,819	195,726

Greenwich Capital Commercial
Funding Corp. Ser. 05-GG3, Class A2,
4.305s, 2042	531,971	539,085	424,783	430,464

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A3, 5.766s, 2038	707,000	749,307	—	—
Ser. 06-GG6, Class A2, 5.506s, 2038	1,649,781	1,665,640	2,255,206	2,276,883

GS Mortgage Securities Corp. II 144A
Ser. 03-C1, Class X1, IO, 0.847s, 2040	5,552,319	83,104	4,928,580	73,769

GSMPS Mortgage Loan Trust FRB
Ser. 05-RP2, Class 1AF, 0.606s, 2035	363,450	305,298	423,703	355,911

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	356,257	331,319	453,418	421,679
Ser. 05-RP1, Class 1AS, IO, 5.677s, 2035	363,146	52,656	463,011	67,137
IFB Ser. 04-4, Class 1AS, IO, 5.527s, 2034	694,509	100,270	853,930	123,286
Ser. 06-RP2, Class 1AS1, IO, 5.382s, 2036	594,614	86,591	594,614	86,591
Ser. 98-2, IO, 0.809s, 2027	116,989	2,483	99,334	2,108
FRB Ser. 06-RP2, Class 1AF1,
0.656s, 2036	594,614	499,476	594,614	499,476
FRB Ser. 04-4, Class 1AF, 0.656s, 2034	694,509	590,333	853,930	725,840
FRB Ser. 05-RP1, Class 1AF, 0.606s, 2035	363,146	308,674	463,011	393,560
Ser. 98-3, IO, 0.538s, 2027	141,621	2,417	120,225	2,052
Ser. 98-4, IO, 0.127s, 2026	150,233	3,928	127,621	3,336
Ser. 99-2, IO, 0.01s, 2027	190,821	2,057	162,011	1,747

IndyMac Inda Mortgage Loan Trust FRB
Ser. 07-AR7, Class 1A1, 5.956s, 2037	444,813	368,709	914,950	758,408

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.1%		700 Fund 30.0%
	Principal amount	Value	Principal amount	Value

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR19, Class 1A2,
5.576s, 2036	$1,198,139	$599,158	$2,936,285	$1,468,360
FRB Ser. 06-AR3, Class 2A1A,
5.557s, 2036	1,419,232	777,030	2,983,122	1,633,259
FRB Ser. 06-AR5, Class 1A2,
5.382s, 2036	382,709	59,320	347,004	53,786
FRB Ser. 07-AR5, Class 2A1,
5.165s, 2037	535,643	305,316	1,156,562	659,240
FRB Ser. 06-AR3, Class 3A1B,
5.139s, 2036	415,594	269,097	483,804	313,263
FRB Ser. 05-AR15, Class A1, 5.076s, 2035	1,049,552	842,266	2,079,351	1,668,679
FRB Ser. 07-AR7, Class 2A1, 4.929s, 2037	838,556	473,784	912,387	515,499
FRB Ser. 06-AR11, Class 3A1,
4.702s, 2036	372,341	188,382	686,254	347,203
FRB Ser. 06-AR41, Class A3, 0.436s, 2037	364,518	176,791	414,199	200,887
FRB Ser. 06-AR35, Class 2A1A,
0.426s, 2037	912,783	477,316	912,226	477,025

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 06-LDP7, Class A2, 6.051s, 2045	1,139,075	1,158,449	1,461,364	1,486,219
Ser. 07-C1, Class ASB, 5.857s, 2051	1,740,000	1,893,328	—	—
Ser. 07-LD12, Class A2, 5.827s, 2051	1,785,000	1,868,003	409,000	428,019
Ser. 07-C1, Class A4, 5.716s, 2051	1,558,000	1,642,168	—	—
Ser. 06-CB16, Class A3B, 5.579s, 2045	751,000	797,829	—	—
Ser. 06-CB16, Class A2, 5.45s, 2045	367,000	374,351	613,000	625,278
Ser. 07-CB18, Class A3, 5.447s, 2047	1,214,000	1,276,909	634,000	666,854
Ser. 06-LDP8, Class A3B, 5.447s, 2045	368,000	392,702	369,000	393,769
Ser. 06-LDP9, Class A2S, 5.298s, 2047	1,624,000	1,664,129	1,179,000	1,208,133
Ser. 06-LDP8, Class A2, 5.289s, 2045	1,871,380	1,963,810	—	—
Ser. 05-CB13, Class A2, 5.247s, 2043	2,094,620	2,098,854	2,890,595	2,896,438
Ser. 06-LDP9, Class X, IO, 0.45s, 2047	52,059,065	1,052,395	23,710,506	479,317
Ser. 06-CB16, Class X1, IO, 0.137s, 2045	12,108,915	155,980	10,747,575	138,444

LB Commercial Conduit Mortgage Trust
144A FRB Ser. 07-C3, Class A2FL,
5.84s, 2044	1,666,000	1,750,621	—	—

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	2,210,710	2,309,485	2,014,887	2,104,913
Ser. 07-C7, Class A2, 5.588s, 2045	1,534,000	1,604,742	—	—
Ser. 06-C3, Class A2, 5.532s, 2032	1,234,000	1,244,626	2,137,000	2,155,402
Ser. 05-C7, Class A2, 5.103s, 2030	217,949	218,114	183,866	184,006
Ser. 07-C2, Class XW, IO, 0.561s, 2040	3,582,832	86,674	3,181,477	76,965

LB-UBS Commercial Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO, 0.764s, 2037	3,932,427	67,325	3,490,447	59,758
Ser. 05-C3, Class XCL, IO, 0.295s, 2040	22,880,302	423,000	23,085,053	426,785

Luminent Mortgage Trust FRB Ser. 06-7,
Class 1A1, 0.436s, 2036	692,567	419,003	1,011,518	611,969

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A2, 5.722s, 2050	1,302,000	1,360,913	1,373,000	1,435,126
Ser. 05-MCP1, Class XC, IO, 0.182s, 2043	19,142,436	236,857	—	—

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.1%		700 Fund 30.0%
Principal amount		Value	Principal amount	Value

Merrill Lynch Mortgage Trust 144A
Ser. 05-LC1, Class X, IO, 0.1s, 2044	$13,624,161	$64,475	$11,805,378	$55,868

Merrill Lynch/Countrywide Commercial
Mortgage Trust
Ser. 07-5, Class A3, 5.364s, 2048	1,356,000	1,403,676	690,000	714,260
Ser. 06-4, Class A2, 5.112s, 2049	127,000	130,083	124,000	127,010

Morgan Stanley Capital I
FRB Ser. 07-IQ15, Class A2, 5.84s, 2049	2,079,000	2,174,814	—	—
Ser. 07-IQ14, Class A2, 5.61s, 2049	1,507,000	1,574,914	749,000	782,754
FRB Ser. 06-HQ8, Class A3, 5.441s, 2044	2,205,000	2,240,214	771,000	783,313
Ser. 06-T21, Class A2, 5.09s, 2052	32,430	32,526	30,028	30,117
Ser. 05-HQ6, Class A2A, 4.882s, 2042	1,462,292	1,499,571	—	—
Ser. 03-IQ4, Class X1, IO, 0.588s, 2040	22,100,815	739,230	23,595,198	789,214

Morgan Stanley Mortgage Loan Trust
FRB Ser. 06-3AR, Class 3A1, 5.667s, 2036	512,592	353,689	660,749	455,916
Ser. 06-6AR, Class 2A, 5.411s, 2036	379,801	235,476	390,989	242,413
FRB Ser. 07-14AR, Class 6A1, 5.373s, 2037	2,073,958	1,348,072	2,931,128	1,905,233
FRB Ser. 07-15AR, Class 2A1, 5.254s, 2037	961,001	660,637	1,222,200	840,197
FRB Ser. 07-11AR, Class 2A5, 4.761s, 2037	461,680	227,955	607,700	300,052
FRB Ser. 06-5AR, Class A, 0.506s, 2036	—	—	414,659	228,063

Morgan Stanley ReREMIC Trust 144A FRB
Ser. 10-C30A, Class A3B, 10.236s, 2043	439,000	455,463	—	—

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	247,239	215,098	314,268	273,413
IFB Ser. 04-R3, Class AS, IO, 6.794s, 2035	147,395	26,643	579,436	104,738

Residential Accredit Loans, Inc.
Ser. 06-QS17, Class A4, 6s, 2036	700,654	427,618	686,025	418,690
Ser. 06-QS13, Class 1A5, 6s, 2036	126,571	79,146	114,308	71,478

Residential Asset Securitization Trust
IFB Ser. 06-A9CB, Class A3, IO, 6.874s, 2036	580,195	95,152	540,992	88,723
Ser. 06-A13, Class A1, 6 1/4s, 2036	1,753,622	1,183,695	2,834,500	1,913,288
Ser. 06-A5CB, Class A6, 6s, 2036	614,216	367,378	724,023	433,056
FRB Ser. 05-A13, Class 1A1, 0.956s, 2035	—	—	627,258	414,382
FRB Ser. 05-A2, Class A1, 0.756s, 2035	929,065	652,827	1,106,417	777,447
FRB Ser. 06-A9CB, Class A1, 0.626s, 2036	623,293	345,928	581,178	322,554

Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	—	—	376,683	263,678
FRB Ser. 07-10, Class 1A1, 6s, 2037	1,651,517	904,786	1,694,505	928,337
FRB Ser. 05-23, Class 3A1, 5.882s, 2036	1,257,641	930,654	1,544,223	1,142,725
FRB Ser. 06-4, Class 6A, 5.711s, 2036	711,070	524,414	892,582	658,279
FRB Ser. 06-9, Class 1A1, 5.369s, 2036	566,754	340,877	468,488	281,775
FRB Ser. 05-18, Class 6A1, 2.834s, 2035	—	—	834,210	650,684

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.985s, 2037	947,060	146,672	1,286,537	199,247
Ser. 07-4, Class 1A4, IO, 1s, 2037	1,884,190	60,763	2,638,859	85,101

Structured Asset Securities Corp. 144A
Ser. 05-RF6, Class A, IO, 5.274s, 2043	1,992,311	278,242	1,748,647	244,212

Vericrest Opportunity Loan Transferee
144A Ser. 10-NPL1, Class M, 6s, 2039	1,813,376	1,795,242	2,533,744	2,508,407

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.1%		700 Fund 30.0%
	Principal amount	Value	Principal amount	Value

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C32, Class A2, 5.739s, 2049	$2,425,000	$2,523,874	$2,478,000	$2,579,035
Ser. 06-C25, Class A2, 5.684s, 2043	79,977	80,797	705,955	713,198
Ser. 06-C28, Class A3, 5.679s, 2048	922,000	984,630	1,034,000	1,104,238
Ser. 07-C34, Class A2, 5.569s, 2046	1,039,000	1,084,008	—	—
Ser. 2006-C28, Class A2, 5 1/2s, 2048	1,625,000	1,661,922	2,076,000	2,123,169
Ser. 07-C30, Class APB, 5.294s, 2043	787,000	815,022	—	—

Wachovia Bank Commercial Mortgage Trust
144A Ser. 03-C3, Class IOI, IO,
1.097s, 2035	15,749,625	307,097	4,014,459	78,277

Total mortgage-backed securities
(cost $178,574,994 and $166,852,519)		$182,441,363		$170,743,148

CORPORATE BONDS AND NOTES*	500 Fund 17.2%		700 Fund 18.5%
	Principal amount	Value	Principal amount	Value

Advertising and marketing services		0.3%		0.2%
Affinion Group, Inc. company
guaranty 10 1/8s, 2013	$550,000	$565,813	$910,000	$936,163

Lamar Media Corp. company
guaranty sr. notes 9 3/4s, 2014	990,000	1,143,450	200,000	231,000

		1,709,263		1,167,163
Aerospace and defense		0.4%		0.3%
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016	265,000	274,938	335,000	347,563

BE Aerospace, Inc. sr. unsec.
unsub. notes 8 1/2s, 2018	285,000	319,200	—	—

Boeing Co. (The) sr. unsec.
unsub. notes 3 1/2s, 2015	252,000	273,376	148,000	160,554

TransDigm, Inc. company
guaranty sr. sub. notes 7 3/4s, 2014	—	—	160,000	164,400

TransDigm, Inc. company
guaranty sr. unsec. sub. notes 7 3/4s, 2014	1,240,000	1,274,100	1,115,000	1,145,663

United Technologies Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	252,000	289,423	148,000	169,979

		2,431,037		1,988,159
Automotive		0.4%		0.2%
Affinia Group Holdings, Inc. 144A
sr. notes 10 3/4s, 2016	—	—	145,000	161,131

Daimler Finance North America, LLC
company guaranty 6 1/2s, 2013 (Germany)	157,000	180,850	93,000	107,128

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 7 1/2s, 2012	930,000	998,647	620,000	665,765

Navistar International Corp.
sr. notes 8 1/4s, 2021	260,000	284,375	330,000	360,938

TRW Automotive, Inc. 144A company
guaranty sr. unsec. unsub. notes 7s, 2014	1,000,000	1,070,000	—	—

		2,533,872		1,294,962

CORPORATE BONDS AND NOTES* cont.	500 Fund 17.2%		700 Fund 18.5%
	Principal amount	Value	Principal amount	Value

Banking		2.0%		1.5%
Bank of America Corp. sr. unsec.
notes 5 3/4s, 2017	$2,015,000	$2,135,616	$1,185,000	$1,255,933

Bank of New York Mellon Corp. (The)
sr. unsec. notes 2.95s, 2015	252,000	263,947	148,000	155,016

Barclays Bank PLC sr. unsec.
unsub. notes 5.2s, 2014	346,000	385,542	204,000	227,314

BB&T Corp. unsec. sub. notes 5.2s, 2015	189,000	208,829	111,000	122,646

Citigroup, Inc. sr. unsec.
unsub. notes 6 1/8s, 2017	1,575,000	1,753,032	925,000	1,029,558

Credit Suisse USA, Inc. sr. unsec.
notes 5 1/2s, 2014	787,000	885,640	463,000	521,031

Deutsche Bank AG/London sr. unsec.
notes 6s, 2017 (United Kingdom)	346,000	403,549	204,000	237,931

HSBC Finance Corp. sr. unsec.
notes 5 1/2s, 2016	661,000	734,156	389,000	432,053

JPMorgan Chase & Co. sr. unsec.
unsub. notes 3.7s, 2015	1,701,000	1,798,724	999,000	1,056,394

PNC Funding Corp. bank
guaranty sr. unsec. note 3 5/8s, 2015	283,000	299,525	167,000	176,751

Shinhan Bank 144A sr. unsec. bond 6s,
2012 (South Korea)	225,000	239,471	150,000	159,647

UBS AG/Stamford CT sr. unsec.
notes Ser. DPNT, 3 7/8s, 2015	300,000	314,238	250,000	261,865

US Bancorp sr. unsec.
unsub. notes 2.45s, 2015	252,000	259,226	148,000	152,244

VTB Bank via VTB Capital SA sr. notes 6 1/4s,
2035 (Russia)	500,000	515,625	500,000	515,625

VTB Bank via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)	1,100,000	1,163,250	1,000,000	1,057,500

Wells Fargo & Co. sr. unsec.
unsub. notes 5 5/8s, 2017	1,291,000	1,459,375	759,000	857,990

Westpac Banking Corp. sr. unsec.
unsub. notes 3s, 2015 (Australia)	220,000	227,373	130,000	134,357

		13,047,118		8,353,855
Beverage		0.2%		0.2%
Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec.
unsub. notes 4 1/8s, 2015	346,000	375,470	204,000	221,375

Coca-Cola Refreshments USA, Inc.
sr. unsec. unsub. notes 7 3/8s, 2014	157,000	188,959	93,000	111,931

Constellation Brands, Inc. company
guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	260,000	286,000	590,000	649,000

Diageo Capital PLC company
guaranty 5 3/4s, 2017 (United Kingdom)	189,000	223,384	111,000	131,194

PepsiCo, Inc. sr. unsec.
unsub. notes 3.1s, 2015	441,000	471,470	259,000	276,895

		1,545,283		1,390,395

CORPORATE BONDS AND NOTES* cont.	500 Fund 17.2%		700 Fund 18.5%
	Principal amount	Value	Principal amount	Value

Biotechnology		0.1%		0.1%
Amgen, Inc. sr. unsec. notes 5.85s, 2017	$189,000	$225,958	$111,000	$132,705

Talecris Biotherapeutics Holdings Corp.
company guaranty sr. unsec.
notes 7 3/4s, 2016	195,000	218,400	575,000	644,000

		444,358		776,705
Broadcasting		0.4%		0.2%
Belo Corp. sr. unsec. unsub. notes 8s, 2016	195,000	214,988	200,000	220,500

DIRECTV Holdings, LLC / DIRECTV
Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016	189,000	211,680	161,000	180,320

DISH DBS Corp. company guaranty
7 1/8s, 2016	—	—	255,000	270,300

DISH DBS Corp. company guaranty 7s, 2013	—	—	220,000	235,400

DISH DBS Corp. sr. notes 6 3/8s, 2011	145,000	150,075	—	—

News America, Inc. company
guaranty sr. unsec. notes 5.3s, 2014	252,000	287,228	148,000	168,689

Sirius XM Radio, Inc. 144A
sr. notes 9 3/4s, 2015	685,000	768,056	220,000	246,675

Umbrella Acquisition, Inc. 144A
company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡	—	—	16,615	17,633

Univision Communications, Inc. 144A
sr. sec. notes 12s, 2014	855,000	945,844	—	—

		2,577,871		1,339,517
Building materials		—%		0.1%
Owens Corning, Inc. company
guaranty unsec. unsub. notes 9s, 2019	210,000	253,050	275,000	331,375

		253,050		331,375
Cable television		0.5%		0.6%
CCO Holdings LLC/CCO Holdings
Capital Corp. 144A company
guaranty sr. notes 7 7/8s, 2018	—	—	270,000	286,875

Charter Communications
Operating LLC/Charter Communications
Operating Capital 144A company
guaranty sr. notes 8s, 2012	200,000	212,750	300,000	319,125

Comcast Corp. company guaranty sr. unsec.
unsub. bonds 6 1/2s, 2017	630,000	747,053	370,000	438,745

CSC Holdings, LLC sr. unsec.
unsub. notes 8 1/2s, 2014	45,000	50,175	480,000	535,200

CSC Holdings, LLC sr. notes 6 3/4s, 2012	215,000	224,944	84,000	87,885

CSC Holdings, LLC sr. notes Ser. B,
7 5/8s, 2011	40,000	40,800	—	—

Mediacom Broadband, LLC/Mediacom
Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015	900,000	940,500	1,400,000	1,463,000

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 5.85s, 2017	535,000	610,339	315,000	359,358

CORPORATE BONDS AND NOTES* cont.		500 Fund 17.2%		700 Fund 18.5%
	Principal amount		Value	Principal amount	Value

Cable television cont.
Virgin Media Secured Finance PLC
company guaranty sr. notes 7s, 2018
(United Kingdom)	GBP	145,000	$249,224	100,000	$171,879

			3,075,785		3,662,067
Chemicals			0.7%		0.7%
Dow Chemical Co. (The) sr. unsec. FRN
2.668s, 2011		$155,000	157,103	$110,000	111,493

Dow Chemical Co. (The) sr. unsec.
unsub. notes 5.9s, 2015		315,000	354,956	185,000	208,467

E.I. du Pont de Nemours & Co.
sr. unsec. unsub. notes 3 1/4s, 2015		252,000	270,096	148,000	158,628

Ineos Finance PLC 144A company
guaranty sr. notes 9s, 2015
(United Kingdom)		1,020,000	1,086,300	1,170,000	1,246,050

Kronos International, Inc.
sr. notes 6 1/2s, 2013 (Germany)	EUR	1,000,000	1,379,206	1,000,000	1,379,206

Momentive Performance Materials, Inc.
company guaranty sr. notes
12 1/2s, 2014		$647,000	739,198	$495,000	565,538

Momentive Performance Materials, Inc.
company guaranty sr. unsec.
notes 9 3/4s, 2014		350,000	368,375	500,000	526,250

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		100,000	108,572	—	—

			4,463,806		4,195,632
Coal			0.1%		0.2%
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		379,000	382,790	282,000	284,820

Peabody Energy Corp. company
guaranty 7 3/8s, 2016		135,000	152,888	555,000	628,538

			535,678		913,358
Combined utilities			—%		0.1%
El Paso Corp. sr. unsec. notes 12s, 2013		20,000	24,450	85,000	103,913

El Paso Corp. sr. unsec. notes 7s, 2017		225,000	245,259	465,000	506,868

El Paso Corp. sr. unsec.
notes Ser. GMTN, 7 3/8s, 2012		—	—	50,000	53,771

			269,709		664,552
Commercial and consumer services			0.3%		0.5%
Aramark Corp. company guaranty
8 1/2s, 2015		540,000	567,000	645,000	677,250

Corrections Corporation of America
company guaranty sr. notes 7 3/4s,
2017		260,000	286,000	320,000	352,000

Expedia, Inc. 144A company
guaranty sr. notes 8 1/2s, 2016		240,000	264,000	210,000	231,000

Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		405,000	417,150	559,000	575,770

CORPORATE BONDS AND NOTES* cont.	500 Fund 17.2%		700 Fund 18.5%
	Principal amount	Value	Principal amount	Value

Commercial and consumer services cont.
Sabre Holdings Corp. sr. unsec.
unsub. notes 8.35s, 2016	$—	$—	$500,000	$525,000

Travelport LLC company guaranty
9 7/8s, 2014	190,000	198,075	195,000	203,288

		1,732,225		2,564,308
Communications equipment		0.1%		—%
Cisco Systems, Inc. sr. unsec.
unsub. notes 5 1/2s, 2016	283,000	335,088	167,000	197,737

		335,088		197,737
Computers		0.4%		0.4%
Ceridian Corp. company guaranty
sr. unsec. notes 12 1/4s, 2015 ‡‡	485,000	471,663	695,000	675,888

Hewlett-Packard Co. sr. unsec.
notes 6 1/8s, 2014	252,000	291,811	148,000	171,381

IBM Corp. sr. unsec. notes 5.7s, 2017	378,000	451,553	222,000	265,198

Seagate Technology International 144A
company guaranty sr. sec. notes 10s,
2014 (Cayman Islands)	230,000	280,600	—	—

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	946,000	968,468	1,034,000	1,058,558

Xerox Corp. sr. unsec.
unsub. notes 4 1/4s, 2015	220,000	237,353	130,000	140,254

		2,701,448		2,311,279
Conglomerates		0.4%		0.3%
General Electric Co. sr. unsec.
notes 5 1/4s, 2017	1,984,000	2,233,720	1,166,000	1,312,761

SPX Corp. sr. unsec. notes 7 5/8s, 2014	260,000	288,600	125,000	138,750

		2,522,320		1,451,511
Construction		—%		—%
Associated Materials, LLC/Associated
Materials Finance, Inc. company
guaranty sr. notes 9 7/8s, 2016	125,000	150,000	130,000	156,000

		150,000		156,000
Consumer		0.1%		0.1%
Jarden Corp. company
guaranty sr. unsec. notes 8s, 2016	—	—	135,000	149,006

Jarden Corp. company
guaranty sr. unsec. sub. notes 7 1/2s, 2017	—	—	435,000	462,731

Yankee Acquisition Corp. company
guaranty sr. notes Ser. B, 8 1/2s, 2015	740,000	768,675	—	—

		768,675		611,737
Consumer finance		0.2%		0.1%
American Express Credit Corp.
sr. unsec. unsub. notes 5 1/8s, 2014	567,000	625,907	333,000	367,596

Capital One Financial Corp. sr. unsec.
unsub. notes 6 3/4s, 2017	252,000	303,174	148,000	178,055

SLM Corp. sr. unsec.
unsub. notes Ser. MTN, 8.45s, 2018	220,000	230,452	130,000	136,176

		1,159,533		681,827

CORPORATE BONDS AND NOTES* cont.		500 Fund 17.2%		700 Fund 18.5%
Principal amount			Value	Principal amount	Value

Consumer goods			0.1%		0.1%
Procter & Gamble Co. (The) sr. unsec.
notes 3 1/2s, 2015		$252,000	$276,049	$148,000	$162,124

Revlon Consumer Products Corp. company
guaranty sr. notes 9 3/4s, 2015		300,000	312,750	300,000	312,750

			588,799		474,874
Consumer services			0.2%		0.4%
Hertz Holdings Netherlands BV 144A
sr. bond 8 1/2s, 2015 (Netherlands)	EUR	500,000	734,827	750,000	1,102,241

West Corp. company guaranty
9 1/2s, 2014		$485,000	508,038	$1,080,000	1,131,300

			1,242,865		2,233,541
Containers			—%		0.1%
Owens Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014		—	—	150,000	153,375

Reynolds Group DL Escrow, Inc./Reynolds
Group Escrow, LLC 144A company
guaranty sr. notes 7 3/4s, 2016
(Luxembourg)		195,000	206,700	200,000	212,000

			206,700		365,375
Electric utilities			0.7%		0.6%
AES Corp. (The) sr. notes 8 7/8s, 2011		—	—	50,000	50,688

AES Corp. (The) sr. unsec.
unsub. notes 9 3/4s, 2016		210,000	244,125	150,000	174,375

AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017		1,035,000	1,138,500	1,000,000	1,100,000

Appalachian Power Co. sr. unsec.
unsub. notes 7s, 2038		189,000	224,430	111,000	131,808

Carolina Power & Light Co. 1st mtge.
bonds 5.3s, 2019		155,000	179,347	90,000	104,137

Consolidated Edison Co. of New York
sr. unsec. notes 7 1/8s, 2018		157,000	201,017	93,000	119,074

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017		315,000	371,224	185,000	218,020

Duke Energy Corp. sr. unsec.
unsub. notes 6.3s, 2014		315,000	361,057	185,000	212,049

Exelon Corp. sr. unsec. notes 4.9s, 2015		252,000	277,608	148,000	163,040

FirstEnergy Corp. notes Ser. B, 6.45s, 2011		11,000	11,494	7,000	7,314

FirstEnergy Corp. sr. unsec.
unsub. notes Ser. C, 7 3/8s, 2031		220,000	236,692	130,000	139,863

FPL Group Capital, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2015		157,000	196,414	93,000	116,347

National Rural Utilities Cooperative
Finance Corp. sr. bonds 10 3/8s, 2018		126,000	179,815	74,000	105,606

NiSource Finance Corp. company
guaranty sr. unsec.
unsub. notes 7 7/8s, 2010		135,000	135,272	95,000	95,192

NV Energy, Inc. sr. unsec.
unsub. notes 8 5/8s, 2014		150,000	154,500	200,000	206,000

NV Energy, Inc. sr. unsec.
unsub. notes 6 3/4s, 2017		145,000	150,937	170,000	176,961

CORPORATE BONDS AND NOTES* cont.	500 Fund 17.2%		700 Fund 18.5%
	Principal amount	Value	Principal amount	Value

Electric utilities cont.
Pacific Gas & Electric Co. sr. unsec.
bonds 4.8s, 2014	$220,000	$243,063	$130,000	$143,628

Southern Power Co. sr. unsec.
notes Ser. D, 4 7/8s, 2015	189,000	213,236	111,000	125,234

Texas-New Mexico Power Co. 144A 1st
mtge. sec. 9 1/2s, 2019	275,000	358,578	125,000	162,990

		4,877,309		3,552,326
Electronics		—%		0.1%
NXP BV/NXP Funding, LLC company
guaranty Ser. EXCH, 9 1/2s, 2015
(Netherlands)	—	—	545,000	575,656

STATS ChipPAC, Ltd. 144A company
guaranty sr. unsec. notes 7 1/2s, 2015
(Singapore)	200,000	219,500	200,000	219,500

		219,500		795,156
Energy (oil field)		0.1%		0.2%
Expro Finance Luxemburg 144A
sr. notes 8 1/2s, 2016 (Luxembourg)	530,000	522,050	615,000	605,775

Trico Shipping AS 144A
sr. notes 13 7/8s, 2014 (Norway)	555,000	460,650	645,000	535,350

		982,700		1,141,125
Financial		0.6%		0.7%
Allstate Corp. (The) sr. unsec.
unsub. notes 5s, 2014	189,000	211,464	111,000	124,193

American International Group, Inc.
sr. unsec. notes Ser. MTN, 5.45s, 2017	315,000	327,206	185,000	192,169

Berkshire Hathaway, Inc. sr. unsec.
unsub. notes 3.2s, 2015	693,000	736,651	407,000	432,637

CIT Group, Inc. sr. bonds 7s, 2014	600,000	603,000	600,000	603,000

Hartford Financial Services Group, Inc.
(The) jr. unsec. sub. debs. FRB
8 1/8s, 2038	530,000	565,836	645,000	688,611

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016	300,000	308,250	700,000	719,250

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	162,000	176,783	324,000	353,565

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	—	—	266,000	273,648

Leucadia National Corp. sr. unsec.
notes 7s, 2013	100,000	107,000	—	—

MetLife, Inc. sr. unsec. 6 3/4s, 2016	252,000	302,001	148,000	177,366

Prudential Financial, Inc. sr. disc.
unsec. unsub. notes Ser. MTN, 4 3/4s, 2015	315,000	343,489	185,000	201,732

		3,681,680		3,766,171
Food		0.2%		0.4%
Dole Food Co. 144A sr. sec. notes 8s, 2016	—	—	200,000	212,500

Kraft Foods, Inc. sr. unsec.
unsub. notes 4 1/8s, 2016	598,000	650,589	352,000	382,955

CORPORATE BONDS AND NOTES* cont.		500 Fund 17.2%		700 Fund 18.5%
	Principal amount		Value	Principal amount	Value

Food cont.
Reddy Ice Corp. company
guaranty sr. notes 11 1/4s, 2015		$—	$—	$300,000	$312,750

Smithfield Foods, Inc. 144A sr. sec.
notes 10s, 2014		180,000	207,450	530,000	610,825

Tyson Foods, Inc. sr. unsec.
unsub. notes 10 1/2s, 2014		230,000	276,575	505,000	607,263

			1,134,614		2,126,293
Forest products and packaging			0.6%		0.8%
Domtar Corp. company guaranty 7 7/8s,
2011 (Canada)		145,000	152,431	215,000	226,019

PE Paper Escrow GmbH
sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	100,000	161,234	165,000	266,036

PE Paper Escrow GmbH 144A
sr. notes 12s, 2014 (Austria)		$250,000	289,958	$850,000	985,856

Sappi Papier Holding AG 144A company
guaranty 6 3/4s, 2012 (Austria)		665,000	673,303	60,000	60,749

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		1,000,000	1,027,500	1,410,000	1,448,775

Verso Paper Holdings, LLC/Verso
Paper, Inc. sr. notes 11 1/2s, 2014		1,225,000	1,365,875	1,205,000	1,343,575

			3,670,301		4,331,010
Gaming and lottery			0.3%		0.3%
Ameristar Casinos, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		1,255,000	1,358,538	325,000	351,813

Harrah’s Operating Co., Inc.
sr. notes 11 1/4s, 2017		390,000	430,950	695,000	767,975

MGM Resorts International
sr. notes 10 3/8s, 2014		180,000	202,500	190,000	213,750

Yonkers Racing Corp. 144A
sr. notes 11 3/8s, 2016		—	—	162,000	177,390

			1,991,988		1,510,928
Health care			0.3%		0.6%
CHS/Community Health Systems, Inc.
company guaranty sr. unsec.
sub. notes 8 7/8s, 2015		525,000	561,750	810,000	866,700

Fresenius US Finance II, Inc. 144A
sr. unsec. notes 9s, 2015		235,000	274,363	525,000	612,938

HCA, Inc. company
guaranty sr. notes 9 5/8s, 2016 ‡‡		—	—	230,000	250,125

HCA, Inc. company
guaranty sr. notes 8 1/2s, 2019		—	—	50,000	56,250

HCA, Inc. sr. sec. notes 9 1/8s, 2014		210,000	220,106	220,000	230,588

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014		545,000	557,944	815,000	834,356

Tenet Healthcare Corp. sr. notes 9s, 2015		315,000	346,500	535,000	588,500

			1,960,663		3,439,457

CORPORATE BONDS AND NOTES* cont.	500 Fund 17.2%		700 Fund 18.5%
	Principal amount	Value	Principal amount	Value

Household furniture and appliances		0.1%		0.2%
Sealy Mattress Co. 144A company
guaranty sr. sec. notes 10 7/8s, 2016	$752,000	$860,100	$962,000	$1,100,288

		860,100		1,100,288
Investment banking/Brokerage		0.5%		0.4%
E*Trade Financial Corp. sr. unsec.
unsub. notes 12 1/2s, 2017 ‡‡	175,000	202,563	210,000	243,075

Goldman Sachs Group, Inc. (The)
sr. unsec. notes 6 1/4s, 2017	1,543,000	1,743,630	907,000	1,024,934

Morgan Stanley sr. unsec.
unsub. notes Ser. MTN, 6s, 2015	1,323,000	1,470,561	777,000	863,663

		3,416,754		2,131,672
Lodging/Tourism		—%		0.2%
FelCor Lodging LP company
guaranty sr. notes 10s, 2014 (R)	—	—	750,000	843,750

		—		843,750
Machinery		0.2%		0.2%
Altra Holdings, Inc. company
guaranty sr. notes 8 1/8s, 2016	395,000	413,269	450,000	470,813

Caterpillar Financial Services Corp.
sr. unsec. notes 6 1/8s, 2014	346,000	399,196	204,000	235,364

Deere & Co. sr. unsec. notes 6.95s, 2014	252,000	301,354	148,000	176,986

		1,113,819		883,163
Manufacturing		—%		—%
General Cable Corp. company
guaranty sr. unsec. unsub. notes FRN
2.665s, 2015	85,000	79,475	125,000	116,875

		79,475		116,875
Media		0.4%		0.4%
Interpublic Group of Companies, Inc.
(The) sr. unsec. notes 10s, 2017	75,000	88,875	—	—

Interpublic Group of Companies, Inc.
(The) sr. unsec. notes 6 1/4s, 2014	231,000	250,924	234,000	254,183

Nielsen Finance LLC/Nielsen Finance Co.
sr. notes 11 5/8s, 2014	175,000	201,250	175,000	201,250

QVC Inc. 144A sr. notes 7 1/8s, 2017	475,000	505,875	570,000	607,050

QVC Inc. 144A sr. sec. notes 7 1/2s, 2019	150,000	161,250	—	—

Time Warner, Inc. company
guaranty sr. unsec. notes 5 7/8s, 2016	409,000	479,804	241,000	282,721

WMG Acquisition Corp. company
guaranty sr. sec. notes 9 1/2s, 2016	—	—	200,000	215,500

WMG Holdings Corp. company guaranty
sr. unsec. disc. notes 9 1/2s, 2014	850,000	807,500	915,000	869,250

		2,495,478		2,429,954
Medical services		0.3%		0.2%
Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	575,000	589,375	665,000	681,625

Service Corporation International
sr. notes 7s, 2017	170,000	181,050	185,000	197,025

Service Corporation International
sr. unsec. 7 3/8s, 2014	180,000	196,650	195,000	213,038

CORPORATE BONDS AND NOTES* cont.		500 Fund 17.2%		700 Fund 18.5%
	Principal amount		Value	Principal amount	Value

Medical services cont.
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013		$200,000	$202,000	$—	$—

UnitedHealth Group, Inc. sr. unsec.
notes 6s, 2018		189,000	219,485	111,000	128,904

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 (R)		135,000	139,632	—	—

WellPoint, Inc. unsec.
unsub. notes 5 1/4s, 2016		157,000	178,327	93,000	105,633

			1,706,519		1,326,225
Metals			0.4%		0.6%
Alcoa, Inc. sr. unsec.
unsub. notes 5.55s, 2017		189,000	200,513	111,000	117,762

ArcelorMittal sr. unsec.
unsub. notes 6 1/8s, 2018 (France)		189,000	206,701	111,000	121,396

ArcelorMittal sr. unsec.
unsub. notes 5 3/8s, 2013 (France)		—	—	150,000	161,975

BHP Billiton Finance USA Ltd company
guaranty sr. unsec. unsub. notes
5 1/2s, 2014 (Canada)		189,000	214,031	111,000	125,701

FMG Resources August 2006 Pty, Ltd.
144A sr. sec. notes 10 5/8s, 2016 (Australia)		—	—	385,000	567,875

FMG Resources August 2006 Pty, Ltd.
144A sr. notes 7s, 2015 (Australia)		250,000	257,344	250,000	257,344

Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. notes 8.95s,
2014 (Australia)		283,000	353,396	167,000	208,541

SGL Carbon SE company
guaranty sr. sub. notes FRN Ser. EMTN,
2.149s, 2015 (Germany)	EUR	100,000	127,572	150,000	191,358

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		$540,000	577,125	$625,000	667,969

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		500,000	518,125	500,000	518,125

Steel Dynamics, Inc. sr. unsec.
unsub. notes 7 3/4s, 2016		170,000	181,050	220,000	234,300

Teck Resources Limited
sr. notes 10 3/4s, 2019 (Canada)		—	—	185,000	236,338

Teck Resources Limited
sr. notes 10 1/4s, 2016 (Canada)		—	—	15,000	18,525

Vale Overseas, Ltd. company
guaranty sr. unsec.
unsub. notes 6 1/4s, 2017		220,000	254,296	130,000	150,266

			2,890,153		3,577,475

CORPORATE BONDS AND NOTES* cont.	500 Fund 17.2%		700 Fund 18.5%
	Principal amount	Value	Principal amount	Value

Natural gas utilities		0.1%		0.1%
Enterprise Products Operating, LLC
company guaranty sr. unsec.
unsub. bonds Ser. L, 6.3s, 2017	$220,000	$256,744	$130,000	$151,712

Kinder Morgan Energy Partners LP
notes 6s, 2017	252,000	288,088	148,000	169,194

TransCanada Pipelines, Ltd. sr. unsec.
unsub. notes 6 1/2s, 2018 (Canada)	220,000	269,929	130,000	159,503

		814,761		480,409
Office equipment and supplies		0.1%		0.1%
ACCO Brands Corp. company
guaranty sr. notes 10 5/8s, 2015	500,000	564,375	500,000	564,375

		564,375		564,375
Oil and gas		2.1%		2.4%
Anadarko Petroleum Corp.
sr. notes 5.95s, 2016	220,000	239,766	130,000	141,680

BP Capital Markets PLC company
guaranty sr. unsec. notes 3 7/8s, 2015
(United Kingdom)	252,000	266,663	148,000	156,611

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015	490,000	568,400	500,000	580,000

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	560,000	582,400	685,000	712,400

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)	—	—	250,000	249,375

Connacher Oil and Gas, Ltd. 144A
sr. sec. notes 11 3/4s, 2014 (Canada)	580,000	626,400	895,000	966,600

ConocoPhillips company
guaranty sr. unsec. notes 4.6s, 2015	504,000	566,262	296,000	332,566

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	565,000	586,188	630,000	653,625

EnCana Holdings Finance Corp. company
guaranty sr. unsec. unsub. notes 5.8s,
2014 (Canada)	220,000	250,701	130,000	148,142

Ferrellgas LP/Ferrellgas Finance Corp.
sr. notes 6 3/4s, 2014	150,000	151,875	180,000	182,250

Ferrellgas Partners LP sr. unsec.
notes Ser. UNRE, 6 3/4s, 2014	125,000	126,563	160,000	162,000

Forest Oil Corp. company
guaranty 8 1/2s, 2014	965,000	1,068,738	1,035,000	1,146,263

Forest Oil Corp. sr. notes 8s, 2011	240,000	252,000	230,000	241,500

Gazprom Via White Nights Finance BV
notes 10 1/2s, 2014 (Russia)	1,000,000	1,205,450	1,000,000	1,205,450

Inergy LP/Inergy Finance Corp.
sr. unsec. notes 6 7/8s, 2014	270,000	276,075	380,000	388,550

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	40,000	42,800	175,000	187,250

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	435,000	444,788	195,000	199,388

OPTI Canada, Inc. 144A sr. notes 9s,
2012 (Canada)	1,160,000	1,183,200	1,245,000	1,269,900

CORPORATE BONDS AND NOTES* cont.	500 Fund 17.2%		700 Fund 18.5%
	Principal amount	Value	Principal amount	Value

Oil and gas cont.
Petrohawk Energy Corp. company
guaranty sr. unsec. notes 10 1/2s, 2014	$35,000	$39,988	$—	$—

Petroleos de Venezuela SA sr. unsec.
bonds zero %, 2011 (Venezuela)	2,445,000	2,292,188	2,255,000	2,114,063

Petroleos de Venezuela SA sr. unsec.
notes 4.9s, 2014 (Venezuela)	3,295,000	2,128,570	2,805,000	1,812,030

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	225,000	259,875	280,000	323,400

Shell International Finance BV company
guaranty sr. unsec. notes 3.1s, 2015
(Netherlands)	441,000	467,591	259,000	274,617

Whiting Petroleum Corp. company
guaranty 7s, 2014	125,000	132,969	—	—

XTO Energy, Inc. sr. unsec.
unsub. notes 6 1/4s, 2017	189,000	231,349	111,000	135,872

		13,990,799		13,583,532
Pharmaceuticals		0.4%		0.3%
Abbott Laboratories sr. unsec.
notes 5 7/8s, 2016	283,000	341,211	167,000	201,351

AstraZeneca PLC sr. unsub. notes 5.9s,
2017 (United Kingdom)	189,000	226,224	111,000	132,862

Elan Finance PLC/Elan Finance Corp.
company guaranty sr. unsec.
unsub. notes 8 7/8s, 2013 (Ireland)	400,000	414,000	600,000	621,000

GlaxoSmith Kline Capital, Inc. company
guaranty sr. unsec.
unsub. notes 4 3/8s, 2014	252,000	278,568	148,000	163,603

Merck & Co., Inc. sr. unsec. notes 4s, 2015	283,000	314,085	167,000	185,343

Novartis Capital Corp. company
guaranty sr. unsec. notes 2.9s, 2015	252,000	266,967	148,000	156,790

Pfizer, Inc. sr. unsec. notes 5.35s, 2015	598,000	693,575	352,000	408,258

		2,534,630		1,869,207
Power producers		0.2%		0.3%
Calpine Corp. 144A sr. sec.
notes 7 1/4s, 2017	210,000	218,400	350,000	364,000

Mirant Americas Generation, Inc.
sr. unsec. notes 8.3s, 2011	260,000	267,150	200,000	205,500

Mirant North America, LLC company
guaranty 7 3/8s, 2013	220,000	225,775	450,000	461,813

NRG Energy, Inc. company
guaranty 7 1/4s, 2014	350,000	358,313	—	—

NRG Energy, Inc. sr. notes 7 3/8s, 2016	195,000	203,044	600,000	624,750

		1,272,682		1,656,063
Railroads		0.1%		0.1%
RailAmerica, Inc. company
guaranty sr. notes 9 1/4s, 2017	507,000	561,503	631,000	698,833

		561,503		698,833

CORPORATE BONDS AND NOTES* cont.	500 Fund 17.2%		700 Fund 18.5%
Principal amount		Value	Principal amount	Value

Real estate		0.1%		0.2%
CB Richard Ellis Services, Inc. company
guaranty sr. unsec. sub. notes
11 5/8s, 2017	$355,000	$413,575	$685,000	$798,025

Simon Property Group LP sr. unsec.
unsub. notes 5.65s, 2020 (R)	220,000	247,015	130,000	145,963

		660,590		943,988
Regional Bells		0.5%		0.3%
AT&T, Inc. sr. unsec.
unsub. notes 2 1/2s, 2015	1,449,000	1,490,430	851,000	875,332

Qwest Communications International, Inc.
company guaranty Ser. B, 7 1/2s, 2014	—	—	250,000	255,000

Qwest Corp. sr. unsec.
unsub. notes 8 3/8s, 2016	642,000	773,610	173,000	208,465

Verizon Communications, Inc. sr. unsec.
notes 5.55s, 2016	819,000	961,723	481,000	564,821

		3,225,763		1,903,618
Restaurants		—%		0.1%
Wendy’s/Arby’s Restaurants, LLC company
guaranty sr. unsec. unsub. notes 10s, 2016	235,000	257,325	300,000	328,500

		257,325		328,500
Retail		0.5%		0.5%
CVS Caremark Corp. sr. unsec. 5 3/4s, 2017	220,000	253,787	130,000	149,965

Home Depot, Inc. (The) sr. unsec.
unsub. notes 5.4s, 2016	157,000	180,091	93,000	106,678

Kroger Co. (The) company guaranty 6.4s, 2017	157,000	186,162	93,000	110,274

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	135,000	137,869	135,000	137,869

SUPERVALU, Inc. sr. unsec. notes 8s, 2016	125,000	127,031	575,000	584,344

Target Corp. sr. unsec. notes 5 3/8s, 2017	252,000	294,249	148,000	172,813

Toys R Us, Inc. sr. unsec.
unsub. notes 7 7/8s, 2013	1,200,000	1,263,000	1,000,000	1,052,500

Wal-Mart Stores, Inc. sr. unsec.
unsub. notes 3.2s, 2014	598,000	643,877	352,000	379,004

		3,086,066		2,693,447
Shipping		—%		—%
United Parcel Service, Inc. sr. unsec.
unsub. notes 3 7/8s, 2014	189,000	207,009	111,000	121,577

		207,009		121,577
Software		0.1%		—%
Oracle Corp. sr. unsec. notes 5 1/4s, 2016	346,000	403,107	204,000	237,670

		403,107		237,670
Technology services		0.2%		0.3%
First Data Corp. company
guaranty sr. unsec. notes 9 7/8s, 2015	515,000	435,175	675,000	570,375

Iron Mountain, Inc. company
guaranty 7 3/4s, 2015	86,000	86,645	46,000	46,345

Iron Mountain, Inc. company
guaranty 6 5/8s, 2016	100,000	100,500	245,000	246,225

CORPORATE BONDS AND NOTES* cont.		500 Fund 17.2%		700 Fund 18.5%
	Principal amount		Value	Principal amount	Value

Technology services cont.
Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015		$477,000	$577,170	$815,000	$986,150

			1,199,490		1,849,095
Telecommunications			0.8%		1.0%
America Movil SAB de CV company
guaranty unsec. unsub. notes 5 1/2s,
2014 (Mexico)		189,000	209,918	111,000	123,285

Angel Lux Common S.A.R.L.
notes Ser. REGS, 8 1/4s, 2016
(Denmark)	EUR	50,000	73,386	50,000	73,386

Cellco Partnership / Verizon Wireless
Capital, LLC sr. unsec.
unsub. notes 5.55s, 2014		$252,000	284,264	$148,000	166,949

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015		200,000	222,000	205,000	227,550

Deutsche Telekom International Finance
BV company guaranty sr. unsec.
unsub. notes 5 3/4s, 2016 (Germany)		252,000	293,431	148,000	172,333

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017
(United Kingdom)		—	—	130,000	139,100

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec.
notes 8 1/2s, 2013 (Bermuda)		150,000	151,313	75,000	75,656

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		315,000	329,963	302,000	316,345

Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013		590,000	594,425	805,000	811,038

NII Capital Corp. company guaranty
sr. unsec. unsub. notes 10s, 2016		245,000	277,769	540,000	612,225

PAETEC Holding Corp. company
guaranty sr. notes 8 7/8s, 2017		290,000	312,475	725,000	781,188

SBA Telecommunications, Inc. company
guaranty sr. unsec. notes 8s, 2016		240,000	264,600	195,000	214,988

Sprint Nextel Corp. sr. unsec.
notes 6s, 2016		265,000	265,000	120,000	120,000

Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Italy)		283,000	311,163	167,000	183,619

Telefonica Emisones SAU company
guaranty sr. unsec. notes 4.949s, 2015
(Spain)		315,000	347,789	185,000	204,257

Vodafone Group PLC sr. unsec.
unsub. notes 5 5/8s, 2017
(United Kingdom)		283,000	326,959	167,000	192,941

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Netherlands)		205,000	233,700	185,000	210,900

Windstream Corp. company
guaranty 8 5/8s, 2016		505,000	536,563	865,000	919,063

			5,034,718		5,544,823

CORPORATE BONDS AND NOTES* cont.	500 Fund 17.2%		700 Fund 18.5%
	Principal amount	Value	Principal amount	Value

Telephone		0.1%		0.2%
Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	$150,000	$157,125	$830,000	$869,425

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016	380,000	409,450	—	—

		566,575		869,425
Textiles		—%		—%
Hanesbrands, Inc. company guaranty
sr. unsec. notes FRN Ser. B, 4.121s, 2014	240,000	239,400	240,000	239,400

		239,400		239,400
Tire and rubber		0.2%		0.2%
Goodyear Tire & Rubber Co. (The)
sr. unsec. notes 10 1/2s, 2016	975,000	1,116,375	1,050,000	1,202,250

		1,116,375		1,202,250
Tobacco		0.1%		0.1%
Altria Group, Inc. company
guaranty sr. unsec. notes 4 1/8s, 2015	378,000	408,216	222,000	239,746

Philip Morris International, Inc.
sr. unsec. unsub. notes 5.65s, 2018	189,000	223,241	111,000	131,110

		631,457		370,856
Total corporate bonds and notes
(cost $108,944,853 and $102,010,853)		$111,742,161		$105,354,865

COMMON STOCKS*	500 Fund 13.7%		700 Fund 15.2%
	Shares	Value	Shares	Value

Aerospace and defense		0.7%		0.7%
General Dynamics Corp.	13,550	$923,026	13,197	$898,980

L-3 Communications Holdings, Inc.	6,800	490,892	6,623	478,114

Lockheed Martin Corp.	12,218	871,021	11,899	848,280

Northrop Grumman Corp.	12,320	778,747	11,999	758,457

Raytheon Co.	15,644	720,876	15,236	702,075

Rockwell Collins, Inc.	9,075	549,128	8,839	534,848

		4,333,690		4,220,754
Airlines		0.1%		0.1%
Copa Holdings SA Class A (Panama)	4,397	223,195	4,282	217,226

Southwest Airlines Co.	43,207	594,528	42,081	579,035

		817,723		796,261
Banking		0.5%		0.6%
Cullen/Frost Bankers, Inc.	6,121	320,985	5,962	312,647

Hudson City Bancorp, Inc.	38,647	450,238	37,640	438,506

M&T Bank Corp.	6,771	506,132	6,595	492,976

Northern Trust Corp.	13,055	647,920	12,714	630,996

People’s United Financial, Inc.	30,478	375,184	29,684	365,410

PNC Financial Services Group, Inc.	17,403	938,022	16,949	913,551

TCF Financial Corp.	17,532	230,721	17,075	224,707

		3,469,202		3,378,793
Broadcasting		—%		0.1%
Discovery Communications, Inc. Class A †	6,951	310,084	6,770	302,010

		310,084		302,010

COMMON STOCKS* cont.	500 Fund 13.7%		700 Fund 15.2%
	Shares	Value	Shares	Value

Building materials		0.1%		0.1%
Sherwin-Williams Co. (The)	5,902	$430,669	5,748	$419,432

		430,669		419,432
Cable television		0.1%		0.1%
IAC/InterActiveCorp. †	15,840	441,936	15,427	430,413

Scripps Networks Interactive Class A	6,187	314,856	6,026	306,663

		756,792		737,076
Chemicals		0.1%		0.1%
Compass Minerals International, Inc.	3,218	253,804	3,134	247,179

International Flavors & Fragrances, Inc.	6,173	309,638	6,012	301,562

Valspar Corp.	8,462	271,630	8,241	264,536

		835,072		813,277
Commercial and consumer services		0.4%		0.4%
Automatic Data Processing, Inc.	28,474	1,264,815	27,733	1,231,900

Ecolab, Inc.	10,268	506,418	10,001	493,249

Gartner, Inc. †	15,980	506,406	15,564	493,223

Verisk Analytics, Inc. Class A †	11,608	346,034	11,306	337,032

		2,623,673		2,555,404
Computers		1.0%		1.1%
Compuware Corp. †	43,154	431,972	42,029	420,710

Hewlett-Packard Co.	45,254	1,903,383	43,818	1,842,985

IBM Corp.	18,843	2,705,855	18,261	2,622,280

Lexmark International, Inc. Class A †	11,775	447,803	11,468	436,128

Teradata Corp. †	18,305	720,485	17,829	701,749

		6,209,498		6,023,852
Conglomerates		0.1%		0.1%
AMETEK, Inc.	8,480	458,344	8,259	446,399

		458,344		446,399
Consumer		0.1%		0.1%
Scotts Miracle-Gro Co. (The) Class A	5,555	296,637	5,410	288,894

Tupperware Brands Corp.	4,525	202,765	4,407	197,478

		499,402		486,372
Consumer services		0.1%		0.1%
Netflix, Inc. †	2,543	441,211	2,476	429,586

		441,211		429,586
Electric utilities		0.5%		0.6%
DPL, Inc.	12,974	338,621	12,636	329,800

DTE Energy Co.	11,481	536,852	11,182	522,870

Great Plains Energy, Inc.	16,268	309,580	15,844	301,511

ITC Holdings Corp.	5,602	350,741	5,456	341,600

NSTAR	10,087	420,729	9,824	409,759

OGE Energy Corp.	9,386	414,486	9,141	403,667

Pinnacle West Capital Corp.	10,131	416,992	9,867	406,126

Wisconsin Energy Corp.	8,753	521,154	8,525	507,579

		3,309,155		3,222,912

COMMON STOCKS* cont.	500 Fund 13.7%		700 Fund 15.2%
	Shares	Value	Shares	Value

Electronics		0.5%		0.6%
Altera Corp.	27,467	$857,245	26,752	$834,930

Analog Devices, Inc.	20,164	678,922	19,449	654,848

Garmin, Ltd.	9,475	311,159	9,228	303,048

Silicon Laboratories, Inc. †	8,507	339,429	8,285	330,572

Synopsys, Inc. †	20,933	535,466	20,387	521,499

Xilinx, Inc.	25,854	693,146	25,180	675,076

		3,415,367		3,319,973
Energy (oil field)		0.2%		0.2%
Core Laboratories NV (Netherlands)	8,643	672,166	8,418	654,668

Exterran Holdings, Inc. †	17,110	430,659	16,664	419,433

		1,102,825		1,074,101
Energy (other)		—%		—%
Covanta Holding Corp.	17,589	277,554	17,130	270,311

		277,554		270,311
Financial		0.4%		0.4%
Assurant, Inc.	10,085	398,761	9,822	388,362

Berkshire Hathaway, Inc. Class B †	20,326	1,617,137	19,796	1,574,970

Broadridge Financial Solutions, Inc.	21,095	464,090	20,546	452,012

		2,479,988		2,415,344
Food		0.8%		0.9%
Campbell Soup Co.	34,119	1,236,814	33,230	1,204,588

ConAgra Foods, Inc.	49,274	1,108,172	47,990	1,079,295

Hershey Co. (The)	21,116	1,045,031	20,566	1,017,811

Hormel Foods Corp.	19,643	902,007	19,131	878,496

JM Smucker Co. (The)	15,806	1,016,010	15,395	989,591

		5,308,034		5,169,781
Forest products and packaging		—%		—%
Sonoco Products Co.	8,317	278,620	8,101	271,384

		278,620		271,384
Health-care services		0.7%		0.8%
AmerisourceBergen Corp.	21,683	711,636	21,118	693,093

Cardinal Health, Inc.	23,395	811,573	22,786	790,446

Henry Schein, Inc. †	9,172	515,008	8,933	501,588

Laboratory Corp. of America Holdings †	8,261	671,785	8,046	654,301

McKesson Corp.	14,424	951,696	14,048	926,887

Pharmaceutical Product Development, Inc.	15,418	397,939	15,017	387,589

Warner Chilcott PLC Class A (Ireland)	22,125	531,885	21,549	518,038

		4,591,522		4,471,942
Insurance		1.0%		1.1%
AON Corp.	15,680	623,280	15,272	607,062

Arch Capital Group, Ltd. †	4,632	400,158	4,512	389,792

Axis Capital Holdings, Ltd.	11,825	402,168	11,517	391,693

Brown & Brown, Inc.	15,738	350,800	15,327	341,639

Hanover Insurance Group, Inc. (The)	5,977	270,459	5,821	263,400

HCC Insurance Holdings, Inc.	12,310	325,969	11,990	317,495

Marsh & McLennan Cos., Inc.	27,822	694,994	27,097	676,883

COMMON STOCKS* cont.	500 Fund 13.7%		700 Fund 15.2%
	Shares	Value	Shares	Value

Insurance cont.
PartnerRe, Ltd.	6,006	$476,396	5,849	$463,943

Progressive Corp. (The)	34,296	725,703	33,403	706,807

RenaissanceRe Holdings, Ltd.	5,723	344,868	5,574	335,889

Transatlantic Holdings, Inc.	6,813	358,364	6,635	349,001

Travelers Cos., Inc. (The)	17,921	989,239	17,454	963,461

W.R. Berkley Corp.	13,976	384,620	13,611	374,575

		6,347,018		6,181,640
Medical technology		0.2%		0.2%
Becton, Dickinson and Co.	12,875	972,320	12,540	947,021

Gen-Probe, Inc. †	7,165	347,001	6,979	337,993

		1,319,321		1,285,014
Metals		0.2%		0.2%
Newmont Mining Corp.	13,925	847,615	13,562	825,519

Royal Gold, Inc.	5,111	253,046	4,977	246,411

		1,100,661		1,071,930
Natural gas utilities		0.1%		0.1%
Southern Union Co.	26,401	663,457	25,714	646,193

		663,457		646,193
Office equipment and supplies		0.1%		0.1%
Pitney Bowes, Inc.	17,459	383,050	17,004	373,068

		383,050		373,068
Oil and gas		1.1%		1.3%
Cimarex Energy Co.	12,225	938,269	11,907	913,862

Frontier Oil Corp.	32,884	435,713	32,027	424,358

Helmerich & Payne, Inc.	18,316	783,558	17,838	763,110

Holly Corp.	15,860	519,098	15,447	505,580

Occidental Petroleum Corp.	36,698	2,885,564	35,742	2,810,393

Oil States International, Inc. †	12,114	619,268	11,798	603,114

Sunoco, Inc.	20,437	765,774	19,905	745,840

Unit Corp. †	12,555	492,533	12,228	479,704

		7,439,777		7,245,961
Pharmaceuticals		0.7%		0.8%
Cephalon, Inc. †	8,015	532,517	7,806	518,631

Eli Lilly & Co.	39,647	1,395,574	38,614	1,359,213

Endo Pharmaceuticals Holdings, Inc. †	15,162	557,052	14,767	542,540

Forest Laboratories, Inc. †	22,584	746,401	21,996	726,968

Perrigo Co.	9,017	594,040	8,782	578,558

Watson Pharmaceuticals, Inc. †	12,298	573,702	11,978	558,774

		4,399,286		4,284,684
Publishing		0.1%		0.1%
Thomson Reuters Corp. (Canada)	17,183	657,250	16,735	640,114

Washington Post Co. (The) Class B	500	201,075	487	195,847

		858,325		835,961

COMMON STOCKS* cont.	500 Fund 13.7%		700 Fund 15.2%
	Shares	Value	Shares	Value

Real estate		0.3%		0.4%
Digital Realty Trust, Inc. R	6,834	$408,195	6,656	$397,563

Essex Property Trust, Inc. R	3,113	351,644	3,032	342,495

Nationwide Health Properties, Inc. R	10,464	427,245	10,191	416,099

Realty Income Corp. R	10,444	358,020	10,173	348,730

Ventas, Inc. R	10,200	546,312	9,935	532,119

		2,091,416		2,037,006
Restaurants		0.4%		0.5%
Chipotle Mexican Grill, Inc. †	1,638	344,324	1,596	335,495

McDonald’s Corp.	14,263	1,109,234	13,891	1,080,303

Panera Bread Co. Class A †	2,253	201,666	2,194	196,385

Starbucks Corp.	19,855	565,470	19,338	550,746

Yum! Brands, Inc.	12,174	603,343	11,857	587,633

		2,824,037		2,750,562
Retail		0.9%		1.0%
Advance Auto Parts, Inc.	4,684	304,366	4,562	296,439

Amazon.com, Inc. †	6,858	1,132,530	6,679	1,102,970

AutoZone, Inc. †	1,742	413,951	1,697	403,258

Big Lots, Inc. †	5,564	174,543	5,419	169,994

Dollar Tree, Inc. †	6,366	326,639	6,200	318,122

Family Dollar Stores, Inc.	6,546	302,229	6,376	294,380

Herbalife, Ltd.	11,528	736,178	11,227	716,956

Kohl’s Corp. †	9,378	480,154	9,134	467,661

PETsMART, Inc.	7,156	267,849	6,969	260,850

Ross Stores, Inc.	5,513	325,212	5,369	316,717

Target Corp.	13,915	722,745	13,552	703,891

TJX Cos., Inc. (The)	11,545	529,800	11,244	515,987

Toro Co. (The)	4,274	242,592	4,162	236,235

		5,958,788		5,803,460
Semiconductor		0.1%		0.1%
Maxim Integrated Products, Inc.	17,027	368,805	16,559	358,668

		368,805		358,668
Shipping		0.1%		0.1%
J. B. Hunt Transport Services, Inc.	10,298	370,316	10,030	360,679

Ryder System, Inc.	6,036	264,075	5,879	257,206

		634,391		617,885
Software		0.2%		0.3%
Amdocs, Ltd. (United Kingdom) †	21,689	665,419	21,124	648,084

BMC Software, Inc. †	18,306	832,191	17,829	810,506

		1,497,610		1,458,590
Technology		0.1%		0.1%
Tech Data Corp. †	9,233	396,927	8,993	386,609

		396,927		386,609
Technology services		0.5%		0.5%
Accenture PLC Class A	32,637	1,459,200	31,787	1,421,197

AOL, Inc. †	17,947	478,826	17,480	466,366

Global Payments, Inc.	11,770	458,559	11,463	446,598

VeriSign, Inc. †	20,502	712,445	19,968	693,888

		3,109,030		3,028,049

COMMON STOCKS* cont.	500 Fund 13.7%		700 Fund 15.2%
	Shares	Value	Shares	Value

Telephone		0.4%		0.4%
CenturyTel, Inc.	44,497	$1,841,286	43,337	$1,793,285

TW Telecom, Inc. †	43,494	800,290	42,361	779,442

		2,641,576		2,572,727
Tobacco		0.5%		0.5%
Lorillard, Inc.	15,930	1,359,466	15,515	1,324,050

Reynolds American, Inc.	25,062	1,626,524	24,409	1,584,144

		2,985,990		2,908,194
Transportation services		—%		—%
Landstar Systems, Inc.	6,180	232,492	6,019	226,435

		232,492		226,435
Waste Management		0.3%		0.3%
Republic Services, Inc.	19,037	567,493	18,541	552,707

Stericycle, Inc. †	6,342	454,975	6,176	443,066

Waste Management, Inc.	20,476	731,403	19,943	712,364

		1,753,871		1,708,137
Total common stocks
(cost $84,220,408 and $82,013,097)		$88,954,253		$86,605,737

ASSET-BACKED SECURITIES*	500 Fund 6.8%		700 Fund 8.0%
	Principal amount	Value	Principal amount	Value

Ace Securities Corp. FRB Ser. 06-HE3,
Class A2C, 0.406s, 2036	$—	$—	$1,040,666	$513,868

Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032	2,741,097	2,165,466	357,772	282,640
Ser. 00-5, Class A6, 7.96s, 2032	1,127,561	958,427	—	—
Ser. 00-6, Class A5, 7.27s, 2031	1,943,745	1,992,339	2,468,955	2,530,679
Ser. 01-1, Class A5, 6.99s, 2031	1,544,437	1,590,770	1,912,967	1,970,356
Ser. 01-3, Class A4, 6.91s, 2033	2,035,152	2,106,383	2,888,294	2,989,385

Countrywide Asset Backed Certificates
FRB Ser. 07-12, Class 2A2, 0.756s, 2047	—	—	369,000	284,130
FRB Ser. 07-7, Class 2A3, 0.486s, 2047	—	—	2,008,000	828,300
FRB Ser. 07-3, Class 2A3, 0.466s, 2047	814,000	282,865	1,188,000	412,830
FRB Ser. 07-8, Class 2A3, 0.446s, 2037	3,564,000	1,354,320	1,112,000	422,560
FRB Ser. 07-9, Class 2A3, 0.436s, 2047	2,147,000	953,053	—	—
FRB Ser. 07-3, Class 2A2, 0.426s, 2047	540,000	377,803	575,000	402,291
FRB Ser. 07-6, Class 2A2, 0.426s, 2037	—	—	372,000	277,140
FRB Ser. 06-23, Class 2A3, 0.426s, 2037	1,826,000	948,494	777,000	403,603
FRB Ser. 06-8, Class 2A3, 0.416s, 2046	483,000	299,460	480,000	297,600
FRB Ser. 06-22, Class 2A3, 0.416s, 2034	839,000	429,988	1,214,000	622,175
FRB Ser. 06-24, Class 2A3, 0.406s, 2047	2,736,000	1,231,200	3,459,000	1,556,550
FRB Ser. 06-21, Class 2A3, 0.406s, 2037	575,000	290,375	—	—
FRB Ser. 07-1, Class 2A3, 0.396s, 2037	2,640,000	957,000	1,999,000	724,638
FRB Ser. 07-1, Class 2A2, 0.356s, 2037	944,000	741,040	1,096,000	860,360

Credit-Based Asset Servicing and Securitization
Ser. 07-CB1, Class AF2, 5.805s, 2037	—	—	1,098,000	532,530

First Franklin Mortgage Loan Asset
Backed Certificates
FRB Ser. 06-FF13, Class A2D, 0.496s, 2036	1,002,000	503,756	1,254,000	630,449
FRB Ser. 07-FF1, Class A2D, 0.476s, 2038	1,009,000	498,237	2,291,000	1,131,280

ASSET-BACKED SECURITIES* cont.	500 Fund 6.8%		700 Fund 8.0%
	Principal amount	Value	Principal amount	Value

First Franklin Mortgage Loan Asset
Backed Certificates
FRB Ser. 06-FF18, Class A2D, 0.466s, 2037	$789,000	$394,500	$805,000	$402,500
FRB Ser. 06-FF18, Class A2C, 0.416s, 2037	3,432,000	1,750,320	5,141,000	2,621,910
FRB Ser. 06-FF13, Class A2C, 0.416s, 2036	1,320,000	646,800	1,224,000	599,760
FRB Ser. 06-FF11, Class 2A3, 0.406s, 2036	955,000	479,467	1,144,000	574,357
FRB Ser. 07-FF1, Class A2C, 0.396s, 2038	1,347,000	646,623	3,032,000	1,455,503

Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2029	859,386	786,339	—	—
Ser. 96-8, Class M1, 7.85s, 2027	457,000	458,460	—	—
FRN Ser. 96-9, Class M1, 7.63s, 2027	1,564,000	1,541,605	635,000	625,908
Ser. 99-4, Class A7, 7.41s, 2031	1,070,137	984,526	1,325,079	1,219,072
Ser. 1997-5, Class M1, 6.95s, 2029	2,058,000	2,006,550	927,000	903,825

GSAA Home Equity Trust
FRB Ser. 06-19, Class A3A, 0.496s, 2036	540,685	291,970	1,033,530	558,106
FRB Ser. 07-5, Class 2A1A, 0.376s, 2047	195,992	127,532	180,253	117,291
FRB Ser. 07-4, Class A1, 0.356s, 2037	373,834	178,833	555,400	265,689
FRB Ser. 06-17, Class A1, 0.316s, 2036	1,682,040	824,200	2,101,280	1,029,627
FRB Ser. 06-16, Class A1, 0.316s, 2036	1,093,699	607,003	1,464,079	812,564
FRB Ser. 06-12, Class A1, 0.306s, 2036	2,368,570	1,211,760	1,050,362	537,365

GSAMP Trust
FRB Ser. 07-FM1, Class A2D, 0.506s, 2036	747,000	317,475	1,101,000	467,925
FRB Ser. 07-FM1, Class A2C, 0.426s, 2036	910,000	382,200	1,548,000	650,160
FRB Ser. 07-HE2, Class A2A, 0.376s, 2047	78,835	74,105	66,031	62,069

HSI Asset Securitization Corp. Trust
FRB Ser. 06-HE1, Class 2A1, 0.306s, 2036	88,640	64,707	80,131	58,495

Long Beach Mortgage Loan Trust FRB
Ser. 06-WL1, Class 2A3, 0.496s, 2046	863,667	632,636	1,233,296	903,389

Madison Avenue Manufactured Housing
Contract FRB Ser. 02-A, Class B1,
3.506s, 2032	897,000	807,300	315,000	283,500

MASTR Asset Backed Securities Trust
FRB Ser. 07-WMC1, Class A3, 0.356s, 2037	1,613,172	564,610	2,375,301	831,355
FRB Ser. 07-WMC1, Class A2, 0.306s, 2037	1,880,435	658,152	2,768,992	969,147

Merrill Lynch First Franklin Mortgage
Loan Asset Backed Certificates
FRB Ser. 07-1, Class A2C, 0.506s, 2037	1,475,000	737,500	5,019,000	2,509,500
FRB Ser. 07-2, Class A2C, 0.496s, 2037	1,069,000	528,675	2,213,000	1,094,441
FRB Ser. 07-3, Class A2C, 0.436s, 2037	568,000	265,426	4,257,000	1,989,296
FRB Ser. 07-1, Class A2B, 0.426s, 2037	1,417,828	786,894	973,136	540,091

Merrill Lynch Mortgage Investors Trust
FRB Ser. 07-HE1, Class A2B, 0.426s, 2037	860,000	351,067	1,962,000	800,922

Morgan Stanley Capital, Inc.
FRB Ser. 06-HE3, Class A2D, 0.506s, 2036	1,536,000	635,597	2,959,000	1,224,434
FRB Ser. 06-HE6, Class A2D, 0.496s, 2036	1,115,000	401,400	2,033,000	731,880
FRB Ser. 06-WMC2, Class A2C, 0.406s,
2036	868,019	314,657	682,545	247,423

Morgan Stanley IXIS Real Estate Capital
FRB Ser. 06-2, Class A3, 0.406s, 2036	3,216,000	1,165,800	—	—

Novastar Home Equity Loan FRB
Ser. 06-6, Class A2B, 0.356s, 2037	594,533	378,758	784,123	499,539

ASSET-BACKED SECURITIES* cont.	500 Fund 6.8%		700 Fund 8.0%
	Principal amount	Value	Principal amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 00-D, Class A4, 7.4s, 2030	$1,106,000	$735,490	$447,000	$297,255
Ser. 02-B, Class A4, 7.09s, 2032	734,053	704,003	—	—
Ser. 02-A, Class A4, 6.97s, 2032	796,028	800,008	352,838	354,602
Ser. 02-B, Class A2, 5.19s, 2019	364,358	328,292	280,296	252,551

Securitized Asset Backed Receivables, LLC
FRB Ser. 06-FR4, Class A2B, 0.426s, 2036	655,000	278,375	—	—
FRB Ser. 06-WM3, Class A2, 0.416s, 2036	701,369	277,041	1,255,691	495,998
FRB Ser. 07-BR5, Class A2A, 0.386s, 2037	57,556	44,606	58,857	45,614
FRB Ser. 07-BR4, Class A2A, 0.346s, 2037	501,620	346,770	392,247	271,160
FRB Ser. 06-WM3, Class A1, 0.306s, 2036	990,856	391,388	659,016	260,311

WAMU Asset-Backed Certificates
FRB Ser. 07-HE2, Class 2A1, 0.366s, 2037	256,113	171,929	190,330	127,769
FRB Ser. 07-HE1, Class 2A1, 0.306s, 2037	267,081	182,817	243,945	167,140

Total asset-backed securities
(cost $43,013,440 and $44,218,549)		$43,945,142		$45,532,807

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS*	500 Fund 4.0%		700 Fund 4.2%
	Principal amount	Value	Principal amount	Value

U.S. Government Agency
Mortgage Obligations
Federal National Mortgage Association
Pass-Through Certificates
4 1/2s, TBA, November 1, 2040	$18,000,000	$18,892,969	$23,000,000	$24,141,016
4s, TBA, November 1, 2040	7,000,000	7,217,109	—	—

Total U.S. government agency mortgage
obligations (cost $25,992,500 and $23,991,875)		$26,110,078		$24,141,016

U.S. GOVERNMENT AGENCY OBLIGATIONS*	500 Fund 0.4%		700 Fund 0.4%
	Principal amount	Value	Principal amount	Value

General Electric Capital Corp. 1 5/8s,
FDIC guaranteed notes, January 7, 2011	$900,000	$902,542	$700,000	$701,977

Goldman Sachs Group, Inc (The) 1 5/8s,
FDIC guaranteed notes, July 15, 2011	900,000	908,455	700,000	706,576

JPMorgan Chase & Co. 2 5/8s, FDIC
guaranteed notes, December 1, 2010	900,000	901,843	700,000	701,434

Total U.S. government agency obligations
(cost $2,698,760 and $2,098,935)		$2,712,840		$2,109,987

U.S. TREASURY OBLIGATIONS*	500 Fund —%		700 Fund —%
	Principal amount	Value	Principal amount	Value

U.S. Treasury Inflation Index Notes 3s,
July 15, 2012 [i]	$291,355	$312,190	$48,559	$52,032

Total U.S. treasury obligations
(cost $312,190 and $52,032)		$312,190		$52,032

COMMODITY LINKED NOTES*	500 Fund 3.4%		700 Fund 3.3%
	Principal amount	Value	Principal amount	Value

UBS AG 144A zero %, 2011 (Indexed
to the UBS Bloomberg CMCI Essence
Excess Return) (United Kingdom)	$3,400	$3,459,582	$3,300	$3,357,829

UBS AG 144A zero %, 2011 (Indexed
to the UBS Bloomberg CMCI Essence
Excess Return) (United Kingdom)	3,600	3,699,204	2,400	2,466,136

UBS AG 144A zero %, 2011 (Indexed
to the UBS Bloomberg CMCI Essence
Excess Return) (United Kingdom)	3,361	3,448,117	2,874	2,948,494

UBS AG 144A zero %, 2012 (Indexed
to the UBS Bloomberg CMCI Essence
Excess Return) (United Kingdom)	11,236	11,152,473	10,214	10,138,070

Total commodity linked notes
(cost $21,574,317 and $18,770,978)		$21,759,376		$18,910,529

SENIOR LOANS* [c]	500 Fund 2.5%		700 Fund 3.1%
	Principal amount	Value	Principal amount	Value

Ardent Health Systems bank term loan
FRN Ser. B, 6 1/2s, 2015	$750,000	$743,438	$750,000	$743,438

Brickman Group Holdings, Inc. bank term
loan FRN Ser. B, 7 1/4s, 2016	1,300,000	1,313,543	1,200,000	1,212,502

Cedar Fair LP bank term loan FRN
Ser. B, 5 1/2s, 2016	214,463	216,950	244,388	247,222

Cengage Learning Acquisitions, Inc.
bank term loan FRN Ser. B, 2.78s, 2014	960,000	875,891	1,140,000	1,040,120

Claire’s Stores, Inc. bank term loan
FRN 3.048s, 2014	960,000	849,715	1,140,000	1,009,037

DineEquity, Inc. bank term loan FRN
Ser. B, 6s, 2017	805,000	812,714	730,000	736,996

Federal Mogul Corp. bank term loan FRN
Ser. B, 2.198s, 2014	635,676	563,567	754,865	669,235

Federal Mogul Corp. bank term loan FRN
Ser. C, 2.198s, 2015	324,324	287,534	385,135	341,447

General Chemical Holding Co. bank term
loan FRN Ser. B, 6 3/4s, 2015	750,000	756,563	750,000	756,563

Goodman Global, Inc. bank term loan FRN
Ser. 1st, 5 3/4s, 2016	960,000	972,250	960,000	972,250

Harrah’s Operating Co., Inc. bank term
loan FRN Ser. B1, 3.288s, 2015	500,000	440,500	500,000	440,500

MGM Resorts Int’l bank term loan FRN
Ser. D, 6s, 2011	1,000,000	994,375	1,000,000	994,375

Multiplan, Inc. bank term loan FRN
Ser. B, 6 1/2s, 2017	1,000,000	1,003,438	1,000,000	1,003,438

Nuveen Investments, Inc. bank term loan
FRN Ser. B, 3.289s, 2014	960,000	897,593	1,090,000	1,019,142

Realogy Corp. bank term loan FRN
0.106s, 2013	51,582	47,165	68,376	62,522

Realogy Corp. bank term loan FRN
Ser. B, 3.257s, 2013	378,418	346,018	501,624	458,675

Revlon Consumer Products bank term loan
FRN 6s, 2015	547,250	547,641	646,750	647,212

SENIOR LOANS* [c] cont.	500 Fund 2.5%		700 Fund 3.1%
	Principal amount	Value	Principal amount	Value

Reynolds Group Holdings, Ltd. bank term
loan FRN Ser. D, 6 1/2s, 2016
(New Zealand)	$870,000	$875,674	$1,030,000	$1,036,718

Rite-Aid Corp. bank term loan FRN 6s, 2014	1,000,000	989,688	1,000,000	989,688

Six Flags Theme Parks bank term loan
FRN Ser. B, 6s, 2016	1,000,000	1,002,740	1,000,000	1,002,740

Swift Transportation Co., Inc. bank
term loan FRN 8 1/4s, 2014	960,000	942,267	1,140,000	1,118,942

Texas Competitive Electric
Holdings Co., LLC bank term loan FRN
Ser. B3, 3.756s, 2014 (United Kingdom)	960,000	752,727	1,140,000	893,864

Total senior loans
(cost $16,215,102 and $17,379,675)		$16,231,991		$17,396,626

FOREIGN GOVERNMENT BONDS AND NOTES*	500 Fund 1.0%		700 Fund 1.1%
	Principal amount	Value	Principal amount	Value

Argentina (Republic of) sr. unsec.
bonds Ser. VII, 7s, 2013	$1,405,000	$1,393,058	$1,305,000	$1,293,908

Argentina (Republic of) sr. unsec.
unsub. bonds 7s, 2015	2,140,000	2,053,330	1,965,000	1,885,418

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 0.677s, 2012	2,805,000	652,163	2,610,000	606,825

Ukraine (Government of) Financing
of Infrastructural Projects State
Enterprise 144A govt.
guaranty notes 8 3/8s, 2017 (Ukraine)	700,000	710,136	600,000	608,688

Ukraine (Government of) 144A sr. unsec.
unsub. notes 7.65s, 2013	1,700,000	1,757,375	1,600,000	1,654,000

Total foreign government bonds and notes
(cost $6,561,679 and $6,044,739)		$6,566,062		$6,048,839

PURCHASED OPTIONS OUTSTANDING*		500 Fund 0.8%		700 Fund 1.0%
		Contract		Contract
		amount/		amount/
	Expiration date/	number of		number of
	strike price	contracts	Value	contracts	Value

SPDR S&P 500
ETF Trust (Put)	Dec-10/$100.00	660,874	$219,820	645,131	$214,583

SPDR S&P 500
ETF Trust (Put)	Mar-11/103.00	130,655	297,081	129,982	295,550

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 3.04%
versus the three month
USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.04	$25,407,900	809,750	$33,253,600	1,059,792

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to pay
a fixed rate of 3.04% versus the
three month USD-LIBOR-BBA
maturing February 9, 2021.	Feb-11/3.04	25,407,900	287,617	33,253,600	376,431

PURCHASED OPTIONS OUTSTANDING* cont.		500 Fund 0.8%		700 Fund 1.0%
		Contract		Contract
		amount/		amount/
	Expiration date/	number of		number of
	strike price	contracts	Value	contracts	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to pay
a fixed rate of 3.11% versus the
three month USD-LIBOR-BBA
maturing February 9, 2021.	Feb-11/3.11	25,407,900	$240,613	33,253,600	$314,912

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 3.11%
versus the three month
USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.11	25,407,900	922,561	33,253,600	1,207,438

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to pay
a fixed rate of 3.565% versus
the three month USD-LIBOR-BBA
maturing January 25, 2041.	Jan-11/3.565	4,642,800	244,722	8,296,200	437,293

Option on an interest rate
swap with Barclays Bank PLC
for the right to receive a fixed
rate of 3.7375% versus the
three month USD-LIBOR-BBA
maturing March 9, 2021.	Mar-11/3.7375	5,703,300	472,176	3,400,200	281,503

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 3.665%
versus the three month
USD-LIBOR-BBA maturing
March 8, 2021.	Mar-11/3.665	5,703,300	438,185	3,400,200	261,237

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 3.565%
versus the three month
USD-LIBOR-BBA maturing
January 25, 2041.	Jan-11/3.565	4,642,800	132,134	8,296,200	236,110

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 1.885%
versus the three month
USD-LIBOR-BBA maturing
December 13, 2015.	Dec-10/1.885	57,118,200	1,112,663	61,842,500	1,204,692

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to pay
a fixed rate of 1.885% versus
the three month USD-LIBOR-BBA
maturing December 13, 2015.	Dec-10/1.885	57,118,200	48,550	61,842,500	52,566

Total purchased options outstanding
(cost $7,223,009 and $8,213,602)			$5,225,872		$5,942,107

CONVERTIBLE BONDS AND NOTES*	500 Fund 0.1%		700 Fund 0.1%
	Principal amount	Value	Principal amount	Value

Advanced Micro Devices, Inc. cv.
sr. unsec. notes 6s, 2015	$105,000	$104,344	$110,000	$109,313

Penn Virginia Corp. cv. sr. unsec.
sub. notes 4 1/2s, 2012	550,000	539,000	650,000	637,000

Total convertible bonds and notes
(cost $625,888 and $726,758)		$643,344		$746,313

SHORT-TERM INVESTMENTS*	500 Fund 30.0%		700 Fund 21.0%
	Principal amount/		Principal amount/
	shares	Value	shares	Value

Putnam Money Market Liquidity
Fund 0.16% [e]	56,247,819	$56,247,819	36,820,801	$36,820,801

U.S. Treasury Bills for an effective
yield of 0.20%, September 22, 2011	$15,000,000	14,972,235	$—	—

U.S. Treasury Bills for an effective
yield of 0.20%, August 25, 2011 ##	—	—	25,000,000	24,949,875

U.S. Treasury Bills for effective
yields ranging from 0.23% to 0.24%,
July 28, 2011 #	—	—	402,000	401,235

U.S. Treasury Bills for an effective
yield of 0.27%, June 2, 2011 # ##	16,000,000	15,974,480	—	—

U.S. Treasury Bills for an effective
yield of 0.23%, May 5, 2011 ## #	27,000,000	26,968,653	3,362,000	3,358,097

U.S. Treasury Bills for an effective
yield of 0.20%, April 7, 2011 # ##	25,000,000	24,978,250	5,300,000	5,295,389

U.S. Treasury Bills for effective
yields ranging from 0.16% to 0.29%,
December 16, 2010 # ##	9,452,000	9,449,838	671,000	670,780

U.S. Treasury Bills for effective
yields ranging from 0.25% to 0.33%,
November 18, 2010 # ##	25,000	24,996	351,000	350,952

U.S. Treasury Bills for an effective
yield of 0.14%, November 04, 2010 # ##	—	—	15,000,000	14,999,830

SSgA Prime Money Market Fund 0.14% i,P	—	—	1,893,000	1,893,000

Freddie Mac Discount Notes for an
effective yield of 0.34%,
November 16, 2010 ##	20,000,000	19,997,167	10,000,000	9,998,583

Federal Farm Credit Bank for an
effective yield of 0.25375%,
February 28, 2011	1,400,000	1,400,280	1,000,000	1,000,200

Fannie Mae Discount Notes for an
effective yield of 0.27%,
November 1, 2010	25,000,000	25,000,000	20,000,000	20,000,000

Total short-term investments
(cost $195,013,438 and $119,748,092)		$195,013,718		$119,738,742

TOTAL INVESTMENTS

Total investments (cost $690,970,578 and $592,121,704)		$701,658,390		$603,322,748

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
ETF	Exchange Traded Fund
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
SPDR	S&P 500 Index Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the funds’ portfolio are for the close of the funds’ reporting period, which ran from November 1, 2009 through October 31, 2010 (the reporting period).

* Percentages indicated are based on net assets as follows:

500 Fund	$649,253,647
700 Fund	$569,822,218

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

Δ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 8).

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

i Securities purchased with cash or securities received, that were pledged to the funds for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the funds at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets to cover certain derivatives contracts as follows:

500 Fund	$306,944,915
700 Fund	$305,317,017

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

500 Fund

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $111,297,764)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	11/22/10	$1,249,999	$1,234,033	$15,966

	Brazilian Real	Buy	11/22/10	301,139	303,880	(2,741)

	Canadian Dollar	Sell	11/22/10	1,247,444	1,251,241	3,797

	Chilean Peso	Buy	11/22/10	251,942	255,057	(3,115)

	Czech Koruna	Sell	11/22/10	370,594	371,522	928

	Euro	Sell	11/22/10	128,368	126,594	(1,774)

	Japanese Yen	Sell	11/22/10	79,009	78,562	(447)

	Mexican Peso	Buy	11/22/10	494,354	493,703	651

	Norwegian Krone	Buy	11/22/10	23,179	23,325	(146)

	Singapore Dollar	Sell	11/22/10	722,940	715,815	(7,125)

	South Korean Won	Buy	11/22/10	244,498	246,798	(2,300)

	Swedish Krona	Sell	11/22/10	1,275,773	1,272,911	(2,862)

	Swiss Franc	Sell	11/22/10	1,142,436	1,157,120	14,684

	Taiwan Dollar	Buy	11/22/10	8,576	8,607	(31)

	Turkish Lira	Buy	11/22/10	483,894	487,494	(3,600)

Barclays Bank PLC

	Australian Dollar	Buy	11/22/10	1,179,958	1,163,703	16,255

	Brazilian Real	Buy	11/22/10	149,080	150,887	(1,807)

	British Pound	Sell	11/22/10	1,237,884	1,214,922	(22,962)

	Canadian Dollar	Sell	11/22/10	1,160,832	1,155,452	(5,380)

	Chilean Peso	Buy	11/22/10	6,400	6,476	(76)

	Czech Koruna	Sell	11/22/10	748,769	756,010	7,241

	Euro	Sell	11/22/10	557,927	557,625	(302)

	Hungarian Forint	Buy	11/22/10	258,961	258,595	366

	Japanese Yen	Buy	11/22/10	29,561	28,536	1,025

	Mexican Peso	Buy	11/22/10	247,855	245,290	2,565

	New Zealand Dollar	Sell	11/22/10	478,024	473,303	(4,721)

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $111,297,764) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Norwegian Krone	Sell	11/22/10	$68,635	$68,340	$(295)

	Polish Zloty	Buy	11/22/10	753,096	755,358	(2,262)

	Singapore Dollar	Sell	11/22/10	944,843	935,531	(9,312)

	South Korean Won	Buy	11/22/10	242,355	244,219	(1,864)

	Swedish Krona	Buy	11/22/10	1,352,825	1,365,302	(12,477)

	Swiss Franc	Sell	11/22/10	1,160,096	1,175,769	15,673

	Taiwan Dollar	Buy	11/22/10	8,749	8,737	12

	Turkish Lira	Buy	11/22/10	849,423	854,724	(5,301)

Citibank, N.A.

	Australian Dollar	Buy	11/22/10	1,287,804	1,270,314	17,490

	Brazilian Real	Buy	11/22/10	353,226	359,140	(5,914)

	British Pound	Sell	11/22/10	1,192,879	1,180,322	(12,557)

	Canadian Dollar	Sell	11/22/10	1,171,120	1,167,582	(3,538)

	Chilean Peso	Buy	11/22/10	2,388	2,418	(30)

	Czech Koruna	Sell	11/22/10	260,510	261,473	963

	Euro	Sell	11/22/10	29,174	28,788	(386)

	Hungarian Forint	Buy	11/22/10	256,021	257,890	(1,869)

	Mexican Peso	Buy	11/22/10	274,412	273,866	546

	Norwegian Krone	Buy	11/22/10	1,231,142	1,238,616	(7,474)

	Polish Zloty	Buy	11/22/10	407,587	408,425	(838)

	Singapore Dollar	Sell	11/22/10	487,135	482,548	(4,587)

	South African Rand	Sell	11/22/10	491,658	499,327	7,669

	South Korean Won	Buy	11/22/10	507,055	509,175	(2,120)

	Swedish Krona	Buy	11/22/10	29,538	29,488	50

	Swiss Franc	Sell	11/22/10	1,260,983	1,278,248	17,265

	Taiwan Dollar	Buy	11/22/10	11,967	12,008	(41)

	Turkish Lira	Buy	11/22/10	723,755	729,190	(5,435)

Credit Suisse AG

	Australian Dollar	Sell	11/22/10	100,324	100,418	94

	British Pound	Sell	11/22/10	1,157,323	1,135,999	(21,324)

	Canadian Dollar	Sell	11/22/10	1,851,963	1,848,467	(3,496)

	Euro	Buy	11/22/10	3,726,412	3,694,467	31,945

	Japanese Yen	Sell	11/22/10	52,670	50,869	(1,801)

	Norwegian Krone	Buy	11/22/10	1,147,599	1,154,694	(7,095)

	South African Rand	Buy	11/22/10	3,187	3,190	(3)

	Swedish Krona	Sell	11/22/10	1,209,029	1,206,694	(2,335)

	Swiss Franc	Sell	11/22/10	1,170,652	1,182,368	11,716

	Turkish Lira	Buy	11/22/10	724,173	729,432	(5,259)

Deutsche Bank AG

	Australian Dollar	Buy	11/22/10	2,520,805	2,485,847	34,958

	Brazilian Real	Sell	11/22/10	63,766	64,023	257

	Czech Koruna	Sell	11/22/10	514,883	516,801	1,918

	Euro	Buy	11/22/10	891,766	888,133	3,633

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $111,297,764) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Hungarian Forint	Buy	11/22/10	$256,442	$258,291	$(1,849)

	Malaysian Ringgit	Buy	11/22/10	254,207	253,359	848

	Mexican Peso	Buy	11/22/10	248,340	247,320	1,020

	New Zealand Dollar	Sell	11/22/10	253,411	250,945	(2,466)

	Norwegian Krone	Buy	11/22/10	11,777	11,857	(80)

	Polish Zloty	Buy	11/22/10	638,578	639,854	(1,276)

	Singapore Dollar	Sell	11/22/10	654,122	647,026	(7,096)

	South Korean Won	Buy	11/22/10	253,336	252,960	376

	Swedish Krona	Sell	11/22/10	1,247,235	1,244,678	(2,557)

	Swiss Franc	Sell	11/22/10	1,229,113	1,246,218	17,105

	Taiwan Dollar	Buy	11/22/10	3,653	3,635	18

	Turkish Lira	Buy	11/22/10	1,122,109	1,128,085	(5,976)

Goldman Sachs International

	Australian Dollar	Buy	11/22/10	1,231,048	1,214,329	16,719

	Canadian Dollar	Sell	11/22/10	1,150,055	1,147,040	(3,015)

	Chilean Peso	Buy	11/22/10	3,109	3,152	(43)

	Euro	Sell	11/22/10	365,792	360,560	(5,232)

	Hungarian Forint	Sell	11/22/10	512	512	—

	Norwegian Krone	Sell	11/22/10	19,724	19,891	167

	Polish Zloty	Buy	11/22/10	756,029	757,053	(1,024)

	South African Rand	Sell	11/22/10	254,750	257,511	2,761

	Swedish Krona	Buy	11/22/10	32,223	32,156	67

	Swiss Franc	Sell	11/22/10	1,195,620	1,211,778	16,158

HSBC Bank USA, National Association

	Australian Dollar	Buy	11/22/10	1,226,163	1,209,498	16,665

	British Pound	Sell	11/22/10	1,306,433	1,277,843	(28,590)

	Euro	Buy	11/22/10	2,535,677	2,499,179	36,498

	Norwegian Krone	Buy	11/22/10	1,279,474	1,287,363	(7,889)

	Singapore Dollar	Sell	11/22/10	734,448	727,544	(6,904)

	South Korean Won	Buy	11/22/10	253,469	255,556	(2,087)

	Swiss Franc	Sell	11/22/10	2,433,056	2,465,076	32,020

	Taiwan Dollar	Sell	11/22/10	247,702	247,041	(661)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	11/22/10	2,521,782	2,487,598	34,184

	Brazilian Real	Buy	11/22/10	529,577	537,104	(7,527)

	British Pound	Buy	11/22/10	33,794	33,441	353

	Canadian Dollar	Sell	11/22/10	1,258,026	1,264,059	6,033

	Chilean Peso	Buy	11/22/10	243,287	246,183	(2,896)

	Czech Koruna	Sell	11/22/10	400,952	402,914	1,962

	Euro	Buy	11/22/10	956,922	944,228	12,694

	Hungarian Forint	Buy	11/22/10	255,884	256,727	(843)

	Japanese Yen	Sell	11/22/10	10,197	10,089	(108)

	Malaysian Ringgit	Buy	11/22/10	423,486	426,285	(2,799)

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $111,297,764) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Mexican Peso	Buy	11/22/10	$120,056	$119,638	$418

	New Zealand Dollar	Sell	11/22/10	483,798	478,958	(4,840)

	Norwegian Krone	Buy	11/22/10	1,164,583	1,171,984	(7,401)

	Polish Zloty	Buy	11/22/10	751,804	754,009	(2,205)

	Singapore Dollar	Sell	11/22/10	1,083,870	1,073,721	(10,149)

	South African Rand	Sell	11/22/10	8,850	8,784	(66)

	South Korean Won	Buy	11/22/10	496,731	500,550	(3,819)

	Swedish Krona	Buy	11/22/10	57,271	58,607	(1,336)

	Swiss Franc	Sell	11/22/10	1,922,735	1,948,420	25,685

	Taiwan Dollar	Buy	11/22/10	8,870	8,934	(64)

	Turkish Lira	Buy	11/22/10	467,899	471,611	(3,712)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	11/22/10	3,304,839	3,255,489	49,350

	British Pound	Sell	11/22/10	89,850	88,920	(930)

	Canadian Dollar	Sell	11/22/10	1,095,482	1,092,119	(3,363)

	Czech Koruna	Sell	11/22/10	516,756	518,775	2,019

	Euro	Buy	11/22/10	1,944,964	1,944,729	235

	Hungarian Forint	Buy	11/22/10	248,942	248,384	558

	Japanese Yen	Sell	11/22/10	21,889	21,671	(218)

	Norwegian Krone	Buy	11/22/10	1,178,981	1,186,146	(7,165)

	Polish Zloty	Buy	11/22/10	876,063	877,864	(1,801)

	Swedish Krona	Sell	11/22/10	1,219,472	1,205,413	(14,059)

	Swiss Franc	Buy	11/22/10	149,909	149,184	725

	Turkish Lira	Buy	11/22/10	470,124	473,920	(3,796)

State Street Bank and Trust Co.

	Australian Dollar	Buy	11/22/10	2,492,378	2,458,580	33,798

	British Pound	Sell	11/22/10	15,215	15,054	(161)

	Canadian Dollar	Sell	11/22/10	1,126,540	1,123,016	(3,524)

	Euro	Buy	11/22/10	1,940,102	1,939,623	479

	Hungarian Forint	Buy	11/22/10	259,328	251,293	8,035

	Japanese Yen	Buy	11/22/10	12,502	12,066	436

	Malaysian Ringgit	Buy	11/22/10	548,279	550,954	(2,675)

	Mexican Peso	Sell	11/22/10	1,881	1,858	(23)

	Norwegian Krone	Sell	11/22/10	48,962	49,265	303

	Polish Zloty	Buy	11/22/10	770,378	772,070	(1,692)

	Swedish Krona	Sell	11/22/10	1,250,904	1,248,247	(2,657)

	Swiss Franc	Buy	11/22/10	71,656	72,646	(990)

	Taiwan Dollar	Buy	11/22/10	6,123	6,146	(23)

UBS AG

	Australian Dollar	Buy	11/22/10	1,958,423	1,932,286	26,137

	British Pound	Buy	11/22/10	16,016	15,848	168

	Canadian Dollar	Sell	11/22/10	1,181,603	1,185,689	4,086

	Czech Koruna	Sell	11/22/10	496,495	498,235	1,740

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $111,297,764) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Euro	Buy	11/22/10	$2,236,848	$2,228,838	$8,010

	Japanese Yen	Sell	11/22/10	1,323,380	1,321,698	(1,682)

	Mexican Peso	Sell	11/22/10	6,685	6,602	(83)

	Norwegian Krone	Buy	11/22/10	602,042	605,546	(3,504)

	South African Rand	Sell	11/22/10	16,106	16,423	317

	Swedish Krona	Buy	11/22/10	64,715	65,039	(324)

	Swiss Franc	Sell	11/22/10	1,826,111	1,843,001	16,890

Westpac Banking Corp.

	Australian Dollar	Buy	11/22/10	802,594	801,288	1,306

	British Pound	Sell	11/22/10	80,721	79,225	(1,496)

	Canadian Dollar	Sell	11/22/10	2,645	2,638	(7)

	Euro	Buy	11/22/10	590,158	598,112	(7,954)

	Japanese Yen	Sell	11/22/10	55,290	53,375	(1,915)

	New Zealand Dollar	Sell	11/22/10	376,279	372,358	(3,921)

	Norwegian Krone	Sell	11/22/10	26,072	26,646	574

	Swedish Krona	Buy	11/22/10	7,385	7,375	10

	Swiss Franc	Sell	11/22/10	1,200,593	1,217,295	16,702

Total						$235,821

FUTURES CONTRACTS OUTSTANDING at 10/31/10

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	28	$5,028,184	Dec-10	$2,616

Euro-Schatz 2 yr (Long)	154	23,288,376	Dec-10	(619)

Japanese Government Bond
10 yr (Long)	1	1,779,435	Dec-10	20,374

Japanese Government Bond
10 yr Mini (Short)	10	1,779,807	Dec-10	(22,586)

S&P 500 Index E-Mini (Long)	66	3,893,175	Dec-10	156,618

S&P 500 Index E-Mini (Short)	439	25,895,513	Dec-10	(929,516)

U.K. Gilt 10 yr (Long)	65	12,844,274	Dec-10	(113,894)

U.S. Treasury Bond 20 yr (Short)	8	1,047,500	Dec-10	2,985

U.S. Treasury Bond 30 yr (Long)	491	66,208,281	Dec-10	(2,760,964)

U.S. Treasury Note 5 yr (Long)	131	15,926,734	Dec-10	21,243

U.S. Treasury Note 10 yr (Short)	639	80,693,719	Dec-10	294,020

Total				$(3,329,723)

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $14,724,935)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.49% versus the
three month USD-LIBOR-BBA maturing
August 17, 2021.	$6,474,000	Aug-11/4.49	$858,647

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	3,847,000	Aug-11/4.475	14,542

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	3,847,000	Aug-11/4.475	504,803

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	3,237,000	Aug-11/4.55	10,747

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.49% versus the
three month USD-LIBOR-BBA maturing
August 17, 2021.	6,474,000	Aug-11/4.49	23,565

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	3,237,000	Aug-11/4.55	445,476

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	1,929,000	Aug-11/4.70	4,649

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	1,929,000	Aug-11/4.70	291,298

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.5475% versus
the three month USD-LIBOR-BBA maturing
July 26, 2021.	4,267,500	Jul-11/4.5475	11,352

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	8,535,000	Jul-11/4.52	23,813

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	4,267,500	Jul-11/4.5475	596,255

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	8,535,000	Jul-11/4.52	1,172,794

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	6,180,300	Aug-15/4.375	726,494

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 17, 2022.	19,957,200	Jan-12/4.80	122,737

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $14,724,935) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 17, 2022.	$19,957,200	Jan-12/4.80	$2,893,594

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	6,180,300	Aug-15/4.375	730,759

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	6,180,300	Aug-15/4.46	686,322

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	6,180,300	Aug-15/4.46	772,723

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	11,974,320	Jan-12/4.72	82,024

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	27,400,500	Sep-15/4.04	1,413,044

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	27,400,500	Sep-15/4.04	2,120,525

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,726,280	Feb-15/5.36	57,727

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,726,280	Feb-15/5.36	203,062

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	3,955,380	Feb-15/5.27	116,658

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	3,955,380	Feb-15/5.27	444,782

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	2,391,100	Apr-12/4.8675	19,966

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	2,391,100	Apr-12/4.8675	343,003

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $14,724,935) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	$11,974,320	Jan-12/4.72	$1,658,324

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	5,703,300	Mar-11/4.7375	1,084

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	5,703,300	Mar-11/4.665	1,197

Total			$16,351,966

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
AUD	2,070,000	$—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	$(8,253)

AUD	910,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	6,278

AUD	930,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	(551)

AUD	2,090,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	5,788

CAD	1,460,000	—	9/21/20	3.1025%	3 month CAD-
					BA-CDOR	(23,463)

AUD	2,980,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	3,466

AUD	1,510,000	—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	5,632

EUR	1,450,000 E	—	10/29/40	2.435%	6 month EUR-
					EURIBOR-
					REUTERS	(9,974)

	$83,507,100	(16,010)	6/4/12	1.24%	3 month USD-
					LIBOR-BBA	(1,467,863)

GBP	5,250,000	—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	59,776

GBP	3,080,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(157,797)

	$52,342,800	(2,228)	7/23/12	0.80%	3 month USD-
					LIBOR-BBA	(424,723)

	45,088,900	26,976	7/23/15	1.90%	3 month USD-
					LIBOR-BBA	(1,401,266)

Barclays Bank PLC
AUD	930,000 E	—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	27,165

AUD	1,230,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	(3,258)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$3,536,100 E	$—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	$(441,482)

	3,134,200	(71,695)	9/21/20	3 month USD-
				LIBOR-BBA	3.95%	299,416

	3,543,000	93,004	9/28/20	4.02%	3 month USD-
					LIBOR-BBA	(346,086)

AUD	1,120,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	(5,276)

AUD	2,730,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	3,816

	$9,205,900	102,586	10/28/30	3 month USD-
				LIBOR-BBA	3.38%	(17,831)

	1,915,200	(46,252)	10/20/20	3 month USD-
				LIBOR-BBA	4.065%	194,136

	11,617,900	(16,530)	10/22/15	3 month USD-
				LIBOR-BBA	1.35%	(52,345)

	12,269,300	—	10/29/20	3 month USD-
				LIBOR-BBA	2.76%	79,251

GBP	2,000,000	—	8/24/20	2.9525%	6 month GBP-
					LIBOR-BBA	41,632

GBP	2,000,000	—	8/25/20	2.898%	6 month GBP-
					LIBOR-BBA	57,379

AUD	2,000,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(37,177)

	$1,000,000	—	8/27/40	3 month USD-
				LIBOR-BBA	3.21625%	(76,229)

Citibank, N.A.
GBP	19,680,000	—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	158,573

GBP	15,740,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	(612,555)

GBP	4,680,000	—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	214,808

	$50,877,100	24,932	7/9/12	0.96%	3 month USD-
					LIBOR-BBA	(556,393)

	93,381,800	17,889	7/9/20	3 month USD-
				LIBOR-BBA	3.01%	3,905,734

	8,163,800	—	8/9/20	3 month USD-
				LIBOR-BBA	2.89875%	220,970

	3,636,000	—	9/1/20	3 month USD-
				LIBOR-BBA	2.557%	(22,185)

	4,742,000	—	9/1/12	0.67375%	3 month USD-
					LIBOR-BBA	(20,248)

	42,654,200	—	9/24/12	3 month USD-
				LIBOR-BBA	0.6175%	121,957

	25,561,200	—	9/24/20	2.5875%	3 month USD-
					LIBOR-BBA	145,854

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
CHF	2,870,000	$—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	$(26,484)

	$7,200,000	—	9/27/12	0.6125%	3 month USD-
					LIBOR-BBA	(19,563)

	1,900,000	—	9/27/20	3 month USD-
				LIBOR-BBA	2.53875%	(19,938)

	11,829,200	—	10/5/20	3 month USD-
				LIBOR-BBA	2.61125%	(55,385)

	28,927,600	—	10/7/40	3.377%	3 month USD-
					LIBOR-BBA	1,427,289

CHF	9,010,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(44,521)

CHF	9,010,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(46,646)

CHF	9,010,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(38,699)

GBP	3,940,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	(142,820)

GBP	2,180,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	99,067

Deutsche Bank AG
	$76,774,500	(48,306)	7/27/12	0.78%	3 month USD-
					LIBOR-BBA	(632,300)

	65,238,300	152,827	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	2,326,346

	55,217,900	142,322	5/6/15	2.68%	3 month USD-
					LIBOR-BBA	(4,024,032)

Goldman Sachs International
AUD	445,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	11,369

AUD	1,450,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	37,413

	$23,835,000	—	7/20/40	3.7275%	3 month USD-
					LIBOR-BBA	(605,680)

	1,921,700	(473)	10/1/13	0.84%	3 month USD-
					LIBOR-BBA	(8,794)

GBP	2,020,000	—	10/5/20	3.0575%	6 month GBP-
					LIBOR-BBA	24,376

EUR	1,450,000 E	—	10/28/40	2.39%	6 month EUR-
					EURIBOR-
					REUTERS	(5,642)

CHF	9,960,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(39,310)

	$12,802,800	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	225,312

	3,873,600	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	(50,746)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
AUD	2,080,000	$—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	$(7,618)

AUD	920,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	6,086

AUD	850,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	22,273

JPMorgan Chase Bank, N.A.
AUD	1,120,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	(8,731)

AUD	840,000	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(7,934)

	$3,536,100 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(418,922)

	1,997,800	(46,749)	9/20/20	3 month USD-
				LIBOR-BBA	3.995%	198,082

	1,331,800	(31,031)	9/20/20	3 month USD-
				LIBOR-BBA	3.965%	128,553

	14,998,900	685,450	10/14/20	4.02%	3 month USD-
					LIBOR-BBA	(1,146,123)

	23,835,000	—	7/20/40	3.7225%	3 month USD-
					LIBOR-BBA	(582,940)

AUD	380,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	11,082

	$78,897,900	3,850	5/20/12	1.12%	3 month USD-
					LIBOR-BBA	(1,178,700)

JPY	447,200,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(62,143)

AUD	840,000	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(4,115)

	$23,884,200	—	8/12/15	1.7325%	3 month USD-
					LIBOR-BBA	(499,342)

AUD	2,240,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	36,173

	$2,843,700	—	9/7/14	3 month USD-
				LIBOR-BBA	1.3375%	40,065

	3,987,600	—	10/25/40	3.5275%	3 month USD-
					LIBOR-BBA	89,833

	18,900,000	—	10/28/20	3 month USD-
				LIBOR-BBA	2.72175%	55,845

JPY	445,960,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	33,970

CAD	1,460,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(23,782)

	$29,505,400	—	10/5/12	0.62125%	3 month USD-
					LIBOR-BBA	(74,214)

JPY	24,900,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	3,007

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
JPY	33,500,000 E	$—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	$(640)

	$1,436,900	5,400	7/16/40	3.88%	3 month USD-
					LIBOR-BBA	(73,521)

	16,094,800	(569,756)	10/20/40	3 month USD-
				LIBOR-BBA	3.7575%	(225,138)

Total						$(5,431,606)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$5,299,155	$—	1/12/39	5.50% (1 month	Synthetic TRS	$73,253
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

10,948,888	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(138,266)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,649,578	—	1/12/39	5.50% (1 month	Synthetic TRS	36,626
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

11,676,011	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(147,448)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

11,323,216	—	1/12/39	5.50% (1 month	Synthetic TRS	156,526
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

11,323,216	—	1/12/39	5.50% (1 month	Synthetic TRS	156,526
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

11,676,011	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(147,448)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

3,290,039	—	1/12/39	5.50% (1 month	Synthetic TRS	45,480
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
baskets	255,763	$—	10/14/11	3 month	A basket	$(584,345)
				USD-LIBOR-	(CGPUTSB1)
				BBA minus 0.5%	of common stocks

shares	275,071	—	10/17/11	(3 month USD-	iShares MSCI	(163,704)
				LIBOR-BBA minus	Emerging Markets
				0.075%)	Index

baskets	259,801	—	10/31/11	(3 month USD-	A basket	—
				LIBOR-BBA)	(CGPUTLB2)
					of common stocks

GBP	2,420,000 F	—	5/18/13	(3.38%)	GBP Non-revised	(14,796)
					UK Retail Price
					Index

Credit Suisse International
units	1,000	—	7/12/11	(3 month USD-	The Middle East	22,750
				LIBOR-BBA)	Custom Basket
					Index currently
					sponsored by
					Credit Suisse
					ticker CSGCCPUT

units	450	—	7/12/11	(3 month USD-	The Middle East	8,308
				LIBOR-BBA)	Custom Basket
					Index currently
					sponsored by
					Credit Suisse
					ticker CSGCCPUT3

units	588	—	7/12/11	(3 month USD-	The Middle East	11,764
				LIBOR-BBA)	Custom Basket
					Index currently
					sponsored by
					Credit Suisse
					ticker CSGCCPUT2

shares	289,710	—	8/22/11	(3 month USD-	iShares MSCI	1,516,755
				LIBOR-BBA)	Emerging Markets
					Index

Goldman Sachs International
	$1,210,000	—	7/28/11	(0.685%)	USA Non Revised	5,699
					Consumer Price
					Index-Urban
					(CPI-U)

	1,210,000	—	7/29/11	(0.76%)	USA Non Revised	4,840
					Consumer Price
					Index-Urban
					(CPI-U)

	1,210,000	—	7/30/11	(0.73%)	USA Non Revised	5,239
					Consumer Price
					Index-Urban
					(CPI-U)

baskets	448,615	—	10/14/11	(1 month USD-	A basket	508,296
				LIBOR-BBA)	(GSCBPCSL)
					of common stocks

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
baskets	485,030	$—	10/14/11	(1 month USD-	A basket	$(458,415)
				LIBOR-BBA)	(GSCBPINS)
					of common stocks

	$2,666,576	—	1/12/39	5.50% (1 month	Synthetic TRS	36,861
				USD-LIBOR)	Index 5.50% 30
					year Fannie Mae
					pools

baskets	4,308	—	11/24/10	(3 month USD-	A basket	481,267
				LIBOR-BBA plus	(GSPMTGCC)
				85 bp)	of common stocks

JPMorgan Chase Bank, N.A.
EUR	675,000 F	—	8/10/12	(1.435%)	Eurostat Eurozone	2,235
					HICP excluding
					tobacco

UBS, AG
shares	135,484	—	3/4/11	3 month USD-	iShares MSCI	637,519
				LIBOR-BBA	Emerging Markets
				minus .05%	Index

Total						$2,055,522

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities’ valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/10

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(3,383)	$380,000	12/20/19	(100 bp)	$30,385

Deutsche Bank AG
DJ CDX NA IG Series
15 Version 1 Index	BBB+	198,754	62,200,000	12/20/15	100 bp	443,891

Total						$474,276

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2010.

700 Fund

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $144,341,068)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	11/22/10	$1,658,525	$1,637,341	$21,184

	Brazilian Real	Buy	11/22/10	213,139	217,068	(3,929)

	Canadian Dollar	Sell	11/22/10	1,647,778	1,652,793	5,015

	Chilean Peso	Buy	11/22/10	338,769	342,959	(4,190)

	Czech Koruna	Sell	11/22/10	649,792	651,419	1,627

	Euro	Sell	11/22/10	175,741	173,313	(2,428)

	Japanese Yen	Sell	11/22/10	123,683	122,982	(701)

	Mexican Peso	Buy	11/22/10	651,737	650,879	858

	Norwegian Krone	Buy	11/22/10	49,932	50,247	(315)

	Singapore Dollar	Sell	11/22/10	958,359	948,914	(9,445)

	South Korean Won	Buy	11/22/10	330,493	333,602	(3,109)

	Swedish Krona	Sell	11/22/10	1,694,377	1,690,576	(3,801)

	Swiss Franc	Sell	11/22/10	1,482,447	1,501,501	19,054

	Taiwan Dollar	Buy	11/22/10	1,487	1,492	(5)

	Turkish Lira	Buy	11/22/10	965,702	972,886	(7,184)

Barclays Bank PLC

	Australian Dollar	Buy	11/22/10	1,428,766	1,409,083	19,683

	Brazilian Real	Buy	11/22/10	406,715	411,643	(4,928)

	British Pound	Sell	11/22/10	1,561,089	1,532,131	(28,958)

	Canadian Dollar	Sell	11/22/10	1,504,046	1,497,074	(6,972)

	Chilean Peso	Buy	11/22/10	19,051	19,277	(226)

	Czech Koruna	Sell	11/22/10	974,279	983,798	9,519

	Euro	Sell	11/22/10	726,722	730,044	3,322

	Hungarian Forint	Buy	11/22/10	331,768	331,299	469

	Japanese Yen	Buy	11/22/10	2,607	2,517	90

	Mexican Peso	Buy	11/22/10	331,149	327,721	3,428

	New Zealand Dollar	Sell	11/22/10	621,636	615,498	(6,138)

	Norwegian Krone	Sell	11/22/10	109,564	109,093	(471)

	Polish Zloty	Buy	11/22/10	1,004,652	1,007,669	(3,017)

	Singapore Dollar	Sell	11/22/10	1,247,072	1,234,781	(12,291)

	South Korean Won	Buy	11/22/10	324,453	326,948	(2,495)

	Swedish Krona	Buy	11/22/10	1,766,671	1,783,242	(16,571)

	Swiss Franc	Sell	11/22/10	1,489,552	1,509,675	20,123

	Taiwan Dollar	Sell	11/22/10	2,568	2,569	1

	Turkish Lira	Buy	11/22/10	946,369	952,274	(5,905)

Citibank, N.A.

	Australian Dollar	Buy	11/22/10	1,671,029	1,648,334	22,695

	Brazilian Real	Buy	11/22/10	651,737	662,649	(10,912)

	British Pound	Sell	11/22/10	1,547,796	1,531,502	(16,294)

	Canadian Dollar	Sell	11/22/10	1,560,481	1,555,766	(4,715)

	Chilean Peso	Buy	11/22/10	11,901	12,047	(146)

	Czech Koruna	Sell	11/22/10	523,316	525,251	1,935

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $144,341,068) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Euro	Sell	11/22/10	$18,755	$18,507	$(248)

	Hungarian Forint	Buy	11/22/10	339,811	342,291	(2,480)

	Mexican Peso	Buy	11/22/10	366,054	365,276	778

	Norwegian Krone	Buy	11/22/10	1,597,496	1,607,195	(9,699)

	Polish Zloty	Buy	11/22/10	546,405	547,528	(1,123)

	Singapore Dollar	Sell	11/22/10	810,604	802,972	(7,632)

	South African Rand	Sell	11/22/10	642,203	652,193	9,990

	South Korean Won	Buy	11/22/10	677,276	680,107	(2,831)

	Swedish Krona	Buy	11/22/10	59,568	59,468	100

	Swiss Franc	Sell	11/22/10	1,687,570	1,710,676	23,106

	Taiwan Dollar	Buy	11/22/10	8,233	8,261	(28)

	Turkish Lira	Buy	11/22/10	942,961	950,042	(7,081)

Credit Suisse AG

	Australian Dollar	Buy	11/22/10	846,065	834,635	11,430

	British Pound	Sell	11/22/10	1,456,024	1,429,196	(26,828)

	Canadian Dollar	Sell	11/22/10	1,615,054	1,612,537	(2,517)

	Euro	Buy	11/22/10	4,852,824	4,811,504	41,320

	Japanese Yen	Sell	11/22/10	110,419	107,007	(3,412)

	Norwegian Krone	Buy	11/22/10	1,507,605	1,516,927	(9,322)

	South African Rand	Buy	11/22/10	4,638	4,643	(5)

	Swedish Krona	Sell	11/22/10	1,605,435	1,602,335	(3,100)

	Swiss Franc	Sell	11/22/10	1,538,066	1,553,460	15,394

	Turkish Lira	Buy	11/22/10	946,299	953,172	(6,873)

Deutsche Bank AG

	Australian Dollar	Buy	11/22/10	3,314,412	3,268,448	45,964

	Brazilian Real	Sell	11/22/10	90,161	90,523	362

	Czech Koruna	Sell	11/22/10	677,471	679,994	2,523

	Euro	Buy	11/22/10	1,141,277	1,136,627	4,650

	Hungarian Forint	Buy	11/22/10	332,161	334,560	(2,399)

	Malaysian Ringgit	Buy	11/22/10	336,825	335,701	1,124

	Mexican Peso	Buy	11/22/10	327,056	325,713	1,343

	New Zealand Dollar	Sell	11/22/10	339,426	336,124	(3,302)

	Norwegian Krone	Buy	11/22/10	39,125	39,393	(268)

	Polish Zloty	Buy	11/22/10	675,063	676,285	(1,222)

	Singapore Dollar	Sell	11/22/10	641,223	635,215	(6,008)

	South Korean Won	Buy	11/22/10	337,404	336,904	500

	Swedish Krona	Sell	11/22/10	1,656,560	1,653,164	(3,396)

	Swiss Franc	Sell	11/22/10	1,635,198	1,657,954	22,756

	Taiwan Dollar	Sell	11/22/10	523	522	(1)

	Turkish Lira	Buy	11/22/10	1,309,811	1,316,787	(6,976)

Goldman Sachs International

	Australian Dollar	Buy	11/22/10	1,620,134	1,598,131	22,003

	Canadian Dollar	Sell	11/22/10	1,502,576	1,498,637	(3,939)

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $144,341,068) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Chilean Peso	Buy	11/22/10	$16,705	$16,937	$(232)

	Euro	Buy	11/22/10	403,024	403,831	(807)

	Hungarian Forint	Sell	11/22/10	8,349	8,357	8

	Norwegian Krone	Sell	11/22/10	22,039	22,225	186

	Polish Zloty	Buy	11/22/10	1,004,163	1,005,524	(1,361)

	South African Rand	Sell	11/22/10	338,196	341,862	3,666

	Swedish Krona	Buy	11/22/10	26,912	26,856	56

	Swiss Franc	Sell	11/22/10	1,572,372	1,593,622	21,250

HSBC Bank USA, National Association

	Australian Dollar	Buy	11/22/10	1,635,178	1,612,953	22,225

	British Pound	Sell	11/22/10	1,719,328	1,681,702	(37,626)

	Euro	Buy	11/22/10	3,334,502	3,286,460	48,042

	Norwegian Krone	Buy	11/22/10	1,714,413	1,724,983	(10,570)

	Singapore Dollar	Sell	11/22/10	1,137,086	1,126,396	(10,690)

	South Korean Won	Buy	11/22/10	338,917	341,707	(2,790)

	Swiss Franc	Sell	11/22/10	3,218,430	3,260,782	42,352

	Taiwan Dollar	Sell	11/22/10	333,094	332,206	(888)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	11/22/10	3,328,186	3,283,070	45,116

	Brazilian Real	Buy	11/22/10	537,985	545,632	(7,647)

	British Pound	Buy	11/22/10	87,288	86,377	911

	Canadian Dollar	Sell	11/22/10	1,666,198	1,674,190	7,992

	Chilean Peso	Buy	11/22/10	323,411	327,262	(3,851)

	Czech Koruna	Sell	11/22/10	329,913	331,527	1,614

	Euro	Buy	11/22/10	1,235,191	1,218,805	16,386

	Hungarian Forint	Buy	11/22/10	327,911	328,991	(1,080)

	Japanese Yen	Sell	11/22/10	13,536	13,392	(144)

	Malaysian Ringgit	Buy	11/22/10	563,461	567,184	(3,723)

	Mexican Peso	Buy	11/22/10	160,484	159,925	559

	New Zealand Dollar	Sell	11/22/10	635,085	628,731	(6,354)

	Norwegian Krone	Buy	11/22/10	1,533,286	1,543,030	(9,744)

	Polish Zloty	Buy	11/22/10	793,247	795,574	(2,327)

	Singapore Dollar	Sell	11/22/10	1,264,914	1,253,070	(11,844)

	South African Rand	Sell	11/22/10	11,539	11,453	(86)

	South Korean Won	Buy	11/22/10	662,378	667,471	(5,093)

	Swedish Krona	Buy	11/22/10	86,690	88,712	(2,022)

	Swiss Franc	Sell	11/22/10	1,387,447	1,405,981	18,534

	Taiwan Dollar	Buy	11/22/10	725	731	(6)

	Turkish Lira	Buy	11/22/10	598,505	603,252	(4,747)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	11/22/10	3,292,628	3,243,461	49,167

	British Pound	Sell	11/22/10	100,581	99,540	(1,041)

	Canadian Dollar	Sell	11/22/10	1,416,552	1,412,204	(4,348)

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $144,341,068) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Czech Koruna	Sell	11/22/10	$668,000	$670,610	$2,610

	Euro	Buy	11/22/10	2,554,849	2,554,538	311

	Hungarian Forint	Buy	11/22/10	319,747	319,030	717

	Japanese Yen	Sell	11/22/10	2,240	2,217	(23)

	Norwegian Krone	Buy	11/22/10	1,494,212	1,503,293	(9,081)

	Polish Zloty	Buy	11/22/10	1,343,527	1,346,290	(2,763)

	Swedish Krona	Sell	11/22/10	1,566,096	1,548,041	(18,055)

	Swiss Franc	Sell	11/22/10	681,341	690,901	9,560

	Turkish Lira	Buy	11/22/10	780,574	786,876	(6,302)

State Street Bank and Trust Co.

	Australian Dollar	Buy	11/22/10	3,240,366	3,196,424	43,942

	British Pound	Sell	11/22/10	32,353	32,009	(344)

	Canadian Dollar	Sell	11/22/10	1,447,121	1,442,594	(4,527)

	Euro	Buy	11/22/10	2,589,997	2,589,488	509

	Hungarian Forint	Buy	11/22/10	344,398	333,727	10,671

	Japanese Yen	Buy	11/22/10	51,468	49,675	1,793

	Malaysian Ringgit	Buy	11/22/10	729,691	733,249	(3,558)

	Mexican Peso	Sell	11/22/10	6,193	6,115	(78)

	Norwegian Krone	Sell	11/22/10	60,483	60,858	375

	Polish Zloty	Buy	11/22/10	1,025,391	1,027,643	(2,252)

	Swedish Krona	Sell	11/22/10	1,644,819	1,641,325	(3,494)

	Swiss Franc	Sell	11/22/10	941,069	941,970	901

	Taiwan Dollar	Buy	11/22/10	1,013	1,017	(4)

UBS AG

	Australian Dollar	Buy	11/22/10	3,345,574	3,300,925	44,649

	British Pound	Buy	11/22/10	73,194	72,424	770

	Canadian Dollar	Sell	11/22/10	2,514,385	2,517,662	3,277

	Czech Koruna	Sell	11/22/10	641,337	643,579	2,242

	Euro	Buy	11/22/10	2,898,830	2,889,289	9,541

	Japanese Yen	Sell	11/22/10	1,716,344	1,714,571	(1,773)

	Mexican Peso	Sell	11/22/10	2,858	2,822	(36)

	Norwegian Krone	Buy	11/22/10	950,390	955,923	(5,533)

	South African Rand	Sell	11/22/10	23,761	24,228	467

	Swedish Krona	Buy	11/22/10	102,771	103,286	(515)

	Swiss Franc	Sell	11/22/10	1,485,898	1,505,786	19,888

Westpac Banking Corp.

	Australian Dollar	Sell	11/22/10	26,962	26,582	(380)

	British Pound	Sell	11/22/10	83,444	81,897	(1,547)

	Canadian Dollar	Buy	11/22/10	12,345	12,309	36

	Euro	Sell	11/22/10	47,513	47,501	(12)

	Japanese Yen	Sell	11/22/10	119,569	115,428	(4,141)

	New Zealand Dollar	Sell	11/22/10	323,545	320,270	(3,275)

	Norwegian Krone	Sell	11/22/10	29,186	29,829	643

	Swedish Krona	Sell	11/22/10	42,204	42,147	(57)

	Swiss Franc	Sell	11/22/10	1,598,050	1,620,281	22,231

Total						$322,936

FUTURES CONTRACTS OUTSTANDING at 10/31/10

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	36	$6,464,808	Dec-10	$3,339

Euro-Schatz 2 yr (Long)	190	28,732,412	Dec-10	(768)

S&P 500 Index E-Mini (Long)	72	4,247,100	Dec-10	170,856

S&P 500 Index E-Mini (Short)	486	28,667,925	Dec-10	(869,579)

U.K. Gilt 10 yr (Long)	80	15,808,337	Dec-10	(138,696)

U.S. Treasury Bond 20 yr (Long)	13	1,702,188	Dec-10	11,351

U.S. Treasury Bond 30 yr (Long)	630	84,951,563	Dec-10	(3,433,604)

U.S. Treasury Note 10 yr (Short)	759	95,847,469	Dec-10	340,558

Total				$(3,916,543)

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $16,019,986)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	$6,924,000	Aug-11/4.49	$918,330

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	4,943,000	Aug-11/4.475	18,685

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	4,943,000	Aug-11/4.475	648,620

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	3,462,000	Aug-11/4.55	11,494

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	6,924,000	Aug-11/4.49	25,203

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	3,462,000	Aug-11/4.55	476,440

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	1,711,000	Aug-11/4.70	4,124

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	1,711,000	Aug-11/4.70	258,378

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.5475% versus the three
month USD-LIBOR-BBA maturing July 26, 2021.	3,407,000	Jul-11/4.5475	9,063

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	6,814,000	Jul-11/4.52	19,011

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $16,019,986) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	$3,407,000	Jul-11/4.5475	$476,026

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	6,814,000	Jul-11/4.52	936,312

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	6,636,700	Aug-15/4.375	780,144

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 17, 2022.	24,852,200	Jan-12/4.80	152,841

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 17, 2022.	24,852,200	Jan-12/4.80	3,603,320

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	6,636,700	Aug-15/4.375	784,723

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	6,636,700	Aug-15/4.46	737,006

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	6,636,700	Aug-15/4.46	829,787

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	14,911,320	Jan-12/4.72	102,143

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	26,918,400	Sep-15/4.04	1,388,182

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	26,918,400	Sep-15/4.04	2,083,215

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	2,461,160	Feb-15/5.36	82,301

Option on an interest rate swap with Barclays Bank PLC for
the obligation to pay a fixed rate of 5.36% versus the three
month USD-LIBOR-BBA maturing February 13, 2025.	2,461,160	Feb-15/5.36	289,506

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	5,007,860	Feb-15/5.27	147,699

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $16,019,986) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	$5,007,860	Feb-15/5.27	$563,134

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	4,527,700	Apr-12/4.8675	37,806

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	4,527,700	Apr-12/4.8675	649,499

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	14,911,320	Jan-12/4.72	2,065,069

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	3,400,200	Mar-11/4.7375	646

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	3,400,200	Mar-11/4.665	714

Total			$18,099,421

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
AUD	2,440,000	$—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	$(9,728)

AUD	1,100,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	7,589

AUD	1,120,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	(663)

AUD	2,450,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	6,785

CAD	1,830,000	—	9/21/20	3.1025%	3 month CAD-
					BA-CDOR	(29,409)

AUD	3,490,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	4,060

AUD	1,800,000	—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	6,714

EUR	1,780,000 E	—	10/29/40	2.435%	6 month EUR-
					EURIBOR-
					REUTERS	(12,244)

	$76,934,100	(14,750)	6/4/12	1.24%	3 month USD-
					LIBOR-BBA	(1,352,325)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
GBP	6,420,000	$—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	$73,097

GBP	3,760,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(192,636)

	$42,761,800	(1,820)	7/23/12	0.80%	3 month USD-
					LIBOR-BBA	(346,980)

	70,307,900	42,065	7/23/15	1.90%	3 month USD-
					LIBOR-BBA	(2,185,018)

Barclays Bank PLC
AUD	1,140,000 E	—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	33,299

AUD	1,450,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	(3,841)

	$2,108,100 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(263,196)

	1,292,900	(29,575)	9/21/20	3 month USD-
				LIBOR-BBA	3.95%	123,513

	784,400	20,591	9/28/20	4.02%	3 month USD-
					LIBOR-BBA	(76,622)

	13,053,500	(18,574)	10/22/15	3 month USD-
				LIBOR-BBA	1.35%	(58,813)

	14,527,200	—	10/29/20	3 month USD-
				LIBOR-BBA	2.76%	93,836

AUD	1,230,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	(5,794)

AUD	3,600,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	5,032

	$9,003,500	100,331	10/28/30	3 month USD-
				LIBOR-BBA	3.38%	(17,439)

GBP	2,490,000	—	8/24/20	2.9525%	6 month GBP-
					LIBOR-BBA	51,832

GBP	2,490,000	—	8/25/20	2.898%	6 month GBP-
					LIBOR-BBA	71,437

AUD	3,000,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(55,766)

	$2,000,000	—	8/27/40	3 month USD-
				LIBOR-BBA	3.21625%	(152,458)

Citibank, N.A.
GBP	24,060,000	—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	193,865

GBP	19,260,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	(749,543)

GBP	5,700,000	—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	261,626

	$46,603,400	22,838	7/9/12	0.96%	3 month USD-
					LIBOR-BBA	(509,656)

	60,664,200	11,622	7/9/20	3 month USD-
				LIBOR-BBA	3.01%	2,537,306

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$11,018,700	$—	8/9/20	3 month USD-
				LIBOR-BBA	2.89875%	$298,244

	4,738,000	—	9/1/20	3 month USD-
				LIBOR-BBA	2.557%	(28,908)

	6,125,000	—	9/1/12	0.67375%	3 month USD-
					LIBOR-BBA	(26,153)

	42,082,300	—	9/24/12	3 month USD-
				LIBOR-BBA	0.6175%	120,322

	32,322,200	—	9/24/20	2.5875%	3 month USD-
					LIBOR-BBA	184,433

Credit Suisse International
CHF	3,550,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	(32,758)

	$4,700,000	—	9/27/12	0.6125%	3 month USD-
					LIBOR-BBA	(12,771)

	4,500,000	—	9/27/20	3 month USD-
				LIBOR-BBA	2.53875%	(47,221)

	15,628,900	—	10/5/20	3 month USD-
				LIBOR-BBA	2.61125%	(73,176)

	35,753,400	—	10/7/40	3.377%	3 month USD-
					LIBOR-BBA	1,764,075

	1,939,400	(1,910)	10/27/14	3 month USD-
				LIBOR-BBA	1.06%	(1,410)

CHF	11,240,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(55,540)

CHF	11,240,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(58,191)

CHF	11,240,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(48,278)

GBP	4,840,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	(175,444)

GBP	2,670,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	121,335

Deutsche Bank AG
	$78,788,600	(49,573)	7/27/12	0.78%	3 month USD-
					LIBOR-BBA	(648,887)

	56,941,800	133,392	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	2,030,499

Goldman Sachs International
AUD	547,500 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	13,987

AUD	1,790,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	46,185

	$40,937,500	—	7/20/20	3 month USD-
				LIBOR-BBA	2.96375%	1,482,699

	32,475,100	—	7/20/40	3.7275%	3 month USD-
					LIBOR-BBA	(825,236)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$45,526,100	$(5,068)	10/1/12	0.59%	3 month USD-
					LIBOR-BBA	$(106,225)

	1,695,900	(418)	10/1/13	0.84%	3 month USD-
					LIBOR-BBA	(7,761)

GBP	2,500,000	—	10/5/20	3.0575%	6 month GBP-
					LIBOR-BBA	30,168

EUR	1,780,000 E	—	10/28/40	2.39%	6 month EUR-
					EURIBOR-
					REUTERS	(6,926)

CHF	12,180,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(48,072)

	$14,792,400	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	260,327

	4,489,400	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	(58,813)

AUD	2,440,000	—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	(8,936)

AUD	1,100,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	7,276

AUD	1,050,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	27,514

	$51,668,500	(121,057)	6/16/15	2.33%	3 month USD-
					LIBOR-BBA	(2,988,377)

JPMorgan Chase Bank, N.A.
AUD	1,230,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	(9,588)

AUD	922,500	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(8,713)

	$2,108,100 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(249,747)

	16,394,100	749,210	10/14/20	4.02%	3 month USD-
					LIBOR-BBA	(1,252,736)

	32,475,100	—	7/20/40	3.7225%	3 month USD-
					LIBOR-BBA	(794,254)

AUD	320,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	9,332

	$70,588,800	3,444	5/20/12	1.12%	3 month USD-
					LIBOR-BBA	(1,054,566)

JPY	550,920,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(76,556)

AUD	922,500	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(4,519)

	$23,489,900	—	8/12/15	1.7325%	3 month USD-
					LIBOR-BBA	(491,099)

AUD	2,950,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	47,638

	$9,877,300	—	9/7/14	3 month USD-
				LIBOR-BBA	1.3375%	139,160

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$6,295,300	$—	10/25/40	3.5275%	3 month USD-
					LIBOR-BBA	$141,822

	24,100,000	—	10/28/20	3 month USD-
				LIBOR-BBA	2.72175%	71,210

JPY	549,390,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	41,849

CAD	1,830,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(29,809)

	$36,880,000	—	10/5/12	0.62125%	3 month USD-
					LIBOR-BBA	(92,763)

JPY	22,600,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	2,730

JPY	30,400,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(581)

	$5,543,400	(20,428)	7/16/40	3 month USD-
				LIBOR-BBA	3.88%	284,039

	20,611,100	(729,634)	10/20/40	3 month USD-
				LIBOR-BBA	3.7575%	(288,313)

	40,937,500	—	7/20/20	3 month USD-
				LIBOR-BBA	2.966%	1,491,145

Total						$(3,548,478)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$14,286,446	$—	1/12/38	(6.50%) 1 month	Synthetic TRS	$(180,414)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

13,854,352	—	1/12/39	5.50% (1 month	Synthetic TRS	191,515
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

13,854,352	—	1/12/39	5.50% (1 month	Synthetic TRS	191,515
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

14,286,446	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(180,414)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$4,386,718	$—	1/12/39	5.50% (1 month	Synthetic TRS	$60,640
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

Citibank, N.A.
baskets	339,032	—	10/14/11	3 month USD-	A basket	(774,590)
				LIBOR-BBA	(CGPUTSB1)
				minus 0.5%	of common stocks

shares	364,429	—	10/17/11	(3 month USD-	iShares MSCI	(216,884)
				LIBOR-BBA	Emerging Markets
				minus 0.075%)	Index

baskets	341,591	—	10/31/11	(3 month USD-	A basket	—
				LIBOR-BBA)	(CGPUTLB2)
					of common stocks

GBP	3,000,000 F	—	5/18/13	(3.38%)	GBP Non-revised	(18,342)
					UK Retail Price
					Index

Credit Suisse International
units	626	—	7/12/11	(3 month USD-	The Middle East	14,241
				LIBOR-BBA)	Custom Basket
					Index currently
					sponsored by
					Credit Suisse
					(ticker CSGCCPUT)

units	387	—	7/12/11	(3 month USD-	The Middle East	7,145
				LIBOR-BBA)	Custom Basket
					Index currently
					sponsored by
					Credit Suisse
					(ticker CSGCCPUT3)

units	596	—	7/12/11	(3 month USD-	The Middle East	11,924
				LIBOR-BBA)	Custom Basket
					Index currently
					sponsored by
					Credit Suisse
					(ticker CSGCCPUT2)

shares	256,937	—	8/22/11	(3 month USD-	iShares MSCI	1,345,175
				LIBOR-BBA)	Emerging Markets
					Index

Goldman Sachs International
	$1,500,000	—	7/28/11	(0.685%)	USA Non Revised	7,065
					Consumer Price
					Index- Urban
					(CPI-U)

	1,500,000	—	7/29/11	(0.76%)	USA Non Revised	6,000
					Consumer Price
					Index- Urban
					(CPI-U)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$1,500,000	$—	7/30/11	(0.73%)	USA Non Revised	$6,495
					Consumer Price
					Index- Urban
					(CPI-U)

baskets	509,443	—	10/14/11	(1 month USD-	A basket	577,216
				LIBOR-BBA)	(GSCBPCSL)
					of common stocks

baskets	550,795	—	10/14/11	(1 month USD-	A basket	(520,571)
				LIBOR-BBA)	(GSCBPINS)
					of common stocks

baskets	3,363	—	11/24/10	(3 month USD-	A basket	375,696
				LIBOR-BBA	(GSPMTGCC)
				plus 85 bp)	of common stocks

JPMorgan Chase Bank, N.A.
EUR	735,000 F	—	8/10/12	(1.435%)	Eurostat Eurozone	2,433
					HICP excluding
					tobacco

UBS, AG
shares	130,053	—	3/4/11	3 month USD-	iShares MSCI	611,964
				LIBOR-BBA	Emerging Markets
				minus .05%	Index

Total						$1,517,809

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities’ valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/10

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(4,006)	$450,000	12/20/19 (100 bp)		$35,983

Deutsche Bank AG
DJ CDX NA IG Series
15 Version 1 Index	BBB+	123,981	38,800,000	12/20/15 100 bp		276,897

Total						$312,880

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the funds’ investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

500 Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,214,353	$—	$—

Capital goods	6,470,611	—	—

Communication services	3,398,368	—	—

Conglomerates	458,344	—	—

Consumer cyclicals	9,944,763	—	—

Consumer staples	12,295,450	—	—

Energy	8,820,156	—	—

Financials	14,387,624	—	—

Health care	10,310,129	—	—

Technology	14,997,237	—	—

Transportation	1,684,606	—	—

Utilities and power	3,972,612	—	—

Total common stocks	88,954,253	—	—

Asset-backed securities	—	43,945,142	—

Commodity linked notes	—	21,759,376	—

Convertible bonds and notes	—	643,344	—

Corporate bonds and notes	—	111,742,161	—

Foreign government bonds and notes	—	6,566,062	—

Mortgage-backed securities	—	180,996,051	1,445,312

Purchased options outstanding	—	5,225,872	—

Senior loans	—	16,231,991	—

U.S. Government Agency Obligations	—	2,712,840	—

U.S. Government and Agency Mortgage Obligations	—	26,110,078	—

U.S. Treasury Obligations	—	312,190	—

Short-term investments	56,247,819	138,765,899	—

Totals by level	$145,202,072	$555,011,006	$1,445,312

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$235,821	$—

Futures contracts	(3,329,723)	—	—

Written options	—	(16,351,966)	—

Interest rate swap contracts	—	(5,837,812)	—

Total return swap contracts	—	2,055,522	—

Credit default contracts	—	278,905	—

Totals by level	$(3,329,723)	$(19,619,530)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

700 Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,156,591	$—	$—

Capital goods	6,301,959	—	—

Communication services	3,309,803	—	—

Conglomerates	446,399	—	—

Consumer cyclicals	9,685,683	—	—

Consumer staples	11,975,079	—	—

Energy	8,590,373	—	—

Financials	14,012,783	—	—

Health care	10,041,640	—	—

Technology	14,575,741	—	—

Transportation	1,640,581	—	—

Utilities and power	3,869,105	—	—

Total common stocks	86,605,737	—	—

Asset-backed securities	—	45,532,807	—

Commodity linked notes	—	18,910,529	—

Convertible bonds and notes	—	746,313	—

Corporate bonds and notes	—	105,354,865	—

Foreign government bonds and notes	—	6,048,839	—

Mortgage-backed securities	—	168,960,703	1,782,445

Purchased options outstanding	—	5,942,107	—

Senior loans	—	17,396,626	—

U.S. Government Agency Obligations	—	2,109,987	—

U.S. Government Agency Mortgage Obligations	—	24,141,016	—

U.S. Treasury Obligations	—	52,032	—

Short-term investments	38,713,801	81,024,941	—

Totals by level	$125,319,538	$476,220,765	$1,782,445

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$322,936	$—

Futures contracts	(3,916,543)	—	—

Written options	—	(18,099,421)	—

Interest rate swap contracts	—	(3,639,164)	—

Total return swap contracts	—	1,517,809	—

Credit default contracts	—	192,905	—

Totals by level	$(3,916,543)	$(19,704,935)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/10

Putnam Absolute Return 500 Fund

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $634,722,759)	$645,410,571
Affiliated issuers (identified cost $56,247,819) (Notes 1 and 7)	56,247,819

Cash	12,061,460

Dividends, interest and other receivables	4,154,775

Receivable for shares of the fund sold	3,668,791

Receivable for investments sold	8,609,630

Unrealized appreciation on swap contracts (Note 1)	14,511,992

Receivable for variation margin (Note 1)	571,728

Unrealized appreciation on forward currency contracts (Note 1)	601,296

Premium paid on swap contracts (Note 1)	852,413

Total assets	746,690,475

LIABILITIES

Payable for investments purchased	32,986,486

Payable for purchases of delayed delivery securities (Note 1)	26,019,750

Payable for shares of the fund repurchased	1,584,286

Payable for compensation of Manager (Note 2)	429,474

Payable for investor servicing fees (Note 2)	184,336

Payable for custodian fees (Note 2)	32,779

Payable for Trustee compensation and expenses (Note 2)	822

Payable for administrative services (Note 2)	2,420

Payable for distribution fees (Note 2)	210,860

Unrealized depreciation on forward currency contracts (Note 1)	365,475

Written options outstanding, at value (premiums received $14,724,935) (Notes 1 and 3)	16,351,966

Premium received on swap contracts (Note 1)	1,453,990

Unrealized depreciation on swap contracts (Note 1)	17,413,800

Collateral on certain derivative contracts, at value (Note 1)	312,190

Other accrued expenses	88,194

Total liabilities	97,436,828

Net assets	$649,253,647

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$634,080,582

Undistributed net investment income (Note 1)	9,333,510

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	2,780,795

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,058,760

Total — Representing net assets applicable to capital shares outstanding	$649,253,647

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($325,723,076 divided by 29,810,835 shares)	$10.93

Offering price per class A share (100/94.25 of $10.93)*	$11.60

Net asset value and offering price per class B share ($27,263,340 divided by 2,521,370 shares)**	$10.81

Net asset value and offering price per class C share ($136,725,163 divided by 12,654,557 shares)**	$10.80

Net asset value and redemption price per class M share ($6,270,395 divided by 578,556 shares)	$10.84

Offering price per class M share (100/96.50 of $10.84)*	$11.23

Net asset value, offering price and redemption price per class R share
($979,494 divided by 90,066 shares)	$10.88

Net asset value, offering price and redemption price per class Y share
($152,292,179 divided by 13,883,998 shares)	$10.97

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/10

Putnam Absolute Return 500 Fund

INVESTMENT INCOME

Interest (including interest income of $102,259 from investments in affiliated issuers) (Note 7)	$18,216,043

Dividends (net of foreign tax of $825)	1,158,752

Total investment income	19,374,795

EXPENSES

Compensation of Manager (Note 2)	3,532,405

Investor servicing fees (Note 2)	1,697,431

Custodian fees (Note 2)	57,214

Trustee compensation and expenses (Note 2)	29,123

Administrative services (Note 2)	21,175

Distribution fees — Class A (Note 2)	572,599

Distribution fees — Class B (Note 2)	201,646

Distribution fees — Class C (Note 2)	959,602

Distribution fees — Class M (Note 2)	35,022

Distribution fees — Class R (Note 2)	3,409

Amortization of offering costs (Note 1)	17,942

Other	330,461

Fees waived and reimbursed by Manager (Note 2)	(69,222)

Total expenses	7,388,807

Expense reduction (Note 2)	(2,953)

Net expenses	7,385,854

Net investment income	11,988,941

Net realized gain on investments (Notes 1 and 3)	9,908,036

Net realized loss on swap contracts (Note 1)	(10,357,684)

Net realized loss on futures contracts (Note 1)	(2,998,267)

Net realized gain on foreign currency transactions (Note 1)	1,648,884

Net realized gain on written options (Notes 1 and 3)	2,315,177

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	228,579

Net unrealized depreciation of investments, futures contracts, swap contracts,
and written options during the year	(1,602,674)

Net loss on investments	(857,949)

Net increase in net assets resulting from operations	$11,130,992

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Absolute Return 500 Fund

INCREASE IN NET ASSETS		For the
		period 12/23/08
		(commencement of
	Year ended	operations)
	10/31/10	to 10/31/09

Operations:
Net investment income	$11,988,941	$1,908,274

Net realized gain on investments and foreign currency transactions	516,146	2,837,403

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(1,374,095)	4,432,855

Net increase in net assets resulting from operations	11,130,992	9,178,532

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,493,271)	—

Class B	(99,701)	—

Class C	(450,322)	—

Class M	(27,344)	—

Class R	(4,668)	—

Class Y	(952,423)	—

Net realized short-term gain on investments

Class A	(540,984)	—

Class B	(54,902)	—

Class C	(211,344)	—

Class M	(11,407)	—

Class R	(1,706)	—

Class Y	(309,725)	—

From net realized long-term gain on investments
Class A	(471,559)	—

Class B	(47,856)	—

Class C	(184,223)	—

Class M	(9,944)	—

Class R	(1,487)	—

Class Y	(269,978)	—

Redemption fees (Note 1)	3,809	1,476

Increase from capital share transactions (Note 4)	402,883,119	221,198,563

Total increase in net assets	408,875,076	230,378,571

NET ASSETS

Beginning of year (Note 6)	240,378,571	10,000,000

End of year (including undistributed net investment income
of $9,333,510 and $2,876,711, respectively)	$649,253,647	$240,378,571

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

Putnam Absolute Return 500 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	(%)

Class A
October 31, 2010	$10.78	.30	.04	.34	(.11)	(.08)	(.19)	—	$10.93	3.19	$325,723	1.47	2.73	240.11
October 31, 2009†	10.00	.21	.57	.78	—	—	—	—	10.78	7.80*	115,989	1.28*	1.96*	63.10*

Class B
October 31, 2010	$10.71	.21	.05	.26	(.08)	(.08)	(.16)	—	$10.81	2.37	$27,263	2.22	1.97	240.11
October 31, 2009†	10.00	.16	.55	.71	—	—	—	—	10.71	7.10*	12,283	1.92*	1.48*	63.10*

Class C
October 31, 2010	$10.72	.21	.04	.25	(.09)	(.08)	(.17)	—	$10.80	2.30	$136,725	2.22	1.98	240.11
October 31, 2009†	10.00	.17	.55	.72	—	—	—	—	10.72	7.20*	42,453	1.92*	1.59*	63.10*

Class M
October 31, 2010	$10.73	.24	.05	.29	(.10)	(.08)	(.18)	—	$10.84	2.69	$6,270	1.97	2.22	240.11
October 31, 2009†	10.00	.20	.53	.73	—	—	—	—	10.73	7.30*	2,164	1.71*	1.83*	63.10*

Class R
October 31, 2010	$10.76	.27	.04	.31	(.11)	(.08)	(.19)	—	$10.88	2.91	$979	1.72	2.47	240.11
October 31, 2009†	10.00	.22	.54	.76	—	—	—	—	10.76	7.60*	239	1.49*	2.01*	63.10*

Class Y
October 31, 2010	$10.81	.32	.05	.37	(.13)	(.08)	(.21)	—	$10.97	3.40	$152,292	1.22	2.97	240.11
October 31, 2009†	10.00	.27	.54	.81	—	—	—	—	10.81	8.10*	67,250	1.06*	2.45*	63.10*

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.02% and 0.33% based on average net assets for the periods ended October 31, 2010 and October 31, 2009, respectively (Note 2).

e Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

94	95

Statement of assets and liabilities 10/31/10

Putnam Absolute Return 700 Fund

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $555,300,903)	$566,501,947
Affiliated issuers (identified cost $36,820,801) (Notes 1 and 7)	36,820,801

Cash	16,132,947

Dividends, interest and other receivables	4,490,026

Receivable for shares of the fund sold	3,794,133

Receivable for investments sold	20,644,677

Unrealized appreciation on swap contracts (Note 1)	15,807,884

Receivable for variation margin (Note 1)	509,090

Unrealized appreciation on forward currency contracts (Note 1)	785,543

Premium paid on swap contracts (Note 1)	996,813

Total assets	666,483,861

LIABILITIES

Payable for investments purchased	31,508,433

Payable for purchases of delayed delivery securities (Note 1)	24,017,750

Payable for shares of the fund repurchased	1,011,275

Payable for compensation of Manager (Note 2)	445,152

Payable for investor servicing fees (Note 2)	162,417

Payable for custodian fees (Note 2)	35,171

Payable for Trustee compensation and expenses (Note 2)	704

Payable for administrative services (Note 2)	2,159

Payable for distribution fees (Note 2)	159,104

Unrealized depreciation on forward currency contracts (Note 1)	462,607

Written options outstanding, at value (premiums received $16,019,986) (Notes 1 and 3)	18,099,421

Premium received on swap contracts (Note 1)	1,207,474

Unrealized depreciation on swap contracts (Note 1)	17,525,673

Collateral on certain derivative contracts, at value (Note 1)	1,945,032

Other accrued expenses	79,271

Total liabilities	96,661,643

Net assets	$569,822,218

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$551,292,103

Undistributed net investment income (Note 1)	12,543,670

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	2,188,350

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,798,095

Total — Representing net assets applicable to capital shares outstanding	$569,822,218

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($279,592,354 divided by 24,429,167 shares)	$11.45

Offering price per class A share (100/94.25 of $11.45)*	$12.15

Net asset value and offering price per class B share ($18,375,448 divided by 1,624,096 shares)**	$11.31

Net asset value and offering price per class C share ($98,655,401 divided by 8,722,042 shares)**	$11.31

Net asset value and redemption price per class M share ($3,134,244 divided by 276,803 shares)	$11.32

Offering price per class M share (100/96.50 of $11.32)*	$11.73

Net asset value, offering price and redemption price per class R share
($430,746 divided by 37,894 shares)	$11.37

Net asset value, offering price and redemption price per class Y share
($169,634,025 divided by 14,793,686 shares)	$11.47

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/10

Putnam Absolute Return 700 Fund

INVESTMENT INCOME

Interest (including interest income of $64,213 from investments in affiliated issuers) (Note 7)	$20,803,430

Dividends (net of foreign tax of $76)	1,124,555

Total investment income	21,927,985

EXPENSES

Compensation of Manager (Note 2)	3,745,105

Investor servicing fees (Note 2)	1,479,825

Custodian fees (Note 2)	59,998

Trustee compensation and expenses (Note 2)	24,984

Administrative services (Note 2)	18,508

Distribution fees — Class A (Note 2)	491,429

Distribution fees — Class B (Note 2)	125,361

Distribution fees — Class C (Note 2)	689,613

Distribution fees — Class M (Note 2)	21,288

Distribution fees — Class R (Note 2)	1,352

Amortization of offering costs (Note 1)	17,942

Other	321,376

Fees waived and reimbursed by Manager (Note 2)	(101,907)

Total expenses	6,894,874

Expense reduction (Note 2)	(2,951)

Net expenses	6,891,923

Net investment income	15,036,062

Net realized gain on investments (Notes 1 and 3)	11,355,401

Net realized loss on swap contracts (Note 1)	(12,918,261)

Net realized loss on futures contracts (Note 1)	(2,640,462)

Net realized gain on foreign currency transactions (Note 1)	2,174,597

Net realized gain on written options (Notes 1 and 3)	2,194,355

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	309,892

Net unrealized depreciation of investments, futures contracts, swap contracts,
and written options during the year	(1,486,383)

Net loss on investments	(1,010,861)

Net increase in net assets resulting from operations	$14,025,201

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Absolute Return 700 Fund

INCREASE IN NET ASSETS		For the
		period 12/23/08
		(commencement of
	Year ended	operations)
	10/31/10	to 10/31/09

Operations:
Net investment income	$15,036,062	$2,167,062

Net realized gain on investments and foreign currency transactions	165,630	1,714,040

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(1,176,491)	4,974,586

Net increase in net assets resulting from operations	14,025,201	8,855,688

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,471,077)	—

Class B	(75,012)	—

Class C	(453,940)	—

Class M	(25,425)	—

Class R	(1,562)	—

Class Y	(1,218,841)	—

Net realized short-term gain on investments

Class A	(235,372)	—

Class B	(16,516)	—

Class C	(87,156)	—

Class M	(4,694)	—

Class R	(273)	—

Class Y	(180,569)	—

From net realized long-term gain on investments
Class A	(264,794)	—

Class B	(18,581)	—

Class C	(98,051)	—

Class M	(5,280)	—

Class R	(308)	—

Class Y	(203,140)	—

Redemption fees (Note 1)	2,587	445

Increase from capital share transactions (Note 4)	375,059,866	166,239,022

Total increase in net assets	384,727,063	175,095,155

NET ASSETS

Beginning of year (Note 6)	185,095,155	10,000,000

End of year (including undistributed net investment income
of $12,543,670 and $2,877,387, respectively)	$569,822,218	$185,095,155

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Absolute Return 700 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	(%)

Class A
October 31, 2010	$11.16	.43	.06	.49	(.15)	(.05)	(.20)	—	$11.45	4.44	$279,592	1.63	3.81	244.38
October 31, 2009†	10.00	.33	.83	1.16	—	—	—	—	11.16	11.60*	86,344	1.41*	3.06*	48.15*

Class B
October 31, 2010	$11.08	.34	.05	.39	(.11)	(.05)	(.16)	—	$11.31	3.54	$18,375	2.38	3.05	244.38
October 31, 2009†	10.00	.29	.79	1.08	—	—	—	—	11.08	10.80*	6,613	2.05*	2.71*	48.15*

Class C
October 31, 2010	$11.09	.34	.06	.40	(.13)	(.05)	(.18)	—	$11.31	3.59	$98,655	2.38	3.05	244.38
October 31, 2009†	10.00	.32	.77	1.09	—	—	—	—	11.09	10.90*	29,797	2.05*	2.89*	48.15*

Class M
October 31, 2010	$11.10	.37	.03	.40	(.13)	(.05)	(.18)	—	$11.32	3.64	$3,134	2.13	3.30	244.38
October 31, 2009†	10.00	.33	.77	1.10	—	—	—	—	11.10	11.00*	1,473	1.84*	3.04*	48.15*

Class R
October 31, 2010	$11.12	.40	.04	.44	(.14)	(.05)	(.19)	—	$11.37	3.97	$431	1.88	3.56	244.38
October 31, 2009†	10.00	.32	.80	1.12	—	—	—	—	11.12	11.20*	109	1.62*	2.99*	48.15*

Class Y
October 31, 2010	$11.17	.46	.05	.51	(.16)	(.05)	(.21)	—	$11.47	4.64	$169,634	1.38	4.04	244.38
October 31, 2009†	10.00	.40	.77	1.17	—	—	—	—	11.17	11.70*	60,759	1.19*	3.56*	48.15*

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.03% and 0.46% based on average net assets for the period ended October 31, 2010 and October 31, 2009, respectively (Note 2).

e Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

100	101

Notes to financial statements 10/31/10

Note 1: Significant accounting policies

Putnam Absolute Return 500 and 700 Funds (the funds) are each a diversified series of Putnam Funds Trust (the trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The funds seek to earn a positive total return that exceeds, by a particular amount, the rate of inflation, as reflected by the return of the Bank of America Merrill Lynch U.S. Treasury Bill Index over a reasonable period of time regardless of market conditions or general market direction. The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility and expected returns. The funds will invest primarily in a broadly diversified portfolio reflecting uncorrelated fixed income strategies designed to exploit market inefficiencies across global markets and fixed income sectors. The funds may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the funds are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If a fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the funds enter into contracts that may include agreements to indemnify another party under given circumstances. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the funds. However, the funds’ management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2009 through October 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the funds’ manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the funds will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the funds to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that each fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the funds are informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Each fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Stripped securities Each fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of each fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of each fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. Each fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures contracts Each fund uses futures contracts to gain exposure to interest rates and manage exposure to market risk. The potential risk to the funds is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The funds had an average approximately 1,000 (for both 500 Fund and 700 Fund) futures contracts outstanding for the reporting period.

F) Options contracts Each fund uses options contracts to hedge duration, convexity, and prepayment risk , to gain exposure to interest rates and volatility and to hedge against changes in values of securities it owns, owned or expects to own. The potential risk to the funds is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The funds had an average contract amount of approximately $88,500,000 and $96,100,000 (for 500 Fund and 700 Fund, respectively) on purchased options contracts for the reporting period.

See Note 3 for the volume of written options contracts activity for the reporting period.

G) Forward currency contracts Each fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The funds had an average contract amount of approximately $25,900,000 and $33,600,000 (for 500 Fund and 700 Fund, respectively) on forward currency contracts for the reporting period.

H) Total return swap contracts Each fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The funds had an average notional amount of approximately $96,000,000 and $104,700,000 (for 500 Fund and 700 Fund, respectively) on total return swap contracts for the reporting period.

I) Interest rate swap contracts Each fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rates and gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The funds had an average notional amount of approximately $790,800,000 and $910,800,000 (for 500 Fund and 700 Fund, respectively) on interest rate swap contracts for the reporting period.

J) Credit default contracts Each fund enters into credit default contracts to hedge credit and market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

The funds had an average notional amount of approximately $21,900,000 and $18,900,000 (for 500 Fund and 700 Fund, respectively) on credit default swap contracts for the reporting period.

K) Master agreements Each fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $3,406,687 and $3,500,181 (for 500 Fund and 700 Fund, respectively) at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the 500 Fund had a net liability position of $18,189,705 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $18,278,779.

At the close of the reporting period, the 700 Fund had a net liability position of $18,899,459 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $19,263,279.

L) TBA purchase commitments Each fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Interfund lending Effective July 2010, each fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates.

During the reporting period, the funds did not utilize the program.

P) Line of credit Effective July 2010, the funds participate, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly.

During the reporting period, the funds had no borrowings against these arrangements.

Q) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Each fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the funds’ federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

At October 31, 2010, the 500 Fund had a capital loss carryover of $127,361 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2018.

At October 31, 2010, the 700 Fund had a capital loss carryover of $1,113,078 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2018.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the funds on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

In the 500 Fund these differences include temporary and/or permanent differences of foreign currency gains and losses, unrealized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,504,413 to decrease undistributed net investment income and $6,385 to decrease paid-in-capital, with an increase to accumulated net realized gains of $2,510,798.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$19,843,875
Unrealized depreciation	(9,577,415)

Net unrealized appreciation	10,266,460
Undistributed ordinary income	10,774,749
Capital loss carryforward	(127,361)
Cost for federal income tax purposes	$691,391,930

In the 700 Fund these differences include temporary and/or permanent differences of foreign currency gains and losses, income on swap contracts, unrealized gains and losses on certain futures contracts, realized gains and losses on certain futures contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,123,922 to decrease undistributed net investment income and $9,817 to decrease paid-in-capital, with an increase to accumulated net realized gains of $2,133,739.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$20,792,608
Unrealized depreciation	(10,210,391)

Net unrealized appreciation	10,582,217
Undistributed ordinary income	13,759,714
Capital loss carryforward	(1,113,078)
Cost for federal income tax purposes	$592,740,531

S) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

T) Offering costs The offering costs of $125,939 (for the 500 Fund and the 700 Fund) have been fully amortized on a straight-line basis as of December 23, 2009. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

Prior to February 1, 2010, the funds paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates:

500 Fund: 0.80% of the first $500 million, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% of any excess thereafter.

700 Fund: 0.95% of the first $500 million, 0.85% of the next $500 million, 0.80% of the next $500 million, 0.75% of the next $5 billion, 0.725% of the next $5 billion, 0.705% of the next $5 billion, 0.69% of the next $5 billion and 0.68% of any excess thereafter.

Effective February 1, 2010, the funds pay Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

500 Fund: 0.880% of the first $5 billion, 0.830% of the next $5 billion, 0.780% of the next $10 billion, 0.730% of the next $10 billion, 0.680% of the next $50 billion, 0.660% of the next $50 billion, 0.650% of the next $100 billion and 0.645% of any excess thereafter.

700 Fund: 1.030% of the first $5 billion, 0.980% of the next $5 billion, 0.930% of the next $10 billion, 0.880% of the next $10 billion, 0.830% of the next $50 billion, 0.810% of the next $50 billion, 0.800% of the next $100 billion and 0.795% of any excess thereafter.

Commencing with each fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee will be increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease will be calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 5.00% and 7.00% (for 500 Portfolio and 700 Portfolio, respectively), over the performance period. The maximum annualized performance adjustment rate is +/– 0.20% and +/– 0.28% (for 500 Portfolio and 700 Portfolio, respectively). The performance period will be the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate will be multiplied by the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate of 0.74% and 0.89% (for the 500 Fund and 700 Fund, respectively) of each fund’s average net assets before an increase of $103,247 and $148,005 (for the 500 Fund and 700 Fund, respectively) (0.02% and 0.04% of each fund’s average net assets) based on performance.

Effective November 1, 2010, Putnam Management has agreed to limit the funds’ total expenses through February 28, 2012, to the extent that the total expenses of the funds (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, and payments under each fund’s distribution plans) will not exceed an annual rate of 0.90% (for Putnam Absolute 500 Fund) and 1.10% (for Putnam Absolute 700 Fund) of the fund’s average net assets.

Putnam Management had previously agreed to limit its compensation (and, to the extent necessary, bear other expenses) through October 31, 2010, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense off set and brokerage/service arrangements and payments under each fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of each fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $69,222 and $101,907 (for 500 Fund and 700 Fund, respectively) as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2011, to waive fees or reimburse the funds’ expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of each fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of each fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds’ assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the funds. Putnam Investor Services, Inc. received fees for investor servicing based on each fund’s retail asset level, the number of shareholder accounts in the funds and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of each fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the funds’ expenses were reduced by $2,953 and $2,951 (for 500 Fund and 700 Fund, respectively) under the expense offset arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $435 and $387 (for 500 Fund and 700 Fund, respectively), as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Each fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A	Class M
	net commissions	net commissions

500 Fund	$616,701	$15,861

700 Fund	405,042	7,556

	Class B contingent	Class C contingent
	deferred sales charges	deferred sales charges

500 Fund	$35,283	$46,642

700 Fund	23,081	29,551

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5 and $16,024 on class A redemptions and no monies on class M redemptions, for 500 Fund and 700 Fund, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

U.S. Government Securities
	Purchases	Sales

500 Fund	$6,704,955	$34,067,526

700 Fund	2,987,813	2,985,938

Other Securities
	Purchases	Sales

500 Fund	$970,661,037	$589,550,318

700 Fund	1,039,131,959	708,537,935

Written option transactions during the reporting period are summarized as follows:

		Contract amounts/
500 Fund		number of contracts	Premiums received

Written options	Contracts	45	$137,081
outstanding at	EUR	—	—
beginning of period	JPY	—	—
	USD	86,576,800	4,979,374

Options opened	Contracts	2,855,805	2,592,713
	EUR	18,260,000	63,344
	JPY	20,000,000	12,355
	USD	187,671,760	11,638,836

Options exercised	USD	(18,541,900)	(778,454)

Options expired	Contracts	(1,189,996)	(1,155,875)
	USD	(18,541,900)	(778,454)

Options closed	Contracts	(1,665,854)	(1,573,919)
	EUR	(18,260,000)	(63,344)
	JPY	(20,000,000)	(12,355)
	USD	(9,648,400)	(336,367)

Written options	Contracts	—	—
outstanding at	EUR	—	—
end of period	JPY	—	—
	USD	227,516,360	$14,724,935

		Contract amounts/
700 Fund		number of contracts	Premiums received

Written options	Contracts	35	$106,618
outstanding at	EUR	—	—
beginning of period	JPY	—	—
	USD	87,310,200	4,982,347

Options opened	Contracts	2,602,806	2,378,402
	EUR	22,360,000	77,568
	JPY	25,000,000	15,444
	USD	207,395,280	13,104,431

Options exercised	USD	(17,178,500)	(769,801)

Options expired	Contracts	(1,101,843)	(1,017,360)
	USD	(17,178,500)	(769,801)

Options closed	Contracts	(1,500,998)	(1,467,660)
	EUR	(22,360,000)	(77,568)
	JPY	(25,000,000)	(15,444)
	USD	(15,122,000)	(527,190)

Written options	Contracts	—	—
outstanding at	EUR	—	—
end of period	JPY	—	—
	USD	245,226,480	$16,019,986

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

500 Fund
			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	23,782,655	$257,645,023	11,764,909	$121,190,142

Shares issued in connection with
reinvestment of distributions	203,279	2,191,347	—	—

	23,985,934	259,836,370	11,764,909	121,190,142

Shares repurchased	(4,932,352)	(53,502,498)	(2,002,656)	(20,649,248)

Net increase	19,053,582	$206,333,872	9,762,253	$100,540,894

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	1,711,509	$18,426,767	1,228,125	$12,576,087

Shares issued in connection with
reinvestment of distributions	16,074	172,468	—	—

	1,727,583	18,599,235	1,228,125	12,576,087

Shares repurchased	(352,785)	(3,792,124)	(82,553)	(856,108)

Net increase	1,374,798	$14,807,111	1,145,572	$11,719,979

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	10,244,761	$110,203,936	4,142,326	$42,959,329

Shares issued in connection with
reinvestment of distributions	59,111	633,664	—	—

	10,303,872	110,837,600	4,142,326	42,959,329

Shares repurchased	(1,610,361)	(17,307,019)	(182,280)	(1,896,992)

Net increase	8,693,511	$93,530,581	3,960,046	$41,062,337

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	446,776	$4,817,868	211,540	$2,197,684

Shares issued in connection with
reinvestment of distributions	4,293	46,062	—	—

	451,069	4,863,930	211,540	2,197,684

Shares repurchased	(74,124)	(799,777)	(10,929)	(114,530)

Net increase	376,945	$4,064,153	200,611	$2,083,154

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	81,330	$878,652	21,693	$228,113

Shares issued in connection with
reinvestment of distributions	691	7,428	—	—

	82,021	886,080	21,693	228,113

Shares repurchased	(14,147)	(152,424)	(501)	(5,258)

Net increase	67,874	$733,656	21,192	$222,855

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	11,689,066	$127,134,411	6,702,561	$70,702,503

Shares issued in connection with
reinvestment of distributions	115,412	1,245,298	—	—

	11,804,478	128,379,709	6,702,561	70,702,503

Shares repurchased	(4,141,700)	(44,965,963)	(482,341)	(5,133,159)

Net increase	7,662,778	$83,413,746	6,220,220	$65,569,344

700 Fund

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	21,763,862	$245,768,014	8,587,494	$90,704,176

Shares issued in connection with
reinvestment of distributions	159,219	1,784,850	—	—

	21,923,081	247,552,864	8,587,494	90,704,176

Shares repurchased	(5,229,493)	(59,184,483)	(1,846,915)	(19,372,171)

Net increase	16,693,588	$188,368,381	6,740,579	$71,332,005

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	1,203,350	$13,486,923	636,403	$6,613,934

Shares issued in connection with
reinvestment of distributions	9,235	102,949	—	—

	1,212,585	13,589,872	636,403	6,613,934

Shares repurchased	(185,091)	(2,075,351)	(40,801)	(431,216)

Net increase	1,027,494	$11,514,521	595,602	$6,182,718

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	7,151,162	$80,125,626	2,843,742	$30,273,422

Shares issued in connection with
reinvestment of distributions	42,914	478,496	—	—

	7,194,076	80,604,122	2,843,742	30,273,422

Shares repurchased	(1,158,904)	(12,975,399)	(157,872)	(1,722,236)

Net increase	6,035,172	$67,628,723	2,685,870	$28,551,186

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	212,407	$2,382,773	138,717	$1,449,956

Shares issued in connection with
reinvestment of distributions	2,931	32,683	—	—

	215,338	2,415,456	138,717	1,449,956

Shares repurchased	(71,312)	(799,494)	(6,940)	(72,723)

Net increase	144,026	$1,615,962	131,777	$1,377,233

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	31,578	$353,680	8,789	$93,856

Shares issued in connection with
reinvestment of distributions	192	2,143	—	—

	31,770	355,823	8,789	93,856

Shares repurchased	(3,661)	(41,322)	(4)	(40)

Net increase	28,109	$314,501	8,785	$93,816

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	13,566,682	$153,272,406	5,985,031	$64,726,974

Shares issued in connection with
reinvestment of distributions	95,393	1,069,350	—	—

	13,662,075	154,341,756	5,985,031	64,726,974

Shares repurchased	(4,305,514)	(48,723,978)	(548,906)	(6,024,910)

Net increase	9,356,561	$105,617,778	5,436,125	$58,702,064

Note 5: Summary of derivative activity

500 Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$278,905	Payables	$—

Foreign exchange
contracts	Receivables	601,296	Payables	365,475

Investments, Receivables,
	Net assets —		Net assets —
	Unrealized appreciation/		Unrealized appreciation/
Equity contracts	(depreciation)	3,860,178*	(depreciation)	2,135,980*

Interest rate	Investments, Receivables,	16,270,895*	Payables, Net assets —	36,233,200*
contracts	Net assets —		Unrealized appreciation/
	Unrealized appreciation/		(depreciation)
(depreciation)

Total		$21,011,274		$38,734,655

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(1,735,100)	$(1,735,100)

Foreign exchange
contracts	—	—	1,670,925	—	1,670,925

Equity contracts	945,292	(3,300,983)	—	(3,558,012)	(5,913,704)

Interest rate contracts	(609,773)	302,716	—	(5,064,572)	(5,371,629)

Total	$335,519	$(2,998,267)	$1,670,925	$(10,357,684)	$(11,349,507)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$486,198	$486,198

Foreign exchange
contracts	—	—	235,821	—	235,821

Equity contracts	(2,444,013)	(741,497)	—	2,440,948	(744,562)

Interest rate contracts	(1,255,166)	(2,625,211)	—	(4,401,508)	(8,281,885)

Total	$(3,699,179)	$(3,366,708)	$235,821	$(1,474,362)	$(8,304,428)

700 Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$192,905	Payables	$—

Foreign exchange
contracts	Receivables	785,543	Payables	462,607

Investments, Receivables,
	Net assets —		Net assets —
	Unrealized appreciation/		Unrealized appreciation/
Equity contracts	(depreciation)	3,624,350*	(depreciation)	2,381,624*

Interest rate	Investments, Receivables,	18,685,675*	Payables, Net assets —	38,123,613*
contracts	Net assets —		Unrealized appreciation/
	Unrealized appreciation/		(depreciation)
(depreciation)

Total		$23,288,473		$40,967,844

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(2,420,009)	$(2,420,009)

Foreign exchange
contracts	—	—	2,192,854	—	2,192,854

Equity contracts	997,788	(2,211,143)	—	(4,161,975)	(5,375,330)

Interest rate contracts	(820,609)	(429,319)	—	(6,336,277)	(7,586,205)

Total	$177,179	$(2,640,462)	$2,192,854	$(12,918,261)	$(13,188,690)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$324,783	$324,783

Foreign exchange
contracts	—	—	322,936	—	322,936

Equity contracts	(2,398,967)	(664,119)	—	1,776,804	(1,286,282)

Interest rate contracts	(2,047,761)	(3,245,699)	—	(2,617,541)	(7,911,001)

Total	$(4,446,728)	$(3,909,818)	$322,936	$(515,954)	$(8,549,564)

Note 6: Initial capitalization and offering of shares

Each fund was established as a series of the Trust on September 12, 2008 and commenced operations on December 23, 2008. Prior to December 23, 2008, each fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

500 Fund
	Capital contribution	Shares issued

Class A	$9,950,000	995,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

700 Fund
	Capital contribution	Shares issued

Class A	$9,950,000	995,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market Liquidity Fund

Each fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the funds are recorded as interest income in the Statement of operations and totaled $102,259 and $64,213 (for 500 Fund and 700 Fund, respectively) for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated as follows:

	Cost of purchases	Proceeds of sales

500 Fund	$554,330,013	$537,779,664

700 Fund	492,391,530	479,503,264

Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, each fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The 500 fund designated 7.25% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2010, the 500 fund hereby designates 8.39%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended October 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the 500 fund hereby designates $1,731,559 of distributions paid as qualifying to be taxed as interest-related dividends, and $1,130,068 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The 700 fund designated 5.59% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2010, the 700 fund hereby designates 7.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended October 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the 700 fund hereby designates $2,037,424 of distributions paid as qualifying to be taxed as interest-related dividends, and $524,582 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 you receive in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

January 15, 2010 meeting

At the meeting, each of the nominees for Trustees was elected with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan*	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

For the 700 Fund at the January 15, 2010 meeting

2. A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

4,657,567	145,444	309,053	2,763,913

3A. A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

4,634,218	144,627	333,219	2,763,913

For the 500 Fund at the December 18, 2009 meeting

2. A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

6,814,249	228,384	338,464	4,351,922

3A. A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

6,801,636	228,749	350,713	4,351,921

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	John A. Hill, Chairman	Vice President
Management, LLC	Jameson A. Baxter,
One Post Office Square	Vice Chairman	Robert R. Leveille
Boston, MA 02109	Ravi Akhoury	Vice President and
	Barbara M. Baumann	Chief Compliance Officer
Investment Sub-Manager	Charles B. Curtis
Putnam Investments Limited	Robert J. Darretta	Mark C. Trenchard
57–59 St James’s Street	Myra R. Drucker	Vice President and
London, England SW1A 1LD	Paul L. Joskow	BSA Compliance Officer
Kenneth R. Leibler
Investment Sub-Advisor	Robert E. Patterson	Francis J. McNamara, III
The Putnam Advisory	George Putnam, III	Vice President and
Company, LLC	Robert L. Reynolds	Chief Legal Officer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109	Richard B. Worley	James P. Pappas
Vice President
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	Judith Cohen
One Post Office Square	President	Vice President, Clerk and
Boston, MA 02109		Assistant Treasurer
Jonathan S. Horwitz
Custodian	Executive Vice President,	Michael Higgins
State Street Bank	Principal Executive	Vice President, Senior Associate
and Trust Company	Officer, Treasurer and	Treasurer and Assistant Clerk
Compliance Liaison
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Steven D. Krichmar	Vice President, Assistant Clerk,
	Vice President and	Assistant Treasurer and
Independent Registered	Principal Financial Officer	Proxy Manager
Public Accounting Firm
PricewaterhouseCoopers, LLP	Janet C. Smith	Susan G. Malloy
	Vice President, Assistant	Vice President and
	Treasurer and Principal	Assistant Treasurer
Accounting Officer

This report is for the information of shareholders of Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The funds’ Statement of Additional Information contains additional information about the funds’ Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN107 264499 12/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

Putnam Absolute Return 500 Fund:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2010	$118,268	$--	$8,489	$-
October 31, 2009*	$101,866	$--	$8,824	$-

*The fund commenced operations on December 23, 2008.

For the fiscal years ended October 31, 2010 and October 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 408,142 and $ 684,012 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2010	$ -	$ 243,601	$ -	$ -
October 31 2009	$ -	$ 533,948	$ -	$ -

Putnam Absolute Return 700 Fund:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2010	$129,429	$--	$8,484	$-
October 31, 2009*	$114,938	$--	$8,776	$-

*The fund commenced operations on December 23, 2008.

For the fiscal years ended October 31, 2010 and October 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 408,137 and $ 683,964 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2010	$ -	$ 243,601	$ -	$ -
October 31, 2009	$ -	$ 533,948	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 — October 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOLS
(CLASS A SHARES)

100 Fund: PARTX

300 Fund: PTRNX

Putnam Absolute Return 100 and 300 Funds

Annual report 10 | 31 | 10

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
100 and 300
Funds

Annual report
10 | 31 | 10

Message from the Trustees	1

About the funds	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	14

Terms and definitions	17

Trustee approval of management contract	18

Other information for shareholders	23

Financial statements	24

Federal tax information	100

Shareholder meeting results	101

About the Trustees	102

Officers	104

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world rallied strongly over the past few months, riding a rising tide of strengthening investor confidence and slowly improving economic and corporate data. Indeed, U.S. stocks delivered their best September in 71 years, and continued to add to those gains in October. Bond markets also have generated positive results for much of 2010 and continue to be a source of refuge for risk-averse investors.

It is important to recognize, however, that we may see periods of heightened market volatility as markets and economies seek more solid ground. The slow pace of the U.S. economic recovery and ongoing European sovereign debt concerns have made markets more susceptible to disappointing news. We believe, however, that Putnam’s research-intensive, actively managed investment approach is well suited for this environment.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the funds and to thank all of our investors for your continued confidence in Putnam.

About the funds

Pursuing positive returns with less volatility

In response to the considerable financial market volatility investors have experienced in recent years, Putnam Absolute Return Funds are designed to provide helpful diversification to portfolios.

Putnam Absolute Return Funds differ from traditional relative return funds in three important ways. First, absolute return funds pursue positive total returns with less volatility over reasonable periods, generally three years or more. Most traditional funds seek outperformance relative to an asset-class benchmark, and their returns may be negative when the benchmark declines. Second, in an effort to reduce volatility, absolute return funds seek to isolate and mitigate specific risks that could cause negative results. Third, absolute return funds are independent from traditional benchmarks, giving them the flexibility to invest in a wide range of securities from sectors and markets around the world. They can adjust the mix of investments as market opportunities change. In short, absolute return funds are less constrained than funds that focus on outperforming a traditional stock or bond benchmark.

In addition to these features, Putnam Absolute Return 100 Fund and 300 Fund are backed by Putnam’s comprehensive fixed-income investment resources. Nearly 80 bond experts cover every fixed-income sector in global markets. They use advanced risk management techniques such as active trading strategies designed to exploit market inefficiencies. These tools can help mitigate downside risk and potentially help the funds outperform general markets during flat or negative conditions.

Consider these risks before investing:

Asset allocation decisions may not always be correct and may adversely affect fund performance. The use of leverage through derivatives may magnify this risk. Leverage and derivatives carry other risks that may result in losses, including the effects of unexpected market shifts and/or the potential illiquidity of certain derivatives. International investments carry risks of volatile currencies, economies, and governments, and emerging-market securities can be illiquid. Bonds are affected by changes in interest rates, credit conditions, and inflation. As interest rates rise, prices of bonds fall. Long-term bonds are more sensitive to interest-rate risk than short-term bonds, while lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses.

Recurring volatility shows the need for absolute returns

The historical events described below caused setbacks for stocks and bonds. That is why it is important to diversify a portfolio. Investing in an absolute return fund may help achieve this goal.

Inflation In 1980, the Consumer Price Index rose 13.5%, and long-term government bonds fell 3.95%. (Source: Ibbotson Long-Term U.S. Government Total Return Index.)

Market panic On Black Monday, October 19, 1987, the Dow Jones Industrial Average plunged 23% in one day.

Global conflict After the September 11 attacks in 2001, the S&P 500 dropped 7.1% when the stock market reopened days later.

Financial crisis After the Lehman Brothers collapse in September 2008, stocks, bonds, and global markets fell, and even investment-grade bonds lost value, declining 2.4% in October 2008. (Source: Barclays Capital Aggregate Bond Index.)

Data is historical. Performance is shown at net asset value. Had sales charge been reflected, returns would have been lower. Past performance is not a guarantee of future results. The S&P 500 Index is an unmanaged index of common stock performance. The BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. The Barclays Capital Aggregate Bond Index (Barclays Aggregate) is an unmanaged index of U.S. investment-grade fixed-income securities. Indexes assume reinvestment of all distributions and do not have a sales charge. It is not possible to invest directly in an index. The securities in the Putnam funds will differ from those in the indexes, and the funds’ performance will differ in accordance with the funds’ objective. For the first nine weeks of 2009 (12/31/08–3/9/09), the S&P 500 returned –24.63%. U.S. government bond performance is measured by the Barclays Capital Government Bond Index.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–13 for additional performance information. For a portion of the periods, these funds may have had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The funds are not expected to outperform stocks and bonds during periods of market rallies.

4

Interview with your fund’s portfolio manager

Rob Bloemker

Rob, in the second half of the funds’ fiscal year, global markets had some sharp drops and robust rallies. How did Absolute Return Funds perform?

We saw quite stable performance in Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund. For the year that ended October 31, 2010, class A shares of the 100 Fund advanced 1.50% at net asset value, and class A shares of the 300 Fund rose 3.53%. As a reminder, the funds’ performance goals are generally considered over a three-year, not a one-year, period — the 100 Fund and 300 Fund seek to outpace T-bills by 1% and 3%, respectively, on an annualized basis over reasonable periods [generally at least three years or more].

Market volatility was significant since our last update six months ago. In May 2010, as the second half of the fiscal year began, the crisis in European sovereign bond markets came to a turning point, as European governments agreed on a rescue package for Greece worth nearly $1 trillion. This crisis had spillover effects in numerous bond sectors and in the U.S. market. It caused tightening in the credit markets amid worry about a double-dip recession. However, conditions gradually stabilized, and the economic worries caused interest rates to rally. The funds were much more stable than the markets.

How did you steer the funds away from volatility?

We pursued a number of strategies reflected in different holdings, so that the funds were not tied to any central, common risk. Both funds continued to carefully deploy cash in securities that offered greater return potential but relatively low volatility as well, in our view. Above all, we avoided taking significant interest-rate risk. We also avoided sovereign bond risk, given the problems in Europe. We continued to invest in distressed

This comparison shows the funds’ performance in the context of broad market indexes for the 12 months ended 10/31/10. See pages 4 and 10–13 for additional fund performance information. Index descriptions can be found on page 17.

5

mortgage-backed securities and to benefit from the low level of mortgage prepayments. We also pursued a term-structure strategy, favoring securities with mid-range maturity dates, rather than short-term or long-term maturities. We bought positions in corporate bonds for both funds, and we also undertook currency strategies. This diversification through strategies is something that makes these funds different from many of their competitors.

How did you seek to eliminate duration risk from the funds?

We kept the funds’ duration — the sensitivity to interest-rate movements — near zero by using hedging strategies with derivatives such as interest-rate swaps and options contracts. We also used futures contracts in managing exposure to interest rates. In hindsight, the funds could have earned higher returns if we had taken more interest-rate risk, but our strategy helped to limit performance volatility.

What are the components of the mortgage strategies?

During the period, the funds benefited from our balanced approach to prepayment risk, credit risk, and liquidity risk, primarily as a result of three major mortgage strategies.

First, we held a position in short-term commercial mortgage-backed securities [CMBS], focusing on bonds in the highly liquid topmost part of the capital structure. Our analysis suggested that these bonds were undervalued relative to their liquidity risk. Our CMBS holdings benefited from an increasing investor perception that even though commercial mortgage delinquencies have continued to grow, senior CMBSs have enough structural protection to withstand losses.

Second, the funds’ mortgage strategies also included investments in government-agency interest-only collateralized mortgage obligations [CMO IOs]. CMOs are structured mortgage-backed securities that use pools of

Allocations are represented as a percentage of portfolio value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6

mortgage pass-through bonds, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors. IOs are securities derived from the interest portion of the underlying mortgages. CMO IOs are designed so that the longer homeowners take to pay down their mortgages, the more money a security holder will make from interest payments on those loans. Despite record-low mortgage rates, refinancing activity was constrained by extremely tight bank-underwriting requirements, making it difficult for many borrowers to qualify for a new loan. Depressed home prices also hampered borrowers’ attempts to refinance by putting loan-to-home-value ratios outside ranges considered acceptable by most lenders. As a result, our CMO IOs accumulated steady cash flows throughout the fiscal year, with minimal prepayment risk.

In implementing our CMO IO strategy, we used interest-rate swaps and options to hedge the funds’ duration, thereby isolating the prepayment risk that we believed was attractively priced.

Our third mortgage strategy entailed investments in non-agency residential mortgage-backed securities [RMBS]. Within the RMBS area, we emphasized hybrid adjustable-rate mortgage-backed securities, which combine features of both fixed- and adjustable-rate mortgages. We also invested in Alt-A mortgages at what we believed were attractive prices. Alt-A mortgages are considered riskier than standard prime mortgages, but of higher quality than subprime mortgages because Alt-A borrowers must have reasonable credit histories.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

7

Can you give more details about the term structure strategy?

We favored bonds with intermediate maturities — greater than two or three years, but less than 10 years. We chose this because the Fed has anchored rates on short-term securities at less than 1% to help keep lending costs low and stimulate the economy. At the same time, we expected long-term securities to be volatile, vulnerable to the market’s shifting views on inflation and deflation. This positioning helped performance because intermediate securities benefited from the Fed’s new quantitative easing policy.

Why did you introduce the currency strategy?

Part of our absolute return discipline is to monitor the markets for attractive opportunities for risk-adjusted returns, and we found potential in currency exchange rates. Our strategy was focused on the Australian dollar, which we overweighted relative to the Swiss franc and the British pound, and we implemented the strategy with forward currency contracts. Australia has been benefiting from strong economic growth as it exports natural resources to China and India. We pursued the strategy primarily in the 300 Fund because of its higher return target.

How did corporate bond holdings perform for the funds?

These positions performed well. Many companies have cut costs and restructured their balance sheets to reduce credit risk. This has made a variety of bonds, both investment-grade and high-yield, more attractive on a risk-adjusted basis.

What is your outlook for the funds in the coming fiscal year?

Markets are at an interesting point in history. On the bright side, we believe the possibilities of a double-dip recession or an outbreak of inflation are no longer concerns. However, policymakers around the world are implementing a range of different measures with the goal of restoring stable economic

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

8

growth, but there is less agreement than usual among policymakers. For example, the Fed is embarking on a new type of stimulus, while China is raising bank reserve requirements and the United Kingdom and Ireland are embracing austerity budgets.

The lack of global policy coordination creates investment opportunities. However, it also increases the possibility of an error. One of the most immediate areas of uncertainty involves the U.S. mortgage market. There have been rumblings that foreclosures may be prolonged as courts demand better documentation practices. Also, some banks are facing demands from investors to take back mortgage securities if there were problems in loan origination. We are monitoring developments in these areas as we manage the mortgage strategies in the funds. We are also closely watching the sovereign debt situation in Europe. It does not appear to us that the risk of a sovereign default has been fully resolved. However, when these markets reach a turning point that we find convincing, we expect to look for opportunities in these sectors.

The funds are now entering their third year, and in 12 months we will be able to measure performance versus targets. We see a number of investment opportunities that can help the funds reach their goals, and plan to combine different strategies to help the funds preserve their low-volatility characteristics.

Rob, thanks for discussing the funds today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the funds for the entire period. Portfolio composition is subject to review in accordance with each fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He has a B.S. and a B.A. from Washington University. Rob joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Carl Bell, D. William Kohli, Kevin Murphy, Michael Salm, Paul Scanlon, and Raman Srivastava.

IN THE NEWS

The Federal Reserve’s “QE2” has set sail.

In light of what has been a tepid economic recovery, in October the Fed announced a second round of monetary stimulus via quantitative easing — dubbed QE2 by the media — involving the purchase of an additional $600 billion of U.S. Treasury bonds through the end of June 2011. The Fed has suggested in recent months that it is particularly concerned about the prospect of deflation, which has plagued the Japanese economy for the better part of the past decade. By purchasing Treasuries, the central bank could drive down already low yields by injecting about $75 billion a month into the capital markets. The idea behind QE2 is that the money would then be reinvested, and the expected upward pressure on asset prices could create inflationary expectations sufficient to prevent deflation from becoming a problem.

9

Your fund’s performance

This section shows each fund’s performance, price, and distribution information for periods ended October 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the funds’ current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

100 Fund

Fund performance Total return for periods ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	4.76%	3.73%	3.92%	3.42%	3.41%	3.41%	4.54%	3.71%	4.25%	5.27%
Annual average	2.54	1.99	2.09	1.83	1.82	1.82	2.42	1.98	2.27	2.81

1 year	1.50	0.52	1.18	0.18	0.78	–0.22	1.38	0.60	1.20	1.78

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 1.00% and 0.75% load, respectively. Effective April 5, 2010, the sales charges for class A and M shares were lowered from 3.25% and 2.00%, respectively. Investors who purchased prior to this date received a lower return. Also on April 5, 2010, the deferred sales charge for class B shares was lowered to 1% (which would be the maximum deferred sales charge) if redeemed within the first year after purchase and 0.50% for shares redeemed in the second year after purchase, and is eliminated thereafter. Investors who sold class B shares prior to this date were subject to the higher deferred sales charge of 3% in the first year, which declines to 1% in the fourth year, and 0% thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10

Fund price and distribution information For the 12–month period ended 10/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.033		$—	$0.009	$0.031		$0.032	$0.043

Capital gains — Long term	0.001		0.001	0.001	0.001		0.001	0.001

Capital gains — Short term	—		—	—	—		—	—

Total	$0.034		$0.001	$0.010	$0.032		$0.033	$0.044

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/09	$10.32	10.42*	$10.27	$10.26	$10.31	10.39*	$10.30	$10.34

10/31/10	10.44	10.55	10.39	10.33	10.42	10.50	10.39	10.48

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Price reflects maximum sales charge effective 4/5/10.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	4.26%	3.23%	3.42%	2.92%	2.91%	2.91%	4.04%	3.22%	3.75%	4.76%
Annual average	2.39	1.81	1.92	1.64	1.63	1.63	2.26	1.81	2.10	2.66

1 year	1.50	0.52	1.18	0.18	0.78	–0.22	1.39	0.60	1.20	1.79

300 Fund

Fund performance Total return for periods ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	10.28%	9.18%	9.37%	8.87%	8.84%	8.84%	10.06%	9.18%	9.71%	10.79%
Annual average	5.42	4.85	4.95	4.69	4.67	4.67	5.30	4.85	5.12	5.68

1 year	3.53	2.47	3.17	2.17	2.76	1.76	3.51	2.74	3.28	3.81

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 1.00% and 0.75% load, respectively. Effective April 5, 2010, the sales charges for class A and M shares were lowered from 3.25% and 2.00%, respectively. Investors who purchased prior to this date received a lower return. Also on April 5, 2010, the deferred sales charge for class B shares was lowered to 1% (which would be the maximum deferred sales charge) if redeemed within the first year after purchase and 0.50% for shares redeemed in the second year after purchase, and is eliminated thereafter. Investors who sold class B shares prior to this date were subject to the higher deferred sales charge of 3% in the first year, which declines to 1% in the fourth year, and 0% thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

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Fund price and distribution information For the 12–month period ended 10/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.103		$0.074	$0.081	$0.101		$0.077	$0.114

Capital gains	—		—	—	—		—	—

Total	$0.103		$0.074	$0.081	$0.101		$0.077	$0.114

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/09	$10.65	10.76*	$10.60	$10.59	$10.63	10.71*	$10.62	$10.67

10/31/10	10.92	11.03	10.86	10.80	10.90	10.98	10.89	10.96

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year–end tax forms.

* Price reflects maximum sales charge effective 4/5/10.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	9.37%	8.28%	8.46%	7.96%	7.93%	7.93%	9.05%	8.18%	8.80%	9.78%
Annual average	5.19	4.60	4.70	4.43	4.41	4.41	5.02	4.55	4.88	5.42

1 year	3.64	2.58	3.28	2.28	2.88	1.88	3.54	2.76	3.40	3.84

100 Fund: Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,392 ($10,342 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,341, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $10,371 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,425 and $10,527, respectively.

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300 Fund: Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,937 ($10,887 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,884, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $10,918 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,971 and $11,079, respectively.

Comparative index returns For periods ended 10/31/10

	BofA Merrill Lynch	Barclays Capital
	U.S. Treasury Bill Index	Aggregate Bond Index	S&P 500 Index

Life of fund	0.48%	15.06%	42.86%
Annual average	0.26	7.86	21.20

1 year	0.20	8.01	16.52

Index results should be compared to fund performance at net asset value.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

100 Fund

Net expenses for the fiscal year ended 10/31/09*†	0.68%	0.88%	1.43%	0.73%	0.93%	0.43%

Total annual operating expenses for the fiscal year
ended 10/31/09†	1.00%	1.20%	1.75%	1.05%	1.25%	0.75%

Annualized expense ratio for the six-month period
ended 10/31/10‡**	0.97%	1.31%	1.72%	1.04%	1.22%	0.72%

Annualized expense ratio for the six-month period
ended 10/31/10‡**††	0.67%	1.01%	1.42%	0.74%	0.92%	0.42%

300 Fund

Net expenses for the fiscal year ended 10/31/09*†	0.88%	1.08%	1.63%	0.93%	1.13%	0.63%

Total annual operating expenses for the fiscal year
ended 10/31/09†	1.08%	1.28%	1.83%	1.13%	1.33%	0.83%

Annualized expense ratio for the six-month period
ended 10/31/10‡**	1.07%	1.39%	1.82%	1.14%	1.32%	0.82%

Annualized expense ratio for the six-month period
ended 10/31/10‡**††	0.88%	1.20%	1.63%	0.95%	1.13%	0.63%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation, effective 11/1/10 through at least 2/28/12, to limit total annual operating expenses (before any performance adjustment to the fund’s base management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and payments under the fund’s distribution plans) to an annual rate of 0.40% and 0.60% of the 100 Fund and 300 Fund average net assets, respectively.

† Reflects projected expenses under a new management contract effective 2/1/10 and a new expense arrangement.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights, and includes 0.02% (for 100 Fund) and 0.03% (for 300 Fund) of performance fees.

** Reflects a blended 12b-1 fee for class B and class M shares resulting from changes effective 4/5/10 (see Note 2 to the financial statements).

† † Reflects total annual operating expense limit effective 11/1/10.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund from May 1, 2010, to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

100 Fund

Expenses paid per $1,000*†	$4.90	$6.61	$8.67	$5.25	$6.16	$3.64

Ending value (after expenses)	$1,002.90	$1,002.90	$1,000.00	$1,002.90	$1,001.90	$1,003.80

300 Fund

Expenses paid per $1,000*†	$5.42	$7.04	$9.20	$5.77	$6.68	$4.16

Ending value (after expenses)	$1,009.20	$1,008.30	$1,005.60	$1,009.30	$1,008.30	$1,011.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

	Class A	Class B	Class C	Class M	Class R	Class Y

100 Fund

Expenses paid per $1,000*†	$3.38	$5.10	$7.16	$3.74	$4.64	$2.12

Ending value (after expenses)	$1,002.90	$1,002.90	$1,000.00	$1,002.90	$1,001.90	$1,003.80

300 Fund

Expenses paid per $1,000*†	$4.46	$6.07	$8.24	$4.81	$5.72	$3.19

Ending value (after expenses)	$1,009.20	$1,008.30	$1,005.60	$1,009.30	$1,008.30	$1,011.10

* Expenses for each class are calculated using the fund’s projected annualized expense ratio for each class reflecting the total annual operating expense limit effective 11/1/10.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2010, use the following calculation method. To find the value of your investment on May 1, 2010, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

100 Fund

Expenses paid per $1,000*†	$4.94	$6.67	$8.74	$5.30	$6.21	$3.67

Ending value (after expenses)	$1,020.32	$1,018.60	$1,016.53	$1,019.96	$1,019.06	$1,021.58

300 Fund

Expenses paid per $1,000*†	$5.45	$7.07	$9.25	$5.80	$6.72	$4.18

Ending value (after expenses)	$1,019.81	$1,018.20	$1,016.03	$1,019.46	$1,018.55	$1,021.07

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

	Class A	Class B	Class C	Class M	Class R	Class Y

100 Fund

Expenses paid per $1,000*†	$3.41	$5.14	$7.22	$3.77	$4.69	$2.14

Ending value (after expenses)	$1,021.83	$1,020.11	$1,018.05	$1,021.48	$1,020.57	$1,023.09

300 Fund

Expenses paid per $1,000*†	$4.48	$6.11	$8.29	$4.84	$5.75	$3.21

Ending value (after expenses)	$1,020.77	$1,019.16	$1,016.99	$1,020.42	$1,019.51	$1,022.03

* Expenses for each class are calculated using the fund’s projected annualized expense ratio for each class reflecting the total annual operating expense limit effective 11/1/10.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of each fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract, with respect to your fund among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part

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of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, each fund ranked in the following quintiles in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and total expenses (excluding any applicable 12b-1 fees) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds).

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	Effective management fee	Total expense
	(quintile rank)	(quintile rank)

Putnam Absolute Return 100 Fund	2nd	4th
Putnam Absolute Return 300 Fund	3rd	5th

The Trustees also considered that each fund ranked in the following quintiles in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Pro forma effective
management fee
(quintile rank)

Putnam Absolute
Return 100 Fund	1st
Putnam Absolute
Return 300 Fund	2nd

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

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of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund, which had only a limited performance record because it had only recently commenced operations) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund, the Trustees considered information about each fund’s performance relative to its benchmark for the one-year period ended December 31, 2009. For each of the Funds, the class A share net return exceeded the benchmark return over the one-year period ended December 31, 2009. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with

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the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, each fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the funds’ financial statements.

The funds’ portfolios list all the funds’ investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statements of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the funds’ net investment gain or loss. This is done by first adding up all the funds’ earnings — from dividends and interest income — and subtracting their operating expenses to determine net investment income (or loss). Then, any net gain or loss the funds realized on the sales of their holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the funds’ net gain or loss for the fiscal year.

Statement of changes in net assets shows how the funds’ net assets were affected by the funds’ net investment gain or loss, by distributions to shareholders, and by changes in the number of the funds’ shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the funds’ investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund (the funds), each a series of Putnam Funds Trust, including the funds’ portfolios, as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended October 31, 2010 and the period from December 23, 2008 (commencement of operations) to October 31, 2009. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund as of October 31, 2010, the results of their operations, the changes in their net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 16, 2010

25

The funds’ portfolios 10/31/10

MORTGAGE-BACKED SECURITIES*	100 Fund 35.9%		300 Fund 51.3%
Principal amount		Value	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 08-1, Class A3, 6.302s, 2014	$289,000	$319,954	$2,923,000	$3,236,071
FRB Ser. 07-4, Class A3, 5.808s, 2051	965,000	1,060,825	4,015,000	4,413,690
Ser. 07-2, Class A2, 5.634s, 2049	2,773,000	2,859,560	9,211,000	9,498,524
Ser. 07-5, Class A3, 5.62s, 2051	184,000	195,337	596,000	632,721
Ser. 06-4, Class A2, 5.522s, 2046	1,436,000	1,462,359	5,773,000	5,878,970
FRB Ser. 06-1, Class A2, 5.334s, 2045	1,358,000	1,367,147	4,889,000	4,921,932
Ser. 06-5, Class A2, 5.317s, 2047	729,000	753,589	2,923,000	3,021,592
Ser. 06-6, Class A2, 5.309s, 2045	1,299,000	1,327,828	4,682,600	4,786,518
Ser. 07-1, Class XW, IO, 0.285s, 2049	1,609,024	21,588	7,638,947	102,490

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.734s, 2035	3,737,892	28,036	15,575,777	116,826
Ser. 04-4, Class XC, IO, 0.243s, 2042	2,209,068	34,927	10,487,641	165,817

Banc of America Funding Corp. FRB
Ser. 07-6, Class A1, 0.29s, 2037	420,742	296,034	1,717,173	1,208,203

Bear Stearns Alt-A Trust FRB
Ser. 06-2, Class 24A1, 5.637s, 2036	165,157	106,526	3,131,949	2,020,107
Ser. 05-9, Class 11A1, 0.516s, 2035	—	—	3,208,065	1,828,597

Bear Stearns Alt-A Trust 144A FRB
Ser. 06-7, Class 1AE4, 5.72s, 2046	565,544	378,915	1,678,216	1,124,405

Bear Stearns Alt-A Trust II FRB
Ser. 07-1, Class 1A1, 5.488s, 2047	510,079	316,249	3,217,913	1,995,106

Bear Stearns Asset Backed Securities
Trust FRB Ser. 07-AC4, Class A1,
0.556s, 2037	187,683	94,780	931,251	470,282

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 07-PW16, Class A2, 5.665s, 2040	2,072,000	2,140,314	6,171,000	6,374,458
Ser. 06-PW13, Class A2, 5.426s, 2041	372,000	379,652	3,407,000	3,477,084
Ser. 06-PW11, Class A2, 5.408s, 2039	313,000	313,695	747,000	748,659
Ser. 07-PW15, Class A4, 5.331s, 2044	662,000	689,194	2,938,000	3,058,690
Ser. 05-PWR9, Class A2, 4.735s, 2042	125,181	125,799	593,963	596,893

Citigroup Commercial Mortgage Trust
FRB Ser. 08-C7, Class A2B, 6.091s, 2049	1,165,000	1,248,449	3,189,000	3,417,427
FRB Ser. 07-C6, Class A3, 5.698s, 2049	875,000	934,280	4,328,000	4,621,214

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A2A, 5.432s, 2037	80,468	56,281	409,143	286,160
FRB Ser. 07-6, Class 1A3A, 5.43s, 2046	100,715	53,379	356,621	189,009

Citigroup/Deutsche Bank Commercial
Mortgage Trust
Ser. 06-CD3, Class A2, 5.56s, 2048	537,000	575,626	1,766,000	1,893,028
Ser. 06-CD2, Class A2, 5.408s, 2046	365,449	366,853	1,950,170	1,957,659
Ser. 07-CD4, Class A2B, 5.205s, 2049	—	—	3,745,000	3,903,350

Commercial Mortgage Pass-Through
Certificates
FRB Ser. 07-C9, Class A2, 5.811s, 2049	—	—	989,000	1,030,707
Ser. 06-C8, Class A3, 5.308s, 2046	1,423,000	1,489,965	6,639,000	6,951,423
Ser. 06-C8, Class A2B, 5.248s, 2046	152,000	157,293	502,000	519,482

26

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 35.9%		300 Fund 51.3%
Principal amount		Value	Principal amount	Value

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A5, 6s, 2037	$—	$—	$960,384	$729,892
Ser. 06-41CB, Class 1A7, 6s, 2037	245,233	176,568	1,098,643	791,023
Ser. 06-2CB, Class A11, 6s, 2036	44,558	30,160	176,448	119,433
Ser. 05-80CB, Class 2A1, 6s, 2036	39,617	30,505	261,794	201,581
Ser. 05-50CB, Class 3A1, 6s, 2035	170,736	111,678	815,532	533,440
FRB Ser. 07-HY4, Class 4A1, 5.634s, 2047	—	—	879,988	621,036
FRB Ser. 05-9CB, Class 1A1, 0.756s, 2035	151,534	115,036	799,910	607,244
FRB Ser. 06-23CBC, Class 2A5, 0.656s, 2036	105,527	51,181	321,743	156,046
FRB Ser. 06-18CB, Class A7, 0.606s, 2036	271,997	157,174	1,102,450	637,051
FRB Ser. 06-24CB, Class A13, 0.606s, 2036	—	—	866,818	540,136

Countrywide Home Loans FRB
Ser. 06-HYB2, Class 2A1B, 5.272s, 2036	550,180	368,621	2,489,254	1,667,800

Countrywide Home Loans 144A
Ser. 04-R2, Class 1AS, IO, 5.656s, 2034	1,066,685	154,851	—	—
IFB Ser. 05-R1, Class 1AS, IO, 5.655s, 2035	209,629	30,570	1,062,234	154,907
Ser. 05-R3, Class AS, IO, 5.506s, 2035	1,564,835	207,341	5,867,862	777,492
Ser. 06-R1, Class AS, IO, 5.471s, 2036	1,812,992	201,695	7,838,288	872,010
Ser. 05-R2, Class 1AS, IO, 5.303s, 2035	1,591,654	214,836	6,224,053	840,102
FRB Ser. 04-R2, Class 1AF1, 0.676s, 2034	1,065,927	895,379	—	—
FRB Ser. 05-R3, Class AF, 0.656s, 2035	—	—	140,380	119,323

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A2, 6.214s, 2041	1,499,000	1,575,394	6,138,800	6,451,652
Ser. 07-1, Class 1A1A, 5.942s, 2037	95,124	58,977	254,264	157,643
FRB Ser. 06-C3, Class A2, 5.826s, 2038	—	—	671,000	678,247
FRB Ser. 07-C4, Class A2, 5.805s, 2039	43,000	44,672	247,000	256,602
FRB Ser. 07-C3, Class A2, 5.721s, 2039	1,472,267	1,519,736	6,953,814	7,178,019
Ser. 07-C5, Class A3, 5.694s, 2040	1,000,000	1,063,009	—	—
Ser. 07-C5, Class AAB, 5.62s, 2040	1,392,000	1,493,485	4,896,000	5,252,948
Ser. 07-C5, Class A2, 5.589s, 2040	344,000	355,634	2,089,000	2,159,650
Ser. 07-C2, Class A2, 5.448s, 2049	1,372,000	1,408,001	5,741,000	5,891,643
Ser. 07-C1, Class AAB, 5.336s, 2040	992,000	1,049,139	4,258,000	4,503,261

CS First Boston Mortgage
Securities Corp. FRB Ser. 05-C4,
Class A3, 5.12s, 2038	321,000	332,556	1,840,000	1,906,238

CS First Boston Mortgage
Securities Corp. 144A
Ser. 03-C3, Class AX, IO, 1.735s, 2038	19,755,870	707,977	70,415,588	2,523,434
Ser. 04-C4, Class AX, IO, 0.379s, 2039	1,872,500	42,545	8,170,908	185,650
Ser. 05-C1, Class AX, IO, 0.147s, 2038	31,657,510	312,371	116,902,434	1,153,500

CWCapital Cobalt
Ser. 07-C3, Class A2, 5.933s, 2046	1,169,000	1,219,450	4,163,000	4,342,661
Ser. 07-C2, Class A2, 5.334s, 2047	—	—	91,927	95,716

Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR6, Class A6, 0.446s, 2037	226,293	126,724	659,631	369,393

Federal Home Loan Mortgage Corp.
IFB Ser. 2771, Class SV, 27.375s, 2034	589,530	952,713	2,961,213	4,785,481
IFB Ser. 2976, Class LC, 23.48s, 2035	61,429	95,019	281,987	436,183
IFB Ser. 2976, Class KL, 23.444s, 2035	116,960	178,814	629,827	962,912
IFB Ser. 2990, Class LB, 16.291s, 2034	—	—	640,867	843,503

27

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 35.9%		300 Fund 51.3%
Principal amount		Value	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. T-56, Class 3ASI, IO, 7.244s, 2043	$1,534,733	$318,779	$424,340	$88,140
IFB Ser. 3149, Class SE, IO, 6.894s, 2036	908,447	176,475	4,002,843	777,592
IFB Ser. 3151, Class SI, IO, 6.894s, 2036	157,359	26,628	765,160	129,479
IFB Ser. 3157, Class SA, IO, 6.894s, 2036	1,139,743	217,440	5,042,794	962,064
IFB Ser. 3208, Class PS, IO, 6.844s, 2036	2,281,278	356,407	11,543,935	1,803,524
IFB Ser. 3050, Class SI, IO, 6.494s, 2034	1,288,429	198,057	5,142,366	790,483
IFB Ser. 3117, Class SI, IO, 6.444s, 2036	1,196,757	191,481	8,249,295	1,319,887
IFB Ser. 3031, Class BI, IO, 6.434s, 2035	2,150,272	392,301	—	—
IFB Ser. 3398, Class SI, IO, 6.394s, 2036	—	—	5,113,762	669,647
IFB Ser. 2990, Class SR, IO, 6.394s, 2035	1,451,038	212,461	5,885,519	861,758
IFB Ser. 3145, Class GI, IO, 6.344s, 2036	963,921	149,352	4,266,767	661,104
IFB Ser. 3055, Class MS, IO, 6.344s, 2035	1,819,718	294,248	7,384,815	1,194,125
IFB Ser. 3677, Class KS, IO, 6.294s, 2040	—	—	8,217,074	1,232,324
IFB Ser. 3346, Class SC, IO, 6.294s, 2033	2,310,854	327,471	11,693,367	1,657,067
IFB Ser. 3346, Class SB, IO, 6.294s, 2033	835,333	117,941	3,803,943	537,079
IFB Ser. 3303, Class SD, IO, 5.834s, 2037	—	—	5,096,818	619,438
IFB Ser. 3309, Class SG, IO, 5.814s, 2037	—	—	4,509,099	604,501
Ser. 2815, Class GS, 5.744s, 2034	—	—	4,635,286	538,290
Ser. 3707, Class IK, IO, 5s, 2040	—	—	468,052	80,566
Ser. 3645, Class ID, IO, 5s, 2040	138,804	20,138	913,569	132,541
Ser. 3680, Class KI, IO, 5s, 2038	3,330,892	541,037	19,208,437	3,120,026
Ser. 3632, Class CI, IO, 5s, 2038	178,515	26,734	1,172,360	175,573
Ser. 3626, Class DI, IO, 5s, 2037	131,124	12,653	862,540	83,235
Ser. 3653, Class CI, IO, 5s, 2036	3,587,791	374,745	15,663,033	1,636,004
Ser. 3623, Class CI, IO, 5s, 2036	117,232	11,137	771,588	73,301
Ser. 3663, Class BI, IO, 4 1/2s, 2024 F	2,667,251	247,618	14,692,772	1,364,021
Ser. 3736, Class QI, IO, 4s, 2034	—	—	9,991,000	1,042,761
Ser. 3707, Class HI, IO, 4s, 2023	235,531	17,003	1,244,533	89,843
FRB Ser. 3190, Class FL, 1.056s, 2032	—	—	23,311	23,332
FRB Ser. 3350, Class FK, 0.856s, 2037	14,598	14,605	21,460	21,470
Ser. T-8, Class A9, IO, 0.322s, 2028	256,595	3,803	733,985	10,880
Ser. T-59, Class 1AX, IO, 0.271s, 2043	560,525	4,729	1,603,138	13,526
Ser. T-48, Class A2, IO, 0.212s, 2033	765,809	5,825	2,190,678	16,664
FRB Ser. T-54, Class 2A, IO, zero %, 2043	323,403	—	925,184	—
FRB Ser. 3238, Class LK, zero %, 2036	330,389	316,467	—	—

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.575s, 2031	557,793	819,737	2,726,432	4,006,789
IFB Ser. 05-74, Class NK, 26.219s, 2035	—	—	141,284	223,605
IFB Ser. 05-74, Class DM, 23.444s, 2035	114,780	170,167	526,946	781,221
IFB Ser. 06-86, Class SY, 23.077s, 2036	514,425	658,064	2,624,657	3,357,521
IFB Ser. 05-95, Class OP, 19.564s, 2035	—	—	280,999	421,792
IFB Ser. 03-W6, Class 4S, IO, 7.344s, 2042	—	—	1,280,761	254,615
IFB Ser. 04-W2, Class 1A3S, IO, 6.894s, 2044	30,483	3,010	87,318	8,623
IFB Ser. 05-59, Class KS, IO, 6.444s, 2035	3,977,824	607,301	11,811,611	1,803,299
IFB Ser. 05-104, Class SI, IO, 6.444s, 2033	344,771	45,483	1,668,299	220,084
IFB Ser. 10-100, Class CS, IO, 6.394s, 2040	—	—	6,589,482	983,722
IFB Ser. 10-100, Class QS, IO, 6.394s, 2040	—	—	278,907	47,558
IFB Ser. 05-51, Class WS, IO, 6.374s, 2035	83,956	13,337	344,991	54,805
IFB Ser. 10-100, Class SD, IO, 6.324s, 2040	4,421,271	650,277	24,034,536	3,534,978

28

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 35.9%		300 Fund 51.3%
Principal amount		Value	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 10-27, Class BS, IO, 6.194s, 2040	$1,100,390	$151,356	$10,554,030	$1,451,680
IFB Ser. 07-30, Class OI, IO, 6.184s, 2037	—	—	3,744,743	606,236
IFB Ser. 10-35, Class SG, IO, 6.144s, 2040	—	—	21,234,533	3,107,462
IFB Ser. 08-11, Class SC, IO, 6.024s, 2038	73,583	10,983	367,178	54,805
IFB Ser. 09-88, Class SA, IO, 5.944s, 2039	107,297	13,543	418,855	52,868
IFB Ser. 10-123, Class SL, IO, 5.813s, 2040	5,757,000	796,985	43,008,000	5,953,920
IFB Ser. 09-12, Class DI, IO, 5.774s, 2037	—	—	9,905,072	1,464,366
Ser. 06-W3, Class 1AS, IO, 5.773s, 2046	154,150	23,369	390,063	59,133
Ser. 06-W2, Class 1AS, IO, 5.771s, 2036	266,475	30,978	532,949	61,955
Ser. 07-W1, Class 1AS, IO, 5.519s, 2046	507,954	72,183	1,015,424	144,296
Ser. 10-98, Class DI, IO, 5s, 2040	142,049	23,010	751,675	121,764
Ser. 10-21, Class IP, IO, 5s, 2039	—	—	1,533,399	222,343
Ser. 09-31, Class PI, IO, 5s, 2038	—	—	9,163,154	1,286,810
IFB Ser. 05-W2, Class A2, IO, 4.954s, 2035	530,943	64,467	1,991,409	241,796
Ser. 10-100, Class AI, IO, 4 1/2s, 2025	3,698,078	265,799	20,002,792	1,437,701
Ser. 98-W2, Class X, IO, 2.338s, 2028	440,605	20,809	1,260,404	59,528
Ser. 03-W12, Class 2, IO, 2.23s, 2043	183,556	14,038	930,671	71,175
Ser. 03-W12, Class 1IO2, IO, 1.986s, 2043	2,916,490	205,277	11,587,912	815,614
Ser. 98-W5, Class X, IO, 1.737s, 2028	185,343	8,281	530,187	23,689
Ser. 03-W10, Class 1, IO, 1.665s, 2043	132,821	7,727	673,770	39,197
Ser. 03-W8, Class 12, IO, 1.64s, 2042	129,826	6,013	658,697	30,510
Ser. 03-W17, Class 12, IO, 1.137s, 2033	702,690	27,945	3,564,255	141,747
FRB Ser. 07-80, Class F, 0.956s, 2037	—	—	29,601	29,592
Ser. 03-T2, Class 2, IO, 0.811s, 2042	2,621,555	70,958	11,613,431	314,342
FRB Ser. 06-3, Class FY, 0.756s, 2036	12,051	12,056	51,709	51,731
Ser. 01-T12, Class IO, 0.565s, 2041	1,706,460	35,063	8,652,761	177,788
Ser. 03-W1, Class 2A, IO, zero %, 2042	665,019	—	1,902,214	—
Ser. 07-44, Class CO, PO, zero %, 2037	—	—	254,089	232,448

GE Capital Commercial Mortgage Corp.
Ser. 07-C1, Class A3, 5.481s, 2049	973,000	1,016,706	3,126,000	3,266,415
FRB Ser. 06-C1, Class A2, 5.335s, 2044	317,000	318,480	1,496,000	1,502,986

GE Capital Commercial Mortgage Corp.
144A Ser. 05-C2, Class XC, IO, 0.119s, 2043	11,200,285	92,066	49,124,724	403,805

Government National Mortgage Association
IFB Ser. 09-77, Class CS, IO, 6.744s, 2038	—	—	3,925,902	560,242
IFB Ser. 09-61, Class SA, IO, 6.444s, 2039	3,128,003	355,717	7,863,995	894,293
IFB Ser. 10-98, Class CS, IO, 6.444s, 2038	176,904	29,754	936,202	157,460
IFB Ser. 10-98, Class SA, IO, 6.444s, 2038	170,818	28,605	905,735	151,674
IFB Ser. 10-32, Class SP, IO, 6.444s, 2036	236,667	27,740	1,248,491	146,336
IFB Ser. 10-125, Class CS, IO, 6.394s, 2040	—	—	8,777,236	1,428,358
IFB Ser. 10-85, Class SA, IO, 6.394s, 2040	—	—	390,524	62,078
IFB Ser. 10-85, Class AS, IO, 6.394s, 2039	242,566	37,137	1,282,134	196,295
IFB Ser. 10-113, Class SB, IO, 6.394s, 2039	11,196,442	1,948,517	21,519,625	3,745,060
IFB Ser. 10-113, Class AS, IO, 6.394s, 2039	171,467	29,160	907,178	154,275
IFB Ser. 10-125, Class ES, IO, 6.394s, 2039	3,101,781	512,884	23,563,159	3,896,205
IFB Ser. 10-85, Class SD, IO, 6.394s, 2038	161,924	24,635	856,023	130,235
Ser. 10-98, Class HS, IO, 6.344s, 2040	—	—	27,164,258	3,854,065
Ser. 10-98, Class TS, IO, 6.344s, 2040	—	—	22,278,893	3,905,044
IFB Ser. 10-98, Class QS, IO, 6.344s, 2040	229,484	35,171	1,213,979	186,054

29

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 35.9%		300 Fund 51.3%
Principal amount		Value	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-98, Class YS, IO, 6.344s, 2039	$237,427	$36,006	$1,255,682	$190,424
IFB Ser. 10-47, Class HS, IO, 6.344s, 2039	109,858	17,291	583,620	91,856
IFB Ser. 10-68, Class SD, 6.324s, 2040	—	—	12,326,734	1,880,404
IFB Ser. 10-42, Class SP, IO, 6.294s, 2039	—	—	9,956,501	1,478,956
IFB Ser. 10-3, Class MS, IO, 6.294s, 2038	3,288,702	463,245	—	—
IFB Ser. 10-31, Class PS, IO, 6.294s, 2038	2,295,132	351,757	11,854,116	1,816,790
IFB Ser. 10-60, Class S, IO, 6.244s, 2040	—	—	5,832,471	797,940
IFB Ser. 10-50, Class LS, IO, 6.244s, 2040	—	—	7,963,454	1,077,057
IFB Ser. 09-104, Class KS, IO, 6.244s, 2039	—	—	748,004	81,615
IFB Ser. 10-53, Class SA, IO, 6.244s, 2039	680,156	97,364	3,495,102	500,320
IFB Ser. 10-31, Class GS, IO, 6.244s, 2039	—	—	9,461,725	1,395,131
IFB Ser. 10-2, Class SA, IO, 6.244s, 2037	258,479	32,535	1,368,304	172,228
IFB Ser. 10-67, Class SE, IO, 6.194s, 2040	3,492,488	469,670	19,146,351	2,574,801
IFB Ser. 09-101, Class SB, IO, 6.194s, 2039	—	—	11,665,947	1,284,654
Ser. 10-47, Class AS, IO, 6.184s, 2040	—	—	12,262,600	1,633,378
IFB Ser. 10-24, Class BS, IO, 6.174s, 2038	5,719,505	837,371	34,136,783	4,997,838
IFB Ser. 09-103, Class SW, IO, 6.144s, 2037	—	—	22,496,470	2,734,446
Ser. 10-85, Class JS, IO, 6.08s, 2040	—	—	10,235,538	1,414,858
IFB Ser. 10-26, Class QS, IO, 5.994s, 2040 F	—	—	19,081,102	2,813,741
IFB Ser. 09-58, Class AS, IO, 5.994s, 2039	4,323,090	470,525	27,408,653	2,983,158
IFB Ser. 10-98, Class ST, IO, 5.744s, 2040	—	—	26,296,863	3,234,251
IFB Ser. 09-55, Class SN, IO, 5.744s, 2039	3,483,943	336,932	13,910,995	1,345,332
IFB Ser. 10-50, Class YS, IO, 5.744s, 2038	3,688,115	433,685	21,266,154	2,500,687
IFB Ser. 10-116, Class SA, IO, 5.644s, 2040	—	—	6,778,852	949,286
IFB Ser. 10-68, Class MS, IO, 5.594s, 2040	—	—	6,813,574	817,222
IFB Ser. 10-15, Class AS, IO, 5.504s, 2040	—	—	41,588,267	4,645,825
IFB Ser. 10-20, Class SD, IO, 5.424s, 2040	—	—	13,160,983	1,672,234
IFB Ser. 10-35, Class DX, IO, 5.424s, 2035	—	—	6,365,968	600,438
Ser. 10-29, Class CI, IO, 5s, 2038	—	—	6,112,000	877,091
Ser. 10-85, Class PI, IO, 5s, 2036	—	—	9,629,088	1,118,804
IFB Ser. 10-20, Class IT, IO, 5s, 2040	—	—	18,394,420	2,282,380
Ser. 10-103, Class IN, IO, 4 1/2s, 2039	—	—	28,362,157	3,757,986
Ser. 10-120, Class AI, IO, 4 1/2s, 2038	11,405,457	1,668,048	33,796,424	4,942,727
Ser. 10-94, Class PI, IO, 4 1/2s, 2037	—	—	18,531,635	2,778,639
Ser. 10-42, Class PI, IO, 4 1/2s, 2037	7,078,595	973,307	42,432,316	5,834,443
Ser. 10-87, Class ID, IO, 4 1/2s, 2035	755,840	73,062	2,964,914	286,600

Greenwich Capital Commercial Funding
Corp. Ser. 05-GG3, Class A2, 4.305s, 2042	369,771	374,716	843,328	854,605

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A3, 5.766s, 2038	803,000	851,052	1,756,000	1,861,079
Ser. 06-GG6, Class A2, 5.506s, 2038	1,029,221	1,039,115	3,989,568	4,027,917

GS Mortgage Securities Corp. II 144A
Ser. 03-C1, Class X1, IO, 0.847s, 2040	1,696,423	25,391	8,052,182	120,521

GSMPS Mortgage Loan Trust FRB
Ser. 05-RP2, Class 1AF, 0.606s, 2035	156,426	131,398	873,671	733,883

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	—	—	647,417	602,098
Ser. 05-RP1, Class 1AS, IO, 5.677s, 2035	782,217	113,421	476,085	69,032
IFB Ser. 04-4, Class 1AS, IO, 5.527s, 2034	393,176	56,765	1,189,358	171,714

30

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 35.9%		300 Fund 51.3%
Principal amount		Value	Principal amount	Value

GSMPS Mortgage Loan Trust 144A
Ser. 06-RP2, Class 1AS1, IO, 5.382s, 2036	$—	$—	$1,047,115	$152,486
Ser. 98-2, IO, 0.809s, 2027	73,951	1,569	211,611	4,491
FRB Ser. 06-RP2, Class 1AF1, 0.656s, 2036	—	—	1,047,115	879,577
FRB Ser. 04-4, Class 1AF, 0.656s, 2034	393,176	334,200	1,189,358	1,010,955
FRB Ser. 05-RP1, Class 1AF, 0.606s, 2035	782,217	664,884	476,085	404,672
Ser. 98-3, IO, 0.538s, 2027	89,551	1,528	256,085	4,371
Ser. 98-4, IO, 0.127s, 2026	94,969	2,483	271,723	7,104
Ser. 99-2, IO, 0.01s, 2027	120,667	1,301	345,037	3,720

IndyMac Inda Mortgage Loan Trust
FRB Ser. 07-AR7, Class 1A1, 5.956s, 2037	—	—	31,930	26,467

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR3, Class 2A1A, 5.557s, 2036	—	—	1,763,235	965,371
FRB Ser. 06-AR5, Class 1A2, 5.382s, 2036	243,238	37,702	581,316	90,104
FRB Ser. 05-AR15, Class A1, 5.076s, 2035	—	—	725,174	581,952
FRB Ser. 07-AR7, Class 2A1, 4.929s, 2037	808,076	456,563	1,803,099	1,018,751
FRB Ser. 06-AR11, Class 3A1, 4.702s, 2036	130,133	65,840	686,254	347,203
FRB Ser. 06-AR41, Class A3, 0.436s, 2037	468,905	227,419	1,166,679	565,839

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 06-LDP7, Class A2, 6.051s, 2045	948,588	964,722	3,713,539	3,776,700
Ser. 07-C1, Class ASB, 5.857s, 2051	768,000	835,676	4,023,000	4,377,506
Ser. 07-LD12, Class A2, 5.827s, 2051	1,470,000	1,538,356	3,343,000	3,498,451
FRB Ser. 07-LD11, Class A3, 5.817s, 2049	820,000	875,282	3,172,000	3,385,846
FRB Ser. 07-LD11, Class A2, 5.802s, 2049	999,000	1,042,791	4,090,000	4,269,285
FRB Ser. 07-CB19, Class ASB, 5.725s, 2049	—	—	1,725,000	1,859,224
Ser. 07-C1, Class A4, 5.716s, 2051	987,000	1,040,321	4,175,000	4,400,546
Ser. 06-CB16, Class A3B, 5.579s, 2045	366,000	388,822	1,218,000	1,293,949
Ser. 06-CB16, Class A2, 5.45s, 2045	—	—	720,000	734,421
Ser. 06-CB17, Class A3, 5.45s, 2043	332,000	346,077	—	—
Ser. 07-CB18, Class A3, 5.447s, 2047	958,000	1,007,643	3,325,000	3,497,301
Ser. 06-LDP8, Class A3B, 5.447s, 2045	70,000	74,699	543,000	579,449
Ser. 06-LDP9, Class A2S, 5.298s, 2047	1,448,000	1,483,780	6,560,000	6,722,098
Ser. 06-LDP8, Class A2, 5.289s, 2045	1,498,273	1,572,275	4,581,519	4,807,807
Ser. 05-CB13, Class A2, 5.247s, 2043	1,409,599	1,412,449	5,226,420	5,236,984
Ser. 05-LDP5, Class A2, 5.198s, 2044	1,493,000	1,565,191	5,934,000	6,220,926
Ser. 06-LDP9, Class X, IO, 0.45s, 2047	49,784,126	1,006,406	197,723,631	3,997,062
Ser. 06-CB16, Class X1, IO, 0.137s, 2045	3,699,378	47,653	17,560,118	226,199

LB Commercial Conduit Mortgage Trust
Ser. 07-C3, Class A2, 5.84s, 2044	261,000	272,208	381,000	397,361

LB Commercial Conduit Mortgage Trust
144A FRB Ser. 07-C3, Class A2FL, 5.84s, 2044	1,051,000	1,104,383	3,764,000	3,955,185

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	1,462,209	1,527,542	6,381,635	6,666,770
Ser. 07-C7, Class A2, 5.588s, 2045	937,000	980,211	4,272,000	4,469,007
Ser. 06-C3, Class A2, 5.532s, 2032	411,000	414,539	2,518,000	2,539,683
Ser. 07-C1, Class A2, 5.318s, 2040	1,254,000	1,290,751	3,378,000	3,477,000
Ser. 05-C7, Class A2, 5.103s, 2030	63,680	63,729	324,681	324,927
Ser. 06-C1, Class A2, 5.084s, 2031	410,660	414,319	2,396,276	2,417,623
Ser. 07-C2, Class XW, IO, 0.561s, 2040	1,094,428	26,476	5,196,085	125,701

31

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 35.9%		300 Fund 51.3%
Principal amount		Value	Principal amount	Value

LB-UBS Commercial Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO, 0.764s, 2037	$1,201,313	$20,567	$5,702,919	$97,636
Ser. 05-C3, Class XCL, IO, 0.295s, 2040	—	—	69,027,638	1,276,148

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0 7/8s, 2027	—	—	1,095,104	888,247

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.826s, 2050	796,000	852,834	1,657,000	1,775,300
FRB Ser. 07-C1, Class A2, 5.722s, 2050	841,000	879,054	3,234,000	3,380,333
Ser. 05-MCP1, Class XC, IO, 0.182s, 2043	59,379,813	734,730	175,721,337	2,174,270

Merrill Lynch Mortgage Trust 144A
Ser. 05-LC1, Class X, IO, 0.1s, 2044	5,964,128	28,225	26,309,566	124,507

Merrill Lynch/Countrywide Commercial
Mortgage Trust
Ser. 07-7, Class ASB, 5.745s, 2050	868,000	934,279	3,398,000	3,657,467
Ser. 06-1, Class A2, 5.439s, 2039	1,274,030	1,280,823	2,834,915	2,850,030
Ser. 07-5, Class A3, 5.364s, 2048	782,000	809,494	2,556,000	2,645,867
Ser. 07-6, Class A2, 5.331s, 2051	1,446,000	1,502,881	6,684,000	6,946,927
Ser. 2006-3, Class A2, 5.291s, 2046	1,057,907	1,078,592	3,889,562	3,965,612
Ser. 06-4, Class A2, 5.112s, 2049	35,000	35,850	185,000	189,491
FRB Ser. 06-4, Class A2FL, 0.376s, 2049	1,582,000	1,502,900	6,019,500	5,718,525

Morgan Stanley Capital I
FRB Ser. 07-IQ15, Class A2, 5.84s, 2049	1,373,000	1,436,277	5,012,000	5,242,986
FRB Ser. 06-T23, Class A2, 5.739s, 2041	1,026,000	1,092,813	4,672,000	4,976,241
Ser. 2006-HQ9, Class A2, 5.618s, 2044	552,000	567,140	2,822,000	2,899,400
Ser. 07-IQ14, Class A2, 5.61s, 2049	1,173,000	1,225,862	4,149,000	4,335,978
FRB Ser. 06-HQ8, Class A3, 5.441s, 2044	1,420,000	1,442,677	5,346,863	5,432,252
Ser. 07-IQ13, Class A3, 5.331s, 2044	676,000	719,199	1,889,000	2,009,714
Ser. 06-T21, Class A2, 5.09s, 2052	18,017	18,070	43,240	43,368
Ser. 05-HQ6, Class A2A, 4.882s, 2042	630,398	646,469	2,606,027	2,672,464
Ser. 03-IQ4, Class X1, IO, 0.588s, 2040	15,280,707	511,110	62,342,407	2,085,233

Morgan Stanley Mortgage Loan Trust
FRB Ser. 06-3AR, Class 3A1, 5.667s, 2036	259,154	178,817	1,259,090	868,772
Ser. 06-6AR, Class 2A, 5.411s, 2036	169,585	105,143	517,000	320,540

Morgan Stanley ReREMIC Trust 144A
FRB Ser. 10-C30A, Class A3B, 10.236s, 2043	574,000	595,525	843,571	875,205

Nomura Asset Acceptance Corp. 144A
IFB Ser. 04-R3, Class AS, IO, 6.794s, 2035	120,350	21,754	857,212	154,948
FRB Ser. 04-R2, Class A1, 6 1/2s, 2034	105,798	104,740	414,095	409,954

Residential Accredit Loans, Inc.
Ser. 06-QS17, Class A4, 6s, 2036	216,309	132,016	1,072,142	654,342
Ser. 06-QS13, Class 1A5, 6s, 2036	52,117	32,590	221,608	138,574

Residential Asset Securitization Trust
IFB Ser. 06-A9CB, Class A3, IO, 6.874s, 2036	—	—	1,152,549	189,018
Ser. 06-A13, Class A1, 6 1/4s, 2036	—	—	1,454,756	981,960
FRB Ser. 05-A2, Class A1, 0.756s, 2035	384,588	270,239	1,890,728	1,328,560
FRB Ser. 06-A9CB, Class A1, 0.626s, 2036	—	—	1,238,163	687,180

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037	635,841	348,346	2,595,975	1,422,209
FRB Ser. 05-23, Class 3A1, 5.882s, 2036	584,750	432,715	2,675,949	1,980,202
FRB Ser. 06-4, Class 6A, 5.711s, 2036	336,066	247,849	1,580,889	1,165,905
FRB Ser. 06-9, Class 1A1, 5.369s, 2036	143,946	86,577	790,375	475,375

32

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 35.9%		300 Fund 51.3%
	Principal amount	Value	Principal amount	Value

Structured Adjustable Rate Mortgage
Loan Trust 144A Ser. 04-NP2, Class A,
0.606s, 2034	$—	$—	$490,234	$392,187

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.985s, 2037	348,166	53,921	1,765,032	273,351
Ser. 07-4, Class 1A4, IO, 1s, 2037	769,564	24,818	3,632,465	117,143

Structured Asset Securities Corp. 144A
Ser. 05-RF6, Class A, IO, 5.274s, 2043	651,942	91,049	2,559,991	357,523
FRB Ser. 05-RF2, Class A, 0.606s, 2035	1,670,381	1,386,416	3,888,130	3,227,148

Vericrest Opportunity Loan Transferee
144A Ser. 10-NPL1, Class M, 6s, 2039	441,388	436,974	2,986,092	2,956,231

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.903s, 2051	1,516,000	1,635,358	3,559,000	3,839,208
FRB Ser. 07-C32, Class APB, 5.744s, 2049	842,000	907,615	3,297,000	3,553,928
FRB Ser. 07-C32, Class A2, 5.739s, 2049	1,588,000	1,652,747	6,002,000	6,246,717
Ser. 06-C25, Class A2, 5.684s, 2043	369,621	373,414	1,009,866	1,020,228
Ser. 06-C28, Class A3, 5.679s, 2048	455,000	485,907	1,571,000	1,677,715
Ser. 06-C27, Class A2, 5.624s, 2045	1,880,959	1,921,606	3,332,119	3,404,125
Ser. 07-C34, Class A2, 5.569s, 2046	345,000	359,945	1,716,000	1,790,334
Ser. 2006-C28, Class A2, 5 1/2s, 2048	1,129,000	1,154,652	3,651,000	3,733,955
Ser. 07-C30, Class APB, 5.294s, 2043	688,000	712,497	3,965,000	4,106,176
Ser. 06-C29, Class A2, 5.275s, 2048	1,473,000	1,508,746	6,922,000	7,089,980

Wachovia Bank Commercial Mortgage Trust
144A Ser. 03-C3, Class IOI, IO, 1.097s, 2035	38,649,883	753,622	6,558,159	127,876

Total mortgage-backed securities
(cost $110,799,998 and $500,808,509)		$113,574,458		$511,153,207

U.S. GOVERNMENT AND AGENCY

MORTGAGE OBLIGATIONS*	100 Fund 8.5%		300 Fund 12.9%
	Principal amount	Value	Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates
4 1/2s, TBA, November 1, 2040	$8,000,000	$8,396,875	$40,000,000	$41,984,376
4s, TBA, November 1, 2040	18,000,000	18,558,281	58,000,000	59,798,905
4s, TBA, October 1, 2040	—	—	26,000,000	26,830,781

Total U.S. government and
agency mortgage obligations
(cost $26,907,500 and $128,065,950)		$26,955,156		$128,614,062

U.S. GOVERNMENT AGENCY OBLIGATIONS*	100 Fund 1.1%		300 Fund 0.7%
	Principal amount	Value	Principal amount	Value

General Electric Capital Corp. 1 5/8s,
FDIC guaranteed notes, January 7, 2011	$625,000	$626,765	$1,025,000	$1,027,895

Goldman Sachs Group, Inc (The) 1 5/8s,
FDIC guaranteed notes, July 15, 2011	925,000	933,689	2,025,000	2,044,023

JPMorgan Chase & Co. 2 5/8s, FDIC
guaranteed notes, December 1, 2010	625,000	626,280	1,025,000	1,027,099

Morgan Stanley 2s, FDIC guaranteed notes,
September 22, 2011	700,000	710,780	1,500,000	1,523,100

33

U.S. GOVERNMENT AGENCY OBLIGATIONS* cont.	100 Fund 1.1%		300 Fund 0.7%
Principal amount		Value	Principal amount	Value

Wells Fargo & Co.
3s, FDIC guaranteed notes,
December 9, 2011	$308,000	$317,123	$660,000	$679,549
2 1/8s, FDIC guaranteed notes,
June 15, 2012	392,000	402,898	840,000	863,352

Total U.S. government agency obligations
(cost $3,583,651 and $7,094,295)		$3,617,535		$7,165,018

U.S. TREASURY OBLIGATIONS*	100 Fund 0.6%		300 Fund 0.4%
Principal amount		Value	Principal amount	Value

U.S. Treasury Bonds 6 5/8s,
February 15, 2027 [i]	$433,000	$614,994	$150,000	$213,047

U.S. Treasury Inflation Protected Securities
3s, July 15, 2012 [i]	318,063	340,807	1,478,628	1,584,364
2s, July 15, 2014 [i]	883,531	971,071	2,137,613	2,349,407

Total U.S. treasury obligations
(cost $1,926,872 and $4,146,818)		$1,926,872		$4,146,818

CORPORATE BONDS AND NOTES*	100 Fund 9.6%		300 Fund 19.9%
Principal amount		Value	Principal amount	Value

Advertising and marketing services		0.1%		0.2%
Omnicom Group, Inc. sr. unsec.
unsub. notes 4.45s, 2020	$315,000	$322,925	$1,675,000	$1,717,143

		322,925		1,717,143
Automotive		0.2%		0.3%
BMW US Capital, LLC company
guaranty sr. unsec. unsub. notes
Ser. EMTN, 4 1/4s, 2011	120,000	123,907	510,000	526,606

Daimler Finance North America LLC
guaranty sr. unsec. unsub. notes 5 7/8s,
2011 (Germany)	—	—	315,000	321,015

Daimler Finance North America LLC
guaranty unsec. unsub. notes 7.3s,
2012 (Germany)	310,000	333,106	1,085,000	1,165,872

Daimler Finance North America LLC
guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	115,000	119,720	200,000	208,208

Lear Corp. company guaranty sr. unsec.
bond 7 7/8s, 2018	—	—	1,015,000	1,103,813

		576,733		3,325,514
Banking		1.2%		2.3%
Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	650,000	687,517	3,650,000	3,860,674

Lloyds TSB Bank PLC 144A company
guaranty unsec. sub. notes Ser. MTN,
6 1/2s, 2020 (United Kingdom)	—	—	3,600,000	3,755,632

National Australia Bank, Ltd. 144A
sr. unsec. notes 2 1/2s, 2013 (Australia)	690,000	707,693	2,830,000	2,902,567

Royal Bank of Scotland PLC (The) 144A
company guaranty sr. unsec. unsub. notes
4 7/8s, 2014 (United Kingdom)	430,000	458,737	1,620,000	1,728,265

34

CORPORATE BONDS AND NOTES* cont.	100 Fund 9.6%		300 Fund 19.9%
Principal amount		Value	Principal amount	Value

Banking cont.
Shinhan Bank 144A sr. unsec. bond 6s,
2012 (South Korea)	$200,000	$212,863	$425,000	$452,333

Sumitomo Mitsui Banking Corp. 144A
sr. unsec. notes 2.15s, 2013 (Japan)	685,000	694,008	3,610,000	3,657,472

VTB Bank Via VTB Capital SA sr. notes
6 1/4s, 2035 (Russia)	—	—	500,000	515,625

VTB Bank Via VTB Capital SA 144A
sr. unsec. notes 6 7/8s, 2018 (Russia)	—	—	1,000,000	1,057,500

VTB Bank Via VTB Capital SA 144A
sr. unsec. notes 6 1/4s, 2035 (Russia)	200,000	206,250	1,850,000	1,907,813

Westpac Banking Corp. sr. unsec. unsub.
bonds 2 1/4s, 2012 (Australia)	720,000	736,869	2,665,000	2,727,438

		3,703,937		22,565,319
Beverage		0.3%		0.5%
Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec. unsub.
notes 5 3/8s, 2014	565,000	638,299	2,775,000	3,135,009

Constellation Brands, Inc. company guaranty
sr. unsec. unsub. notes 7 1/4s, 2016	400,000	440,000	2,105,000	2,315,500

		1,078,299		5,450,509
Biotechnology		—%		0.1%
Talecris Biotherapeutics Holdings Corp.
company guaranty sr. unsec. notes
7 3/4s, 2016	—	—	980,000	1,097,600

		—		1,097,600
Broadcasting		—%		0.1%
DISH DBS Corp. company guaranty
7 1/8s, 2016	—	—	977,000	1,035,620

		—		1,035,620
Building materials		—%		0.1%
Building Materials Corp. 144A sr. notes
7s, 2020	—	—	1,010,000	1,052,925

		—		1,052,925
Cable television		0.2%		0.5%
CCO Holdings LLC/CCO Holdings
Capital Corp. 144A company guaranty
sr. notes 7 7/8s, 2018	—	—	1,020,000	1,083,750

Comcast Cable Holdings LLC debs. 9.8s, 2012	58,000	64,067	290,000	320,336

Comcast Corp. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2015	447,000	526,996	2,205,000	2,599,611

CSC Holdings LLC sr. unsec. unsub. notes
8 1/2s, 2014	—	—	965,000	1,075,975

		591,063		5,079,672
Chemicals		0.2%		0.4%
Airgas, Inc. sr. unsec. unsub. notes
2.85s, 2013	255,000	260,516	1,145,000	1,169,767

Dow Chemical Co. (The) sr. unsec. FRN
2.668s, 2011	80,000	81,086	340,000	344,614

Dow Chemical Co. (The) sr. unsec. notes
7.6s, 2014	355,000	417,677	1,270,000	1,494,225

35

CORPORATE BONDS AND NOTES* cont.		100 Fund 9.6%		300 Fund 19.9%
Principal amount			Value	Principal amount	Value

Chemicals cont.
Ineos Finance PLC 144A company
guaranty sr. notes 9 1/4s, 2015
(United Kingdom)	EUR	—	$—	195,000	$289,176

Lyondell Chemical Co. 144A
company guaranty sr. notes 8s, 2017		$—	—	$1,005,000	1,100,475

			759,279		4,398,257
Coal			—%		0.3%
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		—	—	481,000	485,810

CONSOL Energy, Inc. 144A company
guaranty sr. unsec. notes 8s, 2017		—	—	985,000	1,078,575

Peabody Energy Corp. company
guaranty 7 3/8s, 2016		—	—	945,000	1,070,213

			—		2,634,598
Combined utilities			—%		0.1%
El Paso Corp. sr. unsec. notes 7s, 2017		—	—	1,140,000	1,242,643

			—		1,242,643
Commercial and consumer services			—%		0.3%
Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		—	—	3,000,000	3,090,000

			—		3,090,000
Computers			0.3%		0.4%
Seagate Technology International 144A
company guaranty sr. sec. notes 10s,
2014 (Cayman Islands)		482,000	588,040	2,168,000	2,644,960

Xerox Corp. sr. unsec. notes 6 7/8s, 2011		435,000	454,924	1,615,000	1,688,972

Xerox Corp. sr. unsec. unsub. notes
4 1/4s, 2015		—	—	120,000	129,465

			1,042,964		4,463,397
Consumer			—%		0.1%
Jarden Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017		—	—	980,000	1,042,475

			—		1,042,475
Consumer goods			0.1%		0.2%
Fortune Brands, Inc. sr. unsec. unsub. notes
3s, 2012		435,000	443,270	1,635,000	1,666,085

			443,270		1,666,085
Electric utilities			1.2%		2.0%
AES Corp. (The) sr. unsec. unsub. notes
8s, 2017		—	—	1,005,000	1,105,500

Allegheny Energy Supply 144A sr. unsec.
bond 8 1/4s, 2012		820,000	886,005	4,180,000	4,516,465

CMS Energy Corp. sr. notes 8 1/2s, 2011		439,000	451,342	1,924,000	1,978,089

CMS Energy Corp. sr. unsec. unsub. notes
FRN 1.239s, 2013		130,000	126,100	760,000	737,200

FirstEnergy Corp. notes Ser. B, 6.45s, 2011		291,000	304,060	1,081,000	1,129,513

KCP&L Greater Missouri Operations Co.
sr. unsec. unsub. notes 11 7/8s, 2012		631,000	725,629	3,439,000	3,954,737

36

CORPORATE BONDS AND NOTES* cont.	100 Fund 9.6%		300 Fund 19.9%
Principal amount		Value	Principal amount	Value

Electric utilities cont.
NiSource Finance Corp. company guaranty
sr. unsec. unsub. notes 7 7/8s, 2010	$350,000	$350,706	$1,135,000	$1,137,288

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	301,727	301,791	1,775,874	1,776,247

Texas-New Mexico Power Co. 144A
1st mtge. sec. 9 1/2s, 2019	490,000	638,921	2,370,000	3,090,293

		3,784,554		19,425,332
Energy (oil field)		—%		0.1%
Expro Finance Luxemburg 144A
sr. notes 8 1/2s, 2016 (Luxembourg)	—	—	884,000	870,740

		—		870,740
Financial		1.2%		2.0%
American Express Travel Related
Services Co., Inc. sr. unsec. unsub.
notes FRN Ser. EMTN, 0.456s, 2011	300,000	289,221	1,400,000	1,349,698

Berkshire Hathaway Finance Corp.
company guaranty sr. notes 4s, 2012	85,000	89,160	415,000	435,312

Erac USA Finance Co. LLC 144A
company guaranty sr. unsec. unsub.
notes 2 3/4s, 2013	445,000	457,688	2,315,000	2,381,005

GATX Corp. notes 4 3/4s, 2012	180,000	190,131	750,000	792,211

Hartford Financial Services
Group, Inc. (The) jr. unsec. sub. debs.
FRB 8 1/8s, 2038	235,000	250,889	1,075,000	1,147,685

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	—	—	1,027,000	1,056,526

MetLife Global Funding I 144A sr. sec.
unsub. notes 5 1/8s, 2013	100,000	108,922	350,000	381,226

MetLife Global Funding I 144A sr. unsec.
notes 2 7/8s, 2012	270,000	278,429	1,030,000	1,062,155

MetLife Global Funding I 144A sr. unsub.
notes 5 1/8s, 2014	100,000	110,975	200,000	221,950

MetLife, Inc. sr. unsec. unsub. notes
2 3/8s, 2014	500,000	509,612	4,000,000	4,076,896

New York Life Global Funding 144A
notes 3s, 2015	930,000	984,431	4,560,000	4,826,888

Prudential Financial, Inc. sr. notes 6.2s, 2015	425,000	482,713	1,595,000	1,811,593

		3,752,171		19,543,145
Food		0.4%		0.7%
Kraft Foods, Inc. sr. unsec. notes 2 5/8s, 2013	730,000	756,604	3,270,000	3,389,172

Smithfield Foods, Inc. 144A sr. sec. notes
10s, 2014	—	—	905,000	1,043,013

Tyson Foods, Inc. sr. unsec. unsub. notes
10 1/2s, 2014	400,000	481,000	1,960,000	2,356,900

		1,237,604		6,789,085
Forest products and packaging		0.6%		1.3%
Georgia-Pacific, LLC 144A company
guaranty 7 1/8s, 2017	—	—	965,000	1,037,375

Georgia-Pacific, LLC sr. unsec. unsub.
notes 8 1/8s, 2011	575,000	593,688	2,600,000	2,684,500

37

CORPORATE BONDS AND NOTES* cont.	100 Fund 9.6%		300 Fund 19.9%
Principal amount		Value	Principal amount	Value

Forest products and packaging cont.
PE Paper Escrow GmbH 144A
sr. notes 12s, 2014 (Austria)	$—	$—	$890,000	$1,032,249

Sealed Air Corp. sr. notes 7 7/8s, 2017	265,000	291,025	1,385,000	1,521,017

Sealed Air Corp. 144A notes 5 5/8s, 2013	—	—	1,442,000	1,542,417

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014	—	—	915,000	1,020,225

Weyerhaeuser Co. sr. unsec. unsub. notes
7 1/4s, 2013	825,000	881,792	4,175,000	4,462,403

		1,766,505		13,300,186
Health care		—%		0.3%
Fresenius US Finance II, Inc. 144A
sr. unsec. notes 9s, 2015	—	—	900,000	1,050,750

HCA, Inc. company guaranty sr. notes
9 5/8s, 2016 ‡‡	—	—	920,000	1,000,500

Tenet Healthcare Corp. sr. notes 9s, 2015	—	—	915,000	1,006,500

		—		3,057,750
Investment banking/Brokerage		0.3%		0.5%
Goldman Sachs Group, Inc. (The) sr. notes
3 5/8s, 2012	194,000	201,950	791,000	823,415

TD Ameritrade Holding Corp. company
guaranty sr. unsec. unsub. notes 2.95s, 2012	770,000	791,572	4,250,000	4,369,064

		993,522		5,192,479
Lodging/Tourism		—%		0.1%
Host Hotels & Resorts LP company
guaranty sr. unsec. unsub. notes Ser. Q,
6 3/4s, 2016 R	—	—	1,000,000	1,038,750

		—		1,038,750
Media		0.2%		0.5%
Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 10s, 2017	—	—	895,000	1,060,575

QVC Inc. 144A sr. notes 7 1/8s, 2017	215,000	228,975	965,000	1,027,725

Viacom, Inc. sr. unsec. notes 4 3/8s, 2014	310,000	337,234	1,571,000	1,709,014

WMG Acquisition Corp. company guaranty
sr. sec. notes 9 1/2s, 2016	—	—	935,000	1,007,463

		566,209		4,804,777
Metals		0.7%		1.1%
FMG Finance Pty Ltd. 144A sr. sec. notes
10 5/8s, 2016 (Australia)	—	—	415,000	612,125

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	400,000	452,000	1,836,000	2,074,680

Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. notes sr. unsec. notes
8.95s, 2014 (Australia)	505,000	630,618	2,495,000	3,115,626

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 7 3/8s, 2012	400,000	427,500	2,060,000	2,201,625

Teck Resources Limited sr. unsec. unsub.
notes 7s, 2012 (Canada)	630,000	670,792	3,190,000	3,396,549

		2,180,910		11,400,605

38

CORPORATE BONDS AND NOTES* cont.	100 Fund 9.6%		300 Fund 19.9%
Principal amount		Value	Principal amount	Value

Natural gas utilities		0.4%		0.7%
Energy Transfer Partners LP sr. unsec.
unsub. notes 5.65s, 2012	$740,000	$786,368	$3,780,000	$4,016,851

Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	490,000	519,400	2,510,000	2,660,600

		1,305,768		6,677,451
Oil and gas		0.2%		0.9%
Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015	—	—	935,000	1,084,600

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 8 1/4s, 2020	—	—	955,000	1,062,438

Gazprom Via White Nights Finance BV notes
10 1/2s, 2014 (Russia)	—	—	1,000,000	1,205,450

Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	—	—	985,000	1,039,175

Ras Laffan Liquefied Natural Gas Co., Ltd.
144A company guaranty sr. notes 4 1/2s,
2012 (Qatar)	250,000	261,963	1,000,000	1,047,851

Total Capital SA company guaranty sr. unsec.
unsub. notes 3s, 2015 (France)	500,000	525,347	2,900,000	3,047,012

		787,310		8,486,526
Power producers		—%		0.1%
NRG Energy, Inc. sr. notes 7 3/8s, 2016	—	—	1,025,000	1,067,281

		—		1,067,281
Railroads		—%		—%
RailAmerica, Inc. company guaranty
sr. notes 9 1/4s, 2017	—	—	305,000	337,788

		—		337,788
Real estate		0.3%		0.5%
Simon Property Group LP sr. unsec. unsub.
notes 5.1s, 2015 R	700,000	789,292	3,900,000	4,397,484

Simon Property Group LP sr. unsec. unsub.
notes 4.2s, 2015 R	70,000	75,451	300,000	323,360

		864,743		4,720,844
Regional Bells		0.4%		0.9%
Frontier Communications Corp. sr. unsec.
notes 8 1/4s, 2017	—	—	1,005,000	1,145,700

Frontier Communications Corp. sr. unsec.
notes 7 7/8s, 2015	605,000	677,600	2,835,000	3,175,200

Qwest Communications International, Inc.
company guaranty Ser. B, 7 1/2s, 2014	—	—	1,000,000	1,020,000

Verizon Pennsylvania, Inc. sr. unsec. unsub.
bonds 5.65s, 2011	645,000	675,493	3,150,000	3,298,919

		1,353,093		8,639,819
Retail		0.4%		0.8%
Autonation, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2018	465,000	481,275	2,560,000	2,649,600

Macy’s Retail Holdings, Inc. company guaranty
sr. unsec. notes 6 5/8s, 2011	60,000	61,275	170,000	173,613

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	505,000	625,526	2,495,000	3,090,469

39

CORPORATE BONDS AND NOTES* cont.	100 Fund 9.6%		300 Fund 19.9%
	Principal amount	Value	Principal amount	Value

Retail cont.
SUPERVALU, Inc. sr. unsec. notes
8s, 2016	$—	$—	$985,000	$1,001,006

Toys R Us Property Co., LLC 144A
sr. notes 8 1/2s, 2017	—	—	950,000	1,028,375

		1,168,076		7,943,063
Telecommunications		0.5%		1.2%
British Telecommunications PLC
notes 8 3/8s, 2010 (United Kingdom)	782,000	790,083	4,006,000	4,047,406

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017
(United Kingdom)	—	—	210,000	224,700

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec. notes
8 7/8s, 2015 (Bermuda)	—	—	973,000	1,007,055

NII Capital Corp. company guaranty
sr. unsec. unsub. notes 10s, 2016	—	—	920,000	1,043,050

SBA Tower Trust 144A company
guaranty mtge. notes 4.254s, 2015	625,000	667,579	2,900,000	3,097,567

Sprint Capital Corp. notes 8 3/8s, 2012	—	—	1,036,000	1,107,225

Windstream Corp. company guaranty
8 5/8s, 2016	—	—	995,000	1,057,188

		1,457,662		11,584,191
Telephone		0.2%		0.3%
CenturyLink, Inc. sr. unsec. unsub. notes
Ser. L, 7 7/8s, 2012	610,000	666,377	3,010,000	3,288,187

		666,377		3,288,187
Total corporate bonds and notes
(cost $29,525,109 and $192,290,089)		$30,402,974		$198,029,756

ASSET-BACKED SECURITIES*	100 Fund 6.9%		300 Fund 11.7%
	Principal amount	Value	Principal amount	Value

Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032	$1,206,895	$953,447	$6,289,133	$4,968,415
Ser. 00-5, Class A6, 7.96s, 2032	401,061	340,902	3,995,077	3,395,815
Ser. 01-4, Class A4, 7.36s, 2033	1,180,990	1,251,850	2,154,963	2,284,261
Ser. 00-6, Class A5, 7.27s, 2031	1,280,785	1,312,805	5,082,694	5,209,762
Ser. 01-1, Class A5, 6.99s, 2031	428,801	441,665	3,594,269	3,702,097
Ser. 01-3, Class A4, 6.91s, 2033	482,766	499,663	2,191,604	2,268,310

Countrywide Asset Backed Certificates
FRB Ser. 07-8, Class 2A3, 0.446s, 2037	1,226,000	465,880	10,157,000	3,859,660
FRB Ser. 07-9, Class 2A3, 0.436s, 2047	—	—	7,440,000	3,302,616
FRB Ser. 06-23, Class 2A3, 0.426s, 2037	701,000	364,126	6,329,000	3,287,523
FRB Ser. 06-24, Class 2A3, 0.406s, 2047	2,041,000	918,450	9,274,000	4,173,300
FRB Ser. 07-2, Class 2A3, 0.396s, 2037	3,136,000	1,254,400	12,081,000	4,832,400
FRB Ser. 07-1, Class 2A3, 0.396s, 2037	—	—	7,697,000	2,790,163

40

ASSET-BACKED SECURITIES* cont.	100 Fund 6.9%		300 Fund 11.7%
	Principal amount	Value	Principal amount	Value

First Franklin Mortgage Loan Asset
Backed Certificates
FRB Ser. 06-FF13, Class A2D,
0.496s, 2036	$—	$—	$1,594,000	$801,384
FRB Ser. 06-FF18, Class A2C,
0.416s, 2037	2,424,000	1,236,240	10,496,000	5,352,960
FRB Ser. 06-FF13, Class A2C,
0.416s, 2036	—	—	1,879,000	920,710
FRB Ser. 06-FF11, Class 2A3,
0.406s, 2036	—	—	1,556,000	781,205

Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2029	353,311	323,280	3,609,133	3,302,357
Ser. 96-8, Class M1, 7.85s, 2027	366,000	367,169	1,337,000	1,341,272
FRN Ser. 96-9, Class M1, 7.63s, 2027	1,252,000	1,234,073	4,575,000	4,509,491
Ser. 99-4, Class A7, 7.41s, 2031	—	—	2,490,528	2,291,286
Ser. 1997-5, Class M1, 6.95s, 2029	1,306,000	1,273,350	5,010,000	4,884,750

GSAA Home Equity Trust
FRB Ser. 07-4, Class A1, 0.356s, 2037	113,526	54,308	554,253	265,140
FRB Ser. 06-17, Class A1, 0.316s, 2036	1,023,399	501,465	4,299,521	2,106,765
FRB Ser. 06-16, Class A1, 0.316s, 2036	541,068	300,293	2,461,361	1,366,055
FRB Ser. 06-12, Class A1, 0.306s, 2036	729,148	373,032	8,185,989	4,187,952

GSAMP Trust FRB Ser. 07-HE2, Class A2A,
0.376s, 2047	31,095	29,229	95,480	89,751

HSI Asset Securitization Corp. Trust FRB
Ser. 06-HE1, Class 2A1, 0.306s, 2036	36,591	26,711	155,581	113,574

Long Beach Mortgage Loan Trust FRB
Ser. 06-WL1, Class 2A3, 0.496s, 2046	—	—	3,002,339	2,199,213

Madison Avenue Manufactured Housing
Contract FRB Ser. 02-A, Class B1,
3.506s, 2032	1,459,000	1,313,100	5,001,000	4,500,900

MASTR Asset Backed Securities Trust
FRB Ser. 07-WMC1, Class A3,
0.356s, 2037	1,471,634	515,072	6,045,313	2,115,859
FRB Ser. 07-WMC1, Class A2,
0.306s, 2037	2,098,463	734,462	7,047,865	2,466,753

Merrill Lynch First Franklin Mortgage
Loan Asset Backed Certificates
FRB Ser. 07-1, Class A2C, 0.506s, 2037	—	—	551,000	275,500
FRB Ser. 07-1, Class A2B, 0.426s, 2037	1,768,795	981,681	5,650,373	3,135,957

Morgan Stanley Capital, Inc.
FRB Ser. 06-HE3, Class A2D,
0.506s, 2036	2,278,000	942,636	6,667,000	2,758,805
FRB Ser. 06-HE6, Class A2D,
0.496s, 2036	1,626,000	585,360	4,792,000	1,725,120
FRB Ser. 06-WMC2, Class A2C,
0.406s, 2036	—	—	2,887,834	1,046,840

Morgan Stanley IXIS Real Estate Capital
FRB Ser. 06-2, Class A3, 0.406s, 2036	—	—	11,310,000	4,099,875

41

ASSET-BACKED SECURITIES* cont.		100 Fund 6.9%		300 Fund 11.7%
	Principal amount		Value	Principal amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 00-D, Class A4, 7.4s, 2030		$521,000	$346,465	$3,569,000	$2,373,385
Ser. 02-B, Class A4, 7.09s, 2032		—	—	3,067,539	2,941,965
Ser. 02-A, Class A4, 6.97s, 2032		—	—	2,752,133	2,765,893
Ser. 98-A, Class M, 6.825s, 2028		1,324,000	1,271,841	2,176,000	2,090,277
Ser. 02-B, Class A2, 5.19s, 2019		1,380,599	1,243,938	2,392,823	2,155,967

Securitized Asset Backed Receivables, LLC
FRB Ser. 06-FR4, Class A2B, 0.426s, 2036		—	—	2,280,000	969,000
FRB Ser. 07-BR5, Class A2A, 0.386s, 2037		24,713	19,153	83,895	65,019
FRB Ser. 07-BR4, Class A2A, 0.346s, 2037		173,500	119,941	683,909	472,786
FRB Ser. 06-WM3, Class A1, 0.306s, 2036		—	—	3,294,690	1,301,402

WAMU Asset-Backed Certificates
FRB Ser. 07-HE2, Class 2A1, 0.366s, 2037		79,821	53,584	377,396	253,346
FRB Ser. 07-HE1, Class 2A1, 0.306s, 2037		118,748	81,283	466,803	319,526

Total asset-backed securities
(cost $21,320,563 and $114,600,414)			$21,730,854		$116,422,362

PURCHASED OPTIONS OUTSTANDING*		100 Fund 0.9%		300 Fund 1.2%
Expiration date/		Contract		Contract
strike price		amount	Value	amount	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
pay a fixed rate of 3.04%
versus the three month
USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.04	$9,583,800	$108,489	$55,416,300	$627,313

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 3.04%
versus the three month
USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.04	9,583,800	305,436	55,416,300	1,766,117

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
pay a fixed rate of 3.11%
versus the three month
USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.11	9,583,800	90,759	55,416,300	524,792

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 3.11%
versus the three month
USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.11	9,583,800	347,988	55,416,300	2,012,166

42

PURCHASED OPTIONS OUTSTANDING* cont.		100 Fund 0.9%		300 Fund 1.2%
Expiration date/		Contract		Contract
strike price		amount	Value	amount	Value

Option on an interest rate
swap with Barclays Bank
PLC for the right to receive
a fixed rate of 3.7375%
versus the three month
USD-LIBOR-BBA maturing
March 9, 2021.	Mar-11/3.7375	$5,836,600	$483,212	$22,181,100	$1,836,373

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 3.665%
versus the three month
USD-LIBOR-BBA maturing
March 8, 2021.	Mar-11/3.665	5,836,600	448,426	22,181,100	1,704,174

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
pay a fixed rate of 1.885%
versus the three month
USD-LIBOR-BBA maturing
December 13, 2015.	Dec-10/1.885	52,983,100	45,036	160,285,200	136,242

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 1.885%
versus the three month
USD-LIBOR-BBA maturing
December 13, 2015.	Dec-10/1.885	52,983,100	1,032,111	160,285,200	3,122,356

Total purchased options outstanding
(cost $2,188,386 and $9,322,517)			$2,861,457		$11,729,533

FOREIGN GOVERNMENT BONDS AND NOTES*		100 Fund 0.5%		300 Fund 1.1%
	Principal amount		Value	Principal amount	Value

Argentina (Republic of) sr. unsec.
bonds Ser. VII, 7s, 2013		$—	$—	$1,175,000	$1,165,013

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 0.677s, 2012		2,130,000	495,225	14,010,000	3,257,325

Ontario (Province of) sr. unsec.
unsub. bonds 1 7/8s, 2012		600,000	614,927	2,100,000	2,152,246

Royal Bank of Scotland PLC sr.
unsec. unsub. notes company
guaranty Ser. 2, 3.4s, 2013		325,000	337,230	2,560,000	2,656,335

Ukraine (Government of) 144A sr.
unsec. unsub. notes 7.65s, 2013		—	—	1,700,000	1,757,375

Total foreign government bonds and notes
(cost $1,385,693 and $10,669,901)			$1,447,382		$10,988,294

43

SHORT-TERM INVESTMENTS*		100 Fund 49.1%		300 Fund 16.6%
	Principal amount/			Principal amount/

		shares	Value	shares	Value

Egypt Treasury Bills for an
effective yield of 9.79%, April 5, 2011	EGP	—	$—	4,625,000	$768,080

Egypt Treasury Bills for an
effective yield of 10.10%, March 8, 2011	EGP	—	—	17,900,000	2,994,931

Federal Farm Credit Bank for an
effective yield of 0.27%, February 28, 2011		$500,000	500,100	$1,300,000	1,300,260

Federal Home Loan Mortgage Corp.
Discount Notes for an effective yield
of 0.34%, November 16, 2010 ##		20,000,000	19,997,167	25,000,000	24,996,458

Federal National Mortgage Association
Discount Notes for an effective yield of
0.27%, November 1, 2010		15,000,000	15,000,000	25,000,000	25,000,000

U.S. Treasury Bills for effective yields
from 0.25% to 0.27%, June 2, 2011 # ##		9,000,000	8,985,645	760,000	758,788

U.S. Treasury Bills for an effective
yield of 0.25%, November 18, 2010 #		102,000	101,988	—	—

U.S. Treasury Bills for an effective
yield of 0.23%, May 5, 2011		9,000,000	8,989,551	—	—

U.S. Treasury Bills for effective
yields from 0.22% to 0.24%,
July 28, 2011 # ##		—	—	919,000	917,252

U.S. Treasury Bills for an effective
yield of 0.22%, October 20, 2011 ##		20,000,000	19,957,640	30,000,000	29,936,460

U.S. Treasury Bills for effective
yields from 0.22% to 0.31%, March 10, 2011 #		70,000	69,964	332,000	331,831

U.S. Treasury Bills for an effective
yield of 0.20%, September 22, 2011		15,000,000	14,972,235	20,000,000	19,962,980

U.S. Treasury Bills for effective
yields from 0.19% to 0.24%,
August 25, 2011 # ##		15,000,000	14,969,925	5,602,000	5,590,768

U.S. Treasury Bills for effective
yields from 0.16% to 0.26%,
December 16, 2010 # ##		25,116,000	25,110,900	224,000	223,926

Putnam Money Market Liquidity
Fund 0.16% [e]		26,746,108	26,746,108	52,782,436	52,782,436

Total short-term investments
(cost $155,406,782 and $165,615,619)			$155,401,223		$165,564,170

TOTAL INVESTMENTS

Total investments (cost $353,044,554 and $1,132,614,112)			$357,917,911		$1,153,813,220

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso

44

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the funds’ portfolios

Unless noted otherwise, the notes to the funds’ portfolios are for the close of the funds’ reporting period, which ran from November 1, 2009 through October 31, 2010 (the reporting period).

* Percentages indicated are based on net assets as follows:

100 Fund	$316,490,512
300 Fund	995,955,292

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts, for one or both of the funds, at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts, for one or both of the funds, at the close of the reporting period.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs (Note 1).

i Securities purchased with cash or securities received, that were pledged, to one or both of the funds, for collateral on certain derivatives contracts (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the funds maintained liquid assets totaling $78,646,259 and $439,718,034 (for 100 Fund and 300 Fund, respectively) to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBAs.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

45

100 Fund

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $621,411)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	11/22/10	$4,787	$4,726	$(61)

	British Pound	Sell	11/22/10	26,266	25,972	(294)

	Canadian Dollar	Buy	11/22/10	7,446	7,423	23

	Euro	Buy	11/22/10	68,907	67,955	952

	Japanese Yen	Sell	11/22/10	2,672	2,579	(93)

Barclays Bank PLC

	British Pound	Sell	11/22/10	60,221	59,591	(630)

	Canadian Dollar	Buy	11/22/10	12,737	12,698	39

Citibank, N.A.

	Australian Dollar	Buy	11/22/10	5,861	5,782	79

	British Pound	Sell	11/22/10	46,447	45,958	(489)

	Canadian Dollar	Buy	11/22/10	12,247	12,210	37

	Euro	Buy	11/22/10	6,946	6,854	92

	Japanese Yen	Buy	11/22/10	2,272	2,193	79

	Swiss Franc	Buy	11/22/10	304	309	(5)

Credit Suisse AG

	Euro	Buy	11/22/10	2,223	2,192	31

Deutsche Bank AG

	Australian Dollar	Buy	11/22/10	977	963	14

	Canadian Dollar	Sell	11/22/10	1,666	1,661	(5)

	Euro	Sell	11/22/10	28,341	27,968	(373)

Goldman Sachs International

	British Pound	Sell	11/22/10	801	792	(9)

	Euro	Sell	11/22/10	37,232	36,700	(532)

HSBC Bank USA, National Association

	Euro	Buy	11/22/10	6,807	6,717	90

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	11/22/10	8,010	7,902	108

	British Pound	Sell	11/22/10	160	158	(2)

	Euro	Buy	11/22/10	31,953	31,529	424

	Japanese Yen	Sell	11/22/10	921	889	(32)

Royal Bank of Scotland PLC (The)

	British Pound	Sell	11/22/10	5,445	5,388	(57)

	Swiss Franc	Sell	11/22/10	31,565	32,008	443

State Street Bank and Trust Co.

	Euro	Buy	11/22/10	4,723	4,657	66

UBS AG

	British Pound	Sell	11/22/10	106,025	104,912	(1,113)

	Euro	Sell	11/22/10	5,279	5,209	(70)

46

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $621,411) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	British Pound	Buy	11/22/10	$13,934	$13,788	$146

	Euro	Buy	11/22/10	84,884	83,728	1,156

Total						$14

FUTURES CONTRACTS OUTSTANDING at 10/31/10
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	10	$1,795,780	Dec-10	$925

Euro-Schatz 2 yr (Long)	60	9,073,393	Dec-10	(241)

U.K. Gilt 10 yr (Long)	28	5,532,918	Dec-10	(49,574)

U.S. Treasury Bond 20 yr (Short)	24	3,142,500	Dec-10	10,517

U.S. Treasury Bond 30 yr (Long)	102	13,754,063	Dec-10	(583,680)

U.S. Treasury Note 10 yr (Short)	66	8,334,563	Dec-10	65,484

Total				$(556,569)

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $8,269,000)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of
4.49% versus the three month USD-LIBOR-BBA
maturing August 17, 2021.	$3,714,000	Aug-11/4.49	$492,588

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	3,714,000	Aug-11/4.49	13,519

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	2,926,000	Aug-11/4.475	383,950

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	2,926,000	Aug-11/4.475	11,060

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	1,857,000	Aug-11/4.55	255,560

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	1,857,000	Aug-11/4.55	6,165

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	1,266,000	Aug-11/4.7	191,179

47

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $8,269,000) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	$1,266,000	Aug-11/4.7	$3,051

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	3,605,500	Jul-11/4.5475	503,760

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	3,605,500	Jul-11/4.5475	9,591

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	7,211,000	Jul-11/4.52	990,864

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	7,211,000	Jul-11/4.52	20,119

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	4,204,800	Aug-15/4.375	497,176

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	4,204,800	Aug-15/4.375	494,274

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 17, 2022.	9,007,500	Jan-12/4.8	1,305,997

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 17, 2022.	9,007,500	Jan-12/4.8	55,396

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	4,204,800	Aug-15/4.46	525,726

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	4,204,800	Aug-15/4.46	466,943

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	5,404,500	Jan-12/4.72	748,469

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	5,404,500	Jan-12/4.72	37,021

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
3.565% versus the three month USD-LIBOR-BBA
maturing January 25, 2041.	15,211,200	Jan-11/3.565	432,911

48

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $8,269,000) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.565% versus the three month USD-LIBOR-BBA
maturing January 25, 2041.	$15,211,200	Jan-11/3.565	$801,782

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	4,829,800	Sep-15/4.04	249,073

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	4,829,800	Sep-15/4.04	373,778

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	91,380	Feb-15/5.27	10,276

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	91,380	Feb-15/5.27	2,695

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	189,400	Apr-12/4.8675	27,169

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	189,400	Apr-12/4.8675	1,581

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	5,836,600	Mar-11/4.7375	1,109

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	5,836,600	Mar-11/4.665	1,226

Total			$8,914,008

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
AUD	910,000	$—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	$(3,628)

AUD	400,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	2,760

AUD	410,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	(243)

AUD	920,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	2,548

49

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
CAD	590,000	—	9/21/20	3.1025%	3 month CAD-
					BA-CDOR	$(9,482)

AUD	1,310,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	1,524

AUD	660,000	—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	2,462

EUR	550,000 E	—	10/29/40	2.435%	6 month EUR-
					EURIBOR-
					REUTERS	(3,783)

GBP	2,240,000	—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	25,504

GBP	1,320,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(67,627)

Barclays Bank PLC
AUD	410,000 E	—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	11,976

AUD	530,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	(1,404)

	$3,618,700 E	$ —	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(451,795)

	3,700,700	(84,654)	9/21/20	3 month USD-
				LIBOR-BBA	3.95%	353,535

	8,992,900	236,064	9/28/20	4.02%	3 month USD-
					LIBOR-BBA	(878,442)

AUD	470,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	(2,214)

AUD	1,200,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	1,677

	$8,454,100	11,908	10/22/15	1.35%	3 month USD-
					LIBOR-BBA	37,969

	6,879,100	76,657	10/28/30	3 month USD-
				LIBOR-BBA	3.38%	(13,324)

GBP	800,000	—	8/24/20	2.9525%	6 month GBP-
					LIBOR-BBA	16,653

GBP	800,000	—	8/25/20	2.898%	6 month GBP-
					LIBOR-BBA	22,952

AUD	700,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(13,012)

	$230,000	—	8/27/40	3.21625%	3 month USD-
					LIBOR-BBA	17,533

	17,529,700	(423,343)	10/20/20	3 month USD-
				LIBOR-BBA	4.065%	1,776,911

	2,102,900	—	10/29/20	3 month USD-
				LIBOR-BBA	2.76%	13,583

50

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
GBP	8,420,000	$—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	$67,845

GBP	6,740,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	(262,301)

GBP	2,000,000	—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	91,799

	$62,572,200	30,664	7/9/12	0.96%	3 month USD-
					LIBOR-BBA	(684,291)

	3,433,300	—	8/9/20	3 month USD-
				LIBOR-BBA	2.89875%	92,929

	11,888,400	—	9/24/12	0.6175%	3 month USD-
					LIBOR-BBA	(33,991)

	6,961,800	—	9/24/20	2.5875%	3 month USD-
					LIBOR-BBA	39,725

Credit Suisse International
	2,049,600	49	3/19/11	3 month USD-
				LIBOR-BBA	0.5%	1,995

CHF	1,200,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	(11,073)

	$21,900,000	—	9/27/12	0.6125%	3 month USD-
					LIBOR-BBA	(59,505)

	1,100,000	—	9/27/20	2.53875%	3 month USD-
					LIBOR-BBA	11,543

	4,934,700	—	10/5/20	3 month USD-
				LIBOR-BBA	2.61125%	(23,105)

	11,379,600	—	10/7/40	3.377%	3 month USD-
					LIBOR-BBA	561,470

	4,512,500	(4,444)	10/27/14	3 month USD-
				LIBOR-BBA	1.06%	(3,281)

CHF	3,930,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(19,419)

CHF	3,930,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(20,346)

CHF	3,930,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(16,880)

GBP	1,730,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	(62,710)

GBP	960,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	43,626

Deutsche Bank AG
	$57,626,300	(36,258)	7/27/12	0.78%	3 month USD-
					LIBOR-BBA	(474,599)

	44,576,500	104,425	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	1,589,562

	78,469,100	202,252	5/6/15	2.68%	3 month USD-
					LIBOR-BBA	(5,718,478)

51

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
AUD	197,500 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	$5,046

AUD	680,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	17,545

	$2,328,500	—	7/20/40	3.7275%	3 month USD-
					LIBOR-BBA	(59,170)

	19,206,500	—	7/23/14	3 month USD-
				LIBOR-BBA	1.5475%	494,117

	5,090,900	—	7/23/40	3.7125%	3 month USD-
					LIBOR-BBA	(113,426)

	64,059,200	(7,131)	10/1/12	0.59%	3 month USD-
					LIBOR-BBA	(149,467)

	2,536,700	(625)	10/1/13	0.84%	3 month USD-
					LIBOR-BBA	(11,608)

GBP	800,000	—	10/5/20	3.0575%	6 month GBP-
					LIBOR-BBA	9,654

EUR	550,000 E	—	10/28/40	2.39%	6 month EUR-
					EURIBOR-
					REUTERS	(2,140)

CHF	4,330,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(17,090)

	$8,707,700	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	153,244

	2,796,400	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	(36,634)

AUD	920,000	—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	(3,369)

AUD	410,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	2,712

AUD	380,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	9,957

JPMorgan Chase Bank, N.A.
AUD	470,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	(3,664)

AUD	352,500	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(3,329)

	$3,618,700 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(428,707)

	5,531,200	(129,430)	9/20/20	3 month USD-
				LIBOR-BBA	3.995%	548,418

	3,687,400	(85,916)	9/20/20	3 month USD-
				LIBOR-BBA	3.965%	355,929

	1,898,700	86,771	10/14/20	4.02%	3 month USD-
					LIBOR-BBA	(145,087)

	2,328,500	—	7/20/40	3.7225%	3 month USD-
					LIBOR-BBA	(56,949)

AUD	130,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	3,791

52

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
JPY	193,710,000	$—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	$(26,918)

AUD	352,500	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(1,727)

AUD	900,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	14,534

	$6,486,700	—	9/7/14	3 month USD-
				LIBOR-BBA	1.3375%	91,390

	1,676,800	—	10/25/40	3.5275%	3 month USD-
					LIBOR-BBA	37,775

	4,800,000	—	10/28/20	3 month USD-
				LIBOR-BBA	2.72175%	14,183

JPY	193,170,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	14,714

AUD	60,000	—	9/16/15	6 month AUD-
				BBR-BBSW	5.375%	(254)

AUD	10,000	—	9/16/20	5.549%	6 month AUD-
					BBR-BBSW	87

CAD	590,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(9,611)

	$11,614,000	—	10/5/12	0.62125%	3 month USD-
					LIBOR-BBA	(29,212)

JPY	8,800,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	1,063

JPY	11,800,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(225)

	$15,124,900	56,836	7/16/40	3.88%	3 month USD-
					LIBOR-BBA	(773,888)

	9,793,100	(346,676)	10/20/40	3 month USD-
				LIBOR-BBA	3.7575%	(136,988)

	23,591,500	—	7/20/12	0.84%	3 month USD-
					LIBOR-BBA	(209,500)

Total						$(4,491,656)

E See Note 1 to the financial statements regarding extended effective dates.

53

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10
		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$6,946,896	$—	1/12/38	(6.50%) 1 month	Synthetic TRS	$(87,728)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	1,560,575	—	1/12/39	5.50% (1 month	Synthetic TRS	21,573
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	5,928,649	—	1/12/39	5.50% (1 month	Synthetic TRS	81,954
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	6,088,013	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(76,881)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	2,075,885	—	1/12/38	6.50% (1 month	Synthetic TRS	26,215
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	1,798,006	—	1/12/39	5.50% (1 month	Synthetic TRS	24,855
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	1,837,140	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(23,200)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	2,334,831	—	1/12/39	5.50% (1 month	Synthetic TRS	32,275
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	2,388,207	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(30,159)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	4,900,291	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(61,882)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	4,751,912	—	1/12/39	5.50% (1 month	Synthetic TRS	65,688
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	4,751,912	—	1/12/39	5.50% (1 month	Synthetic TRS	65,688
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

54

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.
		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$4,900,291	$—	1/12/38	(6.50%) 1 month	Synthetic TRS	$(61,882)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

Citibank, N.A.
GBP	1,050,000 F	—	5/18/13	(3.38%)	GBP Non-revised	(6,420)
					UK Retail Price
					Index

Goldman Sachs International
	$525,000	—	7/28/11	(0.685%)	USA Non Revised	2,473
					Consumer Price
					Index- Urban
					(CPI-U)

	525,000	—	7/29/11	(0.76%)	USA Non Revised	2,100
					Consumer Price
					Index- Urban
					(CPI-U)

	525,000	—	7/30/11	(0.73%)	USA Non Revised	2,273
					Consumer Price
					Index- Urban
					(CPI-U)

	3,702,938	—	1/12/39	5.50% (1 month	Synthetic TRS	51,187
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	6,743,482	—	1/12/39	5.50% (1 month	Synthetic TRS	93,217
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	6,924,748	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(87,448)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

JPMorgan Chase Bank, N.A.
EUR	295,000 F	—	8/10/12	(1.435%)	Eurostat Eurozone	977
					HICP excluding
					tobacco

Total						$34,875

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities’ valuation inputs.

55

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/10
		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5.5%,
7/30/17	—	$(1,513)	$170,000	12/20/19 (100 bp)		$13,593

Deutsche Bank AG
France, Gov’t of,
4.25%, 04/25/2019	—	1,870	2,000,000	6/20/15	(100 bp)	(30,064)

JPMorgan Chase Bank, N.A.
Spain Gov’t, 5.5%,
7/30/2017	—	(105,116)	1,400,000	6/20/15	(100 bp)	(39,633)

Spain Gov’t, 5.5%,
7/30/2017	—	(109,345)	1,200,000	6/20/16	(100 bp)	(39,932)

Total						$(96,036)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

300 Fund

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $311,458,329)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	11/22/10	$3,363,060	$3,320,105	$42,955

	Brazilian Real	Buy	11/22/10	305,693	311,329	(5,636)

	British Pound	Sell	11/22/10	112,753	111,489	(1,264)

	Canadian Dollar	Sell	11/22/10	3,499,055	3,509,705	10,650

	Chilean Peso	Buy	11/22/10	717,594	726,468	(8,874)

	Czech Koruna	Sell	11/22/10	1,323,376	1,326,691	3,315

	Euro	Buy	11/22/10	103,500	102,069	1,431

	Japanese Yen	Sell	11/22/10	455,965	453,382	(2,583)

	Mexican Peso	Buy	11/22/10	1,414,932	1,413,070	1,862

	Norwegian Krone	Buy	11/22/10	91,984	92,564	(580)

	Singapore Dollar	Sell	11/22/10	1,949,312	1,930,101	(19,211)

	South Korean Won	Buy	11/22/10	667,777	674,060	(6,283)

	Swedish Krona	Sell	11/22/10	3,547,648	3,539,690	(7,958)

	Swiss Franc	Sell	11/22/10	2,899,124	2,936,387	37,263

	Taiwan Dollar	Buy	11/22/10	18,681	18,748	(67)

	Turkish Lira (New)	Buy	11/22/10	2,000,602	2,015,484	(14,882)

56

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $311,458,329) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	11/22/10	$7,140,214	$7,041,853	$98,361

	Brazilian Real	Buy	11/22/10	948,555	960,047	(11,492)

	British Pound	Sell	11/22/10	3,551,570	3,485,688	(65,882)

	Canadian Dollar	Sell	11/22/10	2,974,878	2,961,088	(13,790)

	Chilean Peso	Buy	11/22/10	26,061	26,371	(310)

	Czech Koruna	Sell	11/22/10	2,006,855	2,026,911	20,056

	Euro	Sell	11/22/10	1,231,718	1,231,255	(463)

	Hungarian Forint	Buy	11/22/10	752,848	751,769	1,079

	Japanese Yen	Buy	11/22/10	29,142	28,132	1,010

	Mexican Peso	Buy	11/22/10	660,619	653,780	6,839

	New Zealand Dollar	Sell	11/22/10	1,297,449	1,284,638	(12,811)

	Norwegian Krone	Sell	11/22/10	513,546	511,336	(2,210)

	Polish Zloty	Buy	11/22/10	2,816,830	2,825,291	(8,461)

	Singapore Dollar	Sell	11/22/10	2,500,322	2,475,681	(24,641)

	South Korean Won	Buy	11/22/10	661,598	666,685	(5,087)

	Swedish Krona	Buy	11/22/10	3,694,980	3,730,970	(35,990)

	Swiss Franc	Sell	11/22/10	3,231,726	3,275,385	43,659

	Taiwan Dollar	Buy	11/22/10	52,398	52,326	72

	Turkish Lira (New)	Buy	11/22/10	1,922,712	1,934,710	(11,998)

Citibank, N.A.

	Australian Dollar	Buy	11/22/10	3,415,225	3,368,842	46,383

	Brazilian Real	Buy	11/22/10	1,420,438	1,444,220	(23,782)

	British Pound	Sell	11/22/10	3,336,154	3,301,034	(35,120)

	Canadian Dollar	Sell	11/22/10	3,090,981	3,081,642	(9,339)

	Chilean Peso	Buy	11/22/10	27,327	27,660	(333)

	Czech Koruna	Sell	11/22/10	1,469,437	1,474,868	5,431

	Euro	Buy	11/22/10	18,338	18,095	243

	Hungarian Forint	Buy	11/22/10	730,638	735,970	(5,332)

	Japanese Yen	Buy	11/22/10	11,685	11,280	405

	Mexican Peso	Buy	11/22/10	786,279	784,657	1,622

	Norwegian Krone	Buy	11/22/10	3,242,866	3,262,552	(19,686)

	Polish Zloty	Buy	11/22/10	664,903	666,270	(1,367)

	Singapore Dollar	Sell	11/22/10	2,047,095	2,027,819	(19,276)

	South African Rand	Sell	11/22/10	1,375,805	1,397,178	21,373

	South Korean Won	Buy	11/22/10	1,447,925	1,453,978	(6,053)

	Swedish Krona	Buy	11/22/10	289,875	289,389	486

	Swiss Franc	Sell	11/22/10	3,601,475	3,650,786	49,311

	Taiwan Dollar	Buy	11/22/10	51,519	51,693	(174)

	Turkish Lira (New)	Buy	11/22/10	1,918,470	1,932,876	(14,406)

Credit Suisse AG

	Australian Dollar	Sell	11/22/10	174,957	175,120	163

	British Pound	Sell	11/22/10	2,834,850	2,782,617	(52,233)

	Canadian Dollar	Sell	11/22/10	7,132,339	7,117,448	(14,891)

57

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $311,458,329) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Euro	Buy	11/22/10	$10,363,880	$10,276,319	$87,561

	Japanese Yen	Sell	11/22/10	13,071	12,667	(404)

	Norwegian Krone	Buy	11/22/10	3,001,766	3,020,326	(18,560)

	South African Rand	Sell	11/22/10	36,025	36,384	359

	Swedish Krona	Sell	11/22/10	3,327,262	3,320,836	(6,426)

	Swiss Franc	Sell	11/22/10	3,305,107	3,338,186	33,079

	Turkish Lira (New)	Buy	11/22/10	1,921,390	1,935,344	(13,954)

Deutsche Bank AG

	Australian Dollar	Buy	11/22/10	6,722,994	6,629,761	93,233

	Brazilian Real	Sell	11/22/10	288,584	289,743	1,159

	Canadian Dollar	Sell	11/22/10	6,662	6,642	(20)

	Czech Koruna	Sell	11/22/10	1,411,772	1,417,030	5,258

	Euro	Buy	11/22/10	2,344,098	2,334,548	9,550

	Hungarian Forint	Buy	11/22/10	710,645	715,776	(5,131)

	Malaysian Ringgit	Buy	11/22/10	717,333	714,939	2,394

	Mexican Peso	Buy	11/22/10	700,409	697,534	2,875

	New Zealand Dollar	Sell	11/22/10	720,341	713,332	(7,009)

	Norwegian Krone	Buy	11/22/10	50,340	50,685	(345)

	Polish Zloty	Buy	11/22/10	1,380,571	1,383,071	(2,500)

	Singapore Dollar	Sell	11/22/10	2,060,920	2,037,227	(23,693)

	South Korean Won	Buy	11/22/10	723,732	722,660	1,072

	Swedish Krona	Sell	11/22/10	3,435,045	3,428,004	(7,041)

	Swiss Franc	Sell	11/22/10	3,414,926	3,462,449	47,523

	Taiwan Dollar	Buy	11/22/10	6,766	6,734	32

	Turkish Lira (New)	Buy	11/22/10	2,720,602	2,735,091	(14,489)

Goldman Sachs International

	Australian Dollar	Buy	11/22/10	3,091,882	3,049,890	41,992

	British Pound	Sell	11/22/10	3,844	3,804	(40)

	Canadian Dollar	Sell	11/22/10	3,100,484	3,092,355	(8,129)

	Chilean Peso	Buy	11/22/10	44,133	44,746	(613)

	Euro	Sell	11/22/10	850,783	838,614	(12,169)

	Hungarian Forint	Sell	11/22/10	15,943	15,958	15

	Norwegian Krone	Sell	11/22/10	147,192	148,432	1,240

	Polish Zloty	Buy	11/22/10	2,045,439	2,048,212	(2,773)

	South African Rand	Sell	11/22/10	723,045	730,883	7,838

	Swedish Krona	Sell	11/22/10	101,921	102,959	1,038

	Swiss Franc	Sell	11/22/10	3,289,883	3,334,345	44,462

HSBC Bank USA, National Association

	Australian Dollar	Buy	11/22/10	3,433,590	3,386,922	46,668

	British Pound	Sell	11/22/10	3,715,895	3,634,576	(81,319)

	Euro	Buy	11/22/10	7,040,353	6,938,798	101,555

	Norwegian Krone	Buy	11/22/10	3,636,875	3,659,298	(22,423)

	Singapore Dollar	Sell	11/22/10	1,990,557	1,971,844	(18,713)

58

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $311,458,329) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	South Korean Won	Buy	11/22/10	$706,085	$711,897	$(5,812)

	Swiss Franc	Sell	11/22/10	6,746,524	6,835,270	88,746

	Taiwan Dollar	Sell	11/22/10	686,058	684,229	(1,829)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	11/22/10	6,912,604	6,818,900	93,704

	Brazilian Real	Buy	11/22/10	998,891	1,013,089	(14,198)

	British Pound	Buy	11/22/10	254,336	251,682	2,654

	Canadian Dollar	Sell	11/22/10	3,575,869	3,593,020	17,151

	Chilean Peso	Buy	11/22/10	621,749	629,152	(7,403)

	Czech Koruna	Sell	11/22/10	637,535	640,653	3,118

	Euro	Buy	11/22/10	2,431,761	2,399,501	32,260

	Hungarian Forint	Buy	11/22/10	665,912	668,106	(2,194)

	Japanese Yen	Sell	11/22/10	31,646	31,310	(336)

	Malaysian Ringgit	Buy	11/22/10	1,161,747	1,169,365	(7,618)

	Mexican Peso	Buy	11/22/10	339,328	338,152	1,176

	New Zealand Dollar	Sell	11/22/10	1,291,218	1,278,298	(12,920)

	Norwegian Krone	Buy	11/22/10	2,985,650	3,004,624	(18,974)

	Polish Zloty	Buy	11/22/10	2,032,870	2,038,833	(5,963)

	Singapore Dollar	Sell	11/22/10	2,573,543	2,549,447	(24,096)

	South African Rand	Sell	11/22/10	31,415	31,181	(234)

	South Korean Won	Buy	11/22/10	1,378,405	1,389,003	(10,598)

	Swedish Krona	Buy	11/22/10	310,447	317,689	(7,242)

	Swiss Franc	Sell	11/22/10	2,840,257	2,878,198	37,941

	Taiwan Dollar	Buy	11/22/10	27,630	27,828	(198)

	Turkish Lira (New)	Buy	11/22/10	1,194,019	1,203,491	(9,472)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	11/22/10	6,815,788	6,714,020	101,768

	British Pound	Sell	11/22/10	420,262	415,912	(4,350)

	Canadian Dollar	Sell	11/22/10	2,885,327	2,876,469	(8,858)

	Czech Koruna	Sell	11/22/10	1,319,417	1,324,571	5,154

	Euro	Buy	11/22/10	5,843,922	5,843,377	545

	Hungarian Forint	Buy	11/22/10	728,223	726,590	1,633

	Japanese Yen	Sell	11/22/10	36,123	35,764	(359)

	Norwegian Krone	Buy	11/22/10	2,878,996	2,896,494	(17,498)

	Polish Zloty	Buy	11/22/10	2,735,480	2,741,105	(5,625)

	Swedish Krona	Sell	11/22/10	3,350,325	3,311,701	(38,624)

	Swiss Franc	Buy	11/22/10	157,420	156,659	761

	Turkish Lira (New)	Buy	11/22/10	1,941,211	1,956,884	(15,673)

State Street Bank and Trust Co.

	Australian Dollar	Buy	11/22/10	6,681,380	6,590,775	90,605

	British Pound	Sell	11/22/10	24,985	24,720	(265)

	Canadian Dollar	Sell	11/22/10	2,941,565	2,932,363	(9,202)

	Euro	Buy	11/22/10	5,834,892	5,834,637	255

59

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $311,458,329) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Hungarian Forint	Buy	11/22/10	$765,784	$742,896	$22,888

	Japanese Yen	Buy	11/22/10	115,717	111,686	4,031

	Malaysian Ringgit	Buy	11/22/10	1,517,091	1,524,332	(7,241)

	Mexican Peso	Sell	11/22/10	22,390	22,109	(281)

	Norwegian Krone	Buy	11/22/10	3,579,370	3,601,562	(22,192)

	Polish Zloty	Buy	11/22/10	2,095,611	2,100,213	(4,602)

	Swedish Krona	Sell	11/22/10	3,394,796	3,387,585	(7,211)

	Swiss Franc	Sell	11/22/10	4,220,193	4,191,406	(28,787)

	Taiwan Dollar	Buy	11/22/10	28,505	28,616	(111)

UBS AG

	Australian Dollar	Buy	11/22/10	6,875,776	6,784,014	91,762

	British Pound	Sell	11/22/10	153,594	151,980	(1,614)

	Canadian Dollar	Sell	11/22/10	3,139,675	3,150,531	10,856

	Czech Koruna	Sell	11/22/10	1,264,318	1,268,704	4,386

	Euro	Buy	11/22/10	6,141,363	6,127,111	14,252

	Japanese Yen	Sell	11/22/10	3,683,518	3,679,695	(3,823)

	Mexican Peso	Sell	11/22/10	31,700	31,302	(398)

	Norwegian Krone	Sell	11/22/10	388,972	392,222	3,250

	South African Rand	Sell	11/22/10	74,895	76,369	1,474

	Swedish Krona	Buy	11/22/10	196,950	197,935	(985)

	Swiss Franc	Sell	11/22/10	3,187,981	3,230,651	42,670

Westpac Banking Corp.

	Australian Dollar	Buy	11/22/10	101,399	99,972	1,427

	British Pound	Sell	11/22/10	242,324	237,832	(4,492)

	Canadian Dollar	Buy	11/22/10	30,275	30,187	88

	Euro	Buy	11/22/10	698,242	707,653	(9,411)

	Japanese Yen	Sell	11/22/10	428,979	414,124	(14,855)

	New Zealand Dollar	Sell	11/22/10	659,704	653,025	(6,679)

	Norwegian Krone	Sell	11/22/10	263,308	269,109	5,801

	Swedish Krona	Sell	11/22/10	268,855	268,492	(363)

	Swiss Franc	Sell	11/22/10	3,298,003	3,343,881	45,878

Total						$598,304

FUTURES CONTRACTS OUTSTANDING at 10/31/10
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	68	$12,211,305	Dec-10	$6,302

Euro-Schatz 2 yr (Long)	356	53,835,466	Dec-10	(1,492)

U.K. Gilt 10 yr (Long)	148	29,245,424	Dec-10	(261,204)

U.S. Treasury Bond 20 yr (Short)	7	916,563	Dec-10	2,737

U.S. Treasury Bond 30 yr (Long)	540	72,815,625	Dec-10	(3,067,469)

U.S. Treasury Note 10 yr (Short)	988	124,765,875	Dec-10	640,607

Total				$(2,680,519)

60

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $34,880,164)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$12,332,000	Aug-11/4.49	$1,635,593

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	12,332,000	Aug-11/4.49	44,888

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	9,548,000	Aug-11/4.475	1,252,889

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	9,548,000	Aug-11/4.475	36,091

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	6,166,000	Aug-11/4.55	848,565

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	6,166,000	Aug-11/4.55	20,471

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	3,412,000	Aug-11/4.7	515,246

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	3,412,000	Aug-11/4.7	8,223

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	8,483,500	Jul-11/4.5475	1,185,315

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	8,483,500	Jul-11/4.5475	22,566

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	16,967,000	Jul-11/4.52	2,331,435

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	16,967,000	Jul-11/4.52	47,338

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	15,321,700	Aug-15/4.375	1,811,638

61

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $34,880,164) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	$15,321,700	Aug-15/4.375	$1,801,066

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 17, 2022.	38,426,000	Jan-12/4.8	5,571,386

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 17, 2022.	38,426,000	Jan-12/4.8	236,320

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	15,321,700	Aug-15/4.46	1,915,672

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	15,321,700	Aug-15/4.46	1,701,475

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	23,055,600	Jan-12/4.72	3,192,970

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	23,055,600	Jan-12/4.72	157,931

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
3.565% versus the three month USD-LIBOR-BBA
maturing January 25, 2041.	8,594,500	Jan-11/3.565	244,599

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.565% versus the three month USD-LIBOR-BBA
maturing January 25, 2041.	8,594,500	Jan-11/3.565	453,016

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	86,207,400	Sep-15/4.04	4,445,716

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	86,207,400	Sep-15/4.04	6,671,591

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	795,340	Feb-15/5.36	93,556

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	795,340	Feb-15/5.36	26,596

62

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $34,880,164) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	$5,042,460	Feb-15/5.27	$567,025

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	5,042,460	Feb-15/5.27	148,720

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	5,758,100	Apr-12/4.8675	825,999

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	5,758,100	Apr-12/4.8675	48,080

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	22,181,100	Mar-11/4.7375	4,214

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	22,181,100	Mar-11/4.665	4,658

Total			$37,870,848

TBA SALE COMMITMENTS OUTSTANDING at 10/31/10 (proceeds receivable $26,918,125)
	Principal	Settlement
Agency	amount	date	Value

FNMA, 4s, October 1, 2040	$26,000,000	10/13/10	$26,830,781

Total			$26,830,781

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
AUD	4,110,000	$—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	$(16,387)

AUD	1,760,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	12,143

AUD	1,800,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	(1,066)

AUD	4,160,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	11,520

CAD	3,390,000	—	9/21/20	3.1025%	3 month CAD-
					BA-CDOR	(54,480)

AUD	5,930,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	6,898

AUD	2,930,000	—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	10,929

63

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
EUR	3,380,000 E	—	10/29/40	2.435%	6 month EUR-
					EURIBOR-
					REUTERS	$(23,249)

	$166,596,000	$(31,940)	6/4/12	1.24%	3 month USD-
					LIBOR-BBA	(2,928,375)

GBP	11,400,000	—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	129,799

GBP	6,680,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(342,235)

Barclays Bank PLC
AUD	1,820,000 E	—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	53,161

AUD	2,450,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	(6,490)

	$13,752,300 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(1,716,975)

	10,888,000	(249,063)	9/21/20	3 month USD-
				LIBOR-BBA	3.95%	1,040,151

	18,404,300	483,113	9/28/20	4.02%	3 month USD-
					LIBOR-BBA	(1,797,763)

AUD	1,830,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	(8,621)

AUD	6,760,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	9,449

	$44,520,500	62,708	10/22/15	1.35%	3 month USD-
					LIBOR-BBA	199,948

	31,664,100	352,849	10/28/30	3 month USD-
				LIBOR-BBA	3.38%	(61,329)

	11,815,500	(8,773)	10/28/12	0.52%	3 month USD-
					LIBOR-BBA	(13,987)

GBP	4,380,000	—	8/24/20	2.9525%	6 month GBP-
					LIBOR-BBA	91,175

GBP	4,380,000	—	8/25/20	2.898%	6 month GBP-
					LIBOR-BBA	125,660

AUD	4,500,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(83,649)

	$940,000	—	8/27/40	3 month USD-
				LIBOR-BBA	3.21625%	(71,655)

	30,135,100	(727,763)	10/20/20	3 month USD-
				LIBOR-BBA	4.065%	3,054,666

	21,409,800	—	10/29/20	3 month USD-
				LIBOR-BBA	2.76%	138,293

Citibank, N.A.
GBP	42,520,000	—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	342,608

GBP	34,020,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	(1,323,960)

64

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
GBP	10,100,000	$—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	$463,582

	$172,882,900	84,721	7/9/12	0.96%	3 month USD-
					LIBOR-BBA	(1,890,652)

	16,308,800	—	8/9/20	3 month USD-
				LIBOR-BBA	2.89875%	441,431

	95,502,300	—	9/24/12	3 month USD-
				LIBOR-BBA	0.6175%	273,060

	58,350,300	—	9/24/20	2.5875%	3 month USD-
					LIBOR-BBA	332,952

Credit Suisse International
CHF	6,270,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	(57,858)

	$33,200,000	—	9/27/12	0.6125%	3 month USD-
					LIBOR-BBA	(90,209)

	2,500,000	—	9/27/20	3 month USD-
				LIBOR-BBA	2.53875%	(26,234)

	27,920,000	—	10/5/20	3 month USD-
				LIBOR-BBA	2.61125%	(130,723)

	67,439,400	—	10/7/40	3.377%	3 month USD-
					LIBOR-BBA	3,327,464

CHF	19,760,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(97,640)

CHF	19,760,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(102,301)

CHF	19,760,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(84,872)

GBP	8,110,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	(293,978)

GBP	4,490,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	204,043

Deutsche Bank AG
	$160,196,200	(100,795)	7/27/12	0.78%	3 month USD-
					LIBOR-BBA	(1,319,344)

	278,565,000	652,565	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	9,933,406

	173,188,100	—	5/5/12	1.194%	3 month USD-
					LIBOR-BBA	(2,844,573)

	217,289,800	24,806	5/6/12	1.25%	3 month USD-
					LIBOR-BBA	(3,786,800)

	132,317,000	341,043	5/6/15	2.68%	3 month USD-
					LIBOR-BBA	(9,642,667)

Goldman Sachs International
AUD	877,500 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	22,418

AUD	2,950,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	76,116

65

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$36,018,600	$—	7/20/40	3.7275%	3 month USD-
					LIBOR-BBA	$(915,281)

	118,916,800	(13,238)	10/1/12	0.59%	3 month USD-
					LIBOR-BBA	(277,465)

GBP	$4,720,000	—	10/5/20	3.0575%	6 month GBP-
					LIBOR-BBA	56,957

EUR	3,380,000 E	—	10/28/40	2.39%	6 month EUR-
					EURIBOR-
					REUTERS	(13,151)

	$123,796,300	132,282	5/12/15	2.52%	3 month USD-
					LIBOR-BBA	(8,188,678)

CHF	21,470,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(84,738)

	$19,620,900	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	345,302

	6,250,500	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	(81,885)

AUD	4,130,000	—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	(15,126)

AUD	1,770,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	11,708

AUD	1,690,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	44,284

JPMorgan Chase Bank, N.A.
AUD	1,830,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	(14,265)

AUD	1,372,500	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(12,963)

	$13,752,300 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(1,629,235)

	14,565,500	(340,833)	9/20/20	3 month USD-
				LIBOR-BBA	3.995%	1,444,168

	9,710,300	(226,250)	9/20/20	3 month USD-
				LIBOR-BBA	3.965%	937,294

	15,604,700	713,135	10/14/20	4.02%	3 month USD-
					LIBOR-BBA	(1,192,414)

	36,018,600	—	7/20/40	3.7225%	3 month USD-
					LIBOR-BBA	(880,919)

AUD	520,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	15,165

JPY	979,460,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(136,106)

AUD	1,372,500	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(6,724)

MXN	63,220,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	82,102

AUD	5,020,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	81,066

66

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$8,067,900	$—	9/7/14	3 month USD-
				LIBOR-BBA	1.3375%	$113,668

	21,193,700	—	10/25/40	3.5275%	3 month USD-
					LIBOR-BBA	477,455

	40,400,000	—	10/28/20	3 month USD-
				LIBOR-BBA	2.72175%	119,372

JPY	976,750,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	74,402

CAD	3,390,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(55,220)

	$69,154,600	—	10/5/12	0.62125%	3 month USD-
					LIBOR-BBA	(173,942)

JPY	36,800,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	4,445

JPY	49,400,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(944)

	$17,218,800	64,704	7/16/40	3.88%	3 month USD-
					LIBOR-BBA	(881,025)

	55,778,100	(1,974,544)	10/20/40	3 month USD-
				LIBOR-BBA	3.7575%	(780,237)

	35,792,000	—	7/20/12	0.84%	3 month USD-
					LIBOR-BBA	(317,844)

Total						$(20,367,974)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10
		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$3,981,495	$—	1/12/39	5.50% (1 month	Synthetic TRS	$55,038
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	27,194,099	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(343,415)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	6,580,625	—	1/12/39	5.50% (1 month	Synthetic TRS	90,967
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	4,938,956	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(62,371)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

67

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.
		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$12,980,299	$—	1/12/39	5.50% (1 month	Synthetic TRS	$179,433
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	13,277,033	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(167,666)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	8,542,663	—	1/12/38	6.50% (1 month	Synthetic TRS	107,879
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	7,442,615	—	1/12/39	5.50% (1 month	Synthetic TRS	102,883
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	7,604,948	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(96,038)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	9,664,488	—	1/12/39	5.50% (1 month	Synthetic TRS	133,597
				SD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	9,886,170	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(124,846)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	25,100,571	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(316,978)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	24,342,447	—	1/12/39	5.50% (1 month	Synthetic TRS	336,497
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	24,342,447	—	1/12/39	5.50% (1 month	Synthetic TRS	336,497
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	25,100,571	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(316,978)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

Citibank, N.A.
GBP	5,330,000 F	—	5/18/13	(3.38%)	GBP Non-revised	(32,588)
					UK Retail Price
					Index

68

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.
		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
	$2,665,000	$—	7/28/11	(0.685%)	USA Non Revised	$12,552
					Consumer Price
					Index- Urban
					(CPI-U)

	2,665,000	—	7/29/11	(0.76%)	USA Non Revised	10,660
					Consumer Price
					Index- Urban
					(CPI-U)

	2,665,000	—	7/30/11	(0.73%)	USA Non Revised	11,539
					Consumer Price
					Index- Urban
					(CPI-U)

	14,496,458	—	1/12/39	5.50% (1 month	Synthetic TRS	200,391
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	27,748,185	—	1/12/39	5.50% (1 month	Synthetic TRS	383,573
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	28,494,062	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(359,832)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

JPMorgan Chase Bank, N.A.
EUR	1,090,000 F	—	8/10/12	(1.435%)	Eurostat Eurozone	3,609
					HICP excluding
					tobacco

Total						$144,403

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities’ valuation inputs.

69

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/10
		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5.5%,
7/30/17	—	$(5,786)	$650,000	12/20/19 (100 bp)		$51,975

Deutsche Bank AG
France, Gov’t of,
4.25%, 04/25/2019	—	9,480	10,140,000	6/20/15	(100 bp)	(152,422)

JPMorgan Chase Bank, N.A.
Spain Gov’t, 5.5%,
7/30/2017	—	(533,086)	7,100,000	6/20/15	(100 bp)	(200,995)

Spain Gov’t, 5.5%,
7/30/2017	—	(546,723)	6,000,000	6/20/16	(100 bp)	(199,663)

Total						$(501,105)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

100 Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$21,730,854	$—

Corporate bonds and notes	—	30,402,974	—

Foreign government bonds and notes	—	1,447,382	—

Mortgage-backed securities	—	113,326,840	247,618

Purchased options outstanding	—	2,861,457	—

U.S. Government Agency Obligations	—	3,617,535	—

U.S. Government and Agency Mortgage Obligations	—	26,955,156	—

U.S. Treasury Obligations	—	1,926,872	—

Short-term investments	26,746,108	128,655,115	—

Totals by level	$26,746,108	$330,924,185	$247,618

70

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$14	$—

Futures contracts	(556,569)	—	—

Written options	—	(8,914,008)	—

Interest rate swap contracts	—	(4,178,805)	—

Total return swap contracts	—	34,875	—

Credit default contracts	—	118,068	—

Totals by level	$(556,569)	$(12,939,856)	$—

At the close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

300 Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$116,422,362	$—

Corporate bonds and notes	—	198,029,756	—

Foreign government bonds and notes	—	10,988,294	—

Mortgage-backed securities	—	506,975,445	4,177,762

Purchased options outstanding	—	11,729,533	—

U.S. Government Agency Obligations	—	7,165,018	—

U.S. Government and Agency Mortgage Obligations	—	128,614,062	—

U.S. Treasury Obligations	—	4,146,818	—

Short-term investments	52,782,436	112,781,734	—

Totals by level	$52,782,436	$1,096,853,022	$4,177,762

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$598,304	$—

Futures contracts	(2,680,519)	—	—

Written options	—	(37,870,848)	—

TBA sale commitments	—	(26,830,781)	—

Interest rate swap contracts	—	(19,606,701)	—

Total return swap contracts	—	144,403	—

Credit default contracts	—	575,010	—

Totals by level	$(2,680,519)	$(82,990,613)	$—

At the close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

71

Statement of assets and liabilities 10/31/10

Putnam Absolute Return 100 Fund

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $326,298,446)	$331,171,803
Affiliated issuers (identified cost $26,746,108) (Note 7)	26,746,108

Cash	96,643

Interest and other receivables	1,412,308

Receivable for shares of the fund sold	1,349,279

Receivable for investments sold	437,286

Unrealized appreciation on swap contracts (Note 1)	7,046,308

Receivable for variation margin (Note 1)	115,545

Unrealized appreciation on forward currency contracts (Note 1)	3,779

Premium paid on swap contracts (Note 1)	1,334,451

Total assets	369,713,510

LIABILITIES

Payable for investments purchased	1,466,663

Payable for purchases of delayed delivery securities (Note 1)	26,934,500

Payable for shares of the fund repurchased	1,162,305

Payable for compensation of Manager (Note 2)	135,936

Payable for investor servicing fees (Note 2)	36,032

Payable for custodian fees (Note 2)	22,171

Payable for Trustee compensation and expenses (Note 2)	4,923

Payable for administrative services (Note 2)	1,282

Payable for distribution fees (Note 2)	96,123

Unrealized depreciation on forward currency contracts (Note 1)	3,765

Written options outstanding, at value (premiums received $8,269,000) (Notes 1 and 3)	8,914,008

Premium received on swap contracts (Note 1)	807,496

Unrealized depreciation on swap contracts (Note 1)	11,599,125

Collateral on certain derivative contracts, at value (Note 1)	1,926,872

Other accrued expenses	111,797

Total liabilities	53,222,998

Net assets	$316,490,512

(Continued on next page)

72

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$312,212,347

Undistributed net investment income (Note 1)	2,110,111

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	3,051,744

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(883,690)

Total — Representing net assets applicable to capital shares outstanding	$316,490,512

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($169,379,669 divided by 16,222,170 shares)	$10.44

Offering price per class A share (100/99.00 of $10.44)*	$10.55

Net asset value and offering price per class B share ($3,070,146 divided by 295,597 shares)**	$10.39

Net asset value and offering price per class C share ($68,077,526 divided by 6,591,711 shares)**	$10.33

Net asset value and redemption price per class M share ($2,691,489 divided by 258,239 shares)	$10.42

Offering price per class M share (100/99.25 of $10.42)*	$10.50

Net asset value, offering price and redemption price per class R share
($301,568 divided by 29,022 shares)	$10.39

Net asset value, offering price and redemption price per class Y share
($72,970,114 divided by 6,961,329 shares)	$10.48

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

73

Statement of operations Year ended 10/31/10

Putnam Absolute Return 100 Fund

INVESTMENT INCOME

Interest (including interest income of $63,389 from investments in affiliated issuers) (Note 7)	$7,394,376

Total investment income	7,394,376

EXPENSES

Compensation of Manager (Note 2)	1,283,467

Investor servicing fees (Note 2)	366,609

Custodian fees (Note 2)	39,277

Trustee compensation and expenses (Note 2)	19,632

Administrative services (Note 2)	11,927

Distribution fees — Class A (Note 2)	301,288

Distribution fees — Class B (Note 2)	15,181

Distribution fees — Class C (Note 2)	517,263

Distribution fees — Class M (Note 2)	5,850

Distribution fees — Class R (Note 2)	824

Amortization of offering costs (Note 1)	17,942

Other	170,398

Total expenses	2,749,658

Expense reduction (Note 2)	(1,380)

Net expenses	2,748,278

Net investment income	4,646,098

Net realized gain on investments (Notes 1 and 3)	1,737,785

Net realized loss on swap contracts (Note 1)	(5,363,541)

Net realized gain on futures contracts (Note 1)	3,489,006

Net realized loss on foreign currency transactions (Note 1)	(7,913)

Net realized gain on written options (Notes 1 and 3)	511,062

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(2,277)

Net unrealized depreciation of investments, futures contracts,
swap contracts, and written options during the year	(1,892,159)

Net loss on investments	(1,528,037)

Net increase in net assets resulting from operations	$3,118,061

The accompanying notes are an integral part of these financial statements.

74

Statement of changes in net assets

Putnam Absolute Return 100 Fund

INCREASE IN NET ASSETS		For the period
		12/23/08
		(commencement of
	Year ended	operations) to
	10/31/10	10/31/09

Operations:
Net investment income	$4,646,098	$653,303

Net realized gain on investments and foreign currency transactions	366,399	24,232

Net unrealized appreciation (depreciation) of investments and assets
and liabilities in foreign currencies	(1,894,436)	1,010,746

Net increase in net assets resulting from operations	3,118,061	1,688,281

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(218,894)	(990)

Class B	—	(1)

Class C	(25,277)	(1)

Class M	(3,043)	(2)

Class R	(245)	(2)

Class Y	(263,834)	(2)

From net realized long-term gain on investments
Class A	(6,638)	—

Class B	(198)	—

Class C	(2,808)	—

Class M	(98)	—

Class R	(8)	—

Class Y	(6,136)	—

Redemption fees (Note 1)	3,600	1,162

Increase from capital share transactions (Note 4)	179,115,781	128,091,804

Total increase in net assets	181,710,263	129,780,249

NET ASSETS

Beginning of year (Note 6)	134,780,249	5,000,000

End of year (including undistributed net investment income
of $2,110,111 and $675,389, respectively)	$316,490,512	$134,780,249

The accompanying notes are an integral part of these financial statements.

75

Financial highlights (For a common share outstanding throughout the period)

Putnam Absolute Return 100 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
October 31, 2010	$10.32	.20	(.05)	.15	(.03)	— [e]	(.03)	—	$10.44	1.50	$169,380	1.01	1.92	198.63
October 31, 2009 †	10.00	.16	.16	.32	— [e]	—	— [e]	—	10.32	3.22*	57,719	1.03*[d]	1.51*[d]	43.53*

Class B
October 31, 2010	$10.27	.16	(.04)	.12	—	— [e]	— [e]	—	$10.39	1.18	$3,070	1.35	1.58	198.63
October 31, 2009 †	10.00	.11	.16	.27	— [e]	—	— [e]	—	10.27	2.71*	1,931	1.54*[d]	1.03*[d]	43.53*

Class C
October 31, 2010	$10.26	.12	(.04)	.08	(.01)	— [e]	(.01)	—	$10.33	.78	$68,078	1.76	1.17	198.63
October 31, 2009 †	10.00	.11	.15	.26	— [e]	—	— [e]	—	10.26	2.61*	20,426	1.67*[d]	1.04*[d]	43.53*

Class M
October 31, 2010	$10.31	.19	(.05)	.14	(.03)	— [e]	(.03)	—	$10.42	1.38	$2,691	1.08	1.87	198.63
October 31, 2009 †	10.00	.15	.16	.31	— [e]	—	— [e]	—	10.31	3.12*	850	1.16*[d]	1.47*[d]	43.53*

Class R
October 31, 2010	$10.30	.18	(.06)	.12	(.03)	— [e]	(.03)	—	$10.39	1.20	$302	1.26	1.71	198.63
October 31, 2009 †	10.00	.11	.19	.30	— [e]	—	— [e]	—	10.30	3.02*	14	1.24*[d]	1.10*[d]	43.53*

Class Y
October 31, 2010	$10.34	.23	(.05)	.18	(.04)	— [e]	(.04)	—	$10.48	1.78	$72,970.76		2.17	198.63
October 31, 2009 †	10.00	.20	.14	.34	— [e]	—	— [e]	—	10.34	3.42*	53,840	.81*[d]	1.87*[d]	43.53*

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation. As a result of such limitation, the expenses of each class reflect a reduction of 0.44% based on average net assets for the period ended October 31, 2009 (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

76	77

Statement of assets and liabilities 10/31/10

Putnam Absolute Return 300 Fund

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,079,831,676)	$1,101,030,784
Affiliated issuers (identified cost $52,782,436) (Note 7)	52,782,436

Cash	3,081,191

Interest and other receivables	8,128,828

Receivable for shares of the fund sold	29,776,568

Receivable for investments sold	2,886,127

Receivable for sales of delayed delivery securities (Note 1)	26,952,792

Unrealized appreciation on swap contracts (Note 1)	26,125,350

Receivable for variation margin (Note 1)	372,412

Unrealized appreciation on forward currency contracts (Note 1)	1,649,106

Premium paid on swap contracts (Note 1)	4,758,794

Total assets	1,257,544,388

LIABILITIES

Payable for investments purchased	9,339,267

Payable for purchases of delayed delivery securities (Note 1)	128,322,042

Payable for shares of the fund repurchased	3,122,031

Payable for compensation of Manager (Note 2)	506,591

Payable for investor servicing fees (Note 2)	107,750

Payable for custodian fees (Note 2)	33,737

Payable for Trustee compensation and expenses (Note 2)	35

Payable for administrative services (Note 2)	3,558

Payable for distribution fees (Note 2)	293,733

Unrealized depreciation on forward currency contracts (Note 1)	1,050,802

Written options outstanding, at value (premiums received $34,880,164) (Notes 1 and 3)	37,870,848

Premium received on swap contracts (Note 1)	2,921,406

Unrealized depreciation on swap contracts (Note 1)	46,850,026

TBA sale commitments, at value (proceeds receivable $26,918,125) (Note 1)	26,830,781

Collateral on certain derivative contracts, at value (Note 1)	4,146,818

Other accrued expenses	189,671

Total liabilities	261,589,096

Net assets	$995,955,292

(Continued on next page)

78

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$972,648,487

Undistributed net investment income (Note 1)	21,780,077

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	6,048,188

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(4,521,460)

Total — Representing net assets applicable to capital shares outstanding	$995,955,292

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($498,715,249 divided by 45,649,203 shares)	$10.92

Offering price per class A share (100/99.00 of $10.92)*	$11.03

Net asset value and offering price per class B share ($14,956,664 divided by 1,377,598 shares)**	$10.86

Net asset value and offering price per class C share ($220,223,147 divided by 20,396,346 shares)**	$10.80

Net asset value and redemption price per class M share ($13,405,355 divided by 1,230,301 shares)	$10.90

Offering price per class M share (100/99.25 of $10.90)*	$10.98

Net asset value, offering price and redemption price per class R share
($553,355 divided by 50,799 shares)	$10.89

Net asset value, offering price and redemption price per class Y share
($248,101,522 divided by 22,635,742 shares)	$10.96

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

79

Statement of operations Year ended 10/31/10

Putnam Absolute Return 300 Fund

INVESTMENT INCOME

Interest (including interest income of $107,047 from investments in affiliated issuers) (Note 7)	$33,500,954

Total investment income	33,500,954

EXPENSES

Compensation of Manager (Note 2)	3,974,613

Investor servicing fees (Note 2)	909,431

Custodian fees (Note 2)	54,956

Trustee compensation and expenses (Note 2)	38,693

Administrative services (Note 2)	28,901

Distribution fees — Class A (Note 2)	728,126

Distribution fees — Class B (Note 2)	67,352

Distribution fees — Class C (Note 2)	1,538,612

Distribution fees — Class M (Note 2)	21,959

Distribution fees — Class R (Note 2)	1,661

Amortization of offering costs (Note 1)	17,942

Other	324,393

Total expenses	7,706,639

Expense reduction (Note 2)	(4,508)

Net expenses	7,702,131

Net investment income	25,798,823

Net realized gain on investments (Notes 1 and 3)	8,639,281

Net realized loss on swap contracts (Note 1)	(12,664,992)

Net realized gain on futures contracts (Note 1)	594,540

Net realized gain on foreign currency transactions (Note 1)	4,491,742

Net realized gain on written options (Notes 1 and 3)	1,569,679

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	589,690

Net unrealized depreciation of investments, futures contracts,
swap contracts, written options, and TBA sale commitments during the year	(9,991,376)

Net loss on investments	(6,771,436)

Net increase in net assets resulting from operations	$19,027,387

The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

Putnam Absolute Return 300 Fund

INCREASE IN NET ASSETS		For the period
		12/23/08
		(commencement of
	Year ended	operations) to
	10/31/10	10/31/09

Operations:
Net investment income	$25,798,823	$2,760,851

Net realized gain (loss) on investments and foreign currency transactions	2,630,250	(285,462)

Net unrealized appreciation (depreciation) of investments and assets
and liabilities in foreign currencies	(9,401,686)	4,880,226

Net increase in net assets resulting from operations	19,027,387	7,355,615

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,325,251)	(990)

Class B	(55,453)	(1)

Class C	(623,791)	(1)

Class M	(29,907)	(2)

Class R	(695)	(2)

Class Y	(1,041,683)	(2)

Redemption fees (Note 1)	6,114	3,546

Increase from capital share transactions (Note 4)	731,345,121	236,295,287

Total increase in net assets	747,301,842	243,653,450

NET ASSETS

Beginning of year (Note 6)	248,653,450	5,000,000

End of year (including undistributed net investment income
of $21,780,077 and $2,839,796, respectively)	$995,955,292	$248,653,450

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

Putnam Absolute Return 300 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From			Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class A
October 31, 2010	$10.65	.45	(.08)	.37	(.10)	(.10)	—	$10.92	3.53	$498,715	1.09	4.18	219.05
October 31, 2009 †	10.00	.32	.33	.65	— [e]	— [e]	—	10.65	6.52*	107,098	1.11*[d]	3.02*[d]	39.12*

Class B
October 31, 2010	$10.60	.41	(.08)	.33	(.07)	(.07)	—	$10.86	3.17	$14,957	1.41	3.81	219.05
October 31, 2009 †	10.00	.26	.34	.60	— [e]	— [e]	—	10.60	6.01*	6,056	1.63*[d]	2.49*[d]	39.12*

Class C
October 31, 2010	$10.59	.37	(.08)	.29	(.08)	(.08)	—	$10.80	2.76	$220,223	1.84	3.40	219.05
October 31, 2009 †	10.00	.28	.31	.59	— [e]	— [e]	—	10.59	5.91*	58,151	1.76*[d]	2.66*[d]	39.12*

Class M
October 31, 2010	$10.63	.45	(.08)	.37	(.10)	(.10)	—	$10.90	3.51	$13,405	1.16	4.12	219.05
October 31, 2009 †	10.00	.29	.34	.63	— [e]	— [e]	—	10.63	6.32*	1,926	1.24*[d]	2.74*[d]	39.12*

Class R
October 31, 2010	$10.62	.43	(.08)	.35	(.08)	(.08)	—	$10.89	3.28	$553	1.34	3.95	219.05
October 31, 2009 †	10.00	.30	.32	.62	— [e]	— [e]	—	10.62	6.22*	88	1.33*[d]	2.87*[d]	39.12*

Class Y
October 31, 2010	$10.67	.48	(.08)	.40	(.11)	(.11)	—	$10.96	3.81	$248,102.84		4.41	219.05
October 31, 2009 †	10.00	.39	.28	.67	— [e]	— [e]	—	10.67	6.72*	75,335	.90*[d]	3.67*[d]	39.12*

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation. As a result of such limitation, the expenses of each class reflect a reduction of 0.15% based on average net assets for the period ended October 31, 2009 (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

82	83

Notes to financial statements 10/31/10

Note 1: Significant accounting policies

Putnam Absolute Return 100 and 300 Funds (the funds) are each a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The funds seek to earn a positive total return that exceeds, by a targeted amount, the rate of inflation, as reflected by the return of the Bank of America Merrill Lynch U.S. Treasury Bill Index, over a reasonable period of time regardless of market conditions or general market direction. The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility and expected returns. The funds will invest primarily in a broadly diversified portfolio reflecting uncorrelated fixed income strategies designed to exploit market inefficiencies across global markets and fixed income sectors. The funds may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to sell or buy.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Prior to April 5, 2010, the maximum front-end sales charge for class A and class M shares was 3.25% and 2.00%, respectively. Prior to April 5, 2010, class B shares were subject to a contingent deferred sales charge if those shares were redeemed within four years of purchase.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the funds enter into contracts that may include agreements to indemnify another party under given circumstances. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the funds. However, the funds’ management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of the financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2009 through October 31, 2010.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the funds’ manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine

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valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Stripped securities Each fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of each fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures contracts Each fund uses futures contracts to gain exposure to interest rates. The potential risk to each fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to each fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures,

85

guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately 300 and 1,000 (for 100 Fund and 300 Fund, respectively) on futures contracts for the reporting period.

F) Options contracts Each fund uses options contracts to hedge duration, convexity and prepayment risk and hedge against changes in values of securities it owns, owned or expects to own. The potential risk to each fund is that the change in values of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately $74,200,000 and $255,300,000 (for 100 Fund and 300 Fund, respectively) on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

G) Forward currency contracts Each fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately $400,000 and $138,000,000 (for 100 Fund and 300 Fund, respectively) on forward currency contracts for the reporting period.

H) Total return swap contracts Each fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and manage exposure to specific sectors or industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average notional amounts of approximately $27,000,000 and $116,900,000 (for 100 Fund and 300 Fund, respectively) on total return swap contracts for the reporting period.

I) Interest rate swap contracts Each fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and hedge

86

prepayment risk. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average notional amounts of approximately $442,300,000 and $1,852,900,000 (for 100 Fund and 300 Fund, respectively) on interest rate swap contracts for the reporting period.

J) Credit default contracts Each fund enters into credit default contracts to hedge credit risk and gain exposure on individual names and baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, each fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the funds’ portfolios. The funds had average notional amounts of approximately $2,400,000 and $11,700,000 (for 100 Fund and 300 Fund, respectively) on credit default swap contracts for the reporting period.

K) Master agreements Each fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the funds which cannot be sold or repledged totaled $636,381 and $3,192,909 (for 100 Fund and 300 Fund, respectively) at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

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At the close of the reporting period, the funds had net liability positions of $10,872,478 and $47,493,304 (for 100 Fund and 300 Fund, respectively) on derivative contracts subject to the Master Agreements. Collateral posted by the funds totaled $12,259,687 and $49,614,574 (for 100 Fund and 300 Fund, respectively).

L) TBA purchase commitments Each fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although each fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the funds’ portfolios.

N) Dollar rolls To enhance returns, each fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Interfund lending Effective July 2010, each fund, along with other Putnam funds, may participate in an inter-fund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the funds did not utilize the program.

P) Line of credit Effective July 2010, each fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the funds had no borrowings against these arrangements.

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Q) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Each fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the funds’ federal tax returns for the prior period remains subject to examination by the Internal Revenue Service.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities, and for 300 Fund only, foreign currency gains and losses. Reclassifications are made to the funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, reclassifications were as follows:

Undistributed net investment income

100 Fund	$(2,700,083)

300 Fund	(3,781,762)

Accumulated net realized gain

100 Fund	$2,700,083

300 Fund	3,783,341

Paid-in capital

100 Fund	$—

300 Fund	(1,579)

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

100 Fund:

Unrealized appreciation	$6,302,956
Unrealized depreciation	(1,593,293)

Net unrealized appreciation	4,709,663
Undistributed ordinary income	875,080
Undistributed long-term gain	2,497,858
Undistributed short-term gain	157,983
Cost for federal income tax purposes	$353,208,248

300 Fund:

Unrealized appreciation	$29,664,058
Unrealized depreciation	(9,356,109)

Net unrealized appreciation	20,307,949
Undistributed ordinary income	16,587,760
Undistributed long-term gain	2,227,276
Undistributed short-term gain	2,052,680
Cost for federal income tax purposes	$1,133,505,271

89

S) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

T) Offering costs The offering costs of $125,939 and $125,939 (for 100 Fund and 300 Fund, respectively) have been fully amortized on a straight-line basis over a twelve-month period as of December 23, 2009. As of the close of the reporting period, the funds have reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

Effective February 1, 2010, each fund pays Putnam Management a management fee (base fee) (based on each fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

100 Fund: 0.630% of the first $5 billion, 0.580% of the next $5 billion, 0.530% of the next $10 billion, 0.480% of the next $10 billion, 0.430% of the next $50 billion, 0.410% of the next $50 billion, 0.400% of the next $100 billion and 0.395% of any excess thereafter.

300 Fund: 0.730% of the first $5 billion, 0.680% of the next $5 billion, 0.630% of the next $10 billion, 0.580% of the next $10 billion, 0.530% of the next $50 billion, 0.510% of the next $50 billion, 0.500% of the next $100 billion and 0.495% of any excess thereafter.

Prior to February 1, 2010, each fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of each fund. Such fee was based on the following annual rates:

100 Fund: 0.55% of the first $500 million of average net assets, 0.45% of the next $500 million, 0.40% of the next $500 million, 0.35% of the next $5 billion, 0.325% of the next $5 billion, 0.305% of the next $5 billion, 0.29% of the next $5 billion and 0.28% of any excess thereafter.

300 Fund: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% of any excess thereafter.

Commencing with each fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee will be increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease will be calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 1.00% and 3.00% (for 100 Fund and 300 Fund, respectively), over the performance period. The maximum annualized performance adjustment rate is +/– 0.04% and +/– 0.12% (for 100 Fund and 300 Fund, respectively). The performance period will be the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate will be multiplied by the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate of 0.49% and 0.59% (for 100 Fund and 300 Fund, respectively) of each fund’s average net assets before an increase of $37,913 and $215,695 (for 100 Fund and 300 Fund, respectively) (0.02% and 0.03%, of each fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse each fund’s expenses to the extent necessary to limit the cumulative expenses of each fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under each fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of each fund’s average net assets over such fiscal year-to-date period. During the reporting period, funds’ expenses were not reduced as a result of this limit.

90

Effective November 1, 2010, Putnam Management has also agreed to limit the funds’ total expenses through February 28, 2012, to the extent that the total expenses of each fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, and payments under each fund’s distribution plans) will not exceed an annual rate of 0.40% (for 100 Fund) and 0.60% (for 300 Fund) of each fund’s average net assets. During the reporting period, the funds’ expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average assets of the portion of each fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of each fund’s assets for which PAC is engaged as sub-adviser.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds’ assets are provided by State Street. Custody fees are based on the funds’ asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to each fund. Putnam Investor Services, Inc. received fees for investor servicing based on each fund’s retail asset level, the number of shareholder accounts in each fund and the level of defined contribution plan assets in each fund. Investor servicing fees will not exceed an annual rate of 0.375% of each fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Each fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the funds’ expenses were reduced by $1,380 and $4,508 (for 100 Fund and 300 Fund, respectively) under the expense offset arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $222 and $662 (for 100 Fund and 300 Fund, respectively), as a quarterly retainer, has been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Each fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the funds who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the funds is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by each fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. Prior to April 5, 2010, the annual rates were 0.85% and 0.40% of the average net assets attributable to class B and class M shares, respectively.

91

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A	Class M
	net commissions	net commissions

100 Fund	$23,163	$1,332

300 Fund	99,161	6,459

	Class B contingent	Class C contingent
	deferred sales charges	deferred sales charges

100 Fund	$2,607	$19,792

300 Fund	7,766	63,244

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A deferred	Class M deferred
	sales charges	sales charges

100 Fund	$30,984	$—

300 Fund	14,519	—

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated as follows:

U.S. GOVERNMENT SECURITIES	Purchases	Sales

100 Fund	$995,938	$995,313

300 Fund	3,983,750	3,981,250

OTHER SECURITIES	Purchases	Sales

100 Fund	$328,770,825	$184,235,055

300 Fund	1,699,375,533	946,269,394

Written option transactions during the reporting period are summarized as follows:

100 Fund		Contract amounts	Premiums received

Written options outstanding at the
beginning of the reporting period	USD	44,956,400	$2,793,974

Options opened	USD	130,056,560	6,658,536
	JPY	9,000,000	5,560
	EUR	8,080,000	28,030

Options exercised	USD	(10,891,600)	(322,834)

Options expired	USD	(10,891,600)	(322,834)

Options closed	USD	(14,110,800)	(537,842)
	JPY	(9,000,000)	(5,560)
	EUR	(8,080,000)	(28,030)

Written options outstanding at the
end of the reporting period	USD	139,118,960	$8,269,000

92

300 Fund		Contract amounts	Premiums received

Written options outstanding at the
beginning of the reporting period	USD	145,026,400	$8,686,385

Options opened	USD	534,419,600	30,545,658
	JPY	38,000,000	23,475
	EUR	36,680,000	127,244

Options exercised	USD	(34,009,000)	(1,196,248)

Options expired	USD	(34,009,000)	(1,196,248)

Options closed	USD	(56,203,200)	(1,959,383)
	JPY	(38,000,000)	(23,475)
	EUR	(36,680,000)	(127,244)

Written options outstanding at the
end of the reporting period	USD	555,224,800	$34,880,164

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

100 Fund

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	16,845,560	$174,956,868	6,825,199	$69,527,987

Shares issued in connection with
reinvestment of distributions	18,399	190,429	99	990

	16,863,959	175,147,297	6,825,298	69,528,977

Shares repurchased	(6,235,194)	(64,805,243)	(1,726,893)	(17,595,242)

Net increase	10,628,765	$110,342,054	5,098,405	$51,933,735

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	191,913	$1,983,573	219,981	$2,221,727

Shares issued in connection with
reinvestment of distributions	14	144	—*	1

	191,927	1,983,717	219,981	2,221,728

Shares repurchased	(84,401)	(872,454)	(32,910)	(333,648)

Net increase	107,526	$1,111,263	187,071	$1,888,080

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	6,075,906	$62,627,714	2,146,434	$21,760,095

Shares issued in connection with
reinvestment of distributions	1,917	19,749	—*	1

	6,077,823	62,647,463	2,146,434	21,760,096

Shares repurchased	(1,477,160)	(15,235,252)	(156,386)	(1,590,173)

Net increase	4,600,663	$47,412,211	1,990,048	$20,169,923

93

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	228,995	$2,375,357	82,444	$842,754

Shares issued in connection with
reinvestment of distributions	233	2,409	—*	2

	229,228	2,377,766	82,444	842,756

Shares repurchased	(53,489)	(556,046)	(944)	(9,462)

Net increase	175,739	$1,821,720	81,500	$833,294

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	33,639	$347,692	354	$3,608

Shares issued in connection with
reinvestment of distributions	25	253	—*	2

	33,664	347,945	354	3,610

Shares repurchased	(5,996)	(61,873)	—	—

Net increase	27,668	$286,072	354	$3,610

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	12,052,836	$125,462,299	5,824,316	$59,636,413

Shares issued in connection with
reinvestment of distributions	17,535	181,838	—*	2

	12,070,371	125,644,137	5,824,316	59,636,415

Shares repurchased	(10,314,327)	(107,501,676)	(620,031)	(6,373,253)

Net increase	1,756,044	$18,142,461	5,204,285	$53,263,162

* Amount represents less than one rounded share.

300 Fund

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	44,718,792	$482,378,886	12,305,812	$126,670,896

Shares issued in connection with
reinvestment of distributions	108,748	1,161,431	99	990

	44,827,540	483,540,317	12,305,911	126,671,886

Shares repurchased	(9,230,154)	(99,726,104)	(2,749,094)	(28,353,523)

Net increase	35,597,386	$383,814,213	9,556,817	$98,318,363

94

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	1,084,281	$11,609,026	689,644	$7,041,217

Shares issued in connection with
reinvestment of distributions	4,196	44,644	—*	1

	1,088,477	11,653,670	689,644	7,041,218

Shares repurchased	(282,275)	(3,031,493)	(119,248)	(1,215,693)

Net increase	806,202	$8,622,177	570,396	$5,825,525

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	17,632,273	$188,304,186	5,719,336	$59,089,277

Shares issued in connection with
reinvestment of distributions	39,530	419,810	—*	1

	17,671,803	188,723,996	5,719,336	59,089,278

Shares repurchased	(2,767,440)	(29,612,204)	(228,353)	(2,347,806)

Net increase	14,904,363	$159,111,792	5,490,983	$56,741,472

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	1,129,937	$12,156,459	229,753	$2,366,802

Shares issued in connection with
reinvestment of distributions	2,697	28,746	—*	2

	1,132,634	12,185,205	229,753	2,366,804

Shares repurchased	(83,422)	(897,155)	(49,664)	(502,983)

Net increase	1,049,212	$11,288,050	180,089	$1,863,821

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	57,359	$617,901	10,213	$103,903

Shares issued in connection with
reinvestment of distributions	29	311	—*	2

	57,388	618,212	10,213	103,905

Shares repurchased	(14,860)	(160,716)	(2,942)	(31,130)

Net increase	42,528	$457,496	7,271	$72,775

95

			For the period 12/23/08
			(commencement of operations)
	Year ended 10/31/10		to 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	26,678,250	$288,313,586	8,194,507	$85,510,467

Shares issued in connection with
reinvestment of distributions	55,269	590,827	—*	2

	26,733,519	288,904,413	8,194,507	85,510,469

Shares repurchased	(11,155,729)	(120,853,020)	(1,137,555)	(12,037,138)

Net increase	15,577,790	$168,051,393	7,056,952	$73,473,331

* Amount represents less than one rounded share.

Note 5: Summary of derivative activity

100 Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$150,002	Payables	$31,934

Foreign exchange
contracts	Receivables	3,779	Payables	3,765

Investments,
	Receivables,		Payables, Net
	Net assets —		assets —
	Unrealized		Unrealized
Interest rate	appreciation/		appreciation/
contracts	(depreciation)	10,788,910*	(depreciation)	21,541,960*

Total		$10,942,691		$21,577,659

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(34,565)	$(34,565)

Foreign exchange
contracts	—	—	(7,870)	—	$(7,870)

Interest rate contracts	(665,665)	3,489,006	—	(5,328,976)	$(2,505,635)

Total	$(665,665)	$3,489,006	$(7,870)	$(5,363,541)	$(2,548,070)

96

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(90,754)	$(90,754)

Foreign exchange
contracts	—	—	297	—	$297

Interest rate contracts	(96,832)	(557,725)	—	(3,703,856)	$(4,358,413)

Total	$(96,832)	$(557,725)	$297	$(3,794,610)	$(4,448,870)

300 Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$736,912	Payables	$161,902

Foreign exchange
contracts	Receivables	1,649,106	Payables	1,050,802

Investments,
	Receivables,		Payables, Net
	Net assets —		assets —
	Unrealized		Unrealized
Interest rate	appreciation/		appreciation/
contracts	(depreciation)	40,475,497*	(depreciation)	88,759,629*

Total		$42,861,515		$89,972,333

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(144,728)	$(144,728)

Foreign exchange
contracts	—	—	4,494,302	—	$4,494,302

Interest rate contracts	(2,719,005)	594,540	—	(12,520,264)	$(14,644,729)

Total	$(2,719,005)	$594,540	$4,494,302	$(12,664,992)	$(10,295,155)

97

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(486,052)	$(486,052)

Foreign exchange
contracts	—	—	599,615	—	$599,615

Interest rate contracts	(937,225)	(2,424,703)	—	(18,197,511)	$(21,559,439)

Total	$(937,225)	$(2,424,703)	$599,615	$(18,683,563)	$(21,445,876)

Note 6: Initial capitalization and offering of shares

Each fund was established as a series of the Trust on September 12, 2008 and commenced operations on December 23, 2008. Prior to December 23, 2008, the funds had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

100 Fund
	Capital contribution	Shares issued

Class A	$4,950,000	495,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

300 Fund
	Capital contribution	Shares issued

Class A	$4,950,000	495,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The funds invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by each fund are recorded as interest income in the Statement of operations and totaled $63,389 and $107,047 (for 100 Fund and 300 Fund, respectively) for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated as follows:

	Cost of	Proceeds of
	purchases	sales

100 Fund	$357,114,643	$352,843,367

300 Fund	$681,821,863	$676,302,158

Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

98

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The funds may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

99

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the funds hereby designate $2,507,103 and $2,227,276 (for 100 Fund and 300 Fund, respectively) as a capital gain dividend with respect to the taxable year ended October 31, 2010, or, if subsequently determined to be different, the net capital gain of such year.

For the tax year ended October 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the funds hereby designate $511,294 and $2,836,483 (for 100 Fund and 300 Fund, respectively) of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

100

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as a single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan**	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to the election of Trustees by funds of the Trust through January 15, 2010.

**Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

100 Fund

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

2,832,017	38,847	141,471	1,141,853

A proposal to amend the fundamental investment restriction with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

2,704,663	76,917	230,756	1,141,852

300 Fund

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

6,420,360	156,999	442,338	3,171,171

A proposal to amend the fundamental investment restriction with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

6,500,888	164,497	354,312	3,171,171

All tabulations are rounded to the nearest whole number.

101

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

102

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

103

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

104

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

105

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

106

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

107

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Robert R. Leveille
Putnam Investment	Barbara M. Baumann	Vice President and
Management, LLC	Charles B. Curtis	Chief Compliance Officer
One Post Office Square	Robert J. Darretta
Boston, MA 02109	Myra R. Drucker	Mark C. Trenchard
	Paul L. Joskow	Vice President and
Investment Sub-Manager	Kenneth R. Leibler	BSA Compliance Officer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Francis J. McNamara, III
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Chief Legal Officer
Investment Sub-Advisor	Richard B. Worley
The Putnam Advisory		James P. Pappas
Company, LLC	Officers	Vice President
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	President	Judith Cohen
Vice President, Clerk and
Marketing Services	Jonathan S. Horwitz	Assistant Treasurer
Putnam Retail Management	Executive Vice President,
One Post Office Square	Principal Executive	Michael Higgins
Boston, MA 02109	Officer, Treasurer and	Vice President, Senior Associate
	Compliance Liaison	Treasurer and Assistant Clerk
Custodian
State Street Bank	Steven D. Krichmar	Nancy E. Florek
and Trust Company	Vice President and	Vice President, Assistant Clerk,
	Principal Financial Officer	Assistant Treasurer and
Legal Counsel		Proxy Manager
Ropes & Gray LLP	Janet C. Smith
	Vice President, Assistant	Susan G. Malloy
Independent Registered	Treasurer and Principal	Vice President and
Public Accounting Firm	Accounting Officer	Assistant Treasurer
KPMG LLP
Beth S. Mazor
Trustees	Vice President
John A. Hill, Chairman
Jameson A. Baxter,
Vice Chairman

This report is for the information of shareholders of Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The funds’ Statement of Additional Information contains additional information about the funds’ Trustees and is available without charge upon request by calling 1-800-225-1581.

108

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN104 264497 12/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

Putnam Absolute Return 100 Fund:

The following table presents fees billed in each of the last fiscal year for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2010	$70,853	$--	$4,750	$-
October 31, 2009*	$74,777	$--	$4,750	$-

*The fund commenced operations on December 23, 2008.

For the fiscal years ended October 31, 2010 and October 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 4,750 and $ 4,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2010	$ -	$ -	$ -	$ -
October 31, 2009	$ -	$ -	$ -	$ -

Putnam Absolute Return 300 Fund:

The following table presents fees billed in each of the last fiscal year for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2010	$70,996	$--	$4,750	$-
October 31, 2009*	$74,808	$--	$4,750	$-

*The fund commenced operations on December 23, 2008.

For the fiscal years ended October 31, 2010 and October 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 4,750 and $ 4,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2010	$ -	$ -	$ -	$ -
October 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period: March 31, 2010 (commencement of operations) — October 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPGAX

Putnam Global Sector Fund

Annual report
10 | 31 | 10

A world of investing.℠

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of companies in markets around the world.

Putnam
Global Sector
Fund

Annual report
10 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	35

About the Trustees	36

Officers	38

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world rallied strongly over the past few months, riding a rising tide of strengthening investor confidence and slowly improving economic and corporate data. Indeed, U.S. stocks delivered their best September in 71 years, and continued to add to those gains in October. Bond markets also have generated positive results for much of 2010 and continue to be a source of refuge for risk-averse investors.

It is important to recognize, however, that we may see periods of heightened market volatility as markets and economies seek more solid ground. The slow pace of the U.S. economic recovery and ongoing European sovereign debt concerns have made markets more susceptible to disappointing news. We believe, however, that Putnam’s research-intensive, actively managed investment approach is well suited for this environment.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A world of sectors in one portfolio

In recent decades, innovation and business growth have propelled stocks in different industry sectors to market-leading performance. Putnam Global Sector Fund offers investors the opportunity to gain exposure to industry sectors across the globe.

The fund is composed of eight Putnam global sector funds, each of which is managed by experienced global stock analysts. These managers use risk controls and a stock selection process that is grounded in fundamental research. The fund offers a convenient way to invest in all sectors in the MSCI World Index.

Each underlying sector fund invests at least 80% of its assets in stocks of a particular industry group, in markets around the world. The funds can invest in businesses of all sizes, but focus primarily on midsize and large companies. The managers are not limited to value-style or growth-style investing, and can target businesses at different stages of growth, from newer, rapidly growing companies to established global corporations.

The managers of Putnam’s sector funds focus on a number of factors when making investment decisions, including company valuation, financial strength, and competitive position within each sector. And because these are actively managed funds, the stocks in the portfolios are constantly monitored and adjusted as business fundamentals, market conditions, or investment opportunities change.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. An underlying fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short. An underlying fund’s non-diversified status, which means the fund may invest in fewer issues, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The fund may invest in Putnam Money Market Fund for cash management. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Talented analysts pursue opportunities around the globe

Since U.S. companies represent only 42% of the total worldwide market capitalization, targeting stocks around the globe is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research and in-depth knowledge of global markets.

Putnam Global Sector Fund represents the best ideas and stock recommendations from approximately 40 analysts covering over 1,000 companies.

Finding opportunities in this broad universe of stocks requires in-depth knowledge of global markets.

The fund’s global approach can give it a competitive edge in targeting opportunities in diverse markets around the world. Putnam analysts, who are located in Boston, London, and Singapore, talk to private companies and consultants, attend trade shows, and work to find information that the markets haven’t already factored into stock prices.

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the period, the fund may have had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to certain redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

* Returns for the life-of-fund period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Walter Scully

How did Putnam Global Sector Fund perform from its inception on March 31, 2010, through October 31, 2010?

I am pleased to report that the fund’s class A shares had a return of 3.70% for the period, outperforming its benchmark, the MSCI World Index, which posted a 3.07% return. The fund’s Lipper peer category, Global Multi-Cap Growth Funds, however, had a return of 7.39% for the period. In the case of the Lipper category, the data for sector funds is not comparable. In general, some sector funds may be very concentrated, holding a relatively small number of stocks, and/or they may focus on a particular subsector. For example, Putnam Global Consumer Fund, in which the fund invests, may be compared with a gaming and leisure fund in the Lipper category, which is representative of only 5% of the fund’s benchmark.

The fund launched just prior to an extraordinarily volatile market period. How did you position the fund to navigate this turbulence?

The portfolio is diversified globally across sectors and industries. The managers of the underlying funds focus on looking at equity fundamentals that take advantage of value and growth opportunities. In the spring, investor confidence was increasing based on the view that an economic recovery was taking hold. Then, the European sovereign debt crisis began to weigh on the markets. In particular, there was uncertainty about whether Greece would receive aid from the European Union and if the package would be enough to stave off a deeper financial crisis for the country. The volatility that followed led to some incredible buying opportunities in the equity market. The managers of the underlying funds found many stocks at attractive valuations in many areas and took

This comparison shows your fund’s performance in the context of broad market indexes for the period from 3/31/10 (commencement of operations) to 10/31/10. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15. The short-term results of a new fund are not necessarily indicative of its long-term prospects.

5

advantage of these opportunities. Within the underlying portfolios, some of the holdings were existing ones that we simply added to, and some were new holdings. Also, the portfolio as a whole was diversified enough to minimize the downside impact of the volatility.

How do you determine the sector allocations?

The fund is composed of eight [nine underlying funds with Putnam Money Market Fund] underlying sector funds, which are allocated in about the same proportions as its benchmark, the MSCI World Index. We also rebalance the fund each quarter to keep it aligned with the benchmark. Within an underlying fund, the manager of that fund has the ability to overweight or underweight subsectors. For example, within Putnam Global Consumer Fund, we were overweight consumer cyclicals relative to consumer staples because cyclicals tend to benefit from a recovering economy.

What contributed to the fund’s relative performance over the period?

The major themes in the U.S. equity markets this year were corporate profits exceeding expectations and the attractive valuation of stocks. Despite slow economic growth, particularly in the United States, there has been significant recovery in many industry sectors. Year-to-date, the strongest sectors of the underlying portfolios have been telecommunications, industrials, and consumer. We believe we are in an economic recovery and, as a result, cyclical sectors have performed better.

U.S. gross domestic product [GDP] has improved this year, albeit at a slow pace, and unemployment remains high. But as I mentioned, corporate profits have been extraordinary. Many firms cut costs due to the recession, and the slow recovery has kept salaries low. Companies hold a record amount of cash and have repaired their balance sheets. Many firms have started to buy back their own stocks, which creates value for

Country allocations are shown as a percentage of the underlying funds’ net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

6

the remaining shareholders by reducing the share count and helping to drive up earnings per share. In general, companies’ sales are improving, margins are expanding, profits are growing, and cash flows are strong.

The current recovery is also global, and the fund has been positioned for global growth, although the pace of growth has been uneven worldwide. Growth has been strong in many emerging-market economies, such as China, Brazil, and India. But in developed regions such as Europe and in developed countries such as Canada and the United States, growth remains modest at best, and weaker still in Japan. Growth in the United States and Europe, for example, began to lose momentum in the second half of the year, and the recovery is now marked with slow growth and little or no job creation.

What trends are you finding in emerging markets, and how are these trends creating opportunities?

In emerging markets, particularly Asia and Latin America, the trend has been strong, rapid economic growth. China is leading the growth trend, but it is not the only story. India and Brazil are also experiencing strong growth and offering opportunities. Wealth is expanding, and consumers have an increasing willingness to spend — buying more goods and upgrading to newer homes and condominiums. At the same time, emerging-market countries are building infrastructure such as manufacturing plants, bridges, roadways, and housing. With that comes a demand for resources, and we are finding opportunities within the industrials, natural resources, and energy sectors, in particular. Managers of the underlying

Allocations are represented as a percentage of the fund’s net assets and may not equal 100%. Holdings and allocations may vary over time.

7

funds have added stocks across the fund from emerging and developing markets, and from developed countries that have exposure to emerging markets.

Which holdings within the underlying funds contributed to the fund’s performance?

A holding in Putnam Global Consumer Fund, priceline.com, is an online travel company based in the United States that has been a positive contributor because the managers took advantage of market volatility in the second quarter and purchased priceline.com stock near its 52-week low. At that time, investors were concerned about a slowdown in travel as a result of the volcano eruption in Iceland, which disrupted travel to Europe for several weeks, as well as the introduction of European debt austerity programs. Since that time, the company’s business fundamentals have accelerated. Priceline.com is the market leader in online hotel bookings in Europe. The secular growth driver for priceline.com is the continued growth in online penetration, as consumers are increasingly booking their travel plans online and not with traditional travel agents.

Kabel Deutschland, also held in Putnam Global Consumer Fund, is a leading cable network provider in Germany. The stock continued to deliver superior revenue growth by successfully cross-selling high-speed broadband services to its existing cable television customers. This capacity resulted from Kabel’s infrastructure, which helps deliver

This chart shows how the fund’s top fund allocations have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings and allocations will vary over time.

8

faster broadband speeds than incumbent provider Deutsche Telekom. We believe this is a long-term competitive advantage. Dongfeng Motor Group, a Chinese auto manufacturer and holding in Putnam Global Industrials Fund, also contributed to performance. Our analysis indicated that the company’s earnings would be higher than market expectations this year. In addition, Dongfeng provided a relatively inexpensive way to gain exposure to China’s rising middle class.

Within Putnam Global Natural Resources Fund, other contributors included U.K. mining company Rio Tinto, and Canada’s Teck Resources. Rio Tinto produces ore and copper, and Teck Resources produces met coal and copper. The demand for these commodities has increased substantially year over year. The Chinese steel industry is growing at a high single-digit rate, which should continue to make the iron ore and met coal markets very tight. In addition, demand for copper continues to increase as China becomes a greater net importer.

Which holdings in the underlying funds detracted from performance?

Apollo Group and Career Education, which are holdings in Putnam Global Consumer Fund, are both U.S. firms in the for-profit education sector, which has been under scrutiny by the Obama Administration. We held the stocks with the belief that a significant amount of negative news was already discounted in the stocks. However, proposed federal rules to restrict the sector’s access to federal student aid had a negative impact and hurt the stocks. In Putnam Global Natural Resources Fund, Anadarko Petroleum is a 25% partner with British Petroleum in the Macondo Well, which was the source of this year’s tragic oil spill in the Gulf of Mexico. Shares of Anadarko underperformed as investors worried about the potential costs to the company from the accident. There is still a great deal of uncertainty about the ultimate outcome, and we no longer hold the stock.

Among the holdings in Putnam Global Health Care Fund, another detractor was InterMune Pharmaceuticals, a U.S. drugmaker. InterMune shares declined this year after the Food and Drug Administration issued a response involving the company’s key drug for the treatment of pulmonary fibrosis. The agency requested additional clinical studies prior to drug approval, which raised significant concerns regarding the drug’s future. U.S.-based Somaxon Pharmaceuticals also faced some challenges in the launch of its insomnia drug Silenor this year. The initial product launch was slow due to reimbursement hurdles. Concerns were also raised in the market about the strength of the drug’s key patents. However, we continue to hold the stock because we believe that the long-term commercial potential for Silenor is substantial and that the patents are solid.

What is your outlook for the fund given the weak economic recovery in the United States and uneven global recovery?

We remain optimistic about the global recovery, despite the head winds, such as sovereign debt, unemployment, and an uneven recovery that have created tensions in the currency market. In our view, the global economic recovery will continue, but will be marked by slow growth and volatility. And although the European sovereign debt issue has become prominent again in recent weeks with Ireland’s debt woes, it appears that the equity markets have already discounted the debt issue.

In the United States, the results of the recent mid-term Congressional elections appear to be very pro-business, which has had a positive impact on business and the stock markets and could help decrease uncertainty in the markets. The perception that future government policy may be more favorable

9

to business may encourage the business community to invest and add jobs.

In addition, the U.S. Federal Reserve’s decision to launch a second round of economic stimulus with its proposed purchase of $600 billion in U.S. Treasuries may also remove uncertainty from the markets. While there is disagreement about the proposal, the fact that the central bank is taking significant action to jumpstart the economy is encouraging for investors.

The trends of attractive valuations and growing corporate profits are likely to continue in 2011, given the magnitude of improvement in profitability experienced by companies so far this year. Strong growth from China and other emerging markets is projected for 2011. The underlying funds are positioned to benefit from growth in these and other markets worldwide.

Thanks, Walter, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the underlying fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Putnam Global Sector Fund is managed by a team of senior equity analysts at Putnam: Kelsey Chen, Tim Codrington, Steve Curbow, Vivek Gandhi, George Gianarikas, David Morgan, John Morgan, Ferat Ongoren, Nathaniel Salter, Walter Scully, Christopher Stevo, and Michael Yogg. They are overseen by Putnam’s Chief Investment Officer, Walter Donovan, who has 25 years of financial industry and equity research experience.

IN THE NEWS

The G20, composed of the world’s 20 largest economies, ended its summit in Seoul, South Korea, in November, without an agreement on currency issues and trade imbalances. This raised concerns about global currency “wars” in which countries manipulate the value of their currencies to boost their exports. Going into the summit, tensions had already been building as several member countries criticized the United States for the Federal Reserve’s decision to purchase $600 billion of U.S. Treasuries, an action that could devalue the dollar and boost U.S. exports. The United States had sought a firm limit on trade surpluses and an agreement from China to allow its currency to appreciate more. The G20, made up of 19 countries plus the European Union, did agree to develop guidelines to help identify any trade imbalances that “require preventative and corrective actions.”

10

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended October 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of March 31, 2010. Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	3.70%	–2.26%	3.20%	–1.80%	3.20%	2.20%	3.40%	–0.19%	3.50%	3.80%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, the fund may have had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Comparative index returns For the period ended 10/31/10

		Lipper Global Multi-Cap Growth Funds
	MSCI World Index	category average*

Life of fund	3.07%	7.39%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 10/31/10, there were 135 funds in this Lipper category.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,320 ($9,820 with contingent deferred sales charge). Class C shares would have been valued at $10,320 ($10,220 with contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,981 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,350 and $10,380, respectively.

Fund price and distribution information For the period ended 10/31/10

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

3/31/10*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

10/31/10	10.37	11.00	10.32	10.32	10.34	10.72	10.35	10.38

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for the period ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–0.30%	–6.03%	–0.70%	–5.67%	–0.70%	–1.69%	–0.60%	–4.05%	–0.40%	–0.20%

12

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 10/31/10*	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

Estimated total annual operating expenses for the
fiscal year ended 10/31/10	2.07%	2.82%	2.82%	2.57%	2.32%	1.82%

Annualized expense ratio for the six-month period
ended 10/31/10†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes fees and expenses of the underlying Putnam funds in which the fund invests. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 3/31/11.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Sector Fund from May 1, 2010, to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.29	$5.13	$5.13	$3.85	$2.57	$0.00

Ending value (after expenses)	$1,041.20	$1,037.20	$1,037.20	$1,039.20	$1,039.20	$1,042.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2010, use the following calculation method. To find the value of your investment on May 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.28	$5.09	$5.09	$3.82	$2.55	$0.00

Ending value (after expenses)	$1,023.95	$1,020.16	$1,020.16	$1,021.42	$1,022.68	$1,025.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees considered your fund’s management fee schedule and considered

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that, although the fund pays no management fee to Putnam Management, Putnam Management receives management fees from the underlying Putnam funds in which your fund invests. The Trustees noted that the fee schedule was consistent with the current fee schedules of other Putnam funds that pursued their objectives by investing substantially all of their assets in other Putnam funds, which have been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

The Trustees reviewed the management fee schedules in effect for all Putnam funds (including the underlying Putnam funds in which your fund invests), including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category.

The Trustees considered that most Putnam funds (including the underlying funds, although not your fund) currently have breakpoints in their management fees that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services

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to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund, which had only a limited performance record because it had only recently commenced operations) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking

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best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Global Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Sector Fund (the “fund”) at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 2010 (commencement of operations) through October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at October 31, 2010 by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2010

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The fund’s portfolio 10/31/10

	Shares	Value

Global Sector Funds* 99.6%
Putnam Global Consumer Fund (Class Y)	18,518	$283,692

Putnam Global Financials Fund (Class Y)	21,354	275,683

Putnam Global Health Care Fund (Class Y)	2,731	132,020

Putnam Global Industrials Fund (Class Y)	10,389	156,146

Putnam Global Natural Resources Fund (Class Y)	12,365	248,535

Putnam Global Technology Fund (Class Y)	10,592	165,656

Putnam Global Telecommunications Fund (Class Y)	4,739	63,888

Putnam Global Utilities Fund (Class Y)	5,273	59,689

Total Global Sector Funds (cost $1,282,521)		$1,385,309

Fixed Income Funds* 0.4%
Putnam Money Market Fund (Class A)	5,579	$5,579

Total Fixed Income Funds (cost $5,579)		$5,579

Total Investments (cost $1,288,100)		$1,390,888

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 31, 2010 (commencement of operations) through October 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $1,390,601.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Global sector funds	$1,385,309	$—	$—

Fixed income funds	5,579	—	—

Totals by level	$1,390,888	$—	$—

The accompanying notes are an integral part of these financial statements.

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Statement of assets and liabilities 10/31/10

ASSETS

Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $1,288,100) (Note 6)	$1,390,888

Receivable for shares of the fund sold	3,396

Receivable from Manager (Note 2)	70,841

Unamortized offering costs (Note 1)	42,509

Total assets	1,507,634

LIABILITIES

Payable for investments purchased	3,396

Payable for distribution fees (Note 2)	288

Payable for offering costs (Note 1)	86,546

Payable for reports to shareholders	9,500

Payable for audit expense	17,000

Other accrued expenses	303

Total liabilities	117,033

Net assets	$1,390,601

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$1,297,544

Accumulated net realized loss on investments (Note 1)	(9,731)

Net unrealized appreciation of investments	102,788

Total — Representing net assets applicable to capital shares outstanding	$1,390,601

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($875,872 divided by 84,477 shares)	$10.37

Offering price per class A share (100/94.25 of $10.37)*	$11.00

Net asset value and offering price per class B share ($46,046 divided by 4,461 shares)**	$10.32

Net asset value and offering price per class C share ($70,556 divided by 6,836 shares)**	$10.32

Net asset value and redemption price per class M share ($16,303 divided by 1,577 shares)	$10.34

Offering price per class M share (100/96.50 of $10.34)*	$10.72

Net asset value, offering price and redemption price per class R share
($10,352 divided by 1,000 shares)	$10.35

Net asset value, offering price and redemption price per class Y share
($371,472 divided by 35,778 shares)	$10.38

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

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Statement of operations For the period 3/31/10 (commencement of operations) to 10/31/10

INVESTMENT INCOME

Income distributions from underlying Putnam Fund shares	$720

Total investment income	720

EXPENSES

Distribution fees — Class A (Note 2)	773

Distribution fees — Class B (Note 2)	191

Distribution fees — Class C (Note 2)	290

Distribution fees — Class M (Note 2)	45

Distribution fees — Class R (Note 2)	28

Amortization of offering costs (Note 1)	60,929

Reports to shareholders	13,491

Auditing	17,000

Other	408

Fees waived and reimbursed by Manager (Note 2)	(91,828)

Total expenses	1,327

Net investment loss	(607)

Net realized loss on sales of underlying Putnam Fund shares (Notes 1 and 3)	(9,124)

Net unrealized appreciation of underlying Putnam Fund shares during the period	102,788

Net gain on investments	93,664

Net increase in net assets resulting from operations	$93,057

The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

INCREASE IN NET ASSETS	For the period 3/31/10 (commencement
of operations) to 10/31/10

Operations:
Net investment loss	$(607)

Net realized loss on underlying Putnam Fund shares	(9,124)

Net unrealized appreciation on underlying Putnam Fund shares	102,788

Net increase in net assets resulting from operations	93,057

Redemption fees (Note 1)	486

Increase from capital share transactions (Note 4)	1,237,058

Total increase in net assets	1,330,601

NET ASSETS

Beginning of period (Note 5)	60,000

End of period	$1,390,601

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net realized							Ratio of net
	Net asset value,		and unrealized	Total from		Net asset		Net assets,	Ratio of expenses	investment income	Portfolio
	beginning	Net investment	gain (loss)	investment	Redemption	value, end	Total return at net	end of period	to average	(loss) to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	fees	of period	asset value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	(%)

Class A
October 31, 2010†	$10.00	(.01)	.38	.37	— [e]	$10.37	3.70*	$876	.15*	(.06)*	13.78*

Class B
October 31, 2010†	$10.00	(.05)	.36	.31	.01	$10.32	3.20*	$46	.59*	(.51)*	13.78*

Class C
October 31, 2010†	$10.00	(.05)	.36	.31	.01	$10.32	3.20*	$71	.59*	(.52)*	13.78*

Class M
October 31, 2010†	$10.00	(.04)	.37	.33	.01	$10.34	3.40*	$16	.44*	(.38)*	13.78*

Class R
October 31, 2010†	$10.00	(.02)	.36	.34	.01	$10.35	3.50*	$10	.30*	(.22)*	13.78*

Class Y
October 31, 2010†	$10.00	.01	.36	.37	.01	$10.38	3.80*	$371	—*	.08*	13.78*

* Not annualized.

† For the period March 31, 2010 (commencement of operations) to October 31, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

October 31, 2010	10.58%

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to financial statements 10/31/10

Note 1: Significant accounting policies

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation.

The financial statements report on the fund, which may invest in the following Putnam Funds: Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, Putnam Global Utilities Fund, which are all non-diversified and Putnam Money Market Fund, which is diversified (the underlying Putnam Funds), which are managed by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on March 31, 2010. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from March 31, 2010 (commencement of operations) through October 31, 2010.

A) Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities. The NAVs of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

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B) Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

C) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Because this is the fund’s first year of operations, the fund does not have any federal tax returns for the prior periods that remain subject to examination by the Internal Revenue Service.

E) Distributions to shareholders The fund normally distributes any net investment income and any realized capital gains annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $607 to decrease accumulated net investment loss, with an increase to accumulated net realized losses of $607.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$98,457
Unrealized depreciation	(6,154)

Net unrealized appreciation	92,303
Undistributed short-term gain	754
Cost for federal income tax purposes	$1,298,585

F) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

G) Offering costs The offering costs of $103,438 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Putnam Management has contractually agreed to reimburse the fund for other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plan) through March 31, 2011. During the reporting period, the fund’s expenses were reduced by $91,828 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

31

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $637 and no monies from the sale of class A and class M shares, respectively, and received contingent deferred sales charges of $10 and $470 from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $1,429,293 and $132,069, respectively.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 3/31/10 (commencement of operations) to 10/31/10

Class A	Shares	Amount

Shares sold	84,407	$794,833

Shares issued in connection with
reinvestment of distributions	—	—

	84,407	794,833

Shares repurchased	(930)	(8,860)

Net increase	83,477	$785,973

	For the period 3/31/10 (commencement of operations) to 10/31/10

Class B	Shares	Amount

Shares sold	3,481	$32,719

Shares issued in connection with
reinvestment of distributions	—	—

	3,481	32,719

Shares repurchased	(20)	(193)

Net increase	3,461	$32,526

32

	For the period 3/31/10 (commencement of operations) to 10/31/10

Class C	Shares	Amount

Shares sold	11,199	$110,886

Shares issued in connection with
reinvestment of distributions	—	—

	11,199	110,886

Shares repurchased	(5,363)	(47,038)

Net increase	5,836	$63,848

	For the period 3/31/10 (commencement of operations) to 10/31/10

Class M	Shares	Amount

Shares sold	577	$5,871

Shares issued in connection with
reinvestment of distributions	—	—

	577	5,871

Shares repurchased	—	—

Net increase	577	$5,871

	For the period 3/31/10 (commencement of operations) to 10/31/10

Class Y	Shares	Amount

Shares sold	42,103	$423,292

Shares issued in connection with
reinvestment of distributions	—	—

	42,103	423,292

Shares repurchased	(7,325)	(74,452)

Net increase	34,778	$348,840

Class R had no capital share transactions other than the initial capitalization (Note 5).

At the close of the reporting period, a Trustee of the Fund owned 20.5% of the outstanding shares of the fund.

At the close of the reporting period, a shareholder of record owned 7.3% of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following classes of shares of the fund:

	Shares	Percentage of ownership	Value

Class A	1,000	1.18%	$10,370

Class B	1,000	22.42	10,320

Class C	1,000	14.63	10,320

Class M	1,000	63.41	10,340

Class R	1,000	100.00	10,352

Class Y	1,000	2.80	10,380

33

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 31, 2010. Prior to March 31, 2010, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$10,000	1,000

Class B	$10,000	1,000

Class C	$10,000	1,000

Class M	$10,000	1,000

Class R	$10,000	1,000

Class Y	$10,000	1,000

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with companies in which the fund owned at least 5% or more of the outstanding voting securities, or a company which is under common ownership or control were as follows:

	Purchase	Sale	Investment
Affiliates	cost	proceeds	income	Value

Putnam Global Consumer Fund	$282,143	$25,878	$—	$283,692

Putnam Global Financials Fund	299,429	27,464	—	275,683

Putnam Global Health Care Fund	142,286	13,050	—	132,020

Putnam Global Industrials Fund	153,572	14,086	—	156,146

Putnam Global Natural Resources Fund	253,286	23,232	—	248,535

Putnam Global Technology Fund	171,857	15,763	—	165,656

Putnam Global Telecommunications Fund	58,143	5,333	—	63,888

Putnam Global Utilities Fund	61,290	5,556	718	59,689

Putnam Money Market Fund	7,287	1,707	2	5,579

Totals	$1,429,293	$132,069	$720	$1,390,888

Market values are shown for those securities affiliated at period end.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam Funds may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

34

Federal tax information (Unaudited)

The fund will designate 70.27% of its ordinary income as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2010, the fund hereby will designate 95.23%, or the maximum amount allowable, of its taxable ordinary income as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

35

About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

36

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

37

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

38

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

39

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	John A. Hill, Chairman	Vice President
Management, LLC	Jameson A. Baxter,
One Post Office Square	Vice Chairman	Robert R. Leveille
Boston, MA 02109	Ravi Akhoury	Vice President and
	Barbara M. Baumann	Chief Compliance Officer
Investment Sub-Manager	Charles B. Curtis
Putnam Investments Limited	Robert J. Darretta	Mark C. Trenchard
57–59 St James’s Street	Myra R. Drucker	Vice President and
London, England SW1A 1LD	Paul L. Joskow	BSA Compliance Officer
Kenneth R. Leibler
Investment Sub-Advisor	Robert E. Patterson	Francis J. McNamara, III
The Putnam Advisory	George Putnam, III	Vice President and
Company, LLC	Robert L. Reynolds	Chief Legal Officer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109	Richard B. Worley	James P. Pappas
Vice President
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	Judith Cohen
One Post Office Square	President	Vice President, Clerk and
Boston, MA 02109		Assistant Treasurer
Jonathan S. Horwitz
Custodian	Executive Vice President,	Michael Higgins
State Street Bank	Principal Executive	Vice President, Senior Associate
and Trust Company	Officer, Treasurer and	Treasurer and Assistant Clerk
Compliance Liaison
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Steven D. Krichmar	Vice President, Assistant Clerk,
	Vice President and	Assistant Treasurer and
Independent Registered	Principal Financial Officer	Proxy Manager
Public Accounting Firm
PricewaterhouseCoopers LLP	Janet C. Smith	Susan G. Malloy
	Vice President, Assistant	Vice President and
	Treasurer and Principal	Assistant Treasurer
Accounting Officer

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN730 264495 12/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last fiscal year for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2010*	$13,955	$--	$3,045	$-

*Fund commenced operations on March 31, 2010.

For the fiscal year ended October 31, 2010 , the fund’s independent auditor billed aggregate non-audit fees in the amount of $402,698 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2010	$ -	$ 243,601	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2010